As Filed with the Securities and
Exchange Commission on April 30, 1999

Registration Statement No. 2-77712

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                   X

         Pre-Effective Amendment No.
         Post-Effective Amendment No.        25                          X
                                                      and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

         Amendment No.               25                                  X
           (Check appropriate box or boxes).

                               SEPARATE ACCOUNT I

                           (Exact Name of Registrant)
                Investors Life Insurance Company of North America

                               (Name of Depositor)

                     701 Brazos Street, Austin, Texas 78701

(Address of Depositor's Principal Executive Offices)          (Zip Code)

Depositor's Telephone Number, including Area Code:     512-404-5040

Roy F. Mitte, President
Investors Life Insurance Company of North America
701 Brazos Street, Austin, Texas  78701

                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  Continuous

It is proposed that this filing will become effective April 30, 1999, pursuant to paragraph (b) of Rule 485.

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2. The Rule 24f-2 Notice for the most recent fiscal year was filed on

February 22, 1999.

The combined prospectuses contained herein also relate to Registration Statement No. 2-84850, pursuant to Rule 429.

                              CROSS REFERENCE SHEET

Cross Reference sheet pursuant to Rule 495(a) showing location in Prospectus (Part A) and Statement of Additional Information (Part B) of information required by Form N-4.

                                     PART A

     Form N-4 Item                               Prospectus Caption

1.       Cover Page                              Cover Page
2.       Definitions                             Definitions
3.       Synopsis or Highlights                  Introduction
4.       Condensed Financial
           Information                           Financial Information
5.       General Description of                  Description of the
           Registrant, Depositor                   Insurance Company, the
           and Portfolio Companies               Separate Account and
                                                   the Fund
6.       Deductions and Expenses                 Deductions and Expenses
7.       General Description of                  General Description of
         Variable Annuity Contracts              Variable Annuity Contracts
8.       Annuity Period                          The Annuity Period
9.       Death Benefit                           Death Benefits
10.      Purchases and Contract                  Purchases and Contract
           Values                                  Values
11.      Redemptions                             Redemptions
12.      Taxes                                   Federal Tax Status
13.      Legal Proceedings                       Legal Proceedings
14.      Table of Contents of the                Table of Contents of the
           Statement of Additional                Statement of Additional
           Information                              Information

                                     PART B

                                                     Statement of Additional
Form N-4 Item                                        Information Caption

15.      Cover Page                                  Cover Page
16.      Table of Contents                           Table of Contents
17.      General Information                         General Information
           and History                                 and History
18.      Services                                    Services
19.      Purchase of Securities                      Purchase of Securities
           Being Offered                               Being Offered
20.      Underwriters                                Principal Underwriter
21.      Calculations of Yield                       Yield Quotations of
           Quotations of Money                         Money Market Division
           Market Sub-Accounts
22.      Annuity Payments                            Annuity Payments
23.      Financial Statements                        Financial Statements
             .Separate Account
             .Insurance Company

                                   PROSPECTUS

                               SEPARATE ACCOUNT I



                           INDIVIDUAL FLEXIBLE PAYMENT
                           VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA



The Individual Flexible Payment Deferred Variable Annuity Contracts (the "Contracts") described in this Prospectus are designed to be used to provide retirement programs for individual purchasers. The Contracts may be issued in connection with retirement plans which qualify for tax benefits under the Internal Revenue Code ("tax qualified Contracts"), as well as retirement plans which do not qualify for tax benefits under the Code ("non-tax qualified Contracts").

This Prospectus sets forth information about Separate Account I and the Contracts that a prospective purchaser ought to know before investing. Additional information about the Separate Account, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission. A copy of the Statement is available upon request and without charge by writing to Investors Life Insurance Company of North America (the "Insurance Company" or "Investors Life"), 701 Brazos Street, Austin, Texas 78701 (a reply form has been included with this Prospectus), or by calling 512-404-5346. The Statement of Additional Information has the same date as the date of this Prospectus, and is incorporated by reference into this Prospectus. A table of contents for the Statement of Additional Information appears on page 46 of this Prospectus.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT
PROSPECTUS OF PUTNAM VARIABLE TRUST.  BOTH PROSPECTUSES SHOULD BE
RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 30, 1999

                                TABLE OF CONTENT



ITEM                                                         PAGE

Definitions                                                   3
Introduction                                                  5
Expense Table                                                 7
Financial Information                                        11
Description of the Insurance Company, the
  Separate Account and the Fund                              20
Deductions and Expenses                                      24
General Description of Variable Annuity
  Contracts                                                  27
The Annuity Period                                           30
Death Benefits                                               33
Purchases and Contract Values                                35
Redemptions                                                  39
Federal Tax Status                                           41
Legal Proceedings                                            45
Table of Contents of the Statement of
  Additional Information                                     46
Appendix - Examples of Deferred Sales                        47
  Charge Calculations





                 The Contracts are not available in all states.

NO PERSON IS AUTHORIZED BY THE INSURANCE COMPANY TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF, OR SOLICITATION OF AN OFFER TO ACQUIRE, ANY INTEREST OR PARTICIPATION IN THE VARIABLE ANNUITY CONTRACTS OFFERED BY THIS PROSPECTUS TO ANYONE IN ANY STATE OR JURISDICTION IN WHICH SUCH SOLICITATION OR OFFER MAY NOT BE MADE LAWFULLY.

                                   DEFINITIONS


The following terms as used in this Prospectus have the indicated meanings:

Accumulation Period:  The period between the  commencement of the first Contract
     Year and the annuity commencement date.

Accumulation Unit: A unit of measurement used to determine the value of a person's interest under the Contract before Annuity payments begin.

Adjusted Age: The age of the Annuitant which is used to determine the applicable annuity purchase rate. The age is adjusted by either adding or subtracting a specified number of years in order to reflect predicted longevity. The number of years to be added or subtracted depends upon the year of birth of the Annuitant.

Annuity: A contract providing for Annuity Payments varying in amount in accordance with the investment experience of the applicable subdivision of the Separate Account Division selected by the Contract Owner.

Annuitant:  The person  designated  under the Contract as the measuring life for
     annuity  payout  options  involving  life  contingencies;   normally,   the
     recipient of Annuity Payments.

Annuity Payments: Periodic amounts payable by the Insurance Company on and at regular intervals after the annuity commencement date preselected under the Contract.

Annuity Unit: A unit of measurement used to determine the amount of the variable
     Annuity Payments.

Contract Year: A twelve month period between anniversaries of the Date of Issue of a Contract. The first Contract Year begins on the Date of Issue.

Contribution Year: A Contract Year in which at least one Purchase Payment is made.

Fund:A series of Putnam  Variable  Trust.  Prior to January 1, 1997,  the Putnam
     Variable Trust was known as Putnam Capital Manager Trust.

Owner: The person (or other entity) to whom a Contract is issued by the Insurance Company.

Purchase Payment: The dollar amount paid to the Insurance Company by or on behalf of a Contract Owner. The "Net Purchase Payment" is the Purchase Payment reduced by any applicable state premium taxes.

Separate Account:  The segregated  investment account entitled "Separate Account
     I" established by the Insurance Company pursuant to Pennsylvania law and registered as a unit investment trust under the Investment Company Act of 1940, as amended. Prior to April 18, 1995, the Separate Account was known as the "CIGNA Separate Account". As a result of the substitution of shares of the Putnam Capital Manager Trust (now known as Putnam Variable Trust) as the underlying investment vehicle, the name of the Separate Account was changed to Separate Account I, effective April 18, 1995.

Separate Account  Division:  A Division of the Separate  Account,  the assets of which consist of shares of a specified class of shares of the Fund. Each of the Separate Account Divisions contains two subdivisions, one for funding Contracts issued under tax qualified retirement plans and the other for non-tax qualified Contracts. Each of the subdivisions has its own identified assets and value. References to a Division in this Prospectus include, where the context requires, the appropriate subdivision for a Contract.

Contract Withdrawal Value: The amount payable to the Owner or other payee upon termination of the Contract during the Accumulation Period, other than by reason of the Annuitant's or Owner's death.

Valuation Date: A day on which the net asset value of each share of the Fund is determined.

Valuation Period: Each business day on which the New York Stock Exchange is open for general business, together with any consecutive non-business days immediately preceding such business day and irrespective of whether such exchange is open for general business on each business day, together with any consecutive non-business day, immediately preceding such business day when the Fund values its portfolio securities based upon its determination that there is a sufficient degree of trading in such securities that the net asset value of its shares might be materially affected.

NOTE:All masculine references in this Prospectus are intended to include the feminine gender. The singular context also includes the plural and vice versa where appropriate.

                                  INTRODUCTION


The Contracts described in this Prospectus are designed to provide Annuity Payments based on the life expectancy of the Annuitant. Such benefits will begin on a future date which has been preselected under a Contract. Alternative annuity payout options are available, but may be limited by a retirement plan under which a Contract is issued. See "The Annuity Period - Annuity Payout Options", page 31, and "Limitation on Contract Rights", page 28.

The Contracts offer Accumulation Units in up to five Separate Account Divisions. The value of an Accumulation Unit is based on the investment results of the underlying shares of the Fund allocated to applicable subdivisions of the Separate Account Division(s) selected. Similarly, the amount of Annuity Payments will vary based on such underlying investment results. See "The Annuity Period Annuity Payments", page 30.

The following is a synopsis of certain features of the Contracts, together with a cross-reference to the page in this Prospectus where the purchaser may find a more complete description:

o The Contracts provide for allocation of Net Purchase Payments to several underlying investment mediums, each with a different investment objective. See "Description of the Fund", page 20.

o The Contracts provide that, in the event of death of the Annuitant or Owner before Annuity Payments begin, the Insurance Company will pay death proceeds to a named beneficiary. See "Death Benefits", page 33.

o The Contracts provide that the owner may surrender (redeem) a contract in whole or in part for cash before the annuity commencement date (unless restricted by the retirement plan or applicable Federal tax law) subject to a sales charge. See "Redemptions", page 39 and "Contract Charges", page 24.

o A penalty tax may be assessed under the Internal Revenue Code in the event of certain early withdrawals. See "Federal Tax Status", page 41.

o The Contracts provide that the annuity rates and contract charges generally may not be changed adversely to a Contract Owner for the duration of his Contract. See "Contract Charges", page 24.

o The Contracts provide for transfer of Contract values among Separate Account Divisions, unless restricted by a retirement plan. See "Description of Contract Rights", page 27.

o The Contracts include a limited right of cancellation. See "Redemption - Right to Cancel", page 40.

The objective of the Contracts, which may or may not be realized, is to provide relatively level Annuity Payments during periods when the economy is relatively stable and to provide increased Annuity Payments during inflationary and growth periods. The Insurance Company seeks to assist the Contract Owner in accomplishing this objective by making several classes of shares of the Fund available from which the Owner may select underlying investment mediums. Each such class is based upon a portfolio of Fund investments with a different investment objective. No assurance can be given that the value of a Contract before Annuity Payments begin, or the aggregate amount of Annuity Payments made under a Contract, will equal or exceed the Purchase Payment for a Contract. Thus, the investment risk under a Contract is borne by the Contract Owner.

                                  EXPENSE TABLE

The following Expense Table lists the transaction expenses, annual Contract fee, Separate Account annual expenses, as well as the approximate annual expenses of each Fund of Putnam Variable Trust, related to an investment in each Division of the Separate Account. Following the Expense Table is an Example which illustrates the cumulative amount of fees and expenses on a hypothetical, one-time investment of $1,000, assuming a 5% rate of return for the stated time periods.

                                                                                          Growth
                                                     Money                                and
                                                     Market             Income          Income II          Voyager
                                                     Division       Division (5)          Division         Division

A.       Contract owner
         Transaction Expenses
         Deferred Sales
         Charge (maximum, as
         a percentage of amount
         Surrendered (1)                                   7%                 7%                7%               7%

         Exchange Fee (2)                              $ 5.00             $ 5.00            $ 5.00           $ 5.00

B.       Annual Contract Fee(3)                        $30.00             $30.00            $30.00           $30.00

C.       Separate Account
         Annual Expenses (as
         a percentage of average
         account value)

         Mortality Risk Fee                              0.8%               0.8%              0.8%             0.8%
         Expense Risk Fee                                0.4%               0.4%              0.4%             0.4%

         Total Separate
         Account
         Annual Expenses                                 1.2%               1.2%              1.2%             1.2%

D.       Annual Fund Expenses
         (as a percentage of
         Fund average net
         assets) (4)

         Management Fees                                0.45%              0.60%             0.46%            0.54%
         All Other Expenses                             0.08%              0.07%             0.04%            0.04%

         Total Annual Fund
         Expenses                                       0.53%              0.67%             0.50%            0.58%

                                       -7-

Notes to Expense Table:


(1) Represents maximum deferred sales charge. The percentage is based on the number of full Contract years between the date of a Purchase Payment and the date of withdrawal or first Annuity Payment and ranges from 7% for periods of less than two Contract years to 0% for periods of eight or more Contract years. For additional information, please refer to the section entitled "Contract Charges-Deferred Sales Charge."

(2) The Insurance Company reserves the right to impose this fee for the second and subsequent transfer of Accumulation Units or Annuity Units among Divisions during a Contract year. However, the fee is not currently imposed by the Insurance Company.

(3) The Annual Contract fee is deducted from the value of a Contract on each anniversary of the issue date, during the Accumulation Period. If a Contract Owner participates in more than one Fund under a Contract, only one such fee is deducted annually.

(4)  Based on amounts  incurred by the applicable  Fund of Putnam Variable Trust during calendar year 1998. The inclusion of the 1998 Total Annual Fund Expenses of the applicable Fund of Putnam Variable Trust has been included in this prospectus solely for the purposes of the hypothetical illustration set forth in the Expense Table. (5) On April 9, 1999, Putnam U.S. Government and High Quality Bond Fund changed its name to name to Putnam Income Fund. In addition, the Fund's investment policy changed. Prior to April, 9, 1999, the Fund's policies required it to invest at least 25% of its assets in U.S. Government securities and limited the amount of assets invested in securities rated below "A". Consequently, the historic information listed in this Expenses Table with respect to the Income Division does not reflect the performance of Putnam Income Fund under the Fund's current investment policies or its current distribution policies.

                                    EXAMPLES

                                                                                          Growth
                                                     Money                                and
                                                     Market             Income          Income II          Voyager
                                                  Division           Division

If you surrender your
contract at the end of the
applicable time period:

You would pay the following
expenses on a $1,000
investment, assuming 5%
annual return on asset

          1 year                                      $ 91.52            $ 92.89           $ 91.23          $ 92.01
          3 years                                      114.67             118.88            113.76           116.17
          5 years                                      137.89             145.13            136.33           140.48
         10 years                                      222.78             238.06            219.47           228.26

If you annuitize at the end
of the applicable time
period:

You would pay the following
expenses on a $1,000
investment, assuming 5%
annual return on assets

          1 year                                      $ 91.72            $ 93.08           $ 91.62          $ 92.50
          3 years                                      115.27             119.49            114.97           117.68
          5 years                                      138.93             146.16            138.41           143.07
         10 years                                      224.97             240.23            223.88           233.72

If you do not surrender your contract:

You would pay the following
expenses on a $1,000
investment assuming 5% annual
return on assets

          1 year                                      $ 19.38            $ 20.85           $ 19.06          $ 19.90
          3 years                                       59.93              64.38             58.97            61.52
          5 years                                      103.01             110.49            101.39           105.68
         10 years                                      222.78             238.06            219.47           228.26


The purpose of the Expense Table is to assist a prospective purchaser in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. For further information concerning the Separate Account fees and expenses, please refer to the section of this prospectus entitled "Deductions and Expenses". Additional information pertaining to Fund Annual Expenses is contained in the prospectus of Putnam Variable Trust. In addition to the costs and expenses described above, the Contract may be subject to state premium taxes. For a discussion of premium taxes please refer to the section entitled "Contract Charges-Premium Taxes."


The example is not intended as, and should not be considered, a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

                              FINANCIAL INFORMATION


1. Accumulation Unit Values (for an Accumulation Unit outstanding throughout the period):

The following information should be read in conjunction with the financial statements of the Separate Account , which are available with the Statement of Additional Information. This historical data for Accumulation Unit Values is not indicative of future performance.


                                               MONEY MARKET DIVISION
                                                   TAX QUALIFIED

YEAR            ACCUMULATION              ACCUMULATION     NUMBER OF
                UNIT VALUE           UNIT VALUE AT         ACCUMULATION
                AT BEGINNING         END OF PERIOD         UNITS OUTSTANDING
                OF PERIOD                                  AT END OF PERIOD


  1998         $  2.1487              $  2.2336                  593,464

  1997         $  2.0665              $  2.1483                  684,786

  1996         $  1.9898              $  2.0660                  847,412

  1995         $  1.9080              $  1.9894                1,096,192

  1994         $  1.8661              $  1.9074                1,488,534

  1993         $  1.8446              $  1.8659                1,778,411

  1992         $  1.8062              $  1.8444                2,620,375

  1991         $  1.7286              $  1.8059                4,203,167

  1990         $  1.6223              $  1.7281                7,114,568

  1989         $  1.5065              $  1.6218                8,331,835

                              MONEY MARKET DIVISION
                                NON-TAX QUALIFIED

YEAR            ACCUMULATION            ACCUMULATION        NUMBER OF
                UNIT VALUE AT           UNIT VALUE AT       ACCUMULATION
                BEGINNING OF            END OF PERIOD       UNITS
                PERIOD                                      OUTSTANDING AT
                                                            END OF PERIOD

  1998          $  2.1336                $  2.2177               968,809

  1997          $  2.0518                $  2.1332             1,065,062

  1996          $  1.9756                $  2.0514             1,288,780

  1995          $  1.8944                $  1.9753             1,334,785

  1994          $  1.8548                $  1.8935             1,660,811

  1993          $  1.8335                $  1.8546             2,525,627

  1992          $  1.7954                $  1.8332             3,196,702

  1991          $  1.7181                $  1.7951             3,868,744

  1990          $  1.6124                $  1.7175             5,103,872

  1989          $  1.4973                $  1.6119             5,870,485

                         GROWTH AND INCOME II DIVISION *
                                  TAX QUALIFIED

YEAR          ACCUMULATION           ACCUMULATION          NUMBER OF
              UNIT VALUE AT          UNIT VALUE AT         ACCUMULATION
              BEGINNING OF           END OF PERIOD         UNITS
              PERIOD                                       OUTSTANDING AT
                                                           END OF PERIOD

  1998       $  7.6501              $  8.6752                 2,497,011

  1997       $  6.1814              $  7.6183                 2,818,975

  1996       $  5.1880              $  6.2071                 3,277,019

  1995       $  3.8659              $  5.1527                 3,699,687

  1994       $  3.8800              $  3.8384                 3,672,031

  1993       $  4.1195              $  3.8802                 5,709,891

  1992       $  3.7959              $  4.1409                 6,907,180

  1991       $  2.7828              $  3.7798                 8,510,262

  1990       $  3.0137              $  2.7991                10,978,705

  1989       $  2.3164              $  2.9680                12,887,382



* = As of April 18, 1995, the former Growth and Income Division was merged into the Equity Division and the name of the Equity Division was changed to Growth and Income II Division.

                         GROWTH AND INCOME II DIVISION *
                                NON-TAX QUALIFIED

  YEAR            ACCUMULATION            ACCUMULATION           NUMBER OF
                  UNIT VALUE AT           UNIT VALUE AT          ACCUMULATION
                  BEGINNING OF            END OF PERIOD          UNITS
                  PERIOD                                         OUTSTANDING AT
                                                                 END OF PERIOD

  1998           $  6.5538                $  7.4431               1,557,788

  1997           $  5.2962                $  6.5265               1,753,068

  1996           $  4.4442                $  5.3182               2,002,962

  1995           $  3.3094                $  4.4140               2,104,990

  1994           $  3.3224                $  3.2870               1,733,131

  1993           $  3.5222                $  3.3225               2,180,991

  1992           $  3.2453                $  3.5405               2,447,435

  1991           $  2.3781                $  3.2315               2,668,712

  1990           $  2.5758                $  2.3921               3,515,922

  1989           $  1.9798                $  2.5367               4,363,345




* = As of April 18, 1995, the former Growth and Income Division was merged into the Equity Division and the name of the Equity Division was changed to Growth and Income II Division.

                                 INCOME DIVISION
                                  TAX QUALIFIED


YEAR              ACCUMULATION         ACCUMULATION            NUMBER OF
                  UNIT VALUE AT        UNIT VALUE AT           ACCUMULATION
                  BEGINNING OF         END OF PERIOD           UNITS
                  PERIOD                                     OUTSTANDING AT
                                                             END OF PERIOD

  1998            $  3.4216               $  3.6429              772,236

  1997            $  3.1564               $  3.4066              920,186

  1996            $  3.1355               $  3.1734            1,313,122

  1995            $  2.6495               $  3.1359            1,580,611

  1994            $  2.7613               $  2.6484            2,006,254

  1993            $  2.4922               $  2.7602            2,372,918

  1992            $  2.3148               $  2.4665            3,146,768

  1991            $  2.0194               $  2.3365            3,898,682

  1990            $  1.9064               $  1.9976            4,611,938

  1989            $  1.6895               $  1.9058            5,842,385

                                 INCOME DIVISION
                                NON-TAX QUALIFIED

YEAR              ACCUMULATION          ACCUMULATION          NUMBER OF
                  UNIT VALUE AT         UNIT VALUE AT         ACCUMULATION
                  BEGINNING OF          END OF PERIOD         OUTSTANDING AT
                  PERIOD                                      END OF PERIOD

  1998            $  3.3804             $  3.6001            1,781,007

  1997            $  3.1183             $  3.3656            1,981,587

  1996            $  3.0972             $  3.1351            2,394,183

  1995            $  2.6168             $  3.0976            2,678,698

  1994            $  2.7274             $  2.6157            3,034,007

  1993            $  2.4620             $  2.7263            3,998,875

  1992            $  2.2868             $  2.4366            4,270,125

  1991            $  1.9950             $  2.3082            4,705,841

  1990            $  1.8835             $  1.9735            6,081,726

  1989            $  1.6693             $  1.8830            7,317,320

                               VOYAGER DIVISION *
                                  TAX QUALIFIED

YEAR              ACCUMULATION        ACCUMULATION          NUMBER OF
                  UNIT VALUE AT       UNIT VALUE AT         ACCUMULATION
                  BEGINNING OF        END OF PERIOD         UNITS
                  PERIOD                                    OUTSTANDING AT
                                                            END OF PERIOD

  1998          $  3.1133               $  3.8346              714,343

  1997          $  2.4606               $  3.1215              738,882

  1996          $  2.2334               $  2.4937              751,632

  1995          $  1.6061               $  2.2337              781,624

  1994          $  1.6303               $  1.6261              798,724

  1993          $  1.4965               $  1.6546              825,839

  1992          $  1.3365               $  1.5166              972,470

  1991          $  0.8190               $  1.3366              978,329

  1990          $  0.9012               $  0.8289            1,022,612

  1989          $  0.7563               $  0.8914              992,682




* = Prior to April 18, 1995, the Voyager Division was named the Aggressive Equity Division.

                               VOYAGER DIVISION *
                                NON-TAX QUALIFIED

YEAR              ACCUMULATION         ACCUMULATION         NUMBER OF
                  UNIT VALUE AT        UNIT VALUE AT        ACCUMULATION
                  BEGINNING OF         END OF PERIOD        UNITS
                  PERIOD                                    OUTSTANDING AT
                                                            END OF PERIOD

  1998          $  3.1078               $  3.8299           679,382

  1997          $  2.4563               $  3.1160           653,214

  1996          $  2.2298               $  2.4894           633,799

  1995          $  1.6031               $  2.2301           645,524

  1994          $  1.6302               $  1.6231           649,408

  1993          $  1.4965               $  1.6545           767,780

  1992          $  1.3363               $  1.5164           761,087

  1991          $  0.8188               $  1.3364           757,114

  1990          $  0.9011               $  0.8287           781,471

  1989          $  0.7562               $  0.8913           750,969

* = Prior to April 18, 1995, the Voyager Division was named the Aggressive Equity Division.


2.   Money Market Division - Yield Information:

     The Separate Account provides "current yield" and "effective yield" quotations with respect to the Money Market Division. Both yield figures are based on historical earnings and are not intended to indicate future performance. A description of the method used to compute such yield quotations is included in the Statement of Additional Information.

     The "current yield" of the Money Market Division refers to the income generated by an investment in such Division over a particular seven-day period; the particular seven-day period will be stated in the quotation. This income is then "annualized" - that is, the amount of income generated by the investment during the seven-day period is assumed to be earned each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated in a similar manner; however, when annualized, the income earned by an investment in the Money Market Division is assumed to be reinvested. Due to the compounding effect of this assumed reinvestment, the "effective yield" will be slightly higher than the "current yield".


3.   Financial Statements:

     The financial statements of the Separate Account and Investors Life Insurance Company of North America are included in the Statement of Additional Information.

                      DESCRIPTION OF THE INSURANCE COMPANY,
                        THE SEPARATE ACCOUNT AND THE FUND


                              THE INSURANCE COMPANY

Investors Life Insurance Company of North America ("Investors Life") is a stock life insurance company, organized in 1963 under the laws of the Commonwealth of Pennsylvania. In December, 1992, the Insurance Company changed its state of domicile to the State of Washington and merged with its immediate parent company (Investors Life Insurance Company of California). As a result of the merger, Investors Life Insurance Company of North America assumed all of the assets and obligations of Investors Life Insurance Company of California, and Investors Life Insurance Company of North America was the surviving company. In June, 1993, Investors Life merged with its immediate parent company, Standard Life Insurance Company. Investors Life was the surviving entity. As a result, Investors Life became a direct subsidiary of InterContinental Life Corporation, a insurance and financial service holding company. The administrative offices of Investors Life are located at 701 Brazos Street, Austin, Texas 78701. The statutory home office of Investors Life is 2101 4th Ave., Seattle, Washington 98121-2371. Prior to December 28, 1988 the Insurance Company was an indirect wholly-owned subsidiary of CIGNA Corporation.

THE SEPARATE ACCOUNT

The Insurance Company established the Separate Account pursuant to the provisions of the Pennsylvania Insurance Code and has registered it as a unit investment trust under the Investment Company Act of 1940. The Separate Account commenced operations on September 15, 1982.

The Separate Account currently contains four Divisions, one for each Fund. Prior to the substitution of shares of certain series of Putnam Variable Trust for shares of CIGNA Annuity Funds group as the underlying funding vehicle for the Separate Account, the Separate Account contained five divisions. In connection with the substitution, the Growth and Income Division was merged into the Equity Division, and the name of that division was changed to Growth and Income II Division. See also, the discussion of the substitution under the caption "Putnam Variable Trust" (page 22). Each Division reflects the investment performance of the specific class of Fund shares allocated to it, and is divided into subdivisions for tax qualified and non-tax qualified contracts, respectively. The Voyager Division (formerly the Aggressive Equity Division) was initially made available under the Separate Account on March 31, 1987.

Each Separate Account Division is administered and accounted for as part of the general business of the Insurance Company; however, the income, capital gains or capital losses of each Division's subdivision are credited to or charged against the assets allocated to that subdivision without regard to other income, capital gains or capital losses of any other subdivision or arising out of any other business the Insurance Company may conduct.

The contractual obligations under the Contracts funded by the Separate Account are assumed by the Insurance Company; however, the investment risk under a Contract is borne by the Contract Owner.

PUTNAM VARIABLE TRUST

Putnam Variable Trust, formerly known as Putnam Capital Manager Trust, was established to fund variable annuity contracts offered by various insurance companies. Putnam Variable Trust is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. Putnam Variable Trust offers a number of separate portfolios of investments having a variety of investment objectives. Currently, only the following portfolios of Putnam Variable Trust are available under variable annuity contracts offered by this Prospectus:

       Putnam VT Income Fund, formerly Putnam VT U.S. Government and High Quality Bond Fund (which serves as the underlying funding vehicle for the Income Division) - seeks current income consistent with preservation of capital through investing in U.S government securities and corporate debt securities. The corporate securities range in credit quality from investment grade to potentially higher-yielding, higher risk bonds, commonly known as "junk bonds." The fund also invests significantly in mortgage-backed securities.

       Putnam VT Growth and Income Fund (which serves as the underlying funding vehicle for the Growth and Income II Division, formerly known as the Equity Division) - seeks capital growth and current income by investing primarily in common stocks that offer potential for capital growth, current income or both.

       Putnam VT Money Market Fund (which serves as the underlying funding vehicle for the Money Market Division) - seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity by investing in high quality money market instruments.

       Putnam VT Voyager Fund (which serves as the underlying funding vehicle for the Voyager Division, formerly known as the Aggressive Equity Division) - seeks capital appreciation by investing primarily in common stocks of companies that Putnam Management believes have potential for capital appreciation that is significantly greater than that of market averages.

The shares of each Fund of Putnam Variable Trust are purchased by the Insurance Company at net asset value (without sales load) for the corresponding Separate Account Division to support the cash values of the Contracts. The shares of each Fund of Putnam Variable Trust are available on to serve as the underlying investment for variable annuity and variable life insurance contracts. It is possible that, in the future, it may be disadvantageous for variable annuity and variable life insurance separate accounts to invest in the Funds simultaneously.

The Insurance Company is not currently aware of any such disadvantages. It should be noted that the prospectus of Putnam Variable Trust states that the Trustees of the Fund intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts.

In addition, shares of the Funds are sold to separate accounts of other, unaffiliated, insurance companies, a practice which is known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of variable annuity contracts issued by the Insurance Company and owners of contracts issued by such other, unaffiliated, insurers. In the event of any such material conflicts, we will consider what action may be appropriate under the circumstances. For a description of the risk which may be involved with mixed funding, please refer to the discussion in the prospectus of Putnam Variable Trust.

Putnam Management is the investment adviser to Putnam Variable Trust. Putnam Management is owned by Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Prior to April 10, 1998, Putnam Management agreed to reimburse the Insurance Company for certain costs that it incurred in connection with the servicing of Contracts. The amount of this reimbursement was equal to 25% of the effective management fee received by Putnam Management with respect to assets allocated by the Insurance Company to the applicable Fund of Putnam Variable Trust, plus an annual rate of one basis point times the average daily net assets allocated during the computation period by the Insurance Company to Putnam Variable Trust. As of April 10, 1998, the reimbursement arrangement was terminated by mutual agreement between Putnam Management and the Insurance Company.

The prospectus of Putnam Variable Trust, which accompanies this Prospectus, contains a more complete description of the investment objectives, including attendant risks, of each portfolio of Putnam Variable Trust. In considering the purchase of the Contracts offered in this Prospectus, you should read the prospectus of Putnam Variable Trust carefully.

                                  VOTING RIGHTS


The Insurance Company is the owner of record of the shares of each series of shares of Putnam Variable Trust. It will vote such shares held in each Separate Account Division at regular and special meetings of shareholders of Putnam Variable Trust in accordance with instructions received from persons having an interest in such series of Putnam Variable Trust shares.

During the Accumulation Period, owners of Contracts shall have a voting interest with respect to their accounts. During the Annuity Period, the person entitled to variable Annuity Payments will be the person having such voting interest.

Each person having a voting interest in shares of Putnam Variable Trust attributable to a Contract will initially be allowed to vote the number of Accumulation Units credited to a Contract under the Separate Account Division composed of such Putnam Variable Trust shares. Persons receiving Annuity
Payments will be allowed an equivalent vote which shall be determined by dividing the value of the reserve maintained in such Separate Account Division to meet the annuity obligations, by the value of an Accumulation Unit. Since voting power is determined by the Separate Account Division Contract value, such power will normally diminish during the annuity payout phase.

After votes are tabulated, the Insurance Company will then determine the number of shares of Putnam Variable Trust owned by the Separate Account to be voted affirmatively in accordance with the proportion of affirmative votes received to the total number of votes received from persons having a voting interest in such shares. Negative votes will be similarly determined.

Assets may also be maintained in Separate Account Divisions with respect to contracts other than those offered by this Prospectus, and votes attributable to such other contracts will be computed in the same manner.

                             DEDUCTIONS AND EXPENSES


A. CONTRACT CHARGES:

The following deductions are made under the Contracts:

o Administrative Expense: The Insurance Company deducts an Annual Contract Fee of $30 from the Contract value on each anniversary of the issue date during the Accumulation Period. Accumulation Units will be reduced proportionately on each anniversary date to reflect this charge. No Annual Contract Fee is deducted in the event of a full surrender or death benefit settlement prior to the anniversary date.

     The Insurance Company reserves the right to increase the administrative expense charge by $5 for the second and each subsequent transfer of Accumulation Units among Separate Account Divisions during the Contract year (the "Exchange Fee"). This charge may also be imposed for the second and each subsequent transfer of Annuity Units among Separate Account Divisions during the Contract year. However, there is no present intent to assess a charge for transfer, and notice will be given to Contract Owners prior to imposition of this charge.

     The Insurance Company's administrative expenses include salaries, rent, postage, telephone, travel, legal, administrative, actuarial and accounting fees, periodic reports, office equipment, stationary and custodial expenses. The administrative expense charge is not anticipated to exceed the expenses to be incurred by the Insurance Company for administration of the Contracts.

o Premium Taxes: Premium taxes ranging from .5% to 3% are currently imposed by certain states and municipalities on payments made under annuity contracts. Under deferred Contracts, any premium tax will be deducted either from the Purchase Payment or from the Accumulation Value upon annuitization, as determined in accordance with applicable law.

o Deferred Sales Charge: The Contracts include a deferred sales charge, which is assessed against amounts withdrawn during early Contract Years. The charge also applies at the time Annuity Payments begin, unless (a) the first Annuity Payment begins after the tenth Contract Year, (b) the first Annuity Payment begins after the fifth Contract Year and the Annuitant has attained age 59-1/2 at such time or (c) Annuity Payments are being made as part of the Death Proceeds during the Accumulation Period or as part of a distribution upon death of the Owner during the Accumulation Period.

     The charge is based on the number of full Contract Years between the date of a Purchase Payment and the date of withdrawal or first Annuity Payment, and ranges from 7% for periods of less than 2 Contract Years to 0% for periods of 8 or more Contract Years. The amount subject to deferred sales charges is allocated to each Contribution Year, to determine the applicable percentage charge. In no event will this charge exceed 7% of the amount of Purchase Payments accepted by the Insurance Company for a Contract. See Appendix, pages 52 to 56 for a more complete description of this charge, including examples.

     In determining the amount of the charge, the Insurance Company assumes that purchase payments are withdrawn on a "first in - first out" basis; this assumption can not be used for purposes of determining federal income tax liability.

     Exempt Accumulation Value: If, after the first Contract Year (a) a withdrawal request is received or Accumulation Value is applied to provide an annuity payout and (b) no other withdrawal request has been received by the Insurance Company during the Contract Year of withdrawal or first Annuity Payment, then up to 10% of Accumulation Value will be exempt from a sales charge. Such exempt Accumulation Value will be determined as of the Valuation Date coincident with or next following the date that the written request for withdrawal is received by the Insurance Company at its Home Office or the date that Accumulation Value is applied to provide an annuity payout, as applicable.


     With respect to Contracts issued in connection with an Exchange Offer dated February 25, 1987, the Deferred Sales Charge is not applicable to that portion of the Accumulation Value applicable to amounts transferred to a Contract in accordance with the provisions of such Exchange Offer. The Exchange Offer was made available during the period from February 25, 1987 to March 23, 1987 by the Insurance Company to certain certificate holders under group fixed annuity contracts issued by the Insurance Company, or by Life Insurance Company of North America (a former affiliate of the Insurance Company), to employers maintaining retirement plans which meet the requirements of section 403(b) of the Internal Revenue Code. The Exchange Offer applies only to amounts so transferred as of April 6, 1987.

     The Deferred Sales Charge is made as a means for the Insurance Company to recover expenses incurred in connection with distribution of the Contracts when a withdrawal is made, or Annuity Payments commence, during early Contract Years. Because the Contracts are normally purchased for the long term, the Insurance Company expects to recover such expenses over time. Amounts anticipated to be collected by this means may, however, be insufficient to reimburse the Insurance Company for its anticipated distribution expenses. Amounts from the Company's general account assets (including the profits, if any, from the Mortality and Expense Risk Deduction) may be used to cover such expenses.

o Mortality and Expense Risk Deduction: The Insurance Company makes a daily charge of 0.0000327 of the value of the assets in each subdivision of the Separate Account (1.2% on an annual basis, consisting of approximately 0.8% for mortality risks (the "Mortality Risk Fee") and approximately 0.4% for expense risks (the "Expense Risk Fee")).

     The Insurance Company's assumption of mortality risk arises from its contractual obligation to make Annuity Payments to each Annuitant regardless of how long he lives and how long all annuitants as a group live. Also, the Insurance Company assumes mortality risk because of annuity rates in the Contracts, which cannot be increased; and, if the Annuitant should die during the Accumulation Period, the Insurance Company is at risk that the Accumulation Value may not equal the Death Proceeds.

     The Insurance Company also assumes the risk that the amounts deducted for sales and administrative expenses may be insufficient to cover the actual cost of such items.


The above-described deductions may be modified by the Insurance Company to the extent required by applicable federal or state law. However, except as described above, the deductions may not be modified by the Insurance Company.

B.       EXPENSES AND RELATED INFORMATION:

The Contracts are sold by licensed insurance agents of the Insurance Company who are also registered representatives of broker/dealers who have sales agreements with the Insurance Company and the principal underwriter, ILG Securities Corporation.

The sales agreements between the principal underwriter and broker/dealers provide for commissions as a percentage of purchase payments. The percentage depends upon the type of purchase payment (first contract year, renewal, lump sum or increase), and ranges from 2-1/4% to 9%.

Registered representatives of ILG Securities Corporation may also sell the Contracts.

In connection with the distribution of the Contracts, the Insurance Company may pay servicing fees to certain broker/dealers who agree to provide ongoing Contract Owner administrative services. No such fees are currently being paid. No charges are separately assessed under the Contracts, nor are deductions made from the Separate Account for these costs.

The expenses of the Separate Account consist of the mortality and expense risk deduction described under "Contract Charges", above. As a percentage of average net assets, this expense is 1.2% on an annual basis.

The prospectus of Putnam Variable Trust describes the expenses and fees which are paid out of the assets of portfolios used to fund the Separate Account. For a discussion of such expenses and fees, please refer to the prospectus of Putnam Variable Trust.

                GENERAL DESCRIPTION OF VARIABLE ANNUITY CONTRACTS

Description of Contract Rights: The Contracts provide certain rights during the Accumulation Period, the Annuity Period and upon death of the Owner or
Annuitant:

a. Accumulation Period: During the Accumulation Period, the Owner of a Contract has the right to:

     o    change the beneficiary for death proceeds;
     o    surrender the Contract in whole or in part for its Withdrawal Value;
     o change the annuity payout option; o change the death benefit payout option;
     o    transfer Contract values between Separate Account Divisions;
     o    instruct the Insurance Company as to voting of Fund shares
     o cancel the Contract by returning it to the Insurance Company within 10 days after receipt;
     o change the designated Separate Account Division for allocation of future contributions;
     o change the date Annuity Payments commence (not later then Annuitant's age 75; an earlier age may be required in connection with certain Contracts issued to tax qualified plans);
     o    change the payee to receive Annuity Payments;
     o assign ownership rights under the Contract, upon advance written notice to the Insurance Company.

b. Annuity Period: During the Annuity Period, the Owner of a Contract has the right to:

     o    transfer Contract values between Separate Account Divisions;
     o change the payee to receive Annuity Payments, during the lifetime of Annuitant;
     o change the beneficiary under any Annuity Payout Option which provides for a death benefit upon death of the Annuitant; change may be made only during lifetime of the Annuitant;
     o    instruct the Insurance Company as to voting of Fund shares.

     c.   Death Benefits - Accumulation Period:

          In the event death benefit proceeds become payable during the Accumulation Period, the Beneficiary designated by the Owner is entitled to payment of such proceeds. If no designated Beneficiary survives the Annuitant and no other designation is provided, the Owner shall be the Beneficiary, if he survives the Annuitant; otherwise, the Owner's estate shall be the Beneficiary.

          If no Annuity Payout Option has been selected by the Owner for death benefit proceeds, and if the Insurance Company has not previously made a lump sum payment, the beneficiary may choose an Annuity Payout Option for receipt of such proceeds.

     d.   Death Benefits - Annuity Period:

          If the Annuitant dies while receiving Annuity Payments, the remaining payments, if any, will be payable to the Beneficiary designated by the Owner. However, if Annuity Payments are being paid to a Beneficiary as a death benefit, and such Beneficiary dies, the Beneficiary's estate shall be entitled to receive payment of any remaining proceeds.

          In the case of  Contracts  which are  subject to the  requirements  of section 72(s) of the Internal Revenue Code (See "Death Benefits - Required Distribution Provisions"), the Contracts provide that if the Owner dies while the Annuitant is receiving Annuity Payments, the Annuitant is entitled to receive the remaining payments.

Limitation on Contract Rights: The Contracts may be issued pursuant to a tax qualified or non-tax qualified plan or trust. Such plan or trust may limit the exercise by participants in the plan or trust of certain rights granted by the Contract to Owner, Annuitant or Beneficiary. For example, although the Contracts permit redemption of all or part of their value prior to the time Annuity Payments begin, the plan or trust may not permit the Owner to exercise such right. Certain plans or trusts may require that the Owner acquire a 100% vested or nonforfeitable interest in the benefits provided by the plan or trust before he may exercise any of the rights provided by the Contract. The provisions of the plan or trust instrument should be referred to in connection with the Contracts.

In addition, assignment of interests under a Contract is prohibited when the Contracts are used to fund retirement plans qualified under sections 401, 403(a), 403(b) or 408 of the Internal Revenue Code, unless the Owner is other than the Annuitant or the Annuitant's employer.

Contracts issued in connection with Individual Retirement Annuity plans (qualified under section 408 of the Internal Revenue Code) provide that the amount of premiums in any taxable year of the Owner may not exceed the lesser of $2,000 or 100% of "compensation" for such year; this limitation does not apply to amounts which are treated as "IRA rollovers" under the Code.

Transfers Between Separate Account Divisions: Once each Contract Year, the Owner may elect to transfer all or a portion of Contract value to one or more of the other Separate Account Divisions, without charge. The Owner may also elect to make additional transfers of Contract value(s) between Separate Account Divisions each Contract Year; however, the Insurance Company reserves the right to limit transfers to one per Contract Year and to assess a $5 charge for each transfer after the first during a Contract Year. In either event, written notice will be provided to all Contract owners.

All elections to transfer must be in writing, signed by the Owner and received by the Insurance Company.

No transfer of Separate Account Divisions is permitted: (i) within 30 days of Annuity Commencement Date; (ii) if it would result in applying the value of a Contract to more than five Separate Account Divisions, (iii) if prohibited by state law; or (iv) if prohibited by the applicable retirement plan.

The number of Accumulation Units credited in the newly elected Separate Account Division(s) will be equal to the dollar value of the amount transferred divided by the current value of one Accumulation Unit in such newly elected Division(s).

The number of Annuity Units credited in a newly elected Division will be determined by multiplying the number of Annuity Units in each Division to be transferred by the current value of one such Annuity Unit in the newly elected Division.

Contract Owners (and Payees) who contemplate making a transfer should first carefully consider their annuity objectives and investment objectives of the current and proposed underlying classes of Fund shares. Frequent transfers may be inconsistent with the long-term objectives of the Contracts.

Substituted Securities:

If any class of Fund shares should become unavailable for purchase by the Insurance Company, or if in the judgment of the Insurance Company further investment in such class is no longer appropriate in view of the purposes of the Separate Account, there may be substituted therefor other shares or classes of shares of a mutual fund which will be described in the Prospectus by amendment or revision and net Purchase Payments received after a date specified by the Insurance Company may be applied to the purchase of other shares or classes of shares of such fund. In either event, prior approval by the affected Separate Account Division shall be obtained. No substitution for shares or classes of shares of a fund not described in this Prospectus will be made without the prior approval of the Securities and Exchange Commission.

Change in Operations:

The Insurance Company may also sell other forms of variable annuity contracts from time to time, such as group contracts and flexible payment individual contracts, which provide benefits that vary in accordance with the investment experience of the particular Separate Account Division in which they participate. In addition, the Insurance Company may create new Divisions of the Separate Account to provide additional funding options to Contract Owners. No assurance can be given that any new Divisions, if created, will be made available to Contract Owners. The Contracts limit to five (5) the maximum number of Divisions which may be selected.

The Insurance Company reserves this right to amend the Contracts to meet the requirements of the Investment Company Act of 1940, or other applicable federal or state laws or regulations.

Contract Owner Inquiries: The Owner of a Contract should direct all inquiries to: Investors Life Insurance Company of North America, Customer Service Department, 701 Brazos Street, Austin, Texas 78701.

Reports: The Owner, or Annuitant as applicable, will receive notice of all Fund shareholder meetings. A Fund report and a statement of account as to the value of the accumulation units held under the Contract will be furnished annually to the Owner. A Separate Account report will be furnished semi-annually.


                               THE ANNUITY PERIOD


Annuity Commencement Date: Annuity payments will begin on the first day of the calendar month selected by the Owner. The selected date may be as early as the 50th birthday of the Annuitant, but may not be later than the 75th birthday of the Annuitant, except where otherwise agreed to by the Insurance Company. The selection of an annuity commencement date may also be affected by the terms of a retirement plan or trust under which a Contract is issued. Contracts issued in connection with Individual Retirement Annuity plans (qualified under section 408 of the Code) provide that payments must commence not later than the end of the taxable year in which the Annuitant attains age 70-1/2. For Contracts issued in connection with tax sheltered (section 403(b)) annuity plans, the Internal Revenue Code requires that distributions must commence no later than the year the Annuitant attains age 70-1/2 (or the year the Annuitant retires with respect to years beginning prior to January 1, 1989); these provisions apply to benefits accruing under a section 403(b) annuity contract after December 31, 1986. Unless otherwise instructed by the Owner, the annuity commencement date is the Contract anniversary nearest the Annuitant's age 65.

Annuity Payments: The level of annuity payments is based on (i) the table specified in the Contract which reflects the adjusted age of the Annuitant, (ii) the type of annuity payout option selected and (iii) the investment performance of the underlying Fund shares selected. The amount of annuity payments will not be affected by adverse mortality experience or any increase in the expenses of the Insurance Company in excess of the charges made under the Contract. If the Insurance Company is required to withhold certain amounts from annuity payments, in compliance with Federal or State tax law relating to collection of income taxes at the source of payment, the amount so required will be deducted from each payment.

     o Special Note for California Contracts: Certain Contracts which are issued subject to California law contain annuity tables which reflect the adjusted age and sex of the Annuitant. The Insurance Company issues this type of contract where issuance is not known by the Company to be part of an employer-sponsored plan.

Annuity Payout Options: The Owner may elect to have Annuity Payments made under any one of the Annuity Payout Options described below. In addition, the Annuity Payout Options may be selected for payout of the Death Proceeds during the Accumulation Period, upon the death of the Annuitant or Owner, as applicable. A change of option is permitted if made at least 30 days before the date Annuity Payments are to commence. In the absence of an election, Annuity payments will be made in accordance with Option 2 below with 120 monthly payments certain (10-year period). Annuity payments will be paid monthly except that (i) proceeds of less than $3,000 will be paid in a single sum or (ii) a schedule of payments payable monthly may be changed to avoid payments of less than $20.

Option 1 - Life Annuity: An annuity payable monthly during the lifetime of the Annuitant and terminating with the last monthly payment preceding the death of the Annuitant. There is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries. IT WOULD BE POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE ANNUITANT DIES BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO IF DEATH OCCURS BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT DATE, AND SO ON.

Option 2 - Life  Annuity  with  Annuity  Payments  Guaranteed  for a  Designated
Period: An annuity payable monthly during the lifetime of the Annuitant. If, at the death of the Annuitant, payments have been made for less than the designated period, any unpaid Annuity Payments will be paid to the end of the designated period. Such period may be (a) 10 years, (b) 15 years, or (c) 20 years.

Option 3 - Unit Refund Life Annuity: An annuity payable monthly during the lifetime of the Annuitant, terminating with the last Annuity Payment due before the death of the Annuitant. An additional payment, less any amounts required to be withheld for taxes, may then be payable. Such payment at death will be equal to the dollar value of a number of annuity units equal to (a) minus (b), if such difference is positive, where:

                  total amount applied under the Option at the
(a)      =        annuity commencement date

                  annuity unit value at the annuity commencement date

                  number of annuity units represented by each
(b)      =        monthly Annuity Payment paid times the number of monthly
                  annuity payments made.

Option 4 - Joint and Last Survivor Annuity: An annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor. AS UNDER OPTION 1, THERE IS NO MINIMUM NUMBER OF GUARANTEED ANNUITY PAYMENTS UNDER THIS OPTION.

Option 5 - Joint and Two-thirds Survivor Annuity: An annuity payable monthly during the joint lifetime of the annuitant and a designated second person and continuing during the lifetime of the survivor in a reduced amount which reflects two-thirds of the number of annuity units in effect during such joint lifetime. AS UNDER OPTION 1, THERE IS NO MINIMUM NUMBER OF GUARANTEED ANNUITY PAYMENTS UNDER THIS OPTION.

Option 6 - Payments for a Designated Period: An annuity payable monthly for a designated number of years from 5 to 30. In the event of the Annuitant's death prior to the end of the designated period, Annuity Payments will be continued during the remainder of such period.
ANNUITY PAYMENTS UNDER THIS OPTION ARE BASED UPON THE PAYMENT OF THE MORTALITY AND EXPENSE RISK DEDUCTION, EVEN THOUGH THERE IS NO LIFE CONTINGENCY RISK ASSOCIATED WITH THIS OPTION.

Determination of Monthly Annuity Payments: A description of the method for determining the first and subsequent annuity payments is included in the Statement of Additional Information. The Contracts contain tables indicating the dollar amount of the first monthly Annuity Payment which can be purchased with each $1,000 of value accumulated under the Contract. These tables include an assumed interest rate of 6% per annum. This 6% assumed rate is the measuring point for subsequent Annuity Payments. If the actual net investment rate (on an annual basis) remains constant at 6%, the Annuity Payments will remain constant. If the actual net investment rate exceeds 6%, the Annuity Payments will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 6%, Annuity Payments will decrease.

     o Special Note for New Jersey Contracts: Contracts subject to New Jersey law contain tables indicating an amount of first monthly annuity payment based on an assumed interest rate of 5% rather than 6%.

The objective of the Contracts is to provide benefit installments which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment rate must exceed the assumed rate of 6% (5% for New Jersey Contracts) by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest rate were to be increased, Annuity Payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest rate would provide a lower initial payment with greater increases or lesser decreases in subsequent Annuity Payments.

Transfer During the Annuity Period: For a description of the Contract provisions applicable to transfers between Separate Account Divisions, refer to "General Description of Variable Annuity Contracts - Transfers Between Separate Account Divisions".

                                 DEATH BENEFITS

Accumulation Period: If the Annuitant dies during the Accumulation Period, and prior to the death of the Owner (if the Owner is an individual other than the Annuitant), death benefit proceeds will be equal to the Accumulation Value of the Contract determined on the valuation date coincident with or next following the date due proof of the Annuitant's death is received by the Insurance Company. However, if death occurs before age 75, while the Owner (if other than the Annuitant) is living and before Annuity Payments begin, the Insurance Company guarantees that the death proceeds will not be less than the amount of Purchase Payments made under the Contract, less a reduction for prior redemptions.

The amount of death benefit proceeds payable to a Beneficiary will be reduced by an applicable state premium taxes and by any amounts required to be withheld for Federal or State income taxes.

The Owner may designate the Annuity Payout Option for death benefit proceeds. If no such Option is in effect at the time death benefit proceeds are to be paid, the proceeds will be payable either (i) in a single sum or (ii) under an Annuity Payout Option selected by the Beneficiary. In the absence of such an election by the Beneficiary, the proceeds will be paid in a single sum.

Annuity Period: If the Annuitant dies after the commencement of Annuity Payments, the death proceeds, if any, will depend upon the Annuity Payout Option in effect at the time of death. Under Options 2, 3 or 6, any remaining payments will be made to the Beneficiary during the designated period. However, if Annuity Payments are being made as a death benefit to a Beneficiary, and such Beneficiary dies, the present value of the remaining payments under Options 2, 3 or 6 will be paid in a lump sum (at an interest rate of 6% for Options 2 and 6) to the Beneficiary's estate.

Required Distribution Provisions (Applicable to Contracts other than Contracts owned by the sponsor of a retirement plan qualified under section 401(a) or 403(a) of the Internal Revenue Code, Contracts issued in connection with a tax sheltered annuity plan under Section 403(b) of the Internal Revenue Code, or Contracts issued in connection with an Individual Retirement Arrangement under
Section 408 of the Internal Revenue Code):

Under the provisions of section 72(s) of the Internal Revenue Code, the contracts described in this section must contain specific rules for distribution of the value of the Contract in the event of the Owner's death. Contracts issued by the Insurance Company which are subject to the requirements of section 72(s) will include the following provisions:

     o Accumulation Period - If the Owner of the Contract and the Annuitant is the same person, the Contract provides that if the Owner dies before annuity payments commence, death proceeds must be distributed to the designated beneficiary within 5 years after death of the Owner/Annuitant.

          Alternatively, if the designated beneficiary is a natural person, such proceeds may be distributed over the life of such beneficiary, or a period not extending beyond the life expectancy of such beneficiary. In this event, payments to the beneficiary must commence not later than one year after the death of the Owner/Annuitant (or such later date as permitted under regulations to be issued by the Secretary of Treasury). The amount of such death proceeds is determined as described in "Death Benefits - Accumulation Period", above.

          If the Owner of the Contract is a corporation or other non-individual, section 72(s), as amended by the Tax Reform Act of 1986, provides that the primary annuitant (as defined in the Code) shall be treated as the Owner of the Contract for purposes of the required distribution provisions. Thus, the death of the primary annuitant will result in application of the distribution requirements described in the preceding paragraph.

          Where the Owner of the Contract is an individual other than the Annuitant, the Contract provides that if the Owner dies before the Annuitant and before annuity payments commence, death proceeds will be equal to the accumulation value of the Contract determined on the valuation date coincident with or next following the date proof of the Owner's death is received by the Insurance Company. However, if the death of the Owner occurs prior to his age 75 and before annuity payments begin, the Insurance Company guarantees that the death proceeds cannot be less than the amount of the Purchase Payment made under such Contract, less a reduction for any prior redemptions. The amount of death proceeds payable to a beneficiary will be reduced by applicable state premium taxes and by any amounts required to be withheld for Federal or State income taxes. The amount of such death proceeds must be distributed to the designated beneficiary within 5 years after death of the Owner. Alternatively, if the designated beneficiary is a natural person, such proceeds may be distributed over the life of such beneficiary, or a period not extending beyond the life expectancy of such beneficiary. In such event, payments to the beneficiary must commence not later than one year after the death of the Owner (or such later date as permitted under regulations to be issued by the Secretary of Treasury). The Contract also provides that if the designated beneficiary is the surviving spouse of the Owner, no death proceeds shall be payable at the death of the Owner, and such spouse shall become the owner of the Contract. If the death proceeds are payable on account of death of the Owner, then no death proceeds are payable upon the subsequent death of the Annuitant.

     o Annuity Period - If the owner of the Contract and the Annuitant is the same person, the Contract provides that if the Owner dies after annuity payments commence, the remaining payments under the Contract must be paid at least as rapidly as under the method of payment in effect on the date of death of the Owner.

          If the Owner of the Contract is a corporation or other non-individual, section 72(s), as amended by the Tax Reform Act of 1986, provides that the primary annuitant (as defined in the Code) shall be treated as the Owner of the Contract for purposes of the required distribution provisions. Thus, the death of the primary annuitant will result in the application of the distribution requirements described in the preceding paragraph.

          Where the Owner of the Contract is an individual other than the Annuitant, the Contract provides that if the Owner dies after annuity payments commence (or after the death of the Annuitant while payments are being made to a beneficiary), the remaining payments must be paid out at least as rapidly as under the method of payment in effect on the date of death of the Owner.


                          PURCHASES AND CONTRACT VALUES

How to Purchase a Contract:

The Contracts are sold by licensed insurance agents of the Insurance Company who are also registered representatives of broker/dealers which have sales agreements with ILG Securities Corporation and the Insurance Company. Registered representatives of ILG Securities Corporation may also sell the Contracts. The principal underwriter of the Contracts is ILG Securities Corporation. ILG Securities Corporation is an indirect, wholly-owned subsidiary of InterContinental Life Corporation. The Insurance Company is a direct wholly-owned subsidiary of InterContinental Life Corporation. The principal business address of ILG Securities Corporation is 701 Brazos Street, Austin, Texas 78701.

A Contract may be purchased by delivering a completed application, including Purchase Payment allocation instructions, such other forms as the Insurance Company requires and the Purchase Payment, where applicable, to the soliciting agent who will forward such payment and forms to the Insurance Company.

If the application is complete and correct upon receipt by the Insurance Company, and if all other required information and the Purchase Payment have also been received by the Insurance Company at its Home Office, the Contract will be issued and the net purchase payment will be credited to the Contract to reflect the net asset value of the applicable Division'(s) underlying class of Fund shares next computed within two business days following such receipt. In the event that the Purchase Payment and the application are received by the Insurance Company in an amount or under circumstances whereby the Insurance Company has not been provided with correct or sufficient information to establish an account or with instructions as to the proper crediting of such payment, then the Insurance Company will, within five (5) business days following receipt, inform the purchaser of the reasons for delay and will request the purchaser to supply corrections and further information or instructions with regard to the applicable account. In this event, the Insurance Company will return the Purchase Payment to the purchaser within 5 days, unless it obtains the Purchaser's consent to retain the payment until the corrections have been received. Upon such receipt, the Contract will be issued and the net Purchase Payment will be credited to the Contract to reflect the net asset value of the applicable Division'(s) underlying class of Fund Shares next computed within the next two business days.

If the requested corrections, information or instructions are not subsequently furnished to the Insurance Company within a reasonable time period following the request, the Company will return any retained purchase payment to the purchaser. Likewise, if at any time the Insurance Company determines that it cannot establish the requested account, it will return such purchase payment immediately upon making such determination.

If the application is for a Contract used in connection with an Individual Retirement Arrangement (IRA) under Code Section 408, the Insurance Company will hold the Purchase Payment in a suspense account until the expiration of the IRS-mandated revocation period. Under IRS regulations, if an individual receives IRA informational disclosure fewer than seven days prior to the date on which the plan is established, the individual is permitted a seven-day period following establishment of the plan during which to revoke the plan and receive a refund. The Purchase Payment will be applied as of the valuation date next following expiration of the revocation period. No interest will be paid on funds held in such suspense accounts.

Purchase Payments:

The minimum initial Purchase Payment is $500 for an Owner not approved by the Insurance Company for pre-authorized checks, salary deductions, or other list bill remittances.

After a Contract is issued, any Owner may make Purchase Payments of $40 or more by remitting checks directly to the Insurance Company at its Administrative Office.

The Insurance Company reserves the right to reject any Purchase Payment if it is less than the minimum amount or not in proper order.

     o    Pre-authorized   Checks,   Salary   Deductions  and  Other  List  Bill
          Remittances:

          Purchase Payments for the Contracts of at least $40 each may be made at periodic intervals by Owners who have been approved by the Insurance Company for pre-authorized checking, salary deductions, or other list bill remittance.

          Pre-authorized checks allow the Insurance Company to draw checks on a routine basis, usually monthly, from a bank account previously established by the Owner. No credit for a Purchase Payment will be given should a check be dishonored for any reason by the bank selected. Neither the Insurance Company nor ILG Securities Corporation assume any liability for wrongful dishonor by the bank selected; however, the Insurance Company may agree to indemnify a bank for certain liabilities associated with the checking procedure.

          A salary deduction mode authorizes a Contract Owner's employer to take deductions of a set amount from the Owner's salary and remit such amounts to the Insurance Company as Purchase Payments for a Contract. The Insurance Company and ILG Securities Corporation assume no liability for any amounts so deducted until received in full by the Insurance Company at its Administrative Office.

          Purchase Payments for a Contract issued to a retirement plan may be remitted together with Purchase Payments for other Contracts issued to such retirement plan pursuant to a "list bill" in a form acceptable to the Insurance Company. Where permitted by the retirement plan, and subject to the Insurance Company's underwriting requirements, Purchase Payments for an amount less than the stated minimum for a Contract may be remitted pursuant to such an approved "list bill".

Application of Net Purchase Payments:

The Insurance Company will reduce a Purchase Payment by any applicable Premium Tax to determine the net Purchase Payment. Upon the purchase of a Contract, the amount of the net Purchase Payment credited to a Contract will reflect the net asset value of the applicable Division(s)' underlying class of Fund shares next computed within the next two business days following the Insurance Company's receipt of the payment. However, if any of the required material is incomplete, incorrect or if the payment has not been made, then a delay in Contract issuance or crediting of a subsequent payment may be encountered.

Crediting Accumulation Units:

Accumulation Units represent the value of the Owner's Contract attributable to the applicable Division(s) selected (maximum of five). The number of Accumulation Units to be credited to the Owner's account within a Division is determined by dividing the net Purchase Payment allocated to that Division by the Accumulation Unit value of the applicable Division as of the Valuation Date next computed following the Insurance Company's determination to credit a payment to the Contract. The number of accumulation units will not change because of a subsequent change in the value of the unit, but the dollar value of an accumulation unit will vary to reflect the investment experience of the class(es) of Fund shares underlying the selected Division(s).

Value of an Accumulation Unit: (Note - although the following refers to a "Division", the values are determined independently for each sub-division). The value of an Accumulation Unit for each Separate Account Division was established at $1 as of the date the applicable class of Fund shares were first purchased for that Division. The value of accumulation units subsequently is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Date by a net investment factor for the Valuation Period ending on such date.

A net investment factor for a Valuation Period is the sum of 1.000000 plus the net investment rate for the applicable Separate Account Division. The net investment rate for the applicable Division is equal to the gross investment rate of that Division for the valuation period expressed in decimal form to seven places, less a deduction of 0.0000327 for each day in the valuation period (1.2% annually - the fee charged by the Insurance Company for undertaking the mortality and expense risks). The applicable gross investment rate is equal to
(i) the investment income for the valuation period, plus capital gains and minus capital losses for the period, whether realized or unrealized on the assets divided by (ii) the value of such assets at the beginning of the valuation period. The gross investment rate may be positive or negative.

                                   REDEMPTIONS

Procedures for Redemption:

Unless prohibited by any applicable retirement plan, the Owner may redeem the Contract during the Accumulation Period in whole or in part for its Contract Withdrawal Value as of the next valuation date coincident with or next following the date the request for redemption is received by the Insurance Company. In determining redemption values, the Insurance Company does not anticipate that it will be receiving or applying any premium tax refund credits. No redemptions may be made once Annuity Payments have begun. Requests to redeem shall be made in writing to the Insurance Company. If the request is for the entire redemption value of the Contract, it shall be accompanied by the Contract. The Contract Withdrawal Value is determined on the basis of the accumulation unit values on such valuation date, reduced by any applicable sales charges and premium taxes. Payment of the Contract Withdrawal Value, less any amounts required to be withheld for taxes, will be made within seven days after the date proper written request is received by the Insurance Company at its Home Office. However, such payment may be postponed whenever (i) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission; (ii) the Securities and Exchange Commission permits postponement and so orders; or (iii) an emergency exists, as defined by the Securities and Exchange Commission, so that valuation of the assets or disposal of securities is not reasonably practicable.

The Owner may elect to have the redemption value applied to provide Annuity Payments under any one of the annuity payout options, as permitted under the applicable retirement plan.
AMOUNTS WITHDRAWN BY THE OWNER PRIOR TO THE ANNUITY
COMMENCEMENT DATE MAY BE SUBJECT TO A TAX PENALTY AND IMMEDIATE
TAXATION OF ANY INVESTMENT GAIN.

Partial Redemptions:

The Owner may request a partial redemption of his Contract value for an amount not less than $300 provided this does not result in reducing the remaining value of the Contract to less than $500 on the date of redemption. Amounts required to be withheld for taxes in the event of a partial redemption will not be considered part of the remaining value of the Contract. If a partial redemption request would result in such a reduction, the Insurance Company will redeem the total Contract value and pay the remaining Contract Withdrawal Value, less any amounts required to be withheld for taxes, to the Owner.

Restrictions Under the Texas Optional Retirement Program:

Participants in the Texas Optional Retirement Program (ORP) currently are prohibited from receiving their interest in a variable annuity contract issued under the ORP prior to termination of employment in the Texas public institutions of higher education, retirement, or death.

Accordingly, the Insurance Company will require a Contract Owner whose Contract is issued under the ORP to obtain a certificate of termination of employment before Contract Withdrawal Value is paid to the Owner.

Restrictions Under Certain Section 403(b) Plans:

As described in "Federal Tax Status-Tax Qualified Plans", Section 403(b)(11) of the Internal Revenue Code (the "Code") restricts the redemption under Section 403(b) annuity contracts of certain amounts which are derived from contract contributions made pursuant to a salary reduction agreement.

As a result of these requirements, the Insurance Company will be required to restrict the amount of contract withdrawals so as to comply with the provisions of Section 403(b) (11) of the Code. The staff of the U.S. Securities and Exchange Commission has issued a "no action" letter, informing insurance companies issuing variable annuity contracts that the above-described Code restrictions may be implemented, notwithstanding the otherwise applicable redemption provisions of the Investment Company Act of 1940. The Insurance Company intends to rely upon the provisions of the SEC staff "no action" letter, and to comply with the provisions of said letter.

THE INSURANCE COMPANY REQUIRES AN ACKNOWLEDGMENT FORM TO BE SIGNED BY PURCHASERS OF SECTION 403(b) ANNUITY CONTRACTS FOR WHICH CONTRIBUTIONS ARE MADE PURSUANT TO A SALARY REDUCTION AGREEMENT. THE SIGNED ACKNOWLEDGMENT FORM - A COPY OF WHICH IS INCLUDED AT THE END OF THIS PROSPECTUS - MUST ACCOMPANY THE CONTRACT APPLICATION.

Right to Cancel:

The Owner may cancel the Contract by delivering or mailing a written notice (or sending a telegram) to the Insurance Company and by returning the Contract before midnight of the 10th day after the date of receipt. The Insurance Company will return all amounts due to the Owner within ten days after receipt of notice of cancellation and the returned contact. The Owner bears the investment risk with respect to amounts allocated to the Separate Account, for the period from the date the returned Contract is received by the Company. Under the terms of the Contract, cancellation shall entitle the Owner to an amount equal to (a) the difference between premiums paid, including any contract fees and other charges, and the amounts allocated to the Separate Account, plus (b) the Accumulation Value of the Contract on the date the returned Contract is received by the Company.

                               FEDERAL TAX STATUS

General:

The Contracts have been designed so as to qualify as "variable annuity contracts" for Federal income tax purposes. Thus, the contracts permit the Owner to defer Federal income taxation on increases in the value of a contract, until such time that amounts are withdrawn from the contract, received in the form of annuity payments or paid as a death benefit.

Under the current provisions of the Code, variable annuity contracts - other than contracts issued under retirement plans which qualify for Federal tax benefits under sections 401, 403(b) or 408 of the Internal Revenue Code, or under government retirement plans (whether or not so qualified) or to a state or municipal government for use under a deferred compensation plan - will not be treated as an annuity contract for Federal income tax purposes for any period for which the investments of the segregated asset account on which the contracts are based are not adequately diversified. This "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Insurance Company believes that the current structure of the Separate Account satisfies the requirements of the regulations, and it intends that the Separate Account, as well as the underlying Funds, will operate in the future so as to continue to meet such requirements.
    In order for a variable annuity contract to qualify for deferral on Federal income taxes on income credited to the contract, the assets in the segregated asset account supporting the contract must be considered to be owned by the Insurance Company, and not by the owner of the variable annuity contract. The Internal Revenue Service ("IRS") has issued certain rulings which discuss the matter of investor control of the assets supporting a variable annuity contracts. In its rulings, the IRS has stated that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a segregated asset account, will cause the contract owner to be taxed as the owner of the assets for Federal income tax purposes. In addition , in its explanation of the temporary regulations adopted under Section 817 of the Code, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the Account." That explanation also indicated that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to a particular sub-account without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide such guidance regarding investor control, and as of the date of this prospectus, no other such guidance has been issued. The Insurance Company does not know if, or in what form, such guidance will be issued. Nor does the Insurance Company know whether any such guidance, if issued, would be implemented on a prospective basis only, or if a ruling would be given retroactive effect.

Accordingly, there is a certain degree of uncertainty as to whether an Owner of the variable annuity contracts described in this prospectus would be considered the owner of the underlying assets for Federal income tax purposes.

Non-Tax Qualified Contracts:

A Non-Tax Qualified Contract is a Contract which is purchased by an individual for his or her own purposes but not pursuant to any of the tax qualified retirement plans described in the section below. A Non-Tax Qualified Contract may also be a Contract issued to a retirement plan or plan of deferred compensation which is a non-tax qualified plan. The tax status of the annuitant or participant is determined by provisions of such plan and/or provisions of the Code applicable to the contract.

Under the provisions of the Tax Reform Act of 1986, a Non-Tax Qualified Contract which is held by a person who is not a natural person (e.g. a corporation or a trust is not a natural person), is not treated as an annuity contract for Federal income tax purposes, and the income on the contract for any taxable year is treated as ordinary income received or accrued by the owner of the contract during the taxable year. Certain exceptions are provide for Non-Tax Qualified Contracts held by a trust or other entity as agent for a natural person and for immediate annuities (as defined in the Code). THUS, OWNERSHIP OF A NON-TAX QUALIFIED CONTRACT BY NON-NATURAL PERSONS WHO DO NOT QUALIFY FOR THE STATUTORY EXCEPTIONS RESULTS IN DENIAL OF TAX DEFERRAL ON INCREASES IN THE VALUE OF THE CONTRACT.

Taxation of payments under annuity contracts is governed by Code Section 72. Under the current provisions of the Code, amounts received under a Non-Tax Qualified Contract prior to the annuity commencement date (including payments made upon the death of the Annuitant or Owner), or as non-periodic payments after the annuity commencement date, are generally first attributable to any investment gains credited to the Contract over the taxpayer's basis (if any) in the Contract. Such amounts will be treated as income subject to Federal income taxation. A 10% penalty tax on such withdrawn investment gains will be imposed if the withdrawal is made prior to age 59-1/2. This penalty tax will not be imposed irrespective of age if the amount received is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life or life expectancy of the payee. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Also, the penalty tax will not be imposed if the withdrawal follows the death of the Owner (or if the Owner is not an individual, the death of the primary annuitant), or is attributable to the "total disability" (as defined in the Code) of the Annuitant. Where the Owner of the Contract is an individual who is other than the Annuitant, the Code (as amended by the Tax Reform Act of 1986) provides that the penalty tax is applicable to the taxable portion of payments required to be made under the Contract following the death of the Annuitant.

If the Owner of a Contract transfers (assigns) the Contract to another individual as a gift, the Code (as amended by the Tax Reform Act of 1986) provides that the Owner will incur taxable income at the time of the transfer. The amount of such taxable income is equal to the excess, if any, of the cash surrender value of the Contract over the Owner's cash basis at the time of the gift. An exception is provided for certain transfers between spouses.

Annuity payments made after the annuity commencement date are generally taxed to the recipient only as received. A part of the payment received is a return of investment in the contract, if any, and is non-taxable; a portion is a return of income and is subject to ordinary income tax. An "exclusion ratio" is used to determine the non-taxable and taxable portion of each payment. Such exclusion ratio continues until such time that the taxpayer recovers his/her basis in the Contract. Thereafter, all payments received are treated as taxable income.

Tax Qualified Contracts:

Tax Qualified Contracts are Contracts which are issued to or pursuant to the following types of retirement plans:

     o A plan established by a corporate employer for the benefit of its employees and qualified under sections 401(a) or 403(a) of the Code (Corporate plans).
     o A plan established by self-employed individuals for themselves and their employees and qualified under sections 401(a) or 403(a) of the Code (Keogh or HR-10 plans).
     o A tax sheltered annuity plan maintained by certain tax exempt organizations, including educational institutions, to purchase annuity contracts for employees (403(b) Annuity plans).
     o    An  Individual   Retirement  Annuity  (IRA)  plan  established  by  an
          individual.

All of these plans differ with respect to the applicable rules which must be met and followed if they are to attain and retain their qualified status. In general, they have the following common attributes: tax deductibility of contributions (to the extent permitted by the Code), tax deferral of investment income and taxation to the plan participant only upon receipt of a withdrawal or payment. Since the plan participant generally does not have a cost basis in the value of the Contract, payments received by the participant are generally taxed as income to the participant.

Under the Code (as amended by the Tax Reform act of 1986), certain distributions prior to age 59-1/2 are considered premature distributions and may result in application of a 10% additional tax. In addition, the Code requires that tax qualified retirement plans generally provide for the commencement of retirement benefits no later than the year in which the employee attains age 70- 1/2.

With respect to contracts issued in connection with Section 403(b) annuity plans, the Code restricts the distribution under such contracts of certain amounts which are derived from contract contributions made pursuant to a salary reduction agreement. These restrictions are set forth in Section 403(b) (11) of the Code, effective January 1, 1989. The restrictions apply to: (i) salary reduction contributions made after December 31, 1988, and earnings on such contributions, and (ii) earnings on contract value as of December 31, 1988. The tax law restrictions do not apply to salary reduction contributions made prior to January 1, 1989, or to earnings credited to such contributions prior to January 1, 1989,

In accordance with the provisions of the Code, restricted amounts may be distributed only in the event of attainment of age 59-1/2, separation from service, death, disability (as defined in Section 72(m)(7) of the Code), or financial hardship. The hardship exception is not available with respect to income attributable to salary reduction contributions. The Insurance Company will be required to restrict the amount of contract withdrawals so as to comply with these provisions of the Code.

The Internal Revenue Service has indicated that Section 403(b)(11) does not change the circumstances under which a tax-free exchange of annuity contracts may be made. Individuals contemplating purchase of a contract should refer to the provisions of their employer's section 403(b) arrangement to determine the investment alternatives available.

Taxation of the Separate Account:

Under the current provisions of the Internal Revenue Code, the Insurance Company pays no taxes on the investment income and capital gains of the assets of the Separate Account where used to determine the value of Contracts. Accordingly, the Insurance Company currently makes no adjustments for Federal income taxes (or benefits) in connection with the Separate Account Divisions. The Insurance Company retains the right to make adjustments for Federal income taxes to Separate Account assets should future changes in the Code so warrant.

Tax Withholding and Reporting:

The Insurance Company may be required to withhold certain amounts from both periodic and non-periodic payments under the Contracts in accordance with Federal tax law relating to the collection of Federal income tax at the source of payment. A payor of periodic annuity payments is required to withhold amounts as if the payment were a payment of wages from an employer to an employee. However, an individual recipient of certain types of periodic payments is allowed to elect to have no withholding made in a manner prescribed by the United States Treasury Department.

Similarly, a payor of certain non-periodic payments is required to withhold amounts unless an individual recipient elects against tax withholding in a manner prescribed by the U.S. Treasury Department. Non-periodic payments include payments made before and after the annuity commencement date such as lump sum death proceeds and partial or full surrenders (redemptions) of Contract value. The withholding requirements will not apply to the portion of a payment which is reasonably believed to be not includable in gross income of the recipient for Federal tax purposes.

The Insurance Company will transmit a notice to individual recipients of Contract payments of the right to elect against Federal income tax withholding, in a form and containing such information as the Secretary of the Treasury prescribes. If an individual elects against withholding, the Insurance Company may nonetheless be required to withhold if it has not received the recipient's tax identification number.

Under the current provisions of the Code, the Insurance Company is required to withhold Federal income taxes from certain distributions from tax-qualified retirement plans and from section 403(b) Annuity plans. These requirements do not apply to distributions from IRA plans or from deferred compensation plans subject to section 457 of the Code. The mandatory withholding (at a 20% rate) applies to distributions which are treated as "eligible rollover distributions" under the Code, unless the amount is distributed as a "direct rollover". For these purposes, a "direct rollover" is one which is made directly from the qualified plan to another qualified plan, or directly from the qualified plan to an IRA. In other words, a "direct rollover" does not involve the receipt of any portion of the distribution by the taxpayer. Unless an "eligible rollover distribution" qualifies as a "direct rollover", the taxable portion thereof is subject to 20% withholding. The Insurance Company is required to forward the amount of the withholding to the IRS. The taxpayer may not elect out of this withholding described in this paragraph.

In addition to tax withholding, the Insurance Company is required to report information on distributions under the Contracts. Distributions include partial and full surrenders as well as annuity payments. Information is reported on forms pursuant to Internal Revenue Service regulations.

General:

Because of the complexity of the law and the fact that tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of a Contract or the exercise of rights under a Contract. The above comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise. In addition, state income or estate tax considerations may also be involved in the purchase of a Contract or the exercise of rights under a Contract, and are not discussed in this Prospectus. The Insurance Company's management cannot predict what, if any, future action the Congress or the Internal Revenue Service might take with respect to the taxation of variable annuity contracts of the type described in this Prospectus. For complete information on particular Federal and state tax considerations, a qualified tax advisor should be consulted.

                                LEGAL PROCEEDINGS

Various lawsuits against the Insurance Company have arisen in the normal course of business. However, contingent liabilities arising from these matters are not considered material in relation to the financial position of the Insurance Company. The Insurance Company is a defendant in a lawsuit which was filed in October, 1996, in Travis County, Texas. The named plaintiffs in the suit (a husband and wife), allege that the universal life insurance policies sold to them by INA

Life Insurance Company (a company which was merged into the Insurance Company in 1992) utilized unfair sales practices. The named plaintiffs seek reformation of the life insurance contracts and an unspecified amount of damages. The named plaintiffs also seek a class action as to similarly situated individuals. No certification of a class has been granted as of the date of this Prospectus. The Insurance Company believes that the suit is without merit and intends to vigorously defend this matter.

In August, 1997, another individual filed a similar action in Travis County, Texas against the corporate entities identified above. The lawsuit involves the same type of policy and includes allegations which are substantially identical to the allegations in the first action. The named plaintiff also seeks class certification. The Company believes that the court would consider class certification with respect to only one of these actions. The Company also believes that this action is without merit and intends to vigorously defend this matter.

There is no litigation pending to which the Separate Account is a party.


                                TABLE OF CONTENTS
                   OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information includes a description of the following items:

         1.       General Information and History
         2.       Services
         3.       Purchase of Securities Being Offered
         4.       Principal Underwriter
         5.       Yield Quotations of Money Market Division
         6.       Annuity Payments
         7.       Additional Information

         8.       Year 2000

         9.       Financial Statements
                  o  The Separate Account
                  o  The Insurance Company

                                    APPENDIX

                 Examples of Deferred Sales Charge Calculations

The Insurance Company will determine the amount of Sales Charge applicable to a withdrawal or commencement of Annuity Payments as follows:

     STEP 1 A Gross  Chargeable  Amount is determined by the Insurance  Company.
            This amount is the lesser of (a) the dollar amount of Purchase Payments made and not previously withdrawn and (b) the amount requested to be withdrawn or applied to Annuity Payments;

     STEP 2 A Net Chargeable Amount is determined by the Insurance Company. This amount is the Gross Chargeable Amount less any Exempt Accumulation Value then applicable.

     STEP 3 A Net Chargeable Amount is then allocated by the Insurance Company to each Contribution Year.

     STEP 4 The Net Chargeable Amount allocated to a Contribution Year is multiplied by the Applicable Percentage shown:

No. of Full Contract Years
Between the Beginning of a
Contribution Year and Date
of Withdrawal (or First Annuity Payment)

                                   Applicable
                                   Percentage

    less than 2                        7%
    2                                  6%
    3                                  5%
    4                                  4%
    5                                  3%
    6                                  2%
    7                                  1%
    8 or more                          0%

     STEP 5 The Sales Charge applicable to a withdrawal request or application of Accumulation Value is the sum of amounts determined under STEP 4.

Contract Withdrawal Value is the amount of a withdrawal request reduced by the applicable Sales Charge.

The Insurance Company assumes that Purchase Payments are withdrawn on a "first in - first out" basis for purposes of determining the Sales Charge. This assumption cannot be used for purposes of determining federal income tax liability.


                              SALES CHARGE EXAMPLES


The following examples assume that Purchase Payments for a Contract are as follows:

Contract Year               Total Purchase Payments

      1                             $1,200
      2                              2,400
      3                              2,400
      4                                  0
      5                                  0
      6                                  0
      7                                  0
      8                                  0
      9                              3,600
                                    $9,600

The assumed Accumulation Value on the date of withdrawal is $10,600. No other withdrawal requests are assumed to have been made by the Owner.

     Example 1: Illustration of a Sales Charge on a partial  withdrawal  request for $8,000

     STEP 1 The Gross Chargeable Amount is $8,000.

     STEP 2 The Net Chargeable Amount is the Gross Chargeable Amount ($8,000) less Exempt Accumulation Value:

           Exempt Accumulation Value =
           $10,600 X 0.1    =  $1,060
           Net Chargeable Amount   = $8,000 - $1,060 =   $6,940

     STEP 3 The Net Chargeable Amount is applied to "Contribution Years":

                             Gross Chargeable           Net Chargeable
                             Amount allocated           Amount allocated
Contract Year                to Contribution Year       to Contribution Year

          1                         $  1,200                $  1,200
          2                            2,400                   2,400
          3                            2,400                   2,400
          4                                0                       0
          5                                0                       0
          6                                0                       0
          7                                0                       0
          8                                0                       0
          9                            2,000                     940

                                      $8,000                  $6,940

*The Gross Chargeable Amount for subsequent withdrawals is $1,600 ($3,600 - $2,000), allocated to Contract Year 9.

     STEP 4  Net  Chargeable   Amounts  allocated  to  Contribution   Years  are
             multiplied by the Applicable Percentage and STEP 5, added together:


                                Net
                             Chargeable          Applicable               Sales
Contract Year                  Amount             Percentages            Charge

        1                     $1,200                0%                 $  0.00
        2                      2,400                1%                   24.00
        3                      2,400                2%                   48.00
        4                          0                3%                    0.00
        5                          0                4%                    0.00
        6                          0                5%                    0.00
        7                          0                6%                    0.00
        8                          0                7%                    0.00
        9                        940                7%                   65.80

                              $6,940                                   $137.80

Contract Withdrawal Value ($8,000 - $137.80) = $7,862.20

Example 2: Illustration of Sales Charge on full Surrender


     STEP 1 The Gross Chargeable Amount is the lesser of Purchase Payments for the Contract ($9,600) and the Accumulation Value ($10,600) = $9,600.


     STEP 2 The Net Chargeable Amount is the Gross Chargeable Amount ($9,600) less Exempt Accumulation Value:Exempt Accumulation Value = $10,600 X
            0.1 = $1,060 Net Chargeable Amount = $10,600 -$1,060 = $8,540

     STEP 3 The Net Chargeable Amount is applied to "Contribution Years"



                        Gross Chargeable              Net Chargeable
                        Amount allocated              Amount allocated
Contract Year           to Contribution Year          to Contribution Year

          1                      $1,200                 $1,200
          2                       2,400                  2,400
          3                       2,400                  2,400
          4                           0                      0
          5                           0                      0
          6                           0                      0
          7                           0                      0
          8                           0                      0
          9                       3,600                  2,540

                                 $9,600                 $8,540

     STEP 4  Net  Chargeable   Amounts  allocated  to  Contribution   Years  are
             multiplied by the Applicable Percentage and STEP 5, added together:

                        Net Chargeable       Applicable            Sales
Contract Year           Amount               Percentages           Charge

     1                    $1,200                 0%               $  0.00
     2                     2,400                 1%                 24.00
     3                     2,400                 2%                 48.00
     4                         0                 3%                  0.00
     5                         0                 4%                  0.00
     6                         0                5%                  0.00
     7                         0                 6%                  0.00
     8                         0                 7%                  0.00
     9                     2,540                 7%                177.80

                          $8,540                                  $249.80


Contract Withdrawal Value (Surrender Value)
= $10,600 - $249.80 = $10,350.20

To obtain a copy of the Statement of Additional Information for the Individual Flexible Payment Variable Annuity Contracts, detach and mail this form.

TO:        Investors Life Insurance Company of North America
           701 Brazos Street
           Austin, Texas 78701

I have been furnished with a Prospectus of Investors Life Insurance Company of North America Separate Account I (dated April 30, 1999), describing the Individual Flexible Payment Variable Annuity Contracts. Please send me a copy of the Statement of Additional Information pertaining to such Contracts.
                                   (Please Print)


                          NAME:




                          Mailing
(Date)                    Address: (Street or P.O. Box)


                          City              State             Zip

                               ACKNOWLEDGMENT FORM
                              SECTION 403 (b) PLANS




NOTE: This form is required in connection with all applications for Contracts to be issued in connection with Section 403(b) plans, where contributions are to be made pursuant to a salary reduction agreement.

TO:               Investors Life Insurance Company of North America
                  701 Brazos Street
                  Austin, Texas 78701





With reference to my application for a variable annuity contract to be issued in connection with a Section 403(b) annuity plan maintained by my employer, I have been furnished with a prospectus of Investors Life Insurance Company of North America Separate Account I (dated April 30, 1999). The contributions to the contract will be made pursuant to a salary reduction agreement with my employer.

I acknowledge that I have read and understand the description on pages 43 and 47 of the prospectus, pertaining to the restrictions or redemptions imposed by
Section 403(b) (11) of the Internal Revenue Code. I further acknowledge that I understand any investment alternatives under my employer's Section 403(b) plan, to which I may elect to transfer contract values.




Date                                        Signature of Applicant




                                            Address:

Investors Life Insurance
Company of North America

701 Brazos Street
Austin, Texas 78701




ILG Securities Corporation

701 Brazos Street
Austin, Texas 78701







                                   PROSPECTUS

                                 April 30, 1999





                                Flexible Payment
                      Individual Variable Annuity Contracts
                                    Issued by
                        Investors Life Insurance Company
                                of North America

ILCO Investors Life Insurance
Company



701 Brazos Street
Austin, Texas 78701






ILG Securities Corporation

701 Brazos Street
Austin, Texas 78701






                                   PROSPECTUS

                                 April 30, 1999





                                Flexible Payment
                      Individual Variable Annuity Contracts
                                    Issued by
                      ILCO Investors Life Insurance Company

                                   PROSPECTUS

                               SEPARATE ACCOUNT I



                            INDIVIDUAL SINGLE PAYMENT
                           VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA



The Individual Single Payment Deferred Variable Annuity Contracts (the "Contracts") described in this Prospectus are designed to be used to provide retirement programs for individual purchasers. The Contracts may be issued in connection with retirement plans which qualify for tax benefits under the Internal Revenue Code ("tax qualified Contracts"), as well as retirement plans which do not qualify for tax benefits under the Code ("non-tax qualified Contracts").

This Prospectus sets forth information about Separate Account I and the Contracts that a prospective purchaser ought to know before investing. Additional information about the Separate Account, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission. A copy of the Statement is available upon request and without charge by writing to Investors Life Insurance Company of North America (the "Insurance Company" or "Investors Life"), 701 Brazos Street, Austin, Texas 78701 (a reply form has been included with this Prospectus), or by calling (512) 404-5346. The Statement of Additional Information has the same date as the date of this Prospectus, and is incorporated by reference into this Prospectus. A table of contents for the Statement of Additional Information appears on page 46 of this Prospectus.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT
PROSPECTUS OF PUTNAM VARIABLE TRUST. BOTH PROSPECTUSES SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 30, 1999

                                TABLE OF CONTENTS



ITEM                                                           PAGE

Definitions                                                     3
Introduction                                                    5
Expense Table                                                   7
Financial Information                                          11
Description of the Insurance Company, the
  Separate Account and the Fund                                20
Deductions and Expenses                                        24
General Description of Variable Annuity
  Contracts                                                    27
The Annuity Period                                             31
Death Benefits                                                 34
Purchases and Contract Values                                  36
Redemptions                                                    39
Federal Tax Status                                             41
Legal Proceedings                                              46
Table of Contents of the Statement of
  Additional Information                                       46





The Contracts are not available in all states.

NO PERSON IS AUTHORIZED BY THE INSURANCE COMPANY TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF, OR SOLICITATION OF AN OFFER TO ACQUIRE, ANY INTEREST OR PARTICIPATION IN THE VARIABLE ANNUITY CONTRACTS OFFERED BY THIS PROSPECTUS TO ANYONE IN ANY STATE OR JURISDICTION IN WHICH SUCH SOLICITATION OR OFFER MAY NOT BE MADE LAWFULLY.

                                   DEFINITIONS


The following terms as used in this Prospectus have the indicated meanings:

Accumulation Period:  The period between the  commencement of the first Contract
     Year and the annuity commencement date.

Accumulation Unit: A unit of measurement used to determine the value of a person's interest under the Contract before Annuity payments begin.

Adjusted Age: The age of the Annuitant which is used to determine the applicable annuity purchase rate. The age is adjusted by either adding or subtracting a specified number of years in order to reflect predicted longevity. The number of years to be added or subtracted depends upon the year of birth of the Annuitant.

Annuity: A contract providing for Annuity Payments varying in amount in accordance with the investment experience of the applicable subdivision of the Separate Account Division selected by the Contract Owner.

Annuitant:  The person  designated  under the contract as the measuring life for
     annuity  payout  options  involving  life  contingencies;   normally,   the
     recipient of Annuity Payments.

Annuity Payments: Periodic amounts payable by the Insurance Company on and at regular intervals after the annuity commencement date preselected under the Contract.

Annuity Unit: A unit of measurement used to determine the amount of the variable
     Annuity Payments.

Contract Year: A twelve month period between anniversaries of the Date of Issue of a Contract. The first Contract Year begins on the Date of Issue.

Contribution Year: A Contract Year in which at least one Purchase Payment is made.

Fund:A series of Putnam  Variable  Trust.  Prior to January 1, 1997,  the Putnam
     Variable Trust was known as Putnam Capital Manager Trust.

Owner: The person (or other entity) to whom a Contract is issued by the Insurance Company.

Purchase Payment: The dollar amount paid to the Insurance Company by or on behalf of a Contract Owner. The "Net Purchase Payment" is the Purchase Payment reduced by any applicable state premium taxes.

Separate Account:  The segregated  investment account entitled "Separate Account
     I" established by the Insurance Company and registered as a unit investment trust under the Investment Company Act of 1940, as amended. Prior to April 18, 1995, the Separate Account was known as the "CIGNA Separate Account". As a result of the substitution of shares of the Putnam Capital Manager Trust (now known as Putnam Variable Trust) as the underlying investment vehicle, the name of the Separate Account was changed to Separate Account I, effective April 18, 1995.

Separate Account  Division:  A Division of the Separate  Account,  the assets of which consist of shares of a specified class of shares of the Fund. Each of the Separate Account Divisions contains two subdivisions, one for funding Contracts issued under tax qualified retirement plans and the other for non-tax qualified Contracts. Each of the subdivisions has its own identified assets and value. References to a Division in this Prospectus include, where the context requires, the appropriate subdivision for a Contract.

Contract Withdrawal Value: The amount payable to the Owner or other payee upon termination of the Contract during the Accumulation Period, other than by reason of the Annuitant's or Owner's death.

Valuation Date. A day on which the net asset value of each share of the Fund is determined.

Valuation Period: Each business day on which the New York Stock Exchange is open for general business, together with any consecutive non-business days immediately preceding such business day and irrespective of whether such exchange is open for general business on each business day, together with any consecutive non-business day, immediately preceding such business day when the Fund values its portfolio securities based upon its determination that there is a sufficient degree of trading in such securities that the net asset value of its shares might be materially affected.

NOTE:All masculine references in this Prospectus are intended to include the feminine gender. The singular context also includes the plural and vice versa where appropriate.

                                  INTRODUCTION


The Contracts described in this Prospectus are designed to provide Annuity Payments based on the life expectancy of the Annuitant. Such benefits will begin on a future date which has been preselected under a Contract. Alternative annuity payout options are available, but may be limited by a retirement plan under which a Contract is issued. See "The Annuity Period - Annuity Payout Options", page 31, and "Limitation on Contract Rights", page 28.

The Contracts offer Accumulation Units in up to five Separate Account Divisions. The value of an Accumulation Unit is based on the investment results of the underlying shares of the Fund allocated to applicable subdivisions of the Separate Account Division(s) selected. Similarly, the amount of Annuity Payments will vary based on such underlying investment results. See "The Annuity Period - Annuity Payments", page 31.

The following is a synopsis of certain features of the Contracts, together with a cross-reference to the page in this Prospectus where the purchaser may find a more complete description:

o The Contracts provide for allocation of the net Purchase Payments to several underlying investment mediums, each with a different investment objective. See "Description of the Fund", page 20.

o The Contracts provide that, in the event of death of the Annuitant or Owner before Annuity Payments begin, the Insurance Company will pay death proceeds to a named beneficiary. See "Death Benefits", page 34.

o The Contracts provide that the owner may surrender (redeem) a contract in whole or in part for cash before the annuity commencement date (unless restricted by the retirement plan or applicable Federal tax law) subject to a sales charge. See "Redemptions", page 39 and "Contract Charges", page 24.

o A penalty tax may be assessed under the Internal Revenue Code in the event of certain early withdrawals. See "Federal Tax Status", page 41.

o The Contracts provide that the annuity rates and contract charges generally may not be changed adversely to a Contract Owner for the duration of his Contract. See "Contract Charges", page 24.

o The Contracts provide for transfer of Contract values among Separate Account Divisions, unless restricted by a retirement plan. See "Description of Contract Rights", page 27.

o The Contracts include a limited right of cancellation. See "Redemption - Right to Cancel", page 40.

The objective of the Contracts, which may or may not be realized, is to provide relatively level Annuity Payments during periods when the economy is relatively stable and to provide increased Annuity Payments during inflationary and growth periods. The Insurance Company seeks to assist the Contract Owner in accomplishing this objective by making several classes of shares of the Fund available from which the Owner may select underlying investment mediums. Each such class is based upon a portfolio of Fund investments with a different investment objective.

No assurance can be given that the value of a Contract before Annuity Payments begin, or the aggregate amount of Annuity Payments made under a Contract, will equal or exceed the Purchase Payment for a Contract. Thus, the investment risk under a Contract is borne by the Contract Owner.

                                  EXPENSE TABLE

The following Expense Table lists the transaction expenses, annual Contract fee, Separate Account annual expenses, as well as the approximate annual expenses of each Fund of Putnam Variable Trust, related to an investment in each Division of the Separate Account. Following the Expense Table is an Example which illustrates the cumulative amount of fees and expenses on a hypothetical, one-time investment of $1,000, assuming a 5% rate of return for the stated time periods.

                                                                 Growth
                                   Money                         and
                                   Market        Income          Income II        Voyager
                                   Division      Division (5)    Division         Division

A.   Contract owner
     Transaction Expenses

     Deferred Sales
     Charge (maximum, as
     a percentage of
     amount Surrendered(1)           6%                6%              6%                6%

     Exchange Fee (2)           $  5.00           $  5.00         $  5.00           $  5.00

B.   Annual Contract Fee(3)     $ 25.00           $ 25.00         $ 25.00           $ 25.00

C.   Separate Account
     Annual Expenses (as
     a percentage of
     average account  value)

     Mortality Risk Fee            0.8%              0.8%            0.8%              0.8%
     Expense Risk Fee              0.4%              0.4%            0.4%              0.4%

     Total Separate
     Account
     Annual Expenses               1.2%              1.2%            1.2%              1.2%

D.   Fund Annual Expenses (as a percentage of Fund average net assets) (4)

  Management Fees                              0.45%                 0.60%             0.46%             0.54%
  All Other Expenses                           0.08%                 0.07%             0.04%             0.04%
  Total Fund Annual
  Expenses                                     0.53%                 0.67%             0.50%             0.58%



Notes to Expense Table:


(1) Represents maximum deferred sales charge. The percentage is based on the number of full Contract years between the date of a Purchase Payment and the date of withdrawal or first Annuity Payment and ranges from 6% for periods of less than two Contract years to 0% for periods of eight or more Contract years. For additional information, please refer to the section entitled "Contract Charges-Deferred Sales Charge."

(2) Applicable to the second and subsequent transfer of Accumulation Value or Annuity Value among Divisions during a Contract Year.

(3) The Annual Contract fee is deducted from the value of a Contract on each anniversary of the issue date, during the Accumulation Period. If a Contract Owner participates in more than one Fund under a Contract, only one such fee is deducted annually.

(4) Based on amounts incurred by the applicable Putnam Variable Trust during calendar year 1998. The inclusion of the 1998 Total Annual Fund Expenses of the applicable Fund of Putnam Variable Trust has been included in this prospectus solely for the purposes of the hypothetical illustration set
     forth  in the  Expense  Table.       (5) On  April  9,  1999,  Putnam  U.S.
     Government and High Quality Bond Fund changed its name to name to Putnam Income Fund. In addition, the Fund's investment policy changed. Prior to April, 9, 1999, the Fund's policies required it to invest at least 25% of its assets in U.S. Government securities and limited the amount of assets invested in securities rated below "A". Consequently, the historic information listed in this Expenses Table with respect to the Income Division does not reflect the performance of Putnam Income Fund under the Fund's current investment policies or its current distribution policies.

                                    EXAMPLES

                                                          Growth
                              Money                         and
                              Market         Income      Income II   Voyager
                              Division       Division    Division    Division

If you surrender your
contract at the end of the
applicable time period:

You would pay the following
expenses on a $1,000
investment, assuming 5%
annual return on asset
            1 year            $ 91.34      $ 92.71      $ 91.05       $ 91.83
            3 years            114.11       118.33       113.20        115.61
            5 years            136.92       144.17       135.39        139.52
           10 years            220.73       236.05       217.42        226.23

If you annuitize at the end
of the applicable time
period:

You would pay the following
expenses on a $1,000
investment, assuming 5%
annual return on assets
            1 year            $ 91.53      $ 92.90       $91.44       $ 92.32
            3 years            114.71       118.93       114.41        117.12
            5 years            137.96       145.20       137.44        142.11
           10 years            222.93       238.22       221.83        231.69

If you do not surrender your
 contract:

You would pay the following
expenses on a $1,000
investment assuming 5% annual
return on assets
            1 year            $ 19.18      $ 20.65      $ 18.87       $ 19.71
            3 years             59.34        63.79        58.38         60.93
            5 years            102.01       109.50       100.40        104.69
           10 years            220.73       236.05       217.42        226.23

The purpose of the Expense Table is to assist a prospective purchaser in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. For further information concerning the Separate Account fees and expenses, please refer to the section of this prospectus entitled "Deductions and Expenses". Additional information pertaining to Fund Annual Expenses is contained in the prospectus of Putnam Variable Trust. In addition to the costs and expenses described above, the Contract may be subject to state premium taxes. For a discussion of premium taxes please refer to the section entitled "Contract Charges-Premium Taxes."

The example is not intended as, and should not be considered, a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

                              FINANCIAL INFORMATION



1. Accumulation Unit Values (for an Accumulation Unit outstanding throughout the period):


The following information should be read in conjunction with the financial statements of the Separate Account, which are available with the Statement of Additional Information. This historical data for Accumulation Unit Values is not indicative of future performance.



                              MONEY MARKET DIVISION
                                  TAX QUALIFIED

  YEAR     ACCUMULATION          ACCUMULATION               NUMBER OF
           UNIT VALUE AT         UNIT VALUE AT              ACCUMULATION
           BEGINNING OF          END OF PERIOD              UNITS
           PERIOD                                           OUTSTANDING AT
                                                            END OF PERIOD

  1998        $  2.1487               $  2.2336                 593,464

  1997        $  2.0665               $  2.1483                 684,786

  1996        $  1.9898               $  2.0660                 847,412

  1995        $  1.9080               $  1.9894               1,096,192

  1994        $  1.8661               $  1.9074               1,488,534

  1993        $  1.8446               $  1.8659               1,778,411

  1992        $  1.8062               $  1.8444               2,620,375

  1991        $  1.7286               $  1.8059               4,203,167

  1990        $  1.6223               $  1.7281               7,114,568

  1989        $  1.5065               $  1.6218               8,331,835

                              MONEY MARKET DIVISION
                                NON-TAX QUALIFIED

  YEAR              ACCUMULATION         ACCUMULATION           NUMBER OF
                    UNIT VALUE AT        UNIT VALUE AT          ACCUMULATION
                    BEGINNING OF         END OF PERIOD          UNITS
                    PERIOD                                      OUTSTANDING AT
                                                                END OF PERIOD


  1998                $  2.1336            $  2.2177                968,809

  1997                $  2.0518            $  2.1331              1,065,062

  1996                $  1.9756            $  2.0514              1,288,780

  1995                $  1.8944            $  1.9753              1,334,785

  1994                $  1.8548            $  1.8935              1,660,811

  1993                $  1.8335            $  1.8546              2,525,627

  1992                $  1.7954            $  1.8332              3,196,702

  1991                $  1.7181            $  1.7951              3,868,744

  1990                $  1.6124            $  1.7175              5,103,872

  1989                $  1.4973            $  1.6119              5,870,485

                         GROWTH AND INCOME II DIVISION *
                                  TAX QUALIFIED

  YEAR             ACCUMULATION        ACCUMULATION         NUMBER OF
                   UNIT VALUE AT       UNIT VALUE AT        ACCUMULATION
                   BEGINNING OF        END OF PERIOD        UNITS
                   PERIOD                                   OUTSTANDING AT
                                                            END OF PERIOD


  1998            $  7.6501             $  8.6752               2,497,011

  1997            $  6.1814             $  7.6183               2,818,975

  1996            $  5.1880             $  6.2071               3,277,019

  1995            $  3.8659             $  5.1527               3,699,687

  1994            $  3.8800             $  3.8384               3,672,031

  1993            $  4.1195             $  3.8802               5,709,891

  1992            $  3.7959             $  4.1409               6,907,180

  1991            $  2.7828             $  3.7798               8,510,262

  1990            $  3.0137             $  2.7991              10,978,705

  1989            $  2.3164             $  2.9680              12,887,382





* = As of April 18, 1995, the former Growth and Income Division was merged into the Equity Division and the name of the Equity Division was changed to Growth and Income II Division.

                         GROWTH AND INCOME II DIVISION *
                                NON-TAX QUALIFIED

  YEAR        ACCUMULATION              ACCUMULATION              NUMBER OF
              UNIT VALUE AT             UNIT VALUE AT             ACCUMULATION
              BEGINNING OF              END OF PERIOD             UNITS
              PERIOD                                              OUTSTANDING AT
                                                                  END OF PERIOD


  1998           $  6.5538             $  7.4431                   1,557,788

  1997           $  5.2962             $  6.5265                   1,753,068

  1996           $  4.4442             $  5.3182                   2,002,962

  1995           $  3.3094             $  4.4140                   2,104,990

  1994           $  3.3224             $  3.2870                   1,733,131

  1993           $  3.5222             $  3.3225                   2,180,991

  1992           $  3.2453             $  3.5405                   2,447,435

  1991           $  2.3781             $  3.2315                   2,668,712

  1990           $  2.5758             $  2.3921                   3,515,922

  1989           $  1.9798             $  2.5367                   4,363,345





* = As of April 18, 1995, the former Growth and Income Division was merged into the Equity Division and the name of the Equity Division was changed to Growth and Income II Division.

                                 INCOME DIVISION
                                  TAX QUALIFIED

YEAR             ACCUMULATION           ACCUMULATION              NUMBER OF
                 UNIT VALUE AT          UNIT VALUE AT             ACCUMULATION
                 BEGINNING OF           END OF PERIOD             UNITS
                 PERIOD                                           OUTSTANDING AT
                                                                  END OF PERIOD

  1998              $  3.4216          $  3.6748                     772,236

  1997              $  3.1564          $  3.4066                     920,186

  1996              $  3.1355          $  3.1734                   1,313,122

  1995              $  2.6495          $  3.1359                   1,580,611

  1994              $  2.7613          $  2.6484                   2,006,254

  1993              $  2.4922          $  2.7602                   2,372,918

  1992              $  2.3148          $  2.4665                   3,146,768

  1991              $  2.0194          $  2.3365                   3,898,682

  1990              $  1.9064          $  1.9976                   4,611,938

  1989              $  1.6895          $  1.9058                   5,842,385

                                 INCOME DIVISION
                                NON-TAX QUALIFIED

YEAR                 ACCUMULATION           ACCUMULATION        NUMBER OF
                     UNIT VALUE AT          UNIT VALUE AT       ACCUMULATION
                     BEGINNING OF           END OF PERIOD       UNITS
                     PERIOD                                     OUTSTANDING AT
                                                                END OF PERIOD

  1998              $  3.3804               $ 3.6322             1,781,007

  1997              $  3.1183              $   3.365             1,981,587

  1996              $  3.0972              $  3.1351             2,394,183

  1995              $  2.6168              $  3.0976             2,678,698

  1994              $  2.7274              $  2.6157             3,034,007

  1993              $  2.4620              $  2.7263             3,998,875

  1992              $  2.2868              $  2.4366             4,270,125

  1991              $  1.9950              $  2.3082             4,705,841

  1990              $  1.8835              $  1.9735             6,081,726

  1989              $  1.6693              $  1.8830             7,317,320

                               VOYAGER DIVISION *
                                  TAX QUALIFIED

YEAR             ACCUMULATION           ACCUMULATION       NUMBER OF
                 UNIT VALUE AT          UNIT VALUE AT      ACCUMULATION
                 BEGINNING OF           END OF PERIOD      UNITS
                 PERIOD                                    OUTSTANDING AT
                                                           END OF PERIOD

  1998          $  3.1133               $  3.8346                714,343

  1997          $  2.4606               $  3.1215                738,882

  1996          $  2.2334               $  2.4937                751,632

  1995          $  1.6061               $  2.2337                781,624

  1994          $  1.6303               $  1.6261                798,724

  1993          $  1.4965               $  1.6546                825,839

  1992          $  1.3365               $  1.5166                972,470

  1991          $  0.8190               $  1.3366                978,329

  1990          $  0.9012               $  0.8289              1,022,612

  1989          $  0.7563               $  0.8914                992,682





* = Prior to April 18, 1995, the Voyager Division was named the Aggressive Equity Division.

                               VOYAGER DIVISION *
                                NON-TAX QUALIFIED

YEAR             ACCUMULATION           ACCUMULATION       NUMBER OF
                 UNIT VALUE AT          UNIT VALUE AT      ACCUMULATION
                 BEGINNING OF           END OF PERIOD      UNITS
                 PERIOD                                    OUTSTANDING AT
                                                           END OF PERIOD

  1998            $  3.1078              $  3.8299             679,382

  1997            $  2.4563              $  3.1160             653,214

  1996            $  2.2298              $  2.4894             633,799

  1995            $  1.6031              $  2.2301             645,524

  1994            $  1.6302              $  1.6231             649,408

  1993            $  1.4965              $  1.6545             767,780

  1992            $  1.3363              $  1.5164             761,087

  1991            $  0.8188              $  1.3364             757,114

  1990            $  0.9011              $  0.8287             781,471

  1989            $  0.7562              $  0.8913             750,969

* = Prior to April 18, 1995, the Voyager Division was named the Aggressive Equity Division.


2.   Money Market Division - Yield Information:

     The Separate Account provides "current yield" and "effective yield" quotations with respect to the Money Market Division. Both yield figures are based on historical earnings and are not intended to indicate future performance. A description of the method used to compute such yield quotations is included in the Statement of Additional Information.

     The "current yield" of the Money Market Division refers to the income generated by an investment in such Division over a particular seven-day period; the particular seven-day period will be stated in the quotation. This income is then "annualized" - that is, the amount of income generated by the investment during the seven-day period is assumed to be earned each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated in a similar manner; however, when annualized, the income earned by an investment in the Money Market Division is assumed to be reinvested. Due to the compounding effect of this assumed reinvestment, the "effective yield" will be slightly higher than the "current yield".



3.   Financial Statements:

     The financial statements of the Separate Account and Investors Life Insurance Company of North America are included in the Statement of Additional Information.

                      DESCRIPTION OF THE INSURANCE COMPANY,
                        THE SEPARATE ACCOUNT AND THE FUND

THE INSURANCE COMPANY

Investors Life Insurance Company of North America ("Investors Life")is a stock life insurance company, organized in 1963 under the laws of the Commonwealth of Pennsylvania. In December, 1992, the Insurance Company changed its state of domicile to the State of Washington and merged with its immediate parent company (Investors Life Insurance Company of California). As a result of the merger, Investors Life Insurance Company of North America assumed all of the assets and obligations of Investors Life Insurance Company of California, and Investors Life Insurance Company of North America was the surviving company. In June, 1993, Investors Life merged with its immediate parent company, Standard Life Insurance Company. Investors Life was the surviving entity. As a result, Investors Life became a direct subsidiary of InterContinental Life Corporation, an insurance and financial service holding company. The administrative offices of the Insurance Company are located at 701 Brazos Street, Austin, Texas 78701. The statutory home office of the Insurance Company is 2101 4th Ave., Seattle, Washington 98121-2371. Prior to December 28, 1988, the Insurance Company was an indirect wholly-owned subsidiary of CIGNA Corporation.


THE SEPARATE ACCOUNT

The Insurance Company established the Separate Account pursuant to the provisions of the Pennsylvania Insurance Code and has registered it as a unit investment trust under the Investment Company Act of 1940. The Separate Account commenced operations on September 15, 1982.

The Separate Account currently contains four Divisions, one for each class of shares of the Fund. Prior to the substitution of certain series of shares of Putnam Variable Trust for shares of CIGNA Annuity Funds group as the underlying funding vehicle for the Separate Account, the Separate Account contained five divisions. In connection with the substitution, the Equity Division was merged with the Growth and Income Division; thereafter, the name of the Equity Division was changed to the Growth and Income II Division. See also, the discussion of the substitution under the caption "Putnam Variable Trust" (page 21). Each Division reflects the investment performance of the specific class of Fund shares allocated to it, and is divided into subdivisions for tax qualified and non-tax qualified contracts, respectively. The Voyager Division (formerly the Aggressive Equity Division) was initially made available under the Separate Account on March 31, 1987. Each Separate Account Division is administered and accounted for as part of the general business of the Insurance Company; however, the income, capital gains or capital losses of each Division's subdivision are credited to or charged against the assets allocated to that subdivision without regard to other income, capital gains or capital losses of any other subdivision or arising out of any other business the Insurance Company may conduct.

The contractual obligations under the Contracts funded by the Separate Account are assumed by the insurance Company; however, the investment risk under a Contract is borne by the Contract Owner.

Putnam Variable Trust

Putnam Variable Trust, formerly known as the Putnam Capital Manager Trust, was established to fund variable annuity contracts offered by various insurance companies. Putnam Variable Trust is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. Putnam Variable Trust offers a number of separate portfolios of investments having a variety of investment objectives. Currently, only the following portfolios of Putnam Variable Trust are available under variable annuity contracts offered by this Prospectus:

         Putnam VT Income Fund, formerly Putnam VT U.S. Government and High Quality Bond Fund (which serves as the underlying funding vehicle for the Income Division) - seeks current income consistent with preservation of capital through investing in U.S government securities and corporate debt securities. The corporate securities range in credit quality from investment grade to potentially higher-yielding, higher risk bonds, commonly known as "junk bonds." The fund also invests significantly in mortgage-backed securities.

         Putnam VT Growth and Income Fund (which serves as the underlying funding vehicle for the Growth and Income II Division, formerly known as the Equity Division) - seeks capital growth and current income by investing primarily in common stocks that offer potential for capital growth, current income or both.

         Putnam VT Money Market Fund (which serves as the underlying funding vehicle for the Money Market Division) - seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity by investing in high quality money market instruments.

         Putnam VT Voyager Fund (which serves as the underlying funding vehicle for the Voyager Division, formerly known as the Aggressive Equity Division) - seeks capital appreciation by investing primarily in common stocks of companies that Putnam Management believes have potential for capital appreciation that is significantly greater than that of market averages.

The shares of each portfolio of Putnam Variable Trust are purchased by the Insurance Company at net asset value (without sales load) for the corresponding Separate Account Division to support the cash values of the Contracts.

The shares of each Fund of Putnam Variable Trust are available on to serve as the underlying investment for variable annuity and variable life insurance contracts. It is possible that, in the future, it may be disadvantageous for variable annuity and variable life insurance separate accounts to invest in the Funds simultaneously. The Insurance Company is not currently aware of any such disadvantages. It should be noted that the prospectus of Putnam Variable Trust states that the Trustees of the Fund intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts.

In addition, shares of the Funds are sold to separate accounts of other, unaffiliated, insurance companies, a practice which is known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of variable annuity contracts issued by the Insurance Company and owners of contracts issued by such other, unaffiliated, insurers. In the event of any such material conflicts, we will consider what action may be appropriate under the circumstances. For a description of the risk which may be involved with mixed funding, please refer to the discussion in the prospectus of Putnam Variable Trust.

 Putnam Investment Management, Inc. ("Putnam Management") is the investment adviser to Putnam Variable Trust. Putnam Management is owned by Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Prior to April 10, 1998, Putnam Management agreed to reimburse the Insurance Company for certain costs that it incurred in connection with the servicing of Contracts. The amount of this reimbursement was equal to 25% of the effective management fee received by Putnam Management with respect to assets allocated by the Insurance Company to the applicable portfolio of Putnam Variable Trust, plus an annual rate of one basis point times the average daily net assets allocated during the computation period by the Insurance Company to Putnam Variable Trust. As of April 10, 1998, the reimbursement arrangement was terminated by mutual agreement between Putnam Management and the Insurance Company.

The prospectus of Putnam Variable Trust, which accompanies this Prospectus, contains a more complete description of the investment objectives, including attendant risks, of each portfolio of Putnam Variable Trust. In considering the purchase of the Contracts offered in this Prospectus, you should read the prospectus of Putnam Variable Trust carefully.

                                  VOTING RIGHTS

The Insurance Company is the owner of record of the shares of each series of shares of Putnam Variable Trust. It will vote such shares held in each Separate Account division at regular and special meetings of shareholders of Putnam Variable Trust in accordance with instructions received from persons having an interest in such series of Putnam Variable Trust shares.

During the Accumulation Period, owners of Contracts shall have a voting interest with respect to their accounts. During the Annuity period, the person entitled to variable Annuity Payments will be the person having such voting interest.

Each person having a voting interest in shares of Putnam Variable Trust attributable to a Contract will initially be allowed to vote the number of accumulation units credited to a Contract under the Separate Account Division composed of such Putnam Variable Trust shares. Persons receiving Annuity
Payments will be allowed an equivalent vote which shall be determined by dividing the value of the reserve maintained in such Separate Account Division to meet the annuity obligations, by the value of an accumulation unit. Since voting power is determined by the Separate Account Division Contract value, such power will normally diminish during the annuity payout phase.

After votes are tabulated, the Insurance Company will then determine the number of Separate Account Fund shares to be voted affirmatively in accordance with the proportion of affirmative votes received to the total number of votes received from persons having a voting interest in such Fund shares. Negative votes will be similarly determined.

Assets may also be maintained in Separate Account Divisions with respect to contracts other than those offered by this Prospectus, and votes attributable to such other contracts will be computed in the same manner.

                             DEDUCTIONS AND EXPENSES


A.   CONTRACT CHARGES:

The following deductions are made under the Contracts:

o Administrative Expense: The Insurance Company deducts expense charges from the Contract value on each anniversary of the issue date.

     During the Accumulation Period, this charge is $25.00 (the "Annual Contract Fee"), plus $5.00 (the "Exchange Fee") for the second and each subsequent transfer of Accumulation Value among Divisions during the Contract Year. Accumulation units will be reduced proportionately on each anniversary date to reflect this charge. No administrative expense charges are deducted in the event of a full surrender or death benefit settlement prior to the anniversary date.

     During the Annuity Period, this charge is $5.00 (the "Exchange Fee") for the second and subsequent transfer of Annuity Unit values among Divisions during the Contract Year.

     The Insurance Company reserves the right to terminate the privilege of the Contract Owner to make more than one transfer of Accumulation Units, or Annuity Units, during a Contract Year. However, there is no present intent to impose such a limitation, and written notice will be given to Contract Owners prior to any such change.

     The Insurance Company's administrative expenses include salaries, rent, postage, telephone, travel, legal, administrative, actuarial and accounting fees, periodic reports, office equipment, stationary and custodial expenses. The administrative expense charge is not anticipated to exceed the expenses to be incurred by the Insurance Company for administration of the Contracts.

o Premium Taxes: Premium taxes ranging from .5% to 3% are currently imposed by certain states and municipalities on payments made under annuity contracts. Under deferred Contracts, any premium tax will be deducted either from the Purchase Payment or from the Accumulation Value upon annuitization, as determined in accordance with applicable law.

o Deferred Sales Charge: The Contracts include a deferred sales charge, which is assessed against amounts withdrawn (total or partial surrender) during early Contract Years, measured from the date of Contract issuance.

     The charges determined as follows will be assessed upon amounts withdrawn during any one of the first six Contract Years (measured from the date of issue) which exceed 10% of the Purchase Payment:

                Contract Year                       Percentage Charge

                         1                                  6%
                         2                                  5%
                         3                                  4%
                         4                                  3%
                         5                                  2%
                         6                                  1%
                         7 and thereafter                   0%

     In no event will this charge exceed 8 1/2% of the amount of the Purchase Payment accepted by the Insurance Company for a Contract.

     An amount up to 10% of the Purchase Payment may be withdrawn in any one Contract Year without charge. Federal penalty taxes may be imposed on early withdrawals.

     The Deferred Sales Charge is made as a means for the Insurance Company to recover expenses incurred in connection with distribution of the Contracts when a withdrawal is made during early Contract Years. Because the Contracts are normally purchased for the long term, the Insurance Company expects to recover such expenses over time. Amounts anticipated to be collected by this means may, however, be insufficient to reimburse the Insurance Company for its anticipated distribution expenses. Amounts from the Company's general account assets (including the profits, if any, from the Mortality and Expense Risk Deduction) may be used to cover such expenses.

o Mortality and Expense Risk Deduction: The Insurance Company makes a daily charge of 0.0000327 of the value of the assets in each subdivision of the Separate Account (1.2% on an annual basis, consisting of approximately 0.8% for mortality risks (the "Mortality risk Fee") and approximately 0.4% for expense risks (the "Expense Risk Fee")).

     The Insurance Company's assumption of mortality risk arises from its contractual obligation to make Annuity Payments to each Annuitant regardless of how long he lives and how long all annuitants as a group live. Also, the Insurance Company assumes mortality risk because of annuity rates in the Contracts, which cannot be increased; and, if the Annuitant should die during the Accumulation Period, the Insurance Company is at risk that the Accumulation Value may not equal the Death Proceeds.

     The Insurance Company also assumes the risk that the amounts deducted for sales and administrative expenses may be insufficient to cover the actual cost of such items.

The above-described deductions may be modified by the Insurance Company to the extent required by applicable federal or state law. However, except as described above, the deductions may not be modified by the Insurance Company.

B.       EXPENSES AND RELATED INFORMATION:

The Contracts are sold by licensed insurance agents of the Insurance Company who are also registered representatives of broker/dealers who have sales agreements with the Insurance Company and the principal underwriter, ILG Securities Corporation.

The sales agreements between the principal underwriter and broker/dealers provide for commissions in an amount equal to 4% of the Purchase Payment under the Contract.

Registered representatives of ILG Securities Corporation may also sell the Contracts.

In connection with the distribution of the Contracts, the Insurance Company pays servicing fees to certain broker/dealers who agree to provide ongoing Contract Owner administrative services. No charges are separately assessed under the Contracts, nor are deductions made from the Separate Account for these costs.

The expenses of the Separate Account consist of the mortality and expense risk deduction described under "Contract Charges", above. As a percentage of average net assets, this expense is 1.2% on an annual basis.

The prospectus of Putnam Variable Trust describes the expenses and fees which are paid out of the assets of portfolios used to fund the Separate Account. For a discussion of such expenses and fees, please refer to the prospectus of Putnam Variable Trust.

                GENERAL DESCRIPTION OF VARIABLE ANNUITY CONTRACTS

Description of Contract Rights: The Contracts provide certain rights during the Accumulation Period, the Annuity Period and upon death of the Owner or
Annuitant:

a. Accumulation Period: During the Accumulation Period, the Owner of a Contract has the right to:

     o    Change the beneficiary for death proceeds;
     o    surrender the Contract in whole or in part for its Withdrawal Value;
     o    change the annuity payout option;
     o    change the death benefit payout option;
     o    transfer Contract values between Separate Account Divisions;
     o    instruct the Insurance Company as to voting of Fund shares;
     o cancel the Contract by returning it to the Insurance Company within 10 days after receipt;
     o change the designated Separate Account Division for allocation of future contributions;
     o change the date Annuity Payments commence (not later then Annuitant's age 75; an earlier age may be required in connection with certain Contracts issued to tax qualified plans);
     o    change the payee to receive Annuity Payments;
     o assign ownership rights under the Contract, upon advance written notice to the Company.


b. Annuity Period: During the Annuity Period, the Owner of a Contract has the right to:

     o    transfer Contract values between Separate Account Divisions;
     o change the payee to receive Annuity Payments, during the lifetime of the Annuitant;
     o change the beneficiary under any Annuity Payout Option which provides for a death benefit upon death of the Annuitant; change may be made only during lifetime of the Annuitant;
     o    instruct the Insurance Company as to voting of Fund shares.

c.   Death Benefits - Accumulation Period:

     In the event death benefit proceeds become payable during the Accumulation Period, the Beneficiary designated by the Owner is entitled to payment of such proceeds. If no designated Beneficiary survives the Annuitant and no other designation is provided, the Owner shall be the Beneficiary, if he survives the Annuitant; otherwise, the Owner's estate shall be the Beneficiary.

     If no Annuity Payout Option has been selected by the Owner for death benefit proceeds, and if the Insurance Company has not previously made a lump sum payment, the beneficiary may choose an Annuity Payout Option for receipt of such proceeds.

d.   Death Benefits - Annuity Period:

     If the Annuitant dies while receiving Annuity Payments, the remaining payments, if any, will be payable to the Beneficiary designated by the Owner. However, if Annuity Payments are being paid to a Beneficiary as a death benefit, and such Beneficiary dies, the Beneficiary's estate shall be entitled to receive payment of any remaining proceeds.

     In the case of Contracts which are subject to the requirements of section 72(s) of the Internal Revenue Code (See "Death Benefits - Required Distribution Provisions"), the Contracts provide that if the Owner dies while the Annuitant is receiving Annuity Payments, the Annuitant is entitled to receive the remaining payments.

Limitation on Contract Rights: The Contracts may be issued pursuant to a tax qualified or non-tax qualified plan or trust. Such plan or trust may limit the exercise by participants in the plan or trust of certain rights granted by the Contract to Owner, Annuitant or Beneficiary. For example, although the Contract permits redemption of all or part of their value prior to the time Annuity Payments begin, the plan or trust may not permit the Owner to exercise such right. Certain plans or trusts may require that the Owner acquire a 100% vested or nonforfeitable interest in the benefits provided by the plan or trust before he may exercise any of the rights provided by the Contract. The provisions of the plan or trust instrument should be referred to in connection with the Contracts.

In addition, assignment of interests under the Contract is prohibited when the Contracts are used to fund retirement plans qualified under sections 401, 403(a), 403(b) or 408 of the Internal Revenue Code, unless the Owner is other than the Annuitant or the Annuitant's employer.

Transfers Between Separate Account Divisions: Once each Contract Year, the Owner may elect to transfer all or a portion of Contract value to one or more of the other Separate Account Divisions, without charge. The Owner may also elect to make additional transfers of Contract value(s) between Separate Account Divisions each Contract Year; a charge of $5.00 is made by the Insurance Company for each such additional transfer. The Insurance Company reserves the right to limit transfers to one per Contract Year. In such event, written notice will be provided to all Contract Owners.

All elections to transfer must be in writing, signed by the Owner and received by the Insurance Company.

No transfer of Separate Account Divisions is permitted: (i) within 30 days of Annuity Commencement Date; (ii) if it would result in applying the value of a Contract to more than five Separate Account Divisions, (iii) if prohibited by state law; or (iv) if prohibited by the applicable retirement plan.

The number of Accumulation Units credited in the newly elected Separate Account Division(s) will be equal to the dollar value of the amount transferred divided by the current value of one Accumulation Unit in such newly elected Division(s).

The number of Annuity Units credited in a newly elected Division will be determined by multiplying the number of Annuity Units in each Division to be transferred by the current value of one such Annuity Unit in the newly elected Division.

Contract Owners (and Payees) who contemplate making a transfer should first carefully consider their annuity objectives and investment objectives of the current and proposed underlying classes of Fund shares. Frequent transfers may be inconsistent with the long-term objectives of the Contracts.

Substituted Securities:

If any class of Fund shares should become unavailable for purchase by the Insurance Company, or if in the judgment of the Insurance Company further investment in such class is no longer appropriate in view of the purposes of the Separate Account, there may be substituted therefor other shares or classes of shares of a mutual fund which will be described in the Prospectus by amendment or revision and net Purchase Payments received after a date specified by the Insurance Company may be applied to the purchase of other shares or classes of shares of such fund. In either event, prior approval by the affected Separate Account Division shall be obtained. No substitution for shares or classes of shares of a fund not described in this Prospectus will be made without the prior approval of the Securities and Exchange Commission.

Change in Operations:

The Insurance Company may also sell other forms of variable annuity contracts from time to time, such as group contracts and flexible payment individual contracts, which provide benefits that vary in accordance with the investment experience of the particular Separate Account Division in which they participate. In addition, the Insurance Company may create new Divisions of the Separate Account to provide additional funding options to Contract Owners. No assurance can be given that any new Divisions, if created, will be made available to Contract Owners. The Contracts limit to five (5) the maximum number of Divisions which may be selected.

The Insurance Company reserves this right to amend the Contracts to meet the requirements of the Investment Company Act of 1940, or other applicable federal or state laws or regulations.


Contract Owner Inquiries:

The Owner of a Contract should direct all inquiries to: Investors Life Insurance Company of North America, Customer Service Department, 701 Brazos Street, Austin, Texas 78701.

Reports:

The Owner, or Annuitant as applicable, will receive notice of all Fund shareholder meetings. A Fund report and a statement of account as to the value of the accumulation units held under the Contract will be furnished annually to the Owner. A Separate Account report will be furnished semi-annually.

                               THE ANNUITY PERIOD

Annuity Commencement Date: Annuity payments will begin on the first day of the calendar month selected by the Owner. The selected date may be as early as the 50th birthday of the Annuitant, but may not be later than the 75th birthday of the Annuitant, except where otherwise agreed to by the Insurance Company. The selection of an annuity commencement date may also be affected by the terms of a retirement plan or trust under which a Contract is issued. Contracts issued in connection with Individual Retirement Annuity plans (qualified under section 408 of the Code) provide that payments must commence not later than the end of the taxable year in which the Annuitant attains age 70-1/2. For Contracts issued in connection with tax sheltered (section 403(b)) annuity plans, the Internal Revenue Code requires that distributions must commence no later than the year the Annuitant attains age 70-1/2 (or the year the Annuitant retires with respect to years beginning prior to January 1, 1989); these provisions apply to benefits accruing under a section 403(b) annuity contract after December 31, 1986. Unless otherwise instructed by the Owner, the annuity commencement date is the Contract anniversary nearest the Annuitant's age 65.


Annuity Payments: The level of annuity payments is based on (i) the table specified in the Contract which reflects the adjusted age of the Annuitant, (ii) the type of annuity payout option selected and (iii) the investment performance of the underlying Fund shares selected. The amount of annuity payments will not be affected by adverse mortality experience or any increase in the expenses of the Insurance Company in excess of the charges made under the Contract. If the Insurance Company is required to withhold certain amounts from annuity payments, in compliance with Federal or State tax law relating to collection of income taxes at the source of payment, the amount so required will be deducted from each payment.


o Special Note for California Contracts: Certain Contracts which are issued subject to California law contain annuity tables which reflect the adjusted age and sex of the Annuitant. The Insurance Company issues this type of contract where issuance is not known by the Company to be part of an employer-sponsored plan.

Annuity Payout Options: The Owner may elect to have Annuity Payments made under any one of the Annuity Payout Options described below. In addition, the Annuity Payout Options may be selected for payout of the Death Proceeds during the Accumulation Period, upon the death of the Annuitant or Owner, as applicable. A change of option is permitted if made at least 30 days before the date Annuity Payments are to commence. In the absence of an election, Annuity payments will be made in accordance with Option 2 below with 120 monthly payments certain (10-year period). Annuity payments will be paid monthly except that (i) proceeds of less than $3,000 will be paid in a single sum or (ii) a schedule of payments payable monthly may be changed to avoid payments of less than $20.

Option 1 - Life Annuity: An annuity payable monthly during the lifetime of the Annuitant and terminating with the last monthly payment preceding the death of the Annuitant. There is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries. IT WOULD BE POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE ANNUITANT DIES BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO IF DEATH OCCURS BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT DATE, AND SO ON.

Option 2 - Life  Annuity  with  Annuity  Payments  Guaranteed  for a  Designated
Period: An annuity payable monthly during the lifetime of the Annuitant. If, at the death of the Annuitant, payments have been made for less than the designated period, any unpaid Annuity Payments will be paid to the end of the designated period. Such period may be (a) 10 years, (b) 15 years, or (c) 20 years.

Option 3 - Unit Refund Life Annuity: An annuity payable monthly during the lifetime of the Annuitant, terminating with the last Annuity Payment due before the death of the Annuitant. An additional payment, less any amounts required to be withheld for taxes, may then be payable. Such payment at death will be equal to the dollar value of a number of annuity units equal to (a) minus (b), if such difference is positive, where:


                  total amount applied under the Option at the
(a)      =        annuity commencement date

                  annuity unit value at the annuity commencement date

                  number of annuity units represented by each
(b)      =        monthly Annuity Payment paid times the number
                  of  monthly annuity payments made.


Option 4 - Joint and Last Survivor Annuity: An annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor. AS UNDER OPTION 1, THERE IS NO MINIMUM NUMBER OF GUARANTEED ANNUITY PAYMENTS UNDER THIS OPTION.

Option 5 - Joint and Two-thirds Survivor Annuity: An annuity payable monthly during the joint lifetime of the annuitant and a designated second person and continuing during the lifetime of the survivor in a reduced amount which reflects two-thirds of the number of annuity units in effect during such joint lifetime. AS UNDER OPTION 1, THERE IS NO MINIMUM NUMBER OF GUARANTEED ANNUITY PAYMENTS UNDER THIS OPTION.

Option 6 - Payments for a Designated Period: An annuity payable monthly for a designated number of years from 5 to 30. In the event of the Annuitant's death prior to the end of the designated period, Annuity Payments will be continued during the remainder of such period.
ANNUITY PAYMENTS UNDER THIS OPTION ARE BASED UPON THE PAYMENT OF THE MORTALITY AND EXPENSE RISK DEDUCTION, EVEN THOUGH THERE IS NO LIFE CONTINGENCY RISK ASSOCIATED WITH THIS OPTION.

Determination of Monthly Annuity Payments: A description of the method for determining the first and subsequent annuity payments is included in the Statement of Additional Information. The Contracts contain tables indicating the dollar amount of the first monthly Annuity Payment which can be purchased with each $1,000 of value accumulated under the Contract. These tables include an assumed interest rate of 6% per annum. This 6% assumed rate is the measuring point for subsequent Annuity Payments. If the actual net investment rate (on an annual basis) remains constant at 6%, the Annuity Payments will remain constant. If the actual net investment rate exceeds 6%, the Annuity Payments will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 6%, Annuity Payments will decrease.


o Special Note for New Jersey Contracts: Contracts subject to New Jersey law contain tables indicating an amount of first monthly annuity payment based on an assumed interest rate of 5% rather than 6%.

The objective of the Contracts is to provide benefit installments which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment rate must exceed the assumed rate of 6% (5% for New Jersey Contracts) by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest rate were to be increased, Annuity Payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest rate would provide a lower initial payment with greater increases or lesser decreases in subsequent Annuity Payments.

Transfer During the Annuity Period: For a description of the Contract provisions applicable to transfers between Separate Account Divisions, refer to "General Description of Variable Annuity Contracts - Transfers Between Separate Account Divisions".

                                 DEATH BENEFITS

Accumulation Period: If the Annuitant dies during the Accumulation Period, and prior to the death of the Owner (if the Owner is an individual other than the Annuitant), death benefit proceeds will be equal to the Accumulation Value of the Contract determined on the valuation date coincident with or next following the date due proof of the Annuitant's death is received by the Insurance Company. However, if death occurs before age 75, while the Owner (if other than the Annuitant) is living and before Annuity Payments begin, the Insurance Company guarantees that the death proceeds will not be less than the amount of Purchase Payments made under the Contract, less a reduction for prior redemptions.

The amount of death benefit proceeds payable to a Beneficiary will be reduced by an applicable state premium tax and by any amounts required to be withheld for Federal or State income taxes.

The Owner may designate the Annuity Payout Option for death benefit proceeds. If no such Option is in effect at the time death benefit proceeds are to be paid, the proceeds will be payable either (i) in a single sum or (ii) under an Annuity Payout Option selected by the Beneficiary. In the absence of such an election by the Beneficiary, the proceeds will be paid in a single sum.

Annuity Period: If the Annuitant dies after the commencement of Annuity Payments, the death proceeds, if any, will depend upon the Annuity Payout Option in effect at the time of death. Under Options 2, 3 or 6, any remaining payments will be made to the Beneficiary during the designated period. However, if Annuity Payments are being made as a death benefit to a Beneficiary, and such Beneficiary dies, the present value of the remaining payments under Options 2, 3 or 6 will be paid in a lump sum (at an interest rate of 6% for Options 2 and 6) to the Beneficiary's estate.

Required Distribution Provisions (Applicable to Contracts other than Contracts owned by the sponsor of a retirement plan qualified under section 401(a) or 403(a) of the Internal Revenue Code, Contracts issued in connection with a tax sheltered annuity plan under Section 403(b) of the Internal Revenue Code, or Contracts issued in connection with an Individual Retirement Arrangement under
Section 408 of the Internal Revenue Code):

Under the provisions of section 72(s) of the Internal Revenue Code, the contracts described in this section must contain specific rules for distribution of the value of the Contract in the event of the Owner's death. Contracts issued by the Insurance Company which are subject to the requirements of section 72(s) will include the following provisions:

o Accumulation Period - If the Owner of the Contract and the Annuitant is the same person, the Contract provides that if the Owner dies before annuity payments commence, death proceeds must be distributed to the designated beneficiary within 5 years after death of the Owner/Annuitant. Alternatively, if the designated beneficiary is a natural person, such proceeds may be distributed over the life of such beneficiary, or a period not extending beyond the life expectancy of such beneficiary. In this event, payments to the beneficiary must commence not later than one year after the death of the Owner/Annuitant (or such later date as permitted under regulations to be issued by the Secretary of Treasury). The amount of such death proceeds is determined as described in "Death Benefits Accumulation Period", above.

     If the Owner of the  Contract  is a  corporation  or other  non-individual, section 72(s), as amended by the Tax Reform Act of 1986, provides that the primary annuitant (as defined in the Code) shall be treated as the Owner of the Contract for purposes of the required distribution provisions. Thus, the death of the primary annuitant will result in application of the distribution requirements described in the preceding paragraph.

     Where the Owner of the Contract is an individual other than the Annuitant, the Contract provides that if the Owner dies before the Annuitant and before annuity payments commence, death proceeds will be equal to the accumulation value of the Contract determined on the valuation date coincident with or next following the date proof of the Owner's death is received by the Insurance Company. However, if the death of the Owner occurs prior to his age 75 and before annuity payments begin, the Insurance Company guarantees that the death proceeds cannot be less than the amount of the Purchase Payment made under such Contract, less a reduction for any prior redemptions. The amount of death proceeds payable to a beneficiary will be reduced by applicable state premium taxes and by any amounts required to be withheld for Federal or State income taxes. The amount of such death proceeds must be distributed to the designated beneficiary within 5 years after death of the Owner. Alternatively, if the designated beneficiary is a natural person, such proceeds may be distributed over the life of such beneficiary, or a period not extending beyond the life expectancy of such beneficiary. In such event, payments to the beneficiary must commence not later than one year after the death of the Owner (or such later date as permitted under regulations to be issued by the Secretary of Treasury). The Contract also provides that if the designated beneficiary is the surviving spouse of the Owner, no death proceeds shall be payable at the death of the Owner, and such spouse shall become the owner of the Contract. If death proceeds are payable on account of death of the Owner, then no death proceeds are payable upon the subsequent death of the Annuitant.

o Annuity Period - If the Owner of the Contract and the Annuitant is the same person, the Contract provides that if the Owner dies after annuity payments commence, the remaining payments under the Contract must be paid at least as rapidly as under the method of payment in effect on the date of death of the Owner.

     If the Owner of the  Contract  is a  corporation  or other  non-individual, section 72(s), as amended by the Tax Reform Act of 1986, provides that the primary annuitant (as defined in the Code) shall be treated as the Owner of the Contract for purposes of the required distribution provisions. Thus, the death of the primary annuitant will result in the application of the distribution requirements described in the preceding paragraph.

     Where the Owner of the Contract is an individual other than the Annuitant, the Contract provides that if the Owner dies after annuity payments commence (or after the death of the Annuitant while payments are being made to a beneficiary), the remaining payments must be paid out at least as rapidly as under the method of payment in effect on the date of death of the Owner.


                          PURCHASES AND CONTRACT VALUES

How to Purchase a Contract:

The Contracts are sold by licensed insurance agents of the Insurance Company who are also registered representatives of broker/dealers which have sales agreements with ILG Securities Corporation and the Insurance Company. Registered representatives of ILG Securities Corporation may also sell the Contracts. The principal underwriter of the Contracts is ILG Securities Corporation. ILG Securities Corporation is an indirect, wholly-owned subsidiary of InterContinental Life Corporation. The Insurance Company is a direct, wholly-owned subsidiary of InterContinental Life Corporation. The principal business address of ILG Securities Corporation is 701 Brazos Street, Austin, Texas 78701.

A Contract may be purchased by delivering a completed application, including Purchase Payment allocation instructions, such other forms as the Insurance Company requires and the Purchase Payment, where applicable, to the soliciting agent who will forward such payment and forms to the Insurance Company.

If the application is complete and correct upon receipt by the Insurance Company, and if all other required information and the Purchase Payment have also been received by the Insurance Company at its Home Office, the Contract will be issued and the net purchase payment will be credited to the Contract to reflect the net asset value of the applicable Division'(s) underlying class of Fund shares next computed within two business days following such receipt. In the event that the Purchase Payment and the application are received by the Insurance Company in an amount or under circumstances whereby the Insurance Company has not been provided with correct or sufficient information to establish an account or with instructions as to the proper crediting of such payment, then the Insurance Company will, within five (5) business days following receipt, inform the purchaser of the reasons for the delay and will request the purchaser to supply corrections and further information or instructions with regard to the applicable account. In this event, the Insurance Company will return the Purchase Payment to the purchaser within 5 days, unless it obtains the Purchaser's consent to retain the payment until the corrections have been received.

Upon such receipt, the Contract will be issued and the net Purchase Payment will be credited to the Contract to reflect the net asset value of the applicable Division'(s) underlying class of Fund Shares next computed within the next two business days.

If the requested corrections, information or instructions are not subsequently furnished to the Insurance Company within a reasonable time period following the request, the Company will return any retained purchase payment to the purchaser. Likewise, if at any time the Insurance Company determines that it cannot establish the requested account, it will return such purchase payment immediately upon making such determination.

If the application is for a Contract used in connection with an Individual Retirement Arrangement (IRA) under Code Section 408, the Insurance Company will hold the Purchase Payment in a suspense account until the expiration of the IRS-mandated revocation period. Under IRS regulations, if an individual receives IRA informational disclosure fewer than seven days prior to the date on which the plan is established, the individual is permitted a seven-day period following establishment of the plan during which to revoke the plan and receive a refund. The Purchase Payment will be applied as of the valuation date next following expiration of the revocation period. No interest will be paid on funds held in such suspense accounts.

Purchase Payments:

The minimum Purchase Payment is $3,000.

Application of Net Purchase Payments:

The Insurance Company will reduce the Purchase Payment by any applicable Premium Tax to determine the Net Purchase Payment. Upon the purchase of a Contract, the amount of the Net Purchase Payment credited to a Contract will reflect the net asset value of the applicable Division(s)' underlying class of Fund shares next computed within the next two business days following the Insurance Company's receipt of the payment. However, if any of the required material is incomplete, incorrect or if the payment has not been made, then a delay in Contract issuance or crediting of a subsequent payment may be encountered.

Crediting Accumulation Units:

Accumulation Units represent the value of the Owner's Contract attributable to the applicable Division(s) selected (maximum of five). The number of Accumulation Units to be credited to the Owner's account within a Division is determined by dividing the Net Purchase Payment allocated to that Division by the Accumulation Unit value of the applicable Division as of the Valuation Date next computed following the Insurance Company's determination to credit a payment to the Contract. The number of accumulation units will not change because of a subsequent change in the value of the unit, but the dollar value of an accumulation unit will vary to reflect the investment experience of the class(es) of Fund shares underlying the selected Division(s).

Value of an Accumulation Unit: (Note - although the following refers to a "Division", the values are determined independently for each sub-division). The value of an Accumulation Unit for each Separate Account Division was established at $1 as of the date the applicable class of Fund shares were first purchased for that Division. The value of accumulation units subsequently is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Date by a net investment factor for the Valuation Period ending on such date.

A net investment factor for a Valuation Period is the sum of 1.000000 plus the net investment rate for the applicable Separate Account Division. The net investment rate for the applicable Division is equal to the gross investment rate of that Division for the valuation period expressed in decimal form to seven places, less a deduction of 0.0000327 for each day in the valuation period (1.2% annually - the fee charged by the Insurance Company for undertaking the mortality and expense risks). The applicable gross investment rate is equal to
(i) the investment income for the valuation period, plus capital gains and minus capital losses for the period, whether realized or unrealized on the assets of the Division divided by (ii) the value of such assets at the beginning of the valuation period. The gross investment rate may be positive or negative.

                                   REDEMPTIONS

Procedures for Redemption:

Unless prohibited by any applicable retirement plan, the Owner may redeem the Contract during the Accumulation Period in whole or in part for its Contract Withdrawal Value as of the next valuation date coincident with or next following the date the request for redemption is received by the Insurance Company. In determining redemption values, the Insurance Company does not anticipate that it will be receiving or applying any premium tax refund credits. No redemptions may be made once Annuity Payments have begun. Requests to redeem shall be made in writing to the Insurance Company. If the request is for the entire redemption value of the Contract, it shall be accompanied by the Contract. The Contract Withdrawal Value is determined on the basis of the accumulation unit values on such valuation date, reduced by any applicable sales charges and premium taxes. Payment of the Contract Withdrawal Value, less any amounts required to be withheld for taxes, will be made within seven days after the date proper written request is received by the Insurance Company at its Home Office. However, such payment may be postponed whenever (i) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission; (ii) the Securities and Exchange Commission permits postponement and so orders; or (iii) an emergency exists, as defined by the Securities and Exchange Commission, so that valuation of the assets or disposal of securities is not reasonably practicable.

The Owner may elect to have the redemption value applied to provide Annuity Payments under any one of the annuity payout options, as permitted under the applicable retirement plan.
AMOUNTS WITHDRAWN BY THE OWNER PRIOR TO THE ANNUITY
COMMENCEMENT DATE MAY BE SUBJECT TO A TAX PENALTY AND IMMEDIATE
TAXATION OF ANY INVESTMENT GAIN.


Partial Redemptions:

The Owner may request a partial redemption of his Contract value for an amount not less than $300 provided this does not result in reducing the remaining value of the Contract to less than $1,000 on the date of redemption. Amounts required to be withheld for taxes in the event of a partial redemption will not be considered part of the remaining value of the Contract. If a partial redemption request would result in such a reduction, the Insurance Company will redeem the total Contract value and pay the remaining Contract Withdrawal Value, less any amounts required to be withheld for taxes, to the Owner.

Restrictions Under Certain Section 403(b) Plans:

As described in "Federal Tax Status-Tax Qualified Plans" Section 403(b)(11) of the Internal Revenue Code (the "Code") restricts the redemption under Section 403(b) annuity contracts of certain amounts which are derived from contract contributions made pursuant to a salary reduction agreement.

As a result of these requirements, the Insurance Company will be required to restrict the amount of contract withdrawals so as to comply with the provisions of Section 403(b) (11) of the Code. The staff of the U.S. Securities and Exchange Commission has issued a "no action" letter, informing insurance companies issuing variable annuity contracts that the above-described Code restrictions may be implemented, notwithstanding the otherwise applicable redemption provisions of the Investment Company Act of 1940. The Insurance Company intends to rely upon the provisions of the SEC staff "no action" letter, and to comply with the provisions of said letter.

THE INSURANCE COMPANY REQUIRES AN ACKNOWLEDGMENT FORM TO BE SIGNED BY PURCHASERS OF SECTION 403(b) ANNUITY CONTRACTS FOR WHICH CONTRIBUTIONS ARE MADE PURSUANT TO A SALARY REDUCTION AGREEMENT. THE SIGNED ACKNOWLEDGMENT FORM - A COPY OF WHICH IS INCLUDED AT THE END OF THIS PROSPECTUS - MUST ACCOMPANY THE CONTRACT APPLICATION.


Right to Cancel:

The Owner may cancel the Contract by delivering or mailing a written notice (or sending a telegram) to the Insurance Company and by returning the Contract before midnight of the 10th day after the date of receipt. The Insurance Company will return all amounts due to the Owner within ten days after receipt of notice of cancellation and the returned contact. The Owner bears the investment risk with respect to amounts allocated to the Separate Account, for the period from the date the returned Contract is received by the Company. Under the terms of the Contract, cancellation shall entitle the Owner to an amount equal to (a) the difference between premiums paid, including any contract fees and other charges, and the amounts allocated to the Separate Account, plus (b) the Accumulation Value of the Contract on the date the returned Contract is received by the Company.

                               FEDERAL TAX STATUS


General

The Contracts have been designed so as to qualify as "variable annuity contracts" for Federal income tax purposes. Thus, the Contracts permit the Owner to defer Federal income taxation on increases in the value of a contract, until such time that amounts are withdrawn from the contract, received in the form of annuity payments or paid as a death benefit.

Under the current provisions of the Code, variable annuity contracts - other than contracts issued under retirement plans which qualify for Federal tax benefits under sections 401, 403(b) or 408 of the Internal Revenue Code, or under government retirement plans (whether or not so qualified) or to a state or municipal government for use under a deferred compensation plan - will not be treated as an annuity contract for Federal income tax purposes for any period for which the investments of the segregated asset account on which the contracts are based are not adequately diversified. This "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Insurance Company believes that the current structure of the Separate Account satisfies the requirements of the regulations, and it intends that the Separate Account, as well as the underlying Funds, will operate so as to meet such requirements. In order for a variable annuity contract to qualify for deferral on Federal income taxes on income credited to the contract, the assets in the segregated asset account supporting the contract must be considered to be owned by the Insurance Company, and not by the owner of the variable annuity contract. The Internal Revenue Service ("IRS") has issued certain rulings which discuss the matter of investor control of the assets supporting a variable annuity contracts. In its rulings, the IRS has stated that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a segregated asset account, will cause the contract owner to be taxed as the owner of the assets for Federal income tax purposes. In addition , in its explanation of the temporary regulations adopted under Section 817 of the Code, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the Account." That explanation also indicated that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to a particular sub-account without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under
Section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide such guidance regarding investor control, and as of the date of this prospectus, no other such guidance has been issued. The Insurance Company does not know if, or in what form, such guidance will be issued. Nor does the Insurance Company know whether any such guidance, if issued, would be implemented on a prospective basis only, or if a ruling would be given retroactive effect. Accordingly, there is a certain degree of uncertainty as to whether an Owner of the variable annuity contracts described in this prospectus would be considered the owner of the underlying assets for Federal income tax purposes.

Non-Tax Qualified Contracts:

A Non-Tax Qualified Contract is a Contract which is purchased by an individual for his or her own purposes but not pursuant to any of the tax qualified retirement plans described in the section below. A Non-Tax Qualified Contract may also be a Contract issued to a retirement plan or plan of deferred compensation which is a non-tax qualified plan. The tax status of the annuitant or participant is determined by provisions of such plan and/or provisions of the Code applicable to the contract.

Under the provisions of the Tax Reform Act of 1986, a Non-Tax Qualified Contract which is held by a person who is not a natural person (e.g. a corporation or a trust is not a natural person), is not treated as an annuity contract for Federal income tax purposes, and the income on the contract for any taxable year is treated as ordinary income received or accrued by the owner of the contract during the taxable year. Certain exceptions are provide for Non-Tax Qualified Contracts held by a trust or other entity as agent for a natural person and for immediate annuities (as defined in the Code). THUS, OWNERSHIP OF A NON-TAX QUALIFIED CONTRACT BY NON-NATURAL PERSONS WHO DO NOT QUALIFY FOR THE STATUTORY EXCEPTIONS RESULTS IN DENIAL OF TAX DEFERRAL ON INCREASES IN THE VALUE OF THE CONTRACT.

Taxation of payments under annuity contracts is governed by Code Section 72. Under the current provisions of the Code, amounts received under a Non-Tax Qualified Contract prior to the annuity commencement date (including payments made upon the death of the Annuitant or Owner), or as non-periodic payments after the annuity commencement date, are generally first attributable to any investment gains credited to the Contract over the taxpayer's basis (if any) in the Contract. Such amounts will be treated as income subject to Federal income taxation. A 10% penalty tax on such withdrawn investment gains will be imposed if the withdrawal is made prior to age 59-1/2. This penalty tax will not be imposed irrespective of age if the amount received is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life or life expectancy of the payee. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Also, the penalty tax will not be imposed if the withdrawal follows the death of the Owner (or if the Owner is not an individual, the death of the primary annuitant), or is attributable to the "total disability" (as defined in the Code) of the Annuitant. Where the Owner of the Contract is an individual who is other than the Annuitant, the Code (as amended by the Tax Reform Act of 1986) provides that the penalty tax is applicable to the taxable portion of payments required to be made under the Contract following the death of the Annuitant.

If the Owner of a Contract transfers (assigns) the Contract to another individual as a gift, the Code (as amended by the Tax Reform Act of 1986) provides that the Owner will incur taxable income at the time of the transfer. The amount of such taxable income is equal to the excess, if any, of the cash surrender value of the Contract over the Owner's cash basis at the time of the gift.
An exception is provided for certain transfers between spouses.

Annuity payments made after the annuity commencement date are generally taxed to the recipient only as received. A part of the payment received is a return of investment in the contract, if any, and is non-taxable; a portion is a return of income and is subject to ordinary income tax. An "exclusion ratio" is used to determine the non-taxable and taxable portion of each payment. Such exclusion ratio continues until such time that the taxpayer recovers his/her basis in the Contract.
Thereafter, all payments received are treated as taxable income.


Tax Qualified Contracts:

Tax Qualified Contracts are Contracts which are issued to or pursuant to the following types of retirement plans:

o A plan established by a corporate employer for the benefit of its employees and qualified under sections 401(a) or 403(a) of the Code (Corporate plans).
o A plan established by self-employed individuals for themselves and their employees and qualified under sections 401(a) or 403(a) of the Code (Keogh or HR-10 plans).
o A tax sheltered annuity plan maintained by certain tax exempt organizations, including educational institutions, to purchase annuity contracts for employees (403(b) Annuity plans).
o    An Individual Retirement Annuity (IRA) plan established by an individual.

All of these plans differ with respect to the applicable rules which must be met and followed if they are to attain and retain their qualified status. In general, they have the following common attributes: tax deductibility of contributions (to the extent permitted by the Code), tax deferral of investment income and taxation to the plan participant only upon receipt of a withdrawal or payment. Since the plan participant generally does not have a cost basis in the value of the Contract, payments received by the participant are generally taxed as income to the participant.

Under the Code (as amended by the Tax Reform act of 1986), certain distributions prior to age

59-1/2 are considered premature distributions and may result in application of a 10% additional tax. In addition, the Code requires that tax qualified retirement plans generally provide for the commencement of retirement benefits no later than the year in which the employee attains age 70- 1/2.

With respect to contracts issued in connection with Section 403(b) annuity plans, the Code (as amended by the Tax Reform Act of 1986) restricts the distribution under such contracts of certain amounts which are derived from contract contributions made pursuant to a salary reduction agreement. These restrictions are set forth in Section 403(b) (11) of the Code, effective January 1, 1989. The restrictions apply to: (i) salary reduction contributions made after December 31, 1988, and earnings on such contributions, and (ii) earnings on contract value as of December 31, 1988. The tax law restrictions do not apply to salary reduction contributions made prior to January 1, 1989, or to earnings credited to such contributions prior to January 1, 1989.

In accordance within the provisions of the Code, restricted amounts may be distributed only in the event of attainment of age 59-1/2, separation from service, death, disability (as defined in Section 72(m)(7) of the Code), or financial hardship. The hardship exception is not available with respect to income attributable to salary reduction contributions. The Insurance Company will be required to restrict the amount of contract withdrawals so as to comply with these provisions of the Code.

The Internal Revenue Service has indicated that Section 403(b)(11) does not change the circumstances under which a tax-free exchange of annuity contracts may be made. Individuals contemplating purchase of a contract should refer to the provisions of their employer's section 403(b) arrangement to determine the investment alternatives available.

Taxation of the Separate Account:

Under the current provisions of the Internal Revenue Code, the Insurance Company pays no taxes on the investment income and capital gains of the assets of the Separate Account where used to determine the value of Contracts. Accordingly, the Insurance Company currently makes no adjustments for Federal income taxes (or benefits) in connection with the Separate Account Divisions. The Insurance Company retains the right to make adjustments for Federal income taxes to Separate Account assets should future changes in the Code so warrant.

Tax Withholding and Reporting:

The Insurance Company may be required to withhold certain amounts from both periodic and non-periodic payments under the Contracts in accordance with Federal tax law relating to the collection of Federal income tax at the source of payment. A payor of periodic annuity payments is required to withhold amounts as if the payment were a payment of wages from an employer to an employee. However, an individual recipient of periodic payments is allowed to elect to have no withholding made in a manner prescribed by the United States Treasury Department.

Similarly, a payor of certain non-periodic payments is required to withhold amounts unless an individual recipient elects against tax withholding in a manner prescribed by the U.S. Treasury Department. Non-periodic payments include payments made before and after the annuity commencement date such as lump sum death proceeds and partial or full surrenders (redemptions) of Contract value. The withholding requirements will not apply to the portion of a payment which is reasonably believed to be not includable in gross income of the recipient for Federal tax purposes.

The Insurance Company will transmit a notice to individual recipients of Contract payments of the right to elect against Federal income tax withholding, in a form and containing such information as the Secretary of the Treasury prescribes. If an individual elects against withholding, the Insurance Company may nonetheless be required to withhold if it has not received the recipient's tax identification number.

Under the current provisions of the Code, the Insurance Company is required to withhold Federal income taxes from certain distributions from tax-qualified retirement plans and from section 403(b) Annuity plans. These requirements do not apply to distributions from IRA plans or from deferred compensation plans subject to section 457 of the Code. The mandatory withholding (at a 20% rate) applies to distributions which are treated as "eligible rollover distributions" under the Code, unless the amount is distributed as a "direct rollover". For these purposes, a "direct rollover" is one which is made directly from the qualified plan to another qualified plan, or directly from the qualified plan to an IRA. In other words, a "direct rollover" does not involve the receipt of any portion of the distribution by the taxpayer. Unless an "eligible rollover distribution" qualifies as a "direct rollover", the taxable portion thereof is subject to 20% withholding. The Insurance Company is required to forward the amount of the withholding to the IRS. The taxpayer may not elect out of this withholding described in this paragraph.

In addition to tax withholding, the Insurance Company is required to report information on distributions under the Contracts. Distributions include partial and full surrenders as well as annuity payments. Information is reported on forms pursuant to Internal Revenue Service regulations.

General:

Because of the complexity of the law and the fact that tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of a Contract or the exercise of rights under a Contract. The above comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise. In addition, state income or estate tax considerations may also be involved in the purchase of a Contract or the exercise of rights under a Contract, and are not discussed in this Prospectus. The Insurance Company's management cannot predict what, if any, future action the Congress or the Internal Revenue Service might take with respect to the taxation of variable annuity contracts of the type described in this Prospectus.

For complete information on particular Federal and state tax considerations, a qualified tax advisor should be consulted.

                                LEGAL PROCEEDINGS

Various lawsuits against the Insurance Company have arisen in the normal course of business. However, contingent liabilities arising from these matters are not considered material in relation to the financial position of the Insurance Company. The Insurance Company is a defendant in a lawsuit which was filed in October, 1996, in Travis County, Texas. The named plaintiffs in the suit (a husband and wife), allege that the universal life insurance policies sold to them by INA Life Insurance Company (a company which was merged into the Insurance Company in 1992) utilized unfair sales practices. The named plaintiffs seek reformation of the life insurance contracts and an unspecified amount of damages. The named plaintiffs also seek a class action as to similarly situated individuals. No certification of a class has been granted as of the date of this Prospectus. The Insurance Company believes that the suit is without merit and intends to vigorously defend this matter.

In August, 1997, another individual filed a similar action in Travis County, Texas against the corporate entities identified above. The lawsuit involves the same type of policy and includes allegations which are substantially identical to the allegations in the first action. The named plaintiff also seeks class certification. The Company believes that the court would consider class certification with respect to only one of these actions. The Company also believes that this action is without merit and intends to vigorously defend this matter.

There is no litigation pending to which the Separate Account is a party.

                                TABLE OF CONTENTS
                   OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information includes a description of the following items:

         1.       General Information and History
         2.       Services
         3.       Purchase of Securities Being Offered
         4.       Principal Underwriter
         5.       Yield Quotations of Money Market Division
         6.       Annuity Payments
         7.       Additional Information

         8.       Year 2000

         9.       Financial Statements
                           o        The Separate Account
                           o        The Insurance Company

To obtain a copy of the Statement of Additional Information for the Individual Single Payment Variable Annuity Contracts, detach and mail this form.

TO:      Investors Life Insurance Company of North America
         701 Brazos Street
         Austin, Texas 78701

I have been furnished with a Prospectus of Investors Life Insurance Company of North America Separate Account I (dated April 30,1999) describing the Individual Single Payment Variable Annuity Contracts. Please send me a copy of the Statement of Additional Information pertaining to such Contracts.



                                   NAME:
                                                    (Please Print)



                                   Mailing
(Date)                             Address:
                                   Street or P.O. Box



                                   City             State     Zip

                                                ACKNOWLEDGMENT FORM
                                               SECTION 403 (b) PLANS





NOTE:This form is required in connection with all applications for Contracts to be issued in connection with Section 403(b) plans, where contributions are to be made pursuant to a salary reduction agreement.

TO: Investors Life Insurance Company of North America 701 Brazos Street Austin, Texas 78701





With reference to my application for a variable annuity contract to be issued in connection with a Section 403(b) annuity plan maintained by my employer, I have been furnished with a prospectus of Separate Account I (dated April 30, 1999). The contributions to the contract will be made pursuant to a salary reduction agreement with my employer.

I acknowledge that I have read and understand the description on pages 41 and 45 of the prospectus, pertaining to the restrictions or redemptions imposed by
Section 403(b) (11) of the Internal Revenue Code. I further acknowledge that I understand any investment alternatives under my employer's Section 403(b) plan, to which I may elect to transfer contract values.




DATE                                        Signature of Applicant




                                                    Address:

Investors Life Insurance
Company of North America



701 Brazos Street
Austin, Texas 78701




ILG Securities Corporation

701 Brazos Street
Austin, Texas 78701







                                   PROSPECTUS

                                 April 30, 1999





                                 Single Payment
                      Individual Variable Annuity Contracts
                                    Issued by
                        Investors Life Insurance Company
                                of North America

ILCO Investors Life Insurance
Company



701 Brazos Street
Austin, Texas 78701





ILG Securities Corporation

701 Brazos Street
Austin, Texas 78701







                                   PROSPECTUS

                                 April 30, 1999





                                 Single Payment
                      Individual Variable Annuity Contracts
                                    Issued by
                      ILCO Investors Life Insurance Company

                       STATEMENT OF ADDITIONAL INFORMATION

                               SEPARATE ACCOUNT I


                           INDIVIDUAL FLEXIBLE PAYMENT
                         [ ] VARIABLE ANNUITY CONTRACTS
                                (the "Contracts")



                            INDIVIDUAL SINGLE PAYMENT
                         [ ] VARIABLE ANNUITY CONTRACTS
                                (the "Contracts")


                                    issued by
                INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
                            (the "Insurance Company")
                                701 Brazos Street
                               Austin, Texas 78701
                           Telephone No. 512-404-5000





This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the indicated Contracts offered by Investors Life Insurance Company of North America Separate Account I having the same date as this Statement. A copy of the Prospectus for the Contracts may be obtained by writing to Investors Life Insurance Company of North America, 701 Brazos Street, Austin, Texas 78701, or by calling 512-404-5346.





 April 30, 1999

                                TABLE OF CONTENTS




Item                                                                 Page

General Information and History.....................................   3
Services............................................................   5
Purchase of Securities Being Offered................................   5
Principal Underwriter...............................................   6
Yield Quotations of Money Market Division...........................   7
Annuity Payments....................................................   8
Additional Information.............................................   11

Year 2000 ..........................................................  11

Financial Statements
The Separate Account.............................................     15
The Insurance Company............................................     23

                         General Information and History


Investors Life Insurance Company of North America is a stock life insurance company, organized in 1963 under the laws of the Commonwealth of Pennsylvania. It was acquired by Life Insurance Company of North America in 1978. Ownership was subsequently transferred to an affiliate, Investors Life Insurance Company of California (formerly INA Life Insurance Company). Prior to December, 1988, the Insurance Company and Investors Life Insurance Company of California were indirect wholly-owned subsidiaries of CIGNA Corporation. On December 28, 1988, the purchase by InterContinental Life Corporation (through a subsidiary company) of CIGNA Corporation's interest in Investors Life Insurance Company of North America, Investors Life Insurance Company of California and ILG Securities Corporation was completed. As a result of such purchase, the Insurance Company became an indirect wholly-owned subsidiary of InterContinental Life Corporation ("ILCO"), a holding company incorporated in Texas.

In December, 1992, the Insurance Company changed its state of domicile to the State of Washington and merged with its immediate parent company (Investors Life Insurance Company of California). As a result of the merger, the Insurance Company assumed all of the assets and liabilities of Investors Life Insurance Company of California, and Investors Life Insurance Company of North America was the surviving company. In June, 1993, the Insurance Company merged with its immediate parent company, Standard Life Insurance Company. Investors Life was the surviving entity. As a result, Investors Life became a direct subsidiary of InterContinental Life Corporation. The administrative offices of Investors Life are located at 701 Brazos Street, Austin, Texas 78701. The statutory home office of Investors Life is 2101 4th Ave., Seattle, Washington 98121-2371.

     The Insurance Company is principally engaged in the business of selling and underwriting ordinary life insurance and individual annuities. It is authorized to conduct variable annuity business in the District of Columbia and in all states of the United States except New York. In Arizona, Wyoming and Oregon, business is conducted under the name of ILCO Investors Life Insurance Company. The Insurance Company does not know of any person who owns beneficially more than 5% of the outstanding common stock of InterContinental Life Corporation, except as follows (as of the date of this filing): (i) Financial Industries Corporation ("FIC") directly and indirectly owns approximately 44.74% of the outstanding common stock of ILCO; FIC is a publicly-owned Texas corporation; (ii) Roy F. Mitte is the beneficial owner of 29.54% of the common stock of FIC. The combined beneficial ownership of Mr. Mitte with respect to ILCO's common stock, taking into account FIC's 44.74% interest in ILCO's common stock, is 45.36%. The executive offices of ILCO, FIC and Mr. Mitte are located at 701 Brazos Street, Suite 1400, Austin, Texas 78701, (iii) Investors Life Insurance Company of North America ("Investors-NA"), a wholly-owned subsidiary of ILCO, is the owner of 106,800 shares of ILCO's common stock and the beneficial owner of 563,120 shares of ILCO's common stock owned by Investors Life Insurance Company of Indiana (formerly InterContinental Life Insurance Company) ("Investors-IN"). The beneficial ownership of Investors-NA represents 7.62% of ILCO's outstanding common stock. Investors-IN is a wholly-owned subsidiary of Investors-NA. The administrative offices of Investors-NA Investors-IN are located at 701 Brazos Street, Austin, Texas 78701;
(iv) Investors-IN owns 563,120 shares of ILCO's common stock (or 6.41%); (v) Fidelity Management & Research Company ("Fidelity") owns 867,800 shares of ILCO's common stock, as reported to the Company on a Schedule 13(G) and a
Schedule 13(G)/A filed by FMR Corporation, the parent company of Fidelity Management & Research Company ("Fidelity"). According to the Schedule 13(G) and the Schedule 13(G)/A, Fidelity acts as investment advisor to the Fidelity Low-Priced Stock Fund, a registered investment company, and the Fund is the owner of 432,700 shares of ILCO common stock, of which 418,300 shares were reported on a Schedule 13(G) filed on February 14, 1997, 14,400 additional shares which were reported on a Schedule 13(G)/A filed on February 14, 1998 and 1,200 additional shares which were reported on a Schedule 13(G)/A filed on February 1, 1999. As a result of the stock dividend (one share of common stock for each outstanding share of common stock) paid on March 17, 1999, the number of shares owned by Fidelity is currently two times the number of shares described above. The offices of Fidelity are located at 82 Devonshire Street, Boston, MA 02109; and (vi) Heartland Advisors, Inc. ("Heartland") owns 529,600 shares of ILCO's common stock (6.03%). Heartland filed a Schedule 13(G) on January 21, 1999; according to the Schedule 13(G), Heartland acts as investment advisor with respect to certain investment advisory accounts, with respect to which various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of securities. The
Schedule 13(G) identifies that the interests of one such account, the Heartland Value Fund, a series of Heartland Group, Inc., a registered investment company, relates to more than 5% of the common stock of ILCO. The reported ownership interest of Heartland has been adjusted to reflect the stock dividend paid on March 17, 1999. The offices of Heartland are located at 790 North Milwaukee Street, Milwaukee, WI 53202.

Investors Life Insurance Company of North America is also the Sponsor of another separate account, Separate Account A (formerly known as the INA/Putnam Separate Account). The operations of that separate account are separate and distinct from the operations of Separate Account I. Due to Revenue Ruling 81-225, which was issued by the Internal Revenue Service on September 21, 1981, the Insurance Company, suspended the issuance of variable annuity contracts issued by the Separate Account A. In Rev. Rul. 81-225, the IRS questioned the tax treatment of variable annuity contracts where the underlying mutual funds are not managed by the issuing insurance company or an affiliate. Since the underlying mutual funds for Separate Account A were not so managed, the Insurance Company suspended sales of contracts issued by that Account.

The assets of the Growth and Income II Division (formerly the Equity Division) and the Voyager Division (formerly the Aggressive Equity Division of the Separate Account include amounts attributable to initial capital contributed by the Insurance Company to the Separate Account. As of December 31, 1998, approximately 13.34% of the assets of the Growth and Income II Division and 71.8% of the assets of the Voyager Division were attributable to such contributed capital.


                                    SERVICES


Safekeeping of Assets:

All assets of the Separate Account are held in custody for safekeeping by the Separate Account. The assets of each subdivision of each Separate Account division will be kept physically segregated and held separate and apart from assets of other subdivisions. Shares of the underlying funds, if issued, may be left on deposit with the shareholder servicing agent of Putnam Variable Trust. The Separate Account will maintain a record of all purchases and redemptions for shares of the underlying funds held in each subdivision of each Separate Account Division. Additional protection for the assets of the Separate Account is afforded by the Insurance Company's fidelity bond, presently in the amount of $5 million, covering all officers and employees of the Insurance Company.

Independent Public Accountant:

PricewaterhouseCoopers LLP acts as independent accountants for the Separate Account and the Insurance Company. Its offices are at 2001 Ross Ave., Suite 1800, Dallas, Texas 75201. As independent accountants, PricewaterhouseCoopers LLP annually performs an audit of the financial statements of the Separate Account and the Insurance Company.



                      PURCHASE OF SECURITIES BEING OFFERED

The Contracts may be sold by licensed insurance salesmen of the Insurance Company who are also registered representatives of broker/dealers under the Securities Exchange Act of 1934 which broker/dealers have sales agreements with ILG Securities Corporation and the Insurance Company. Such broker/dealers are also members of the National Association of Securities Dealers, Inc. Registered representatives of ILG Securities Corporation may also sell the Contracts. ILG Securities Corporation is a registered broker/dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The address of ILG Securities Corporation is 701 Brazos Street, Austin, Texas 78701.

                              PRINCIPAL UNDERWRITER

(a) The principal underwriter of the Contracts is ILG Securities Corporation, a registered broker/dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ILG Securities Corporation is an affiliate of Investors Life Insurance Company of North America.

(b)  The Contracts are offered on a continuing basis.

(c) The following table sets forth the aggregate amount of underwriting commissions paid to ILG Securities Corporation, for each of the calendar years 1996 to 1998, with respect to the Contracts:

         Year                  Amount

         1998                  $    66

         1997                  $   784

         1996                  $   738


(d)  Prior to April  10,  1998,  Putnam  Investment  Management,  Inc.  ("Putnam
     Management"), the Fund's investment adviser, agreed to reimburse the Insurance Company for certain costs that it will incur in connection with the servicing of Contracts. The amount of this reimbursement was equal to 25% of the effective management fee received by Putnam Management with respect to assets allocated by the Insurance Company to the applicable portfolio of Putnam Variable Trust, plus an annual rate of one basis point times the average daily net assets allocated during the computation period by the Insurance Company to Putnam Variable Trust. For the period from January 1, 1998 to April 9, 1998, the amount of this reimbursement was $ 19,140 . As of April 10, 1998, the reimbursement arrangement was terminated by mutual agreement between Putnam Management and the Insurance Company.

YIELD QUOTATIONS OF MONEY MARKET DIVISION

The Separate Account provides "current yield" and "effective yield" quotations with respect to the Money Market Division. For the seven-day period ending December 31, 1998, the annualized "current yield" for the tax qualified and
non-tax qualified subdivisions of the Money Market Divisions was     4.30 %
for Single Payment Contracts and 4.29 % for Flexible Payment Contracts. The annualized "effective yield" of each such subdivision for such period was
    4.48%      for Single  Payment  Contracts  and     4.46 %      for  Flexible
Payment Contracts.

In accordance with applicable rules issued by the Securities and Exchange Commission, such yield quotations are computed by a standardized method, based on a historical seven day calendar period. The yield is determined separately for Single Payment Contracts and Flexible Payment Contracts, and separately for the qualified and non-tax qualified subdivisions of the Money Market Division.

The computation of the standardized current yield does not take into account any deductions from premium payments to provide for Premium Taxes. The deduction for Premium Taxes is made either from Purchase Payments made under a Contract, or from the Accumulated Value applied upon annuitization, as determined under applicable state law. In the case of those states which impose a Premium Tax, the deduction ranges from .5% to 3%. Also, the computation of the standardized current yield does not take into account any Deferred Sales Charge that may be assessed against amounts withdrawn during early Contract Years. The amount of such Deferred Sales Charge depends upon the type of Contract which is purchased. For Single Payment Contracts, the charge is assessed against amounts withdrawn (total or partial surrender) during the first six Contract Years (measured from the date of issue) which exceed 10% of the Purchase Payment. The amount of the charge ranges from 6% during the first Contract Year to 1% during the sixth Contract Year. With respect to Flexible Payment Contracts, the Deferred Sales Charge is assessed against amounts withdrawn (total or partial surrender) during early Contract Years; the charge also applies, with certain exceptions, to amounts applied to provide annuity payments. The charge is based on the number of full Contract Years between the date of a Purchase Payment and the date of withdrawal or first annuity payments, and ranges from 7% for periods of less than two Contract Years to 0% for periods of eight or more Contract Years. Please refer to the applicable Prospectus for the Contracts for a more complete description of this Deferred Sales Charge.

Each such standardized current yield is computed by determining the net change in the value of a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the seven day period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in the Money Market Division reflects:

     (i) the value of additional accumulation units purchased with dividends from the original accumulation unit, as well as dividends declared on the original accumulation unit and any such additional units;

     (ii) application of the Mortality and Expense Risk Deduction, which is a daily charge of 0.0000327 of the value of the assets in each subdivision of the Money Market Division (1.2% on an annual basis); and

     (iii)deduction of a pro-rata share of the annual Administrative Expense charge ($25.00 for Single Payment Contracts or $30.00 for Flexible payment Contracts), in proportion to the length of the base period and the respective average number of accounts allocated to the Money Market Division.

The determination of the net change in the value of an account in the Money Market Division does not include realized gains and losses, or unrealized appreciation and depreciation; nor, does it take into account any charges that may be incurred in connection with transfers between Separate Account Divisions.

The Separate Account may also provide an effective annualized yield, determined by adding 1 to the base period return (calculated in accordance with the preceding paragraph), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Current yields will fluctuate and are not intended to be representative of future results. An individual contemplating the purchase of a Contract should remember that yield will vary from time to time depending on market conditions, the quality, maturity and type of instruments held in, and operating expenses of, the underlying portfolio of the Money Market Division.


                                ANNUITY PAYMENTS


Annuity Payments - General:

As described in the Prospectus, annuity payments will be determined on the basis of (i) the table specified in the Contract which reflects the adjusted age of the annuitant, (ii) the type of annuity payout option selected, and (iii) the investment performance of the class of Fund shares underlying the Division(s) selected. The amount of Annuity Payments will not be adversely affected by adverse mortality experience or any increase in the expenses of the Insurance Company in excess of the charges specified in the Contracts. The value of a fixed number of annuity units each month is paid by the Insurance Company to the Owner, or to another payee designated by the Owner in written form and received by the Insurance Company, reduced by any amounts required to be withheld for taxes. The value of an annuity unit will reflect the investment experience of the Division(s) selected and the amount of each Annuity Payment will vary accordingly.

     o Certain contracts which are issued subject to California law contain annuity payment tables which reflect the adjusted age and sex of the annuitant. The Company issues this type of contract where issuance is not known by the Company to be part of an employer sponsored plan.

Value of an Annuity Unit:

The value of an annuity unit is determined independently for each subdivision of a Separate Account Division. The value of an annuity unit will be established at $1 on the date the first Annuity payment is made from such subdivision and will be determined on each subsequent valuation date by multiplying the value of the annuity unit as of the immediately preceding valuation date by the products of
(i) 0.9998404 adjusted for the number of days in the valuation period ending with such valuation date (this factor neutralizes the effect of the 6% annual interest rate used in calculating the amount of the first payment), and (ii) the net investment factor of the appropriate subdivision for the fourteenth day immediately preceding the last day of the valuation period for which the value of the annuity is being determined.

Amount of the First Annuity Payment:

At the time Annuity Payments begin, the value of the Owner's account is determined by multiplying the Accumulation Unit value on the valuation date 14 days before the date the first monthly Annuity Payment is due by the number of accumulation units credited to the Owner's account as of the date the first Annuity Payment is due, less applicable premium taxes not previously deducted. The amount so determined is then applied to the specified annuity payout option.

The Contracts contain tables indicating the dollar amount of the first monthly Annuity Payment which can be purchased with each $1,000 of value accumulated under the Contract. The amount depends on the annuity payout option, and the adjusted age of the annuitant. The adjusted age may be more than or less than the Annuitant's actual age, depending upon the year of birth. Amounts shown in the tables for each Contract are based on the following factors:

(i) Flexible Payment Contracts: For Options 1 to 5 amounts are based on the 1971 Individual Annuity Mortality Table set back five years, with interest at the rate of 6% per annum and assumes birth in the year 1920. For California Contracts issued in non-employer sponsored situations, amounts are also based on the sex of the annuitant. For Option 6, the tables assume interest at the rate of 6% per annum.

(ii) Single Payment Contracts: California Contracts issued in non-employer sponsored situations: amounts are based on the adjusted age and sex of the annuitant and the Progressive Annuity Table with interest at the rate of 6% per annum and assumes birth in the year 1900.

o All other Contracts: amounts are based on the 1971 Individuals Annuity Mortality Table set back five years, with interest at the rate of 6% per annum and assumes birth in the year 1920.

The first Annuity Payment is determined by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of value accumulated under the Contract.

The 6% interest rate stated above is the measuring point for subsequent Annuity Payments. If the actual net investment rate (on an annual basis) remains constant at 6%, the Annuity Payments will remain constant. If the actual net investment rate exceeds 6%, the Annuity Payments will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 6%, Annuity Payments will decrease.

                  Special Note for New Jersey Contracts: Contracts subject to New Jersey law contain tables indicating an amount of first monthly annuity payment based on an assumed interest rate of 5%, rather than 6%. The value of an annuity unit utilizes a corresponding adjustment factor of 0.9998663.

The objective of the Contract is to provide benefit installments which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment rate must exceed the assumed rate of 6% (5% for New Jersey Contracts) by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest rate were to be increased, Annuity Payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest rate would provide a lower initial payment with greater increases or lesser decreases in subsequent Annuity Payments. The amount of an Annuity Payment will be reduced by any taxes required to be withheld.

Determination of the Second and Subsequent Annuity Payments:

The amount of the second and subsequent Annuity Payments is determined by multiplying the number of annuity units by the annuity unit value as of the valuation date coincident with or next following the date on which each Annuity Payment is due. The number of annuity units under a Contract is determined by dividing the first monthly Annuity Payment by the value of the appropriate annuity unit on the date of such payment. This number of annuity units remains fixed during the Annuity Payment period, unless Contract Value is transferred between Separate Account Division subdivisions.

                             ADDITIONAL INFORMATION


o    Mortality and Expense Risk Deduction:

     As described in the Prospectus (See "Contract Charges - Mortality and Expense Risk Deduction"), the Insurance Company makes a daily charge of
     0.0000327 of the value of the assets in each subdivision of the Separate Account (1.2% on an annual basis, consisting of approximately 0.8% for mortality risks and approximately 0.4% for expense risks). This charge is designed to cover the cost of mortality and expense risks described below.

     The Insurance Company's assumption of a mortality risk arises from its contractual obligation to continue to make Annuity Payments to each Annuitant regardless of how long he lives and regardless of how long all annuitants as a group live. This assures each Annuitant that neither his own longevity nor a general improvement in life expectancy will have an adverse effect on the Annuity Payments he will receive under a Contract, and relieves the annuitant from the risk that he will outlive the amounts actually accumulated for retirement. In addition, the Insurance Company assumes mortality risks because of annuity rates in the Contracts, which cannot be increased and, if the Annuitant should die during the Accumulation Period, the Insurance Company is at risk that the Accumulation Value may not equal the Death Proceeds.

     The Insurance Company also assumes the risk that the amounts deducted for sales and administrative expenses may be insufficient to cover the actual cost of such items.

     No portion of the mortality and expense risk charge is directly related to any specific distribution expense. However, the Insurance Company expects to make a profit from such charge, although there is no assurance that it will do so. The Insurance Company believes that this charge is reasonable in relation to the risks assumed under the Contracts. In addition, the Insurance Company believes that the charge has a reasonable likelihood of benefiting Contract Owners.


                                    YEAR 2000

The Insurance Company and its wholly-owned subsidiary (Investors Life Insurance Company of Indiana) utilize a centralized computer system to process policyholder records and financial information. In addition, the Insurance Company uses non-centralized computer terminals in connection with its operations. The software programs used in connection with these systems will be affected by what is referred to as the "year 2000 problem". This refers to the limitations of the programming code in certain existing software programs to recognize date sensitive information as the year 2000 approaches. Unless modified prior to the year 2000, such systems may not properly recognize such information and could generate erroneous data or cause a system to fail to operate properly. The following discussion, including the discussion of the costs associated with attaining Y2K compliance and the number of policies involved in the compliance project, pertains to the combined operations of the Insurance Company and its subsidiary. As of March 31, 1999, the number of in-force life insurance policies and annuity contracts at the Insurance Company was approximately 136,800, of which approximately 827 were variable annuity contracts of the type described in this Statement of Additional Information and the prospectus to which it relates. For Investors Life Insurance Company of Indiana, the number of in-force life insurance and annuity contracts was approximately 50,000.

The Insurance Company has evaluated its centralized computer systems and has developed a plan to reach year 2000 compliance. A central feature of the Plan is to convert most of the centralized systems to a common system which is already in compliance with year 2000 requirements. The Company is in the process of this systems conversion and anticipates that the project will be completed in advance of the year 2000.

The Plan calls for a conversion of certain systems onto the Insurance Company's CK/4 System; a system which is designed to be Y2K compliant according to the representations of the vendor. Those systems which are not converted will be upgraded by changing individual lines of computer code in order to modify current operating software such that it will become Y2K compliant.

Under the Plan, the Insurance Company will utilize its own personnel and personnel of its affiliated company, FIC Computer Services, Inc., acquire Y2K compliant operating software, and engage the assistance of outside consultants to facilitate the systems conversions and modifications. The Company is in the process of this systems conversion and anticipates that the project will be completed in advance of the year 2000. The Insurance Company has increased the budget for the implementation and completion of the Plan from the prior years estimate. As of December 31, 1997, it had budgeted approximately $470,000 for implementing the Plan. Based on its current analysis, the Insurance Company expects that the cost of implementing and completing the Plan will result in an after-tax expense of approximately $587,000 for the three-year (1997 - 1999) conversion period. For the twelve month period ended December 31, 1998, the Company has incurred an after tax expense of approximately $158,000 in connection with the completion of the Plan. Between January 1, 1997 and December 31, 1998, the Company has expended approximately 50.7% of the three-year expected after-tax cost discussed above. In the event that the Plan does not achieve full compliance by the target dates, or if unforeseen matters involving Y2K appear before or after January 1, 2000, the Company will utilize the staff of FIC Computer Services, Inc. to identify and resolve such issues as and if they arise.

In order to continuously evaluate the effectiveness of the modifications and conversions made to the various systems, FIC Computer Services has acquired testing software to simulate dates on or after January 1, 2000. Additionally, FIC Computer Services runs the systems through model office cycles and also conducts visual inspections of screen displays to determine whether the systems are functioning in a Y2K compliant manner.

As of March 1, 1999, FIC Computer Services, Inc. estimated that it had completed the necessary conversions and modifications on the administrative systems which process approximately 66 % of the insurance policies for the Company and its subsidiary. This included the conversion of the ALIS System (administering approximately 42,000 active policies) to CK/4 in February, 1998, the System 38 (administering approximately 9,400 active policies) conversion in January, 1997, the TI System (administering approximately 5,240 active policies) conversion to CK/4 in July, 1998 and the conversion of the Lifecomm-B system (which is responsible for approximately 18,000 policies assumed after the acquisition of State Auto Life by Investors-IN) in February,1999. The conversion of the Life 70 system (administering approximately 16,120 active policies for Investors-IN) is scheduled for completion in May, 1999. The conversion of the Lifecomm-A system (administering approximately 62,410 active policies for Investors Life Insurance Company of North America, including the 827 variable annuity contracts of the type described in this Statement of Additional Information and the prospectus to which it relates) is scheduled for completion in September of 1999. The modification of one of the Company's smaller systems which administers approximately 3,680 active credit life policies was completed on schedule in December 1998. The modification of a smaller system which administers approximately 15,550 active industrial life policies is scheduled for completion in June of 1999.

The various software applications described above are licensed to the Company under agreements which permit the Company's subsidiaries to process business on its computer systems utilizing such software.

In 1997, FIC Computer Services, Inc. purchased new mainframe hardware and accompanying operating software, which the vendor has represented to be Y2K compliant. FIC Computer Services, Inc. has completed the installation and testing of such new mainframe hardware and software for compliance with the requirements of the Year 2000 conversion. In addition, FIC Computer Services has purchased certain third-party software which is run on the mainframe. This software has been represented by the vendor as being in compliance with Year 2000 requirements. Testing is currently being done on such third-party software, which testing is expected to be completed by September 1, 1999. The telephone system, which includes both PBX and voice mail systems, has been tested by the maintenance provider for that system and the Company has received assurances that the telephone system is Y2K compliant.

With respect to non-centralized systems (i.e., desktop computers), the Company has obtained updated software releases and new hardware designed to be Y2K compliant according to the representations of the vendors. The Company expects that the effort needed to correct for Y2K problems on such systems will be less time intensive than the effort needed to achieve compliance for its centralized systems. The installation of such new PC hardware and software was commenced in early 1999 and is expected to be completed by September 1, 1999.

The Company also faces the risk that one or more of its external suppliers of goods or services ("third party providers") will not be in a position to properly interact with the Company due to the inability of such third party provider to resolve its own Y2K issues. Pursuant to the Plan, the Company has completed an inventory of its third party provider relationships. In order to assess the Y2K readiness of such third party providers, the Company has developed and forwarded a detailed questionnaire to such providers. As the responses to the questionnaires are received, the Company will evaluate the overall Y2K readiness of its third party provider relationships. However, the Company does not have sufficient information at the current time to determine whether the computer systems of its third party providers will be in compliance with the Y2K requirements as the year 2000 approaches.

In the event that a major administrative system fails to operate properly due to the Y2K problem, or the Company does not complete the necessary systems conversions prior to January 1, 2000, the Company has developed a plan to respond to such a contingency. FIC Computer Services has assigned certain personnel to be members of an emergency response team to resolve Y2K operations problems. Additionally, insurance policies would be administered manually if the necessary systems conversions were not completed prior to January 1, 2000, or subsequent Y2K operational problems arise. Manual policy administration would require additional personnel. If substantial additional personnel become necessary for manual policy administration, the training and salary expenses of such personnel could materially affect the Company's business and results of operations. The Company is not able to estimate the likelihood that manual administration will be needed or the amount of any expense which it would incur in connection with such manual administration.

                              Cautionary  Statements  for  Purposes of the "Safe
                        Harbor" Provisions of the Private Securities Litigation Reform Act of 1995

Except for historical factual information set forth in the foregoing discussion of the "year 2000 issue" certain statements made in that discussion are forward looking and contain information about Y2K risks and other risks and known uncertainties. The Company cautions the reader that actual results could differ materially from those anticipated by the Company, depending upon the eventual outcome of certain factors, including adverse changes in the Y2K readiness of the Company or its significant third party providers.




                              FINANCIAL STATEMENTS

The following pages set forth the financial statements of:

(a)  Investors Life Insurance Company of North America Separate Account I.

(b)  Investors Life Insurance Company of North America.

                                    INVESTORS
                             LIFE INSURANCE COMPANY
                                OF NORTH AMERICA
                         (Herein called Investors Life)

                               SEPARATE ACCOUNT I
                              FINANCIAL STATEMENTS
                                December 31, 1998
                                    (Audited)


This report is submitted for the general information of owners of Investors Life Insurance Company of North America Separate Account I variable annuity contracts. This report is not authorized for distribution to prospective purchasers of such contracts unless it is accompanied by a current prospectus.

Investors Life Insurance
Company of North America
Administrative Offices:  Austin, TX

                        Report of Independent Accountants

To the Contract Owners of Investors Life Insurance Company of North America Separate Account I and the Board of Directors of Investors Life Insurance Company of North America

In our opinion, the accompanying combined balance sheet and the related individual statements of operations and of changes in total assets present fairly, in all material respects, the combined financial position of the subdivisions comprising the Investors Life Insurance Company of North America Separate Account I (the Separate Account) at December 31, 1998, the results of each of their operations for the year then ended and the changes in each of their total assets for the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the underlying funds, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Dallas, Texas
February 19, 1999

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
SEPARATE ACCOUNT I
COMBINED BALANCE SHEET
Year Ended December 31, 1998

ASSETS


Investments at Market Value (Notes 1 and 2):
Portfolios of Putnam Capital  Manager Trust:

Putnam Variable Trust Money Market

1,325,566 qualified shares            (Cost $1,325,566)       1,325,566
2,148,545 non-qualified shares        (Cost $2,148,545)       2,148,545

Putnam Variable Trust U.S. Government and High Quality Bond

  204,894 qualified shares            (Cost $2,773,678)       2,813,192
  467,082 non-qualified shares        (Cost $6,141,977)       6,413,033

Putnam Variable Trust Growth and Income

  675,900 qualified shares              (Cost $15,168,803)    19,445,646
  77,035 shares owned by Investors Life (Cost $1,728,852)      2,216,302
  325,810 non-qualified shares          (Cost $7,213,430)      9,373,558
   77,208 shares owned by Investors Life(Cost $1,709,394)      2,221,288

Putnam Variable Trust Voyager

   17,926 qualified shares              (Cost $493,688)           821,912
   41,816 shares owned by Investors Life(Cost $1,151,634)       1,917,283
   14,984 non-qualified shares          (Cost $413,645)           687,009
   41,765 shares owned by Investors Life(Cost $1,152,975)       1,914,933

Total Assets                                                   51,298,267

CONTRACT OWNERS' EQUITY

Contract Owners' Equity (Notes 3 and 6):


Putnam Variable Trust Money Market

  593,464 qualified accumulation
          units outstanding             (2.2336077 Per Unit)    1,325,566
  968,809 non-qualified accumulation
          units outstanding             (2.2177178 Per Unit)    2,148,545

Putnam Variable Trust U.S. Government and High Quality Bond

  772,236 qualified accumulation
          units outstanding             (3.6429178 Per Unit)    2,813,192
1,781,007 non-qualified accumulation
          units outstanding             (3.6007904 Per Unit)    6,413,033

Putnam Variable Trust Growth and Income

2,241,534 qualified accumulation
          units outstanding             (8.6751509 Per Unit)   19,445,646
  255,477 Investors Life equity         (8.6751509 Per Unit)    2,216,302
1,259,354 non-qualified accumulation
          units outstanding             (7.4431478 Per Unit)    9,373,558
  298,434 Investors Life equity         (7.4431478 Per Unit)    2,221,288

Putnam Variable Trust Voyager

  214,343 qualified accumulation
          units outstanding             (3.8345659 Per Unit)      821,912
  500,000 Investors Life equity         (3.8345659 Per Unit)    1,917,283
  179,382 non-qualified accumulation
          units outstanding             (3.8298664 Per Unit)      687,009
  500,000 Investors Life equity         (3.8298664 Per Unit)    1,914,933

Contract Owners' Equity                                        51,298,267

The accompanying notes are an integral part of these financial statements


INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
SEPARATE ACCOUNT I
INDIVIDUAL STATEMENTS OF OPERATIONS
Year Ended December 31, 1998

                                           Putnam             Putnam
                                       Variable Trust     Variable Trust
                                           Money              Money
                                           Market             Market
                                         Qualified        Non-Qualified
Investment Income:
Dividends                                     $74,230          $121,194
Expenses:
Mortality risk and expense
fees guarantees (Notes 1 and 3)                17,239            28,456

Investment income - net                        56,991            92,738

Net Realized and Unrealized Gain (Loss)
 on Investments:
Net realized capital gain distribution              0                 0

Net realized gain (loss) on investments:
Proceeds from sale of shares                  451,762           679,673
Cost of shares sold                           451,762           679,673

Net realized gain on investments                    0                 0

Net unrealized gain (loss) on investments           0                 0
Net realized and unrealized
gain on investments                                 0                 0

Net Increase in Net Assets
from Investment Operations                    $56,991           $92,738



                                      Putnam Variable     Putnam Variable
                                         Trust U.S.         Trust U.S.
                                       Govmt and High     Govmt and High
                                        Quality Bond       Quality Bond
                                         Qualified        Non-Qualified
Investment Income:
Dividends                                    $161,920          $363,023
Expenses:
Mortality risk and expense
fees guarantees (Notes 1 and 3)                35,058            77,891

Investment income - net                       126,862           285,132

Net Realized and Unrealized Gain (Loss)
 on Investments:
Net realized capital gain distribution              0                 0

Net realized gain (loss) on investments:
Proceeds from sale of shares                  758,168           773,705
Cost of shares sold                           684,652           700,907

Net realized gain on investments               73,516            72,798

Net unrealized gain (loss) on investments      (3,021)           81,679
Net realized and unrealized
gain on investments                            70,495           154,477

Net Increase in Net Assets
from Investment Operations                   $197,357          $439,609



                                      Putnam Variable     Putnam Variable
                                       Trust  Growth      Trust  Growth
                                         and Income         and Income
                                         Qualified*       Non-Qualified*
Investment Income:
Dividends                                    $822,998          $450,029
Expenses:
Mortality risk and expense
fees guarantees (Notes 1 and 3)               254,063           135,542

Investment income - net                       568,935           314,487

Net Realized and Unrealized Gain (Loss)
 on Investments:
Net realized capital gain distribution      1,899,116         1,038,467

Net realized gain (loss) on investments:
Proceeds from sale of shares                3,170,923         1,745,101
Cost of shares sold                         2,002,374         1,112,663

Net realized gain on investments            1,168,549           632,438

Net unrealized gain on investments           (842,800)         (471,025)
Net realized and unrealized
gain on investments                         2,224,865         1,199,880

Net Increase in Net Assets
from Investment Operations                 $2,793,800        $1,514,367

* Includes shares owned by Investors Life

                                           Putnam             Putnam
                                       Variable Trust     Variable Trust
                                          Voyager            Voyager
                                        Qualified *       Non-Qualified *
Investment Income:
Dividends                                      $5,815            $5,193
Expenses:
Mortality risk and expense
fees guarantees (Notes 1 and 3)                29,472            25,997

Investment income - net                       (23,657)          (20,804)

Net Realized and Unrealized Gain (Loss)
 on Investments:
Net realized capital gain distribution        141,877           126,718

Net realized gain (loss) on investments:
Proceeds from sale of shares                  238,304           180,879
Cost of shares sold                           138,926           103,941

Net realized gain (loss) on investment         99,378            76,938

Net unrealized gain (loss) on investme        292,657           302,163
Net realized and unrealized
gain (loss) on investments                    533,912           505,819

Net Increase (Decrease) in Net Assets
from Investment Operations                   $510,255          $485,015

The accompanying notes are an integral part of these financial statements

* Includes shares owned by Investors Life

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
SEPARATE ACCOUNT I
INDIVIDUAL STATEMENTS OF CHANGES IN TOTAL ASSETS
Year Ended December 31, 1998

                                           Putnam             Putnam
                                       Variable Trust     Variable Trust
                                           Money              Money
                                           Market             Market
                                         Qualified        Non-Qualified
Investment Operations:
Investment income-net                         $56,991           $92,738
Realized capital gain distributions                 0                 0
Net realized gain (loss) on investments             0                 0
Net unrealized gain (loss) on investments           0                 0
Net increase (decrease) in net assets
from investment operations                     56,991            92,738

Accumulation Unit Transactions:
Net contract considerations
and transfers in (Note 3)                     198,798           436,426
Net contract surrenders
and transfers out (Note 3)                   (394,261)         (618,288)
Benefit payments to annuitants                 (7,075)          (34,277)
Net increase (decrease)
from accumulation unit transactions          (202,538)         (216,139)

Net (Decrease) Increase in Net Assets        (145,547)         (123,401)

Net assets at December 31, 1997             1,471,113         2,271,946

Net assets at December 31, 1998            $1,325,566        $2,148,545



Year Ended December 31, 1997

                                           Putnam             Putnam
                                       Variable Trust     Variable Trust
                                           Money              Money
                                           Market             Market
                                         Qualified        Non-Qualified
Investment Operations:
Investment income-net                         $62,277           $95,862
Realized capital gain distributions                 0                 0
Net realized gain (loss) on investment              0                 0
Net unrealized gain (loss) on investme              0                 0
Net increase (decrease) in net assets
from investment operations                     62,277            95,862

Accumulation Unit Transactions:
Net contract considerations
and transfers in (Note 3)                     100,446            34,792
Net contract surrenders
and transfers out (Note 3)                   (440,229)         (465,907)
Benefit payments to annuitants                 (2,159)          (36,608)
Net increase (decrease)
from accumulation unit transactions          (341,942)         (467,723)

Net (Decrease) Increase in Net Assets        (279,665)         (371,861)

Net assets at December 31, 1996             1,750,778         2,643,807

Net assets at December 31, 1997            $1,471,113        $2,271,946



                                      Putnam Variable     Putnam Variable
                                         Trust U.S.         Trust U.S.
                                      Government and      Government and
                                      High Quality Bond   High Quality Bond
                                         Qualified        Non-Qualified
Investment Operations:
Investment income-net                        $126,862          $285,132
Realized capital gain distributions                 0                 0
Net realized gain (loss) on investment         73,516            72,798
Net unrealized gain (loss) on investme         (3,021)           81,679
Net increase (decrease) in net assets
from investment operations                    197,357           439,609

Accumulation Unit Transactions:
Net contract considerations
and transfers in (Note 3)                     119,096            15,992
Net contract surrenders
and transfers out (Note 3)                   (614,443)         (612,664)
Benefit payments to annuitants                (23,515)          (99,141)
Net increase (decrease)
from accumulation unit transactions          (518,862)         (695,813)

Net (Decrease) Increase in Net Assets        (321,505)         (256,204)

Net assets at December 31, 1997             3,134,697         6,669,237

Net assets at December 31, 1998            $2,813,192        $6,413,033


Year Ended December 31, 1997

                                      Putnam Variable     Putnam Variable
                                         Trust U.S.         Trust U.S.
                                      Government and      Government and
                                      High Quality Bond   High Quality Bond
                                         Qualified        Non-Qualified
Investment Operations:
Investment income-net                        $214,909          $390,590
Realized capital gain distributions                 0                 0
Net realized gain (loss) on investment         95,026           103,799
Net unrealized gain (loss) on investme        (50,657)            1,802
Net increase (decrease) in net assets
from investment operations                    259,278           496,191

Accumulation Unit Transactions:
Net contract considerations
and transfers in (Note 3)                      23,639           145,621
Net contract surrenders
and transfers out (Note 3)                 (1,310,074)       (1,422,542)
Benefit payments to annuitants                 (5,189)          (55,995)
Net increase (decrease)
from accumulation unit transactions        (1,291,624)       (1,332,916)

Net (Decrease) Increase in Net Assets      (1,032,346)        (836,725)

Net assets at December 31, 1996             4,167,043         7,505,962

Net assets at December 31, 1997            $3,134,697        $6,669,237



                                      Putnam Variable     Putnam Variable
                                       Trust  Growth      Trust  Growth
                                         and Income         and Income
                                         Qualified*       Non-Qualified*
Investment Operations:
Investment income-net                        $568,935          $314,487
Realized capital gain distributions         1,899,116         1,038,467
Net realized gain (loss) on investment      1,168,549           632,438
Net unrealized gain (loss) on investme       (842,800)         (471,025)
Net increase (decrease) in net assets
from investment operations                  2,793,800         1,514,367

Accumulation Unit Transactions:
Net contract considerations
and transfers in (Note 3)                     217,936           261,081
Net contract surrenders
and transfers out (Note 3)                 (2,719,592)       (1,493,533)
Benefit payments to annuitants               (106,044)         (128,522)
Net increase (decrease)
from accumulation unit transactions        (2,607,700)       (1,360,974)

Net (Decrease) Increase in Net Assets         186,100           153,393

Net assets at December 31, 1997            21,475,848        11,441,453

Net assets at December 31, 1998           $21,661,948       $11,594,846

* Includes shares owned by Investors Life

Year Ended December 31, 1997

                                      Putnam Variable     Putnam Variable
                                       Trust  Growth      Trust  Growth
                                         and Income         and Income
                                         Qualified*       Non-Qualified*
Investment Operations:
Investment income-net                        $357,791          $189,484
Realized capital gain distributions           820,977           433,146
Net realized gain (loss) on investment      1,486,456           589,042
Net unrealized gain (loss) on investme      1,749,996         1,104,254
Net increase (decrease) in net assets
from investment operations                  4,415,220         2,315,926

Accumulation Unit Transactions:
Net contract considerations
and transfers in (Note 3)                     634,334           130,374
Net contract surrenders
and transfers out (Note 3)                 (3,900,090)       (1,537,206)
Benefit payments to annuitants                (14,478)         (119,771)
Net increase (decrease)
from accumulation unit transactions        (3,280,234)       (1,526,603)

Net (Decrease) Increase in Net Assets       1,134,986           789,323

Net assets at December 31, 1996            20,340,862        10,652,130

Net assets at December 31, 1997           $21,475,848       $11,441,453



                                           Putnam             Putnam
                                       Variable Trust     Variable Trust
                                          Voyager            Voyager
                                        Qualified *       Non-Qualified *
Investment Operations:
Investment income-net                        ($23,657)         ($20,804)
Realized capital gain distributions           141,877           126,718
Net realized gain (loss) on investment         99,378            76,938
Net unrealized gain (loss) on investme        292,657           302,163
Net increase (decrease) in net assets
from investment operations                    510,255           485,015


Accumulation Unit Transactions:
Net contract considerations
and transfers in (Note 3)                      33,436           229,908
Net contract surrenders
and transfers out (Note 3)                   (106,935)         (148,405)
Benefit payments to annuitants                 (3,988)                0
Net increase (decrease)
from accumulation unit transactions           (77,487)           81,503

Net (Decrease) Increase in Net Assets         432,768           566,518

Net assets at December 31, 1997             2,306,427         2,035,424

Net assets at December 31, 1998            $2,739,195        $2,601,942

* Includes shares owned by Investors Life

Year Ended December 31, 1997

                                           Putnam             Putnam
                                       Variable Trust     Variable Trust
                                          Voyager            Voyager
                                        Qualified *       Non-Qualified *
Investment Operations:
Investment income-net                        ($18,840)         ($16,213)
Realized capital gain distributions            87,856            71,570
Net realized gain (loss) on investment         59,862            30,400
Net unrealized gain (loss) on investme        355,156           323,702
Net increase (decrease) in net assets
from investment operations                    484,034           409,459

Accumulation Unit Transactions:
Net contract considerations
and transfers in (Note 3)                      87,480           105,653
Net contract surrenders
and transfers out (Note 3)                   (139,414)          (57,462)
Benefit payments to annuitants                      0                 0
Net increase (decrease)
from accumulation unit transactions           (51,934)           48,191

Net (Decrease) Increase in Net Assets         432,100           457,650

Net assets at December 31, 1996             1,874,327         1,577,774

Net assets at December 31, 1997            $2,306,427        $2,035,424

* Includes shares owned by Investors Life

                INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT I

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1998




Note 1. Organization

Investors Life Insurance Company of North America ("Investors Life") established Investors Life Insurance Company of North America - Separate Account I (the "Separate Account") as a unit investment trust registered under the Investment Company Act of 1940, as amended. Operations of the Separate Account commenced on September 15, 1982. The Separate Account currently has four Divisions each corresponding to a portfolio of Putnam Variable Trust (formerly known as Putnam Capital Manager Trust). Prior to the substitution of shares of Putnam Variable Trust for shares of CIGNA Annuity Funds Group as the underlying funding vehicle for the Separate Account (the "Substitution"), the Separate Account contained five divisions. The Substitution was effective as of April 18, 1995, following approvals of the Substitution by the U.S. Securities and Exchange Commission and the contractholders having their contract values determined by the affected portfolios of the CIGNA Annuity Funds Group. In connection with the
Substitution, the Equity Division was merged with the Growth and Income Division; thereafter, the Equity Division was renamed the Growth and Income Division II. Each Division contains two subdivisions, one for the allocation of tax qualified and one for the allocation of non-tax qualified net payments made under variable annuity contracts.

Net purchase payments to the Separate Account may be allocated to one or more of the following classes of shares of the Putnam Variable Trust: Putnam Variable Trust Money Market Fund, Putnam Variable Trust U.S. Government and High Quality Bond Fund, Putnam Variable Trust Growth and Income Fund or Putnam Variable Trust Voyager Fund. The contract owners' equity of each subdivision of the Separate Account is affected by the investment results of the appropriate portfolio(s) of shares of Putnam Variable Trust designated for the subdivision and the mortality risk and expense fees guarantees assessed on the Separate Account assets (See
Note 3), and the administrative charge deductions.

Under the current provisions of the Internal Revenue Code (the "Code"), transfers of contract values from one division of the Separate Account to another division are not subject to current taxation. There can be no assurance that future changes in the Code will not subject such transfers to current taxation.

Note 2. Significant Accounting Policies

Following is a summary of the  significant  accounting  policies of the Separate
Account:

(a) the market value of the investments is based on closing bid prices (net asset value) at December 31, 1998; (b) investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date; (c) the cost of investments sold is determined on the specific identification method. See Notes 4 and 5 with respect to income taxes.


Note 3. Contract Owner Transactions

Net contract considerations represent gross contributions under variable annuity contracts less deductions by Investors Life for any applicable premium taxes. Net contract considerations for the period ended December 31, 1998, were $156,419 after deductions for premium taxes of $0 . Contract owners have limited rights to transfer their contract values between Separate Account Divisions. For the period ended December 31, 1998, the total of all transfers was $1,356,255 . Contract surrender benefits amounted to $5,351,870 . Annuity benefits amounted to $402,562 . Investors Life charges a fee to each Separate Account subdivision for assuming the mortality risk and expense fees guarantees. The daily equivalent of the annual charge of 1.2% is made against the average net value of the Separate Account.


Note 4. Income Taxes

Investors Life is taxed as a life insurance company under the Code. The Separate Account is taxed as a part of Investors Life. Under the current provisions of the Code, no federal income taxes are payable by Investors Life with respect to the operations of the Separate Account when such operations are used to determine the contract values of the Separate Account. Investors Life retains the right to make adjustments for taxes to Separate Account assets should future changes in the Internal Revenue Code so warrant.


Note 5. Diversification Requirements

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under section 817(h) of the Code. Investors Life believes that the Separate Account satisfies the current requirements of the regulations.



Note 6.  Accumulation Unit Transactions
Year Ending December 31, 1998



The changes in the number of accumulation units (the measure of ownership in the Separate Account) during the twelve months of 1998 and units outstanding at December 31, 1998 were as follows:

                                              Putnam         Putnam
                                          Variable Trust Variable Trust
                                              Money           Money
                                              Market         Market
                                            Qualified     Non-Qualified

Units outstanding at December 31, 1997           684,786      1,065,062

Units purchased and transfers in                  90,662        200,761

Benefits, surrenders and transfers out          (181,984)      (297,014)

Units outstanding at December 31, 1998           593,464        968,809


* Includes shares owned by Investors Life

                                         Putnam Variable Putnam Variable
                                            Trust U.S.     Trust U.S.
                                            Government     Government
                                             and High       and High
                                           Quality Bond   Quality Bond
                                            Qualified     Non-Qualified

Units outstanding at December 31, 1997           920,186      1,981,587

Units purchased and transfers in                  33,814          4,651

Benefits, surrenders and transfers out          (181,764)      (205,231)

Units outstanding at December 31, 1998           772,236      1,781,007


* Includes shares owned by Investors Life



                                         Putnam Variable Putnam Variable
                                          Trust  Growth   Trust  Growth
                                            and Income     and Income
                                            Qualified     Non-Qualified

Units outstanding at December 31, 1997         2,818,975      1,753,068

Units purchased and transfers in                  39,464         39,640

Benefits, surrenders and transfers out          (361,428)      (234,920)

Units outstanding at December 31, 1998         2,497,011      1,557,788


* Includes shares owned by Investors Life



                                              Putnam         Putnam
                                          Variable Trust Variable Trust
                                             Voyager         Voyager
                                           Qualified *   Non-Qualified *

Units outstanding at December 31, 1997           738,882        653,214

Units purchased and transfers in                  14,819         71,184

Benefits, surrenders and transfers out           (39,358)       (45,016)

Units outstanding at December 31, 1998           714,343        679,382


* Includes shares owned by Investors Life


The accumulation units for six of the subdivisions include units applicable to contract owners who are "on benefit annuitants." At December 31, 1998 the number of accumulation units, the aggregate value of the subdivisions' equity and the number of monthly annuity units and value per unit of "on benefit annuitants" are as follows:


                                           Accumulation     Aggregate
                                              Units           Value

Putnam Variable Trust
Money Market, Qualified                           41,320        $92,293
Putnam Variable Trust
Money Market, Non-Qualified                      196,266       $435,263

Putnam Variable Trust
Growth and Income II, Qualified                  123,951     $1,075,293

Putnam Variable Trust
Growth and Income II, Non-Qualified               88,359       $657,669

Putnam Variable Trust U.S. Government
and High Quality Bond, Qualified                  78,595       $286,316

Putnam Variable Trust U.S. Government
and High Quality Bond, Non-Qualified             177,387       $638,731

Putnam Variable Trust Voyager, Qualified          30,398       $116,564



                                             Monthly         Annuity
                                          Annuity Units    Unit Value

Putnam Variable Trust
Money Market, Qualied                                774     $0.8161456

Putnam Variable Trust
Money Market, Non-Qualified                        3,958     $0.8165745

Putnam Variable Trust
Growth and Income II, Qualified                    4,883     $1.9570484

Putnam Variable Trust
Growth and Income II, Non-Qualified                5,706     $2.1000633

Putnam Variable Trust U.S. Government
and High Quality Bond, Qualified                   1,466     $1.4199439

Putnam Variable Trust U.S. Government
and High Quality Bond, Non-Qualified               4,707     $1.4209644

Putnam Variable Trust Voyager, Qualified             462     $1.0780159

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Financial Statements
December 31, 1998 and 1997

                         Report of Independent Accountants

To the Board of Directors of
Investors Life Insurance Company of North America



We have audited the accompanying statutory balance sheets of Investors Life Insurance Company of North America as of December 31, 1998 and 1997, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Washington, which practices differ from the generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters referred to in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Investors Life Insurance Company of North America at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the statutory financial position of Investors Life Insurance Company of North America at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, on the basis of accounting described in Note 1.


PricewaterhouseCoopers LLP
Dallas, Texas
March 26, 1999

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Balance Sheets
(In thousands)
                                                    December 31,
                                                1998            1997




Admitted Assets
Cash and investments:
 Bonds, at amortized cost
 (market value $358,781
 and $379,886)                               $347,668         $376,912
Common stock, at market
 value (cost $23,936 and
 $27,797)                                      26,091           26,476
Mortgage loans on real estate                  10,168           10,695
Real estate, net of accumulated
 depreciation of $5,270 and $5,189             14,473            6,217
Policy loans                                   42,514           44,828
Cash                                           11,548            8,331
Short-term investments                        139,757          149,448
  Total cash and investments                  592,219          622,907

Accrued investment income                       5,846            6,168
Premiums receivable                             6,394            6,575
Receivable from reinsurers                      2,507            2,478
Receivable from affiliates                      3,090                -
Other assets                                   13,076            4,009
Separate account assets                       456,564          444,131
  Total admitted assets                    $1,079,696       $1,086,268

Liabilities, Capital and Surplus
Aggregate reserve for life
 and accident and health
 policies and contracts                      $543,207         $553,381
Interest maintenance reserve                    4,240            4,475
Accrued expenses                                  333              354
Asset valuation reserve                         4,266            4,813
Payables to affiliates                              -            2,655
Other liabilities                               8,729            8,568
Separate account liabilities                  448,294          438,090
  Total liabilities                         1,009,069        1,012,336

Capital and surplus:
Common stock - $80 par value,
 40,000 shares authorized
 30,000 shares issued and
 outstanding                                    2,400            2,400
Paid-in and contributed surplus                 4,800            4,800
Surplus debentures                             15,896           27,796
Unassigned surplus                             47,531           38,936
   Total capital and surplus                   70,627           73,932
   Total liabilities, capital and surplus  $1,079,696       $1,086,268

                     The accompanying notes are an integral
                      part of these financial statements.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Operations

                                            Year Ended December 31,
                                         1998        1997        1996
Revenues:
Insurance premiums and
 annuity considerations                $46,529      $47,708     $48,844
  Net investment income                 45,190       45,792      46,700
  Other revenues                         2,288        4,023       2,887
    Total revenues                      94,007       97,523      98,431

Benefits, losses and
expenses:
   Policyholder claims
    and benefits                        59,345       62,243      62,395
   Commissions                           4,088        3,057       3,428
   Other operating expenses             14,679       16,493      16,829
     Total benefits, losses
      and expenses"                     78,112       81,793      82,652

Operating income before
 federal income taxes
 and net realized capital gains         15,895       15,730      15,779

Provision for federal
 income taxes                            3,651        2,423       1,016

Net income from operations              12,244       13,307      14,763

Net realized capital
 gains                                     137        9,532      13,636

Net income                             $12,381      $22,839     $28,399

                     The accompanying notes are an integral
                      part of these financial statements.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Changes in Capital and Surplus
(In thousands)

                                                                Paid-in and
                                        Common      Stock       Contributed
                                        Shares      Amount        Surplus

Balance as of December 31, 1995           30        $2,400        $4,800
Net income
Change in net unrealized capital
gains
Change in non-admitted
assets
Increase in asset valuation
reserve
Prior year surplus adjustment for
reserve changes
Surplus note
payment

Balance as of December 31, 1996           30         2,400         4,800
Net income
Change in net unrealized capital
 gains
Change in non-admitted
 assets
Decrease in asset valuation
 reserve
Prior year surplus adjustment
Surplus note
 payment

Balance as of December 31, 1997           30         2,400         4,800
Net income
Change in net unrealized capital
gains
Change in non-admitted assets
Decrease in asset valuation
reserve
Change in reserve on account of
 change in valuation basis
Change in surplus in separate
 accounts
Surplus note payment

Balance as of December 31, 1998           30        $2,400        $4,800

                     The accompanying notes are an integral
                      part of these financial statements.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Changes in Capital and Surplus
(In thousands)

                                                    Unassigned
                                      Surplus         Surplus
                                     Debentures      (Deficit)       Total

Balance as of December 31, 1995       $69,296        $(14,600)      $61,896
Net income                                             28,399        28,399
Change in net unrealized capital
 gains                                                    611           611
Change in non-admitted
assets                                                   (687)         (687)
Increase in asset valuation
reserve                                                  (259)         (259)
Prior year surplus adjustment
 for reserve changes                                   (3,036)       (3,036)
Surplus note payment                  (30,750)              -       (30,750)

Balance as of December 31, 1996        38,546          10,428        56,174
Net income                                             22,839        22,839
Change in net unrealized capital
gains                                                  (2,045)       (2,045)
Change in non-admitted assets                             963           963
Decrease in asset valuation reserve                     5,261         5,261
Prior year surplus adjustment                           1,490         1,490
Surplus note payment                  (10,750)                      (10,750)

Balance as of December 31, 1997        27,796          38,936        73,932
Net income                                             12,381        12,381
Change in net unrealized capital
gains                                                  (5,530)       (5,530)
Decrease in asset valuation reserve                       549           549
Prior year surplus adjustment                            (975)         (975)
Change in reserve on account of
 change in valuation basis                               (137)         (137)
Change in surplus in separate
 accounts                                               2,228         2,228
Surplus note payment                  (11,900)                      (11,900)

Balance as of December 31, 1998       $15,896         $47,531       $70,627

                     The accompanying notes are an integral
                      part of these financial statements.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Cash Flows


                                                   Year Ended December 31,
                                                1998       1997         1996

Cash flows from operating
activities:
Premiums and annuity considerations
 received                                    $45,485      $46,769      $48,180
Net investment income received                43,496       47,312       44,549
Other income received                          3,515        4,380        3,378
Death and accident and health
 benefits paid                               (28,497)     (28,440)     (26,511)
Surrender benefits paid                      (30,722)     (30,487)     (30,397)
Annuity benefits paid                        (41,770)     (47,989)     (43,900)
Net transfers to Separate Accounts            27,310       29,502       25,610
Reserve changes due to modified
 coinsurance                                   5,909        6,910        6,524
Other benefits paid                           (1,751)      (1,888)      (1,779)
Federal income taxes paid
excluding tax on capital gains               (11,700)      (2,200)      (5,424)
Dividends paid to policyholders                 (214)        (208)        (242)
Commissions paid                              (4,091)      (3,058)      (3,428)
General expenses, taxes, licenses and
fees                                         (12,798)     (13,234)     (12,085)

Cash flows from investing
activities:
Proceeds from investments sold or
matured, net of tax on capital gains          58,569       93,739       92,421
Cost of investments acquired                 (36,343)     (17,433)     (45,782)
Net decrease in policy loans                   2,245        1,261          846
Net cash provided by investing
 activities                                   24,471       77,567       47,485

Cash flows from financing activities
 and other miscellaneous activities:

Surplus debenture payments                   (11,900)     (10,750)     (30,750)
Interest paid on surplus
debentures                                    (1,482)      (3,344)      (5,538)
Net decrease in remittances and
items not allocated                             (133)        (402)      (7,216)
Net (increase) decrease in
 receivable from affiliates                   (5,745)       10,651      (3,168)
Other (uses) sources and
 applications, net                            (5,857)        3,225      (1,882)
Net cash used in financing and
 other miscellaneous activities              (25,117)         (620)    (48,554)

Net increase (decrease) in cash and
short-term investments                        (6,474)       84,316       3,406

Cash and short-term investments at
beginning of year                            157,779        73,463      70,057
Cash and short-term investments at
end of year                                 $151,305      $157,779     $73,463

                     The accompanying notes are an integral
                      part of these financial statements.

1.   Organization and Summary of Significant Accounting Policies


     Organization   Investors   Life   Insurance   Company   of  North   America
     (Investors-NA   or  the   Company)  is  a   wholly-owned   subsidiary   of
     InterContinental   Life  Corporation  (ILCO),  a  life  insurance  holding
     company. Financial Industries Corporation (FIC), a life insurance holding company, owns approximately 45% of ILCO's outstanding common stock.

     The Company is principally engaged in administering existing portfolios of individual life insurance policies and annuity products. The Company is also engaged in the business of marketing and underwriting individual life insurance and annuity products in 49 states and the District of Columbia. Such products are marketed through independent, non-exclusive general agents. The Company also administers an in-force book of credit life and disability insurance.

     Prior to December  1997,  the  Company  owned two  insurance  subsidiaries:
     InterContinental   Life  Insurance   Company  (ILIC)  and  Investors  Life
     Insurance Company of Indiana (Investors-IN). Investors-IN was acquired during 1995. In December 1997, ILIC transferred its domicile from New Jersey to Indiana. Following completion of the redomestication, ILIC merged with Investors-Indiana, with ILIC as the surviving entity in the merger process. Immediately after the merger, ILIC changed its name to Investors Life Insurance Company of Indiana. As used hereinafter, the phrase "Investors-IN" shall be used to refer to the merged entity. The Company also is the parent of a registered broker-dealer, ILG Securities Corporation.

     Summary of Significant Accounting Policies

     Basis of presentation The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Washington (the Department). These accounting practices differ in certain respects from generally accepted accounting principles. The more significant differences from generally accepted accounting principles are:

     a) Policy reserves are based on statutory mortality and interest requirements and are calculated without consideration of withdrawals, which may differ from generally accepted accounting principles reserves based on more realistic estimates of mortality, interest and withdrawals.

     b) Policy acquisition costs which vary with and are directly related to the production of new and renewal business, such as commissions, premium taxes and other costs, are charged to operations as incurred. Under generally accepted accounting principles, such costs are deferred and amortized over the expected lives of the contracts.

     c) Deferred income taxes are not provided on differences between the tax bases of assets and liabilities and their reported amounts in the statutory financial statements. Under generally accepted accounting principles, deferred taxes, if any, are provided on these differences.

     d) Certain assets which are designated as "non-admitted" by the laws and regulations of the State of Washington are charged to surplus. Under generally accepted accounting principles, these assets less applicable allowance accounts are restored to the balance sheet. ) An asset valuation reserve (AVR) must be recorded under statutory accounting practices. The AVR is calculated in accordance with methods prescribed by the National Association of Insurance Commissioners (NAIC) and as permitted by the Department. Under generally accepted accounting principles, no such liability is recorded.

     e) An asset valuation reserve ("AVR") must be recorded under statutory accounting practices. The AVR is calculated in accordance with methods prescribed by the National Association of Insurance Commissioners ("NAIC") and as permitted by the Department. Under generally accepted accounting principles, no such liability is recorded.

     f) An interest maintenance reserve (IMR) must be recorded under statutory accounting practices to defer gains and losses recognized on the sale of bonds prior to maturity. The resulting deferred gain or loss is recognized over the remaining period to maturity. Under generally accepted accounting principles, no such liability is recorded.

     g) Fixed maturities classified as "available for sale" are carried at market value under generally accepted accounting principles. Unrealized gains or losses are reflected as a separate component of equity. These securities are carried at amortized cost under statutory accounting practices.

     h)   Policy  reserves  are  reported  net  of  amounts   recoverable   from
          reinsurers. Under generally accepted accounting principles, ceded reserves are recorded as a receivable on the balance sheet.

     i) Premiums received from and benefits paid on universal life and investment-type products are recognized as revenue and expense in the statutory statement of operations. Under generally accepted accounting principles, these types of policies are accounted for using a deposit method of accounting.

     j) Net intangible assets arising from the acquisition of business assets are deferred and amortized in relation to the business in force under generally accepted accounting principles. In addition, acquired assets are recorded at fair market value at the date of acquisition. These purchase accounting adjustments are not recognized under statutory accounting principles.

     Investments Investments are carried in accordance with valuation procedures established by the NAIC. In general, bonds are carried at amortized cost. Common stocks of subsidiaries are carried at equity in the underlying net assets of the subsidiaries. Equity in insurance subsidiaries is determined in accordance with statutory accounting practices and equity in other subsidiaries is determined in accordance with generally accepted accounting principles. Net income of the subsidiaries is included in investment income and other changes in the equity of the subsidiaries are included in unrealized capital gains and losses. Other common stocks are carried at NAIC market value. Short-term investments include those securities which mature within one year and are carried at cost, which approximates market value.

     Premiums and discounts on collateralized mortgage obligations (CMOs) are amortized over the estimated redemption period as opposed to the stated maturities. An adjustment to the investment and investment income is booked on a retrospective basis to reflect the amounts that would have existed had the new effective yield been applied since the acquisition of the CMOs.

     The Company's general investment philosophy is to hold fixed maturities for long-term investment. However, in response to changing market conditions, liquidity requirements, interest rate movements and other investment factors, fixed maturities may be sold prior to their maturity. Realized gains and losses on the disposal of investments, net of amounts deferred as part of the IMR, are recognized in net income on the specific identification basis, except for stocks, for which the first-in, first-out method is employed. Unrealized gains and losses on equity securities are recorded directly to surplus.

     Mortgage loans on real estate and policy loans are carried at their aggregate unpaid principal balance. Real estate occupied by the Company and held for investment is carried at cost less accumulated depreciation. Real estate acquired in satisfaction of debt is stated at the lower of fair market value or the amount of debt, including capitalized taxes and expenses. Depreciation is calculated using the straight line method over 20 to 40 years. Depreciation expense for 1998, 1997 and 1996 amounted to $338,513, $1,680,763 and $1,197,128, respectively.

     Approximately $49.9 and $56.4 million, or 14% and 15%, of the total bond portfolio (at amortized cost) at December 31, 1998 and 1997, respectively, consists of private placement bonds. The market value of private placement bonds is determined in good faith by management with the assistance of an independent pricing service. Factors considered in the market valuation of such bonds include the quality of the issuer, interest rates and maturity dates.

     Aggregate reserves for life policies and contracts Aggregate reserves for life policies and contracts are based on statutory mortality tables and interest assumptions ranging from 2% to 6% using the Net Level Premium or the Commissioners= Reserve Valuation Method.

     The primary mortality tables utilized are the 1941 CSO and 1958 CSO tables, except for contracts issued in 1986 and later for which the 1980 CSO Mortality Table is used. Premium deficiency reserves are held (when the gross premium charged is less than the valuation net premium) in the amount equal to the present value of such deficiency.

     Reserves for annuities in pay status are established using the Progressive Annuity Table, A49 MOD 60 Table, 1971 IAM Table or the 1983 CARVM Table with interest rate assumptions ranging from 3% to 13.25%. During the deferred period, annuity reserves are established using a retrospective accumulation of cash value based on declared interest rates which vary depending on the Company's expectation of investment return.

     The withdrawal characteristics of the Company's annuity actuarial reserves and deposit liabilities (including reserves for annuity contracts maintained in the Company's separate accounts) at December 31, 1998 and 1997 are as follows (in thousands):


                                          1998                  1997
                                              % of                    % of
                                   Amount     Total      Amount       Total

Subject to discretionary
 withdrawal with
 adjustments:
   with market value
    adjustment                   $443,927     83.42%    $433,611      83.36%
   at book value less
   surrender charge                14,794      2.78%       9,458       1.82%
        Subtotal                  458,721     86.20%     443,069      85.18%

Subject to discretionary
 withdrawal without
   adjustment:
at book value                      64,275     12.09%      67,834       13.04%
Not subject to discretionary
 withdrawal provision               9,125      1.71%       9,248        1.78%
Total annuity actuarial reserves
 and deposit liabilities (gross)  532,121    100.00%     520,151      100.00%
Reinsurance ceded                   3,435                  3,331
Total annuity actuarial reserves
and deposit liabilities ( net)   $528,686               $516,820


     Policy and contract claims Policy and contract claims include provisions for reported claims and claims incurred but not reported. The provision for claims incurred but not reported is estimated based on Company experience. The liability for policy and contract claims is subject to the impact of changes in claim severity, frequency and other factors. Although there is considerable variability inherent in such estimates, management believes that the liability recorded is adequate.

     Premium recognition Universal life insurance premiums are recognized as earned when collected. Traditional life premiums, after adjustment for deferred and uncollected premiums, are recognized as earned on the policy anniversary date. Deferred life premiums represent modal premiums (other than annual) to be collected in 1999 related to policy years beginning in 1998. Uncollected premiums represent premiums due but not collected in 1998. Both deferred and uncollected premiums have been reduced by the estimated cost of collection and are recorded as premiums receivable. Annuity and supplementary contract premiums are recognized as earned when collected.

     Separate accounts Assets held for purchasers of investment annuity contracts or variable annuity contracts, and the related liabilities, are included in the statutory balance sheet. These accounts are maintained independently from the general account of Investors-NA. Investment earnings from these separate account assets accrue directly to the policyholders and are not included in the Company's statement of operations. Unrealized gains or losses on the Company's investment in certain separate account assets are recorded in the accompanying statement of changes in capital and surplus in 1998 and in the accompanying statement of operations in 1997 and 1996 in accordance with NAIC Annual Statement instructions.

     The following reconciles net transfers from separate accounts per the Separate Accounts Statement to net transfers to separate accounts included in the Company's Statement of Operations for the years ended December 31, 1998, 1997 and 1996 (in thousands):

                                              1998       1997      1996

Transfers to separate accounts per
 Separate Accounts Statement                  $503       $712     $1,031

Transfers from separate accounts per
 Separate Accounts Statements              (30,600)   (33,921)   (28,438)

Net transfers from separate accounts
 per Separate Accounts Statement           (30,097)   (33,209)   (27,407)

Reconciling adjustments:
  Charges for investment management,
   administration and contract
   guarantees                                2,787      3,707      1,797

Net transfers to separate accounts
 per Statement of Operations              $(27,310)  $(29,502)  $(25,610)


     Reinsurance Reinsurance premiums, commissions, loss and expense reimbursements and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

     Admitted and non-admitted assets Assets must be included in the statutory balance sheet at "admitted asset value" and "non-admitted assets" (principally miscellaneous receivables, certain furniture and equipment, and agents' debit balances) are excluded through a charge to unassigned surplus.

                                       1998            1997

     Mortgage loans                     $-              $81
     Furniture and equipment            858             635
     Agents' debit balances           1,086           1,111
     Accounts receivable              1,948           1,192
     Prepaid expenses                   187           1,138
     Other                              164             165
                                     $4,243          $4,322

     Use of estimates The preparation of these statutory financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Because of the inherent subjectivity of this process, actual results will differ from those estimates.

     NAIC Codification In 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance, which will replace the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. The NAIC is now considering amendments to the Codification guidance that would also be effective upon implementation. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas, e.g. deferred income taxes are recorded. It is not known whether the Insurance Department of Washington (the Department) will adopt the Codification and whether the Department will make any changes to that guidance. The Company has not estimated the potential effect of the Codification guidance on statutory net income and statutory capital and surplus if adopted by the Department. However, the actual effect of adoption could differ as changes are made to the Codification guidance, prior to its recommended effective date of January 1, 2001.

2.   Investments

     An analysis of the Company's net investment income for the years ended December 31, 1998, 1997 and 1996 is as follows (in thousands):

                                                     1998       1997      1996

     Interest on bonds                             $29,391   $31,658    $33,800
     Interest on short-term investments              6,805     4,012      3,548
     Interest on policy loans                        3,086     3,145      3,426
     Interest on mortgage loans                        938     1,040      1,349
     Income on real estate                             455     7,117      5,036
                                                    40,675    46,972     47,159

     Equity in earnings of
      wholly-owned subsidiary                        5,009     2,043      2,380
     Other income                                       71         4         40
     Amortization of IMR                               331       309        279
     Gross investment income                        46,086    49,328     49,858
     Less investment expenses                         (896)   (3,536)    (3,158)
      Net investment income                        $45,190   $45,792    $46,700

     The carrying values of investments at December 31, 1998 and 1997 that were non-income producing for the preceding twelve months were as follows (in thousands):

                         1998       1997

     Mortgage  loans     $81         $81
                         $81         $81

     Realized capital gains and losses for the years ended December 31, 1998, 1997 and 1996 are as follows (in thousands):

                                                  1998      1997        1996

     Gains on sales of real estate                $54     $14,662     $23,183
     Gains on sales of bonds                      150         118         272
     Gains on sales of other investments          164           7           1
     Losses on sales of bonds                       -           -         (81)
     Losses on mortgage loans transferred
      to real estate                                -           -         (13)
     Less amounts deferred as
      IMR                                         (97)        (80)       (150)
                                                  271      14,707      23,212

     Income tax provision                        (134)     (5,175)     (9,576)
     Net realized capital gains                  $137      $9,532     $13,636

     Net realized capital gains for 1997 includes $14 million (before federal income tax) resulting from the sale during the fourth quarter of 1997 of the Bridgepoint Square Office Complex. The aggregate selling price was $78 million which was allocated approximately 78.5% to Investors-NA and 21.5% to an affiliate. The sale closed on December 5, 1997.

     Net realized capital gains for 1996 includes $23 million (before federal income tax) resulting from the sale during the first quarter of 1996 of the Austin Centre, a hotel/office complex, located in Austin, Texas, which serves as the Company's home office building. The selling price was $62.672 million, less $1 million paid to a capital reserve account for the purchaser. The property was purchased in 1991 for $31,275 million. Proceeds from the sale of $15 million were used to reduce ILCO's senior loan obligations. The balance of the proceeds, net of federal income tax, was retained and reinvested by the Company. The sale closed on March 29, 1996. The Company continues to rent space in the building under the terms of an operating lease which expires in September 2002.

     Unrealized gains and losses on common stocks as of December 31, 1998 and 1997 are as follows (in thousands):

                                        1998            1997

     Unrealized capital gains          $2,162          $2,539
     Unrealized capital losses        (15,348)        (10,345)
       Net unrealized capital
        losses                       $(13,186)        $(7,806)

     Proceeds from sales and maturities of bonds were $57,633,007, $33,577,393 and $38,730,892 for the years ended December 31, 1998, 1997 and 1996, respectively.

     The carrying value and estimated market value of investments in bonds by category at December 1998 are as follows (in thousands):

                                           Gross        Gross
                             Carrying    Unrealized   Unrealized    Market
                              Value       Gains        Losses        Value

U.S. Treasury securities
 and obligations of U.S.
 Government agencies
 and corporations            $4,482      $1,076        $-           $5,558
Obligations of states and
 political subdivisions       1,947         197         -            2,143
Corporate securities        146,099       4,071       (55)         150,115
Mortgage-backed
 securities                 195,140       6,004      (180)         200,965
     Total bonds           $347,668     $11,348     $(235)       "$358,781

     The carrying value and estimated market value of investments in bonds by category at December 31, 1997 are as follows (in thousands):

                                           Gross        Gross
                             Carrying    Unrealized   Unrealized    Market
                               Value       Gains        Losses       Value

U.S. Treasury securities
 and obligations of U.S.
 Government agencies and
 corporations                $7,480         $793        $-          $8,273
Obligations of states and
 political subdivisions       1,945          180         -           2,125
Corporate securities        137,056        2,305      (304)        139,057
Mortgage-backed
 securities                 230,431            -         -         230,431
    Total bonds            $376,912       $3,278     $(304)       $379,886

     The carrying value and estimated market value of bonds at December 31, 1998 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                              Carrying        Market
                                               Value           Value
                                                  (in thousands)

     Due in one year or less                  $8,180           $8,193
     Due after one year through five years    34,944           35,219
     Due after five years through ten years   45,135           45,747
     Due after ten years                      64,269           68,657
                                             152,528          157,816
     Mortgage-backed securities              195,140          200,965
                                            $347,668         $358,781


     The Company's mortgage loans and real estate are diversified by property type, location and issuer. Mortgage loans are collateralized by the related properties and such loans generally range from 15% to 80% of the properties value at the time the loan is made.

3.   Disclosures About Fair Value of Financial Instruments

     The estimated fair values of the Company's financial instruments at December 31, 1998 are as follows (in thousands):

                                      Carrying          Market
                                        Value            Value
                                           (in thousands)
     Financial assets:
     Bonds                            $347,668          $358,781
     Policy loans                       42,514            42,514
     Mortgage loans                     10,168            10,883
     Short-term investments            139,757           139,757
     Cash                               11,548            11,548

     Financial liabilities:
     Deferred annuities                 75,635            74,880
     Supplemental contracts              9,170             8,780

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

     Bonds

     Fair values are based on quoted market prices or dealer quotes, except for notes from affiliates, which are based on a discounted cash flow analysis using current rates offered to the Company for debt of the same remaining maturities.

     Policy loans

     Policy loans are, generally, issued with coupon rates below market rates and are considered early payment of the life benefit. As such, the carrying amount of these financial instruments is a reasonable estimate of their fair value.
                                       15

     Mortgage loans

     The fair value of mortgage loans is estimated using a discounted cash flow analysis using rates for BBB-rated bonds with similar coupon rates and maturities.

     Cash and  short-term  investments

     The carrying amount of these instruments approximates market value.

     Deferred annuities and supplemental contracts

     The fair value of deferred annuities is estimated using cash surrender values. Fair values for supplemental contracts is estimated using a discounted cash flow analysis, based on interest rates currently offered on similar products.

4.   Federal Income Taxes

     Pursuant to a tax sharing agreement (the Agreement), the Company will join in the filing of a consolidated income tax return with its wholly-owned life insurance subsidiary. Under the Agreement, the Company records its federal income tax expense or benefit as if it filed a separate federal income tax return. The Company's federal income tax recoverable as of December 31, 1998 and 1997 is approximately $5,995,892 and $164,637, respectively.

     The Company elected to adjust its bases in assets in accordance with Internal Revenue Code Section 338 as of the date it was acquired by InterContinental Life Corporation. As a result of this election, various differences occur in the amount and timing of the recognition of income and expenses for statutory and tax purposes.

     The components of income tax for 1998, 1997 and 1996 are as follows (in thousands):

                                       1998         1997        1996
     Tax on underwriting profits
     and investment income            $3,651      $2,423      $1,016

     Tax on capital gains                134       5,175       9,576

     The following is a reconciliation of tax on operating income at the statutory federal rate of 35% in 1998, 1997 and 1996 to the Company's provision for federal income taxes (in thousands):


                                           1998         1997         1996

Tax on operating income at
 statutory rates                          $5,563       $5,506       $5,523
Dividends received deduction                 (30)         (33)         (25)
Difference in recognition of income and
 expenses relating to adjustment in
 asset bases due to Section 338 election     380       (2,068)      (2,115)
Difference between statutory and income
 tax policy reserves                         100          (81)        (870)
Differences in accounting for deferred
 policy acquisition costs                   (236)        (317)        (227)
Accrual or market discount                  (289)        (312)        (362)
Equity in earnings of subsidiaries        (1,753)        (715)        (833)
Other, net                                   (84)         443          (75)
Provision for federal income taxes        $3,651       $2,423       $1,016




     Under the provisions of pre-1984 life insurance tax regulations, the Company was taxed on the lesser of taxable investment income or income from operations, plus one-half of any excess of income from operations over taxable investment income. One-half of the excess (if any) of the income from operations over taxable investment income, plus special deductions allowed in computing the income from operations, were placed in the Company's Policyholders' Surplus Account. The aggregate accumulation in the account at December 31, 1998 and December 31, 1997 approximated $8,225,000. Federal income taxes will become payable on this account at the then current tax rate when and to the extent that the account exceeds a specific maximum, or when and if distributions to stockholders, other than stock dividends and other limited exceptions, are made in excess of the accumulated previously taxed income. At December 31, 1998 and December 31, 1997, the Company had approximately $130,000,000 and $120,000,000 in its Shareholders' Surplus Account from which it could make distributions to ILCO without incurring any federal tax liability. The amount of dividends which may be paid by the Company is limited by statutory regulations.

5.   Reinsurance

     The Company reinsures portions of certain policies it writes, thereby providing greater diversification of risk and minimizing exposure on larger policies. The Company's maximum retention on any one individual policy is $250,000. Policy liabilities and contract-holder deposit funds are reported in the accompanying statutory financial statements net of such reinsurance ceded. The Company remains liable to the extent the reinsurance companies are unable to meet their obligations under the reinsurance agreements.

     In December 1997, ILCO's life insurance subsidiaries entered into a reinsurance treaty under which all of the contractual obligations and risks under accident and health insurance policies were assumed by a third party reinsurer. The transfer is effective as of July 1, 1997. These risks and contractual obligations were sold pursuant to, first, a coinsurance reinsurance agreement. Following applicable regulatory approvals, the reinsurer will assume the direct obligations of the companies, on an assumption reinsurance basis.

     The  amounts  deducted  in  the  accompanying   financial   statements  for
     reinsurance ceded are as follows (in thousands):

                                         1998            1997
     Aggregate reserve for life
      policies and contracts            $5,727          $5,183
     Other policy claims and
      benefits payable                   3,253           2,805

     Estimated amounts recoverable from reinsurers on paid claims were $2,488,391 and $2,458,39 at December 31, 1998 and 1997, respectively. Total premiums ceded during 1998, 1997 and 1996 were $7,914,925, $7,980,779 and
     $5,591,028, respectively. Total premiums assumed during 1998, 1997 and 1996 were $4,217,474, $5,197,749 and $5,529,381, respectively.

6.   Capital and Surplus

     The insurance regulations of the State of Washington require minimum capital of $2,400,000 and minimum surplus of $2,400,000. The Company's Articles of Incorporation require that the Company maintain capital applicable to common stock of $2,400,000.

     Under current Washington law, any proposed payment of a dividend or distribution, together with dividends or distributions paid during the preceding twelve months, which exceeds the greater of i) 10% of statutory surplus as of the preceding December 31, or ii) statutory net gain from operations for the preceding calendar year is called an extraordinary dividend and may not be paid until either it has been approved, or a waiting period shall have passed during which it has not been disapproved, by the insurance commissioners.

     Effective July 25, 1993 Washington amended its insurance code to retain the greater of standard but enacted requirements that prior notification of a proposed dividend be given to the Washington Insurance Commissioner and that dividends may be paid only from earned surplus. As of December 31, 1998, Investors-NA had earned surplus of $39,260,195. Since the law applies only to dividend payments, the Company's ability to make principal and interest payments on its surplus debentures is not affected.

     During 1992, the NAIC passed a model regulation for minimum risk-based capital (RBC) requirements for life and health insurance companies. The RBC model requires that companies maintain certain amounts of capital and surplus based on an insurer's investment and insurance risk. The requirements were effective for the year ended December 31, 1993. The ability of the Company to pay dividends could be further limited by the RBC requirements.

7.   Permitted Statutory Accounting Practices

     The insurance regulations of the State of Washington limit the amount an insurer may invest in the obligations of any one corporation to 4% of the insurer's statutory admitted assets. The Company held $40,903,140 and $46,057,300 in subordinated notes issued by Family Life Corporation, a wholly-owned subsidiary of FIC, at December 31, 1998 and 1997, respectively. This investment exceeds the limit on investments prescribed by the State of Washington by $2,558,685 at December 31, 1997. The investment was not in excess of prescribed limits at December 31, 1998. Prior to the acquisition of these notes, Investors-NA received written approval from the Washington Insurance Department for the inclusion of the full amount of these notes in its statutory admitted assets. At December 31, 1997, this permitted practice increased statutory surplus by $2,558,685 over what it would have been under prescribed statutory accounting practices. There was no excess surplus above prescribed amounts at December 31, 1998. The Company employed no other permitted statutory accounting practices that individually or in the aggregate materially affected statutory surplus or risk-based capital at December 31, 1998 and 1997.



8.   Employee Benefit Plans

     Retirement plan

     The employees of Investors-NA  are covered under the ILCO Pension Plan (the
     Plan). The Plan is a noncontributory defined benefit pension plan which covers each employee of ILCO and its subsidiaries who has attained 21 years of age and has completed one year or more of service. Each affiliate company contributes any amounts necessary (as actuarially determined) to fund the benefits provided for its eligible employees. ILCO made no contributions in 1998, 1997 or 1996.

     The normal retirement benefit provided under the Plan is equal to 1.57% of final average eligible earnings less 65% of the participant's Social Security Covered Compensation multiplied by the number of years of credited service (up to 30 years). The compensation used in determining benefits under the Plan is the highest average earnings received in any five consecutive full calendar years during the last ten full calendar years before the participant's retirement date. The Plan provides for reduced early retirement benefits at age 60, with at least 5 completed years of service.

     Employee stock ownership plan

     The Company, with its parent company and its affiliates, participates in an Employee Stock Ownership Plan and a related trust maintained by ILCO. The Plan generally covers employees who have attained the age of 21 and have completed one year of service. Vesting of benefits to employees is based on number of years of service. No contributions were made to the Plan in 1998, 1997 or 1996.

     Stock option plans

     Under ILCO's Incentive Stock Option (ISO) Plan, certain key employees of the Company have been granted options to purchase shares of ILCO's common stock, at 100% of fair market value on the date of grant. At December 31, 1998 and 1997 respectively, there were no options remaining under the ISO plan to purchase shares of ILCO's common stock.

     Under ILCO's Non-Qualified Stock Option Plan, the Board of Directors of ILCO is authorized to issue options to certain officers, directors, agents and others to purchase up to 600,000 shares of ILCO's common stock at 100% of the fair market value on the date of grant but in no case less than $3.33 per share. As of December 31, 1998 and 1997, respectively, options to purchase 42,000 and 84,000 shares of ILCO's common stock were outstanding and unexercised.

     Savings and investment plans

     The Company's employees may participate in the ILCO Savings and Investment Plan that allows eligible employees who have met a one-year service requirement to make contributions to the Plan on a tax-deferred basis. A Plan participant may elect to contribute up to 16% of eligible earnings on a tax deferred basis, subject to certain limitations applicable to highly compensated employees@ as defined in the Internal Revenue Code. Plan participants may allocate contributions, and earnings thereon, between several investment options. The account balance of each participant is 100% vested at all times. Prior to the discontinuance of employer contributions effective January 1, 1990, ILCO made matching contributions of up to 50% of the first 6% of eligible compensation contributed by the plan participants. Vesting of such company contributions is based on number of years of service. In 1997, the Plan was amended to provide for a matching contribution by ILCO. The match, which is in the form of shares of ILCO common stock, is equal to 100% of an eligible participant's elective deferral contributions, as defined in the Plan, not to exceed 1% of the participant's plan compensation. Allocations are made on a quarterly basis to the account of participants who have at least 250 hours of service in that quarter.

9.   Related Parties

     Included in capital and surplus at December 31, 1998 and 1997 are two (2) surplus debentures payable to ILCO with initial principal balances of $140,000,000 and $15,000,000. The outstanding balances of both notes at December 31, 1998 and 1997 totaled $15,896,000 and $27,796,000, respectively. The rate of interest payable on the debentures is calculated as one and one-half percent (12%) above the prime lending rate as adjusted at the beginning of each quarter. The $140,000,000 debenture is payable in 43 consecutive quarterly installments of $2,000,000 each beginning December 31, 1988, with a final payment of the balance remaining due September 30, 1999. Payments on the $15,000,000 debenture are calculated based on available surplus, as defined in the surplus debenture agreement, at the end of each quarter. In accordance with the surplus debenture agreements, the Company may prepay the debentures so long as prepayment does not cause the surplus funds of the Company to be reduced below $10,000,000 (the statutory capital and surplus floor prescribed by the State of Washington). The Company has received written notification from the Washington Department of Insurance that it does not need to obtain specific permission from the Department prior to making a scheduled principal payment on the debentures. However, Investors-NA has voluntarily agreed with the Washington Insurance Commissioner that it will provide at least five days advance notice of payments which it will make under the surplus debenture. Principal payments totaling $11,150,000, $9,750,000 and $29,750,000 were made on the $140,000,000 debenture during 1998, 1997 and 1996, respectively, and payments totaling $750,000, $1,000,000 and $1,000,000 were made on the $15,000,000 debenture during 1998, 1997 and 1996, respectively. Total interest paid by the Company on the surplus debentures was $1,482,361, $3,343,711 and $5,538,469 during 1998, 1997 and 1996, respectively. Cumulative interest paid by the Company on the debentures was $93,415,549 at December 31, 1998. Unpaid accrued interest on these debentures was $400,672 and $131,225 at December 31, 1998 and 1997, respectively.

     The Company has a net balance due from or (to) related parties at December 31, 1998 and 1997 of $3,090,497 and $(2,655,380), respectively. The balance resulted from transactions consisting of reimbursement of expenses and receipts and disbursements of funds related to an administrative service agreement between various affiliates.

     Bonds include $47,644,777 of notes receivable from affiliates which comprise (a) a loan of $28,528,140 (original principal balance of $30,000,000) to Family Life Corporation (FLC), a wholly-owned subsidiary of FIC; (b) a loan of $12,375,000 (original principal balance of $22,500,000) to FLC; (c) a loan of $4,279,221 (original principal balance of $2,500,000 plus $1,779,221 of interest added to the principal) to Family Life Insurance Investment Company (FLIIC), a wholly-owned subsidiary of FIC; and
     (d) a loan of $2,462,416 to FIC. Interest received by the Company for all loans during 1998, 1997 and 1996 amounted to $4,581,721, $5,265,784 and
     $6,886,966, respectively.

     In December 1998, FLIIC was dissolved. In connection with the dissolution, all of the assets and liabilities of FLIIC became the obligations of FLIIC's sole shareholder, FIC. Accordingly, the obligations under the provisions or the $4.5 million note described above are now the obligations of FIC.

     In June 1996, the provisions of the notes from Investors-NA to FIC, FLC and FLIIC were modified as follows: (a) the $22.5 million note was amended to provide for twenty quarterly principal payments, in the amount of $1,125,000 each, to commence on December 12, 1996; the final quarterly principal payment is due on September 12, 2001; the interest rate on the note remains at 11%, (b) the $30 million note was amended to provide for forty quarterly principal payments, in the amount of $163,540 each for the period December 12, 1996 to September 12, 2001; beginning with the principal payment due on December 12, 2001, the amount of the principal payment increases to $1,336,458; the final quarterly principal payment is due on September 12, 2006; the interest rate on the note remains at 9%, (c) the $4.5 million note was amended to provide for forty quarterly principal payments, in the amount of $24,531 each for the period December 12, 1996 to September 12, 2001, beginning with the principal payment due on December 12, 2001, the amount of the principal payment increases to $200,469; the final quarterly principal payment is due on September 12, 2006; the interest rate on the note remains at 9%, (d) the $2.5 million note was amended to provide for the principal balance of the note to be repaid in twenty quarterly installments of $125,000 each, commencing December 12, 1996 with the final payment due on September 12, 2001; the rate of interest remains at 12%, (e) the Master PIK note, which was issued to provide for the payment in kind of interest due under the terms of the $2.5 million note prior to June 12, 1996, was amended to provide for the $1,977,119 principal balance of the note to be paid in twenty quarterly principal payments, in the amount of $98,855.95 each, to commence December 12, 1996 with the final payment due on September 12, 2001; the interest rate on the note remains at 12%.

     Common stocks at December 31, 1998 include: 53,400 shares of ILCO which has a book value of $380,478 and a statement value of $764,572, 145,500 common shares of FIC which has a book value of $229,890 and a statement value of $1,978,220, 55,000 common shares of Investors-IN which has a book value of $38,405,528 and a statement value of $23,098,367 and 300 common shares of ILG Securities Corporation which has a book value of $245,440 and a statement value of $217,065. Investors-IN and ILG Securities Corporation are wholly-owned subsidiaries of the Company.

     Rent and certain other operating expenses aggregating approximately $0, $822,000 and $305,000 were paid to FIC in 1998, 1997 and 1996, respectively, by the Company. The Company shares office facilities with various affiliates and is a party to an intercompany expense allocation agreement. Under this agreement, the Company was reimbursed $14 million, $18 million and $16 million in 1998, 1997 and 1996, respectively, for shared expenses it paid on behalf of its affiliates.

     In 1995, Investors-NA entered into a reinsurance agreement with Family Life pertaining to universal life insurance written by Family Life Insurance Company ( Family Life), a wholly-owned subsidiary of FIC. The reinsurance agreement is on a co-insurance basis and applies to all covered business with effective dates on and after January 1, 1995. The agreement applies to only that portion of the face amount of the policy which is less than $200,000; face amounts of $200,000 or more are reinsured by Family Life with a third party reinsurer. In 1996, Investors-NA entered into a reinsurance agreement with Family Life, pertaining to annuity contracts written by Family Life. The agreement applies to contracts written on or after January 1, 1996. These reinsurance arrangements reflect management's plan to develop universal life and annuity business at Investors-NA, with Family Life concentrating on the writing of term life insurance products.

     In October of 1993, ILCO entered into an agreement with the Chairman of the Board of Directors whereby the Chairman agreed to surrender all of his remaining common stock options for consideration of $6,847,000. Prior to entering into this agreement, ILCO had accrued compensation expense related to these options of $4,225,000. Upon entering into the agreement, additional compensation was recorded totaling $2,622,000 for the year ended December 31, 1993 to increase to a compensation to the surrender price. Accordingly, a liability was recorded for the unpaid portion of the agreement. Pursuant to this agreement, during 1993 the Chairman was paid $3,237,120 for cancellation of 240,000 of these options an during 1994 he was paid $997,520 for cancellation of 68,500 options and $379,143 for federal income tax reimbursement relating to the cancellation of options in 1993. During 1995, the Chairman was paid $836,582 for the cancellation in 1995 of options to purchase 50,000 shares of ILCO's common stock, $156,323 for the federal income tax reimbursement relating to the cancellation in 1994 of options to purchase 68,500 shares and $127,608 as the final payment relating to the cancellation in 1993 of options to purchase 240,000 shares.

     During 1996, the Company paid the Chairman: (i) $1,862,000 for the cancellation in 1996 of options to purchase 121,500 shares of the Company's common stock, plus interest at the rate of 8% per year on such amount for a one year period (for a total of $2,011,737); (ii) $120,700 for the federal income tax reimbursement relating to the cancellation in 1995 of options to purchase 50,000 shares of the Company's common stock; and (iii) $313,960 for the federal income tax reimbursement relating to the 1996 options cancellation. The federal income tax reimbursements are expensed in the period when they occurred.

     On June 12, 1991, FIC granted to the Company non-transferable options to purchase up to a total of 9.9% of the common shares of FIC. These options were granted in conjunction with the senior subordinated loan of $22.5 million and a senior loan of $2.5 million issued to the Company by FIC and a subsidiary, relating to FIC's acquisition of Family Life. The option price is $10.50 per share, equivalent to the then current market price, subject to adjustment to prevent the effect of dilution. As a result of FIC's five-for-one stock split, effective in November 1996, the option price is currently $2.10 per share. The options provide for their expiration upon final repayment of the respective loans.

     Data processing services for ILCO's and FIC's insurance subsidiaries are provided by FIC Computer Services, Inc. (FIC Computer), a subsidiary of FIC. Each of FIC's and ILCO's insurance subsidiaries has entered into a data processing agreement with FIC Computer whereby FIC Computer provides data processing services to each subsidiary for fees equal to such subsidiary's proportionate share of FIC Computer's actual costs of providing those services to all of the subsidiaries. The Company paid $1,795,790, $2,223,647 and $1,748,402 to FIC Computer for data processing services provided during 1998, 1997 and 1996, respectively.

10.  Commitments and Contingencies

     The Company is a defendant in certain legal actions related to the normal business operations of the Company. Management believes that the resolution of such matters will not have a material impact on the financial statements.

11.  Acquisition of Subsidiary

     On July 9, 1997, the Company's subsidiary Investors-IN acquired State Auto Life Insurance Company, (State Auto) an Ohio domiciled life insurer, from State Automobile Mutual Insurance Company for an adjusted cash purchase price of $11.8 million. Under the terms of the transaction, State Auto Life Insurance Company was merged with Investors-IN, with Investors-IN being the surviving entity.

     On June 30, 1998, Investors-IN acquired Grinnell Life Insurance Company (Grinnell Life), an Iowa domiciled life insurer, from Grinnell Mutual Life Insurance Company for an adjusted purchase price of $16.6 million. Under the terms of this transaction, Grinnell Life was merged with Investors-IN, with Investors-IN being the surviving entity.

     The Company's equity investment in Investor-IN reflects the impact of the above transactions.

                             REGISTRATION STATEMENT
                                       ON
                                    FORM N-4

                            Part C: OTHER INFORMATION

Item 24.   Financial Statements and Exhibits

The   following   financial   statements   and  exhibits  are  filed  with  this
Post-Effective Amendment:

(a)  Financial Statements:

     Part A:  None

     Part B:

     (i)  Registrant:

          Report of Independent Accountants

          Combined Balance Sheet, as of December 31, 1998

          Individual Statements of Operations, For the Year Ended December 31, 1998

          Individual Statements of Changes in Total Assets, For the Years Ended December 31, 1998 and December 31, 1997

          Notes to Financial Statements



     (ii) Depositor:

          Report of Independent Accountants

          Statutory  Balance  Sheets,  as of December  31, 1998 and December 31,
          1997

          Statutory Statements of Operations, for the Years Ended December 31, 1998, December 31, 1997 and December 31, 1996

          Statutory Statements of Changes in Capital and Surplus, for the Years Ended December 31, 1998, December 31, 1997 and December 31, 1996

          Statutory Statements of Cash Flows, for the Years Ended December 31, 1998, December 31, 1997 and December 31, 1996

          Notes to Statutory Financial Statements

     (b)  Exhibits:

          1. Resolution of board of directors of Investors Life Insurance Company of North America authorizing the establishment of the registrant.

          2.   Not applicable

          3 (a) Distribution Agreement between Investors Life Insurance Company of North America and INA Security Corporation (n/k/a ILG Securities Corporation).

          3    (b) Specimen Agreement between principal distributor and dealer.

          3 (c) Specimen Agreement between principal distributor and its agents (registered representatives).

          4    (a) Form of single premium variable annuity contract.

          4    (b) Form of flexible premium variable annuity contract.

          4 (c) Form of endorsement conforming the single payment and flexible payment variable annuity contracts to the requirements of section 72(s) of the Internal Revenue Code of 1954, as amended by section 222(b) of the Tax Reform Act of 1984.

          5 (a) Form of application for single payment variable annuity contract.

          5 (b) Form of application for flexible payment variable annuity contract.

          6 Certificate of incorporation and by-laws of Investors Life Insurance Company of North America.

          7    Not applicable

          8 Participation Agreement between Investors Life Insurance Company of North America, Putnam Capital Manager Trust and Putnam Mutual Funds Corp.

          9    Opinion of counsel as to the legality of the securities.

          10(a) Consent of Independent Accountants

          11   Not Applicable

          12   Not Applicable

          13   Schedule for computation of performance returns.

Item 25. Directors and Officers of the Depositor

Name and Principal        Position and Offices
Business Address*         with Depositor


Roy F. Mitte              Chairman, President and Chief Executive Officer,
                          Director

James M. Grace            Executive Vice President, Chief Financial Officer and
                          Treasurer; Director

Eugene E. Payne           Executive Vice President, Chief Operations Officer and
                          Secretary; Director

Jeffrey H. Demgen         Executive Vice President and Chief Sales and Marketing
                          Officer

Theodore A. Fleron        Senior Vice President, General Counsel and Assistant
                          Secretary; Director

Dale E. Mitte             Director

Steven P. Schmitt         Senior Vice President and Assistant Secretary;
                          Director

David C. Hopkins          Senior Vice President and Controller

Thomas C. Richmond        Senior Vice President

Walter Reed               Senior Vice President

John M. Welliver          Senior Vice President

Roberta A. Mitchell       Senior Vice President

John W. Peasley           Senior Vice President

Name and Principal          Position and Offices
Business Address*           with Depositor

Bradley A. Groff            Senior Vice President

Laurie C. Black             Senior Vice President

Cindy Hall-Davis            Senior Vice President

Ricardo A. Cruz             Vice President

Robert D. Rue               Vice President

Peter A. Tritz              Vice President

Laurie Cleveland            Vice President

Sherry Stroud               Vice President

Joanne Shattuck             Vice President

*701 Brazos Street, Austin, Texas 78701

Item 26.   Persons Controlled by or Under Common Control
             with the Depositor or Registrant

         Financial Industries Corporation (a financial services holding company, incorporated in Texas)

                      :
                      :
                      :  44.74%

         InterContinental Life Corporation (a financial services holding company incorporated in New Jersey)

                         :
                         :
                         :  100%

         Investors Life Insurance Company of North America
        (a Washington Life insurance company)

                           :           :
                           :           :
                           :           : 100%
                           :
                           :     ILG Securities Corporation:
                                   (a registered broker-dealer
                           :     incorporated in Pennsylvania)
                           :
                           :
                           : 100%
                           :
                  Investors Life Insurance Company of Indiana
                  (an Indiana life insurance company)

Item 27.   Number of Contract Owners

As of December 31, 1998 the number of contract owners of qualified and non-qualified contracts (single payment and flexible payment) issued by the Registrant was as follows:


(i)      Money Market Division:
                 Qualified..................................... 114
                 Non-qualified.................................  60

(ii)     Growth and Income II Division:
                 Qualified..................................... 474
                 Non-qualified................................. 138

(iii)    Income Division:
                 Qualified..................................... 116
                 Non-qualified................................. 133

(iv)     Voyager Division
                 Qualified....................................... 31
                 Non-qualified................................... 15



Item 28.   Indemnification

(a) The Depositor: Article VII, Section 7.1 of the By-Laws of Investors Life Insurance Company of North America provides, in relevant part, that:

     This Corporation shall indemnify its directors and officers to the full extent permitted by the Washington Business Corporation Act now or hereafter in force. However, such indemnity shall not apply on account of:
     (1) acts or omissions of the director or officer finally adjudged to be intentional misconduct or a knowing violation of law; (2) conduct of the director finally adjudged to be in violation of RCW 23B.08.310; or (3) any transaction with respect to which it was finally adjudged that such director or officer personally received a benefit in money, property, or services to which the director or officer was not legally entitled.

     This Corporation shall advance expenses for such persons as authorized by separate directors' resolutions or contracts.



(b)  The Principal Underwriter: Article VII, Section 7.4 of the By-Laws of ILG

     Securities Corporation provide, in relevant part, that:

     The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the corporation to procure a judgment in its favor of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation as a partnership, joint venture, trust of other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and expect that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and

Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction on the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter:

(a) The principal underwriter for the Contracts issued by the Registrant is ILG Securities Corporation, 701 Brazos Street, Austin, Texas 78701. ILG Securities Corporation also acts as a principal underwriter for variable annuity contracts issued by Life Insurance Company of North America (an indirect, wholly-owned subsidiary of CIGNA Corporation), and funded through Life Insurance Company of North America Separate Account A.

(b)  The officers and directors of ILG Securities Corporation are as follows:


Name and                                            Positions and offices
Business Address*                                   with Underwriter

James M. Grace                                      Director

Eugene E. Payne                                     Director

Roberta A. Mitchell                                 President; Director

Ricardo A. Cruz                                     Treasurer

David C. Hopkins                                    Assistant Treasurer

Theodore A. Fleron                                  Secretary

*701 Brazos Street, Austin, Texas 78701.

(c) The following table sets forth information pertaining to commissions and other compensation received by ILG Securities Corporation from Investors Life Insurance Company of North America during the fiscal year ended December 31, 1998:

     (1)  Net underwriting discounts and commissions*.......$-0-

     (2)  Compensation on redemption or annuitization....... -0-

     (3)  Brokerage commissions............................. -0-

     (4)  Compensation**...................................$ -0-

         *Represents amounts paid to principal underwriter.

         **Represents amounts paid to principal underwriter by Sponsor in connection with the provision of ongoing Contract Owner administrative services.



Item 30.   Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and Rules 31a-1 to 31a-3 thereunder, and records relating to shareholders are maintained by Investors Life Insurance Company of North America, Separate Accounting Unit, 701 Brazos Street, Austin, Texas 78701. Corporate records pertaining to the Depositor, including its Certificate of Incorporation, By-Laws and Resolution of Board of Directors authorizing establishment of the Separate Account, are maintained by its Secretary, whose business address is 701 Brazos Street, Austin, Texas 78701.


Item 31.   Management Services

Not Applicable.

Item 32.   Undertakings

The Sponsor of the Registrant hereby undertakes:

     (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old, so long as payments under the Contracts may be accepted;

     (b) to include in the prospectus a form letter which the investor can remove to send to the Depositor to obtain a copy of the Statement of Additional Information. (c) to mail a copy of the Statement of Additional Information promptly upon receipt of (i) a written request on the form described in sub-paragraph (b), above, or other written request directed to the address shown on the cover page of the current prospectus of the Registrant, or (ii) an oral request to the telephone number shown on the cover page of the current prospectus of the Registrant. (d) that it intends to rely upon the provisions of the SEC staff no-action letter dated November 28, 1988, issued to the American Council of Life Insurance (Ref. No. IP- 6-88). The sponsor of the Registrant represents that it has complied with the provisions of paragraphs (1) to (4) of said letter.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Sponsor of the Registrant has caused this Post-Effective Amendment No. 25 to the Separate Account I Registration Statement to be duly signed on behalf of the Registrant in the City of Austin, and the State of Texas, on the 29th day of April, 1999.


                               SEPARATE ACCOUNT I
                                  (Registrant)

                  By:     Investors Life Insurance Company
                            of North America

                    /s/ Roy F. Mitte
                Roy F. Mitte Chairman, President
                and Chief Executive Officer

Pursuant to the requirements of paragraph (b)(4) of Rule 485 under the Securities Act of 1933, the Registrant hereby certifies that this Post-Effective Amendment No. 25 meets all of the requirements for effectiveness pursuant to paragraph (b) of said Rule 485.

Pursuant to the requirements of the Securities Act of 1933, this Separate Account I Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

  /s/ Roy F. Mitte                  /s/ James M. Grace
Roy F. Mitte                      James M. Grace
Principal Executive Officer       Principal Financial Officer
Director                          Principal Accounting Officer
                                  Director

 /s/ Eugene E. Payne                /s/ Theodore A. Fleron
Eugene E. Payne                   Theodore A. Fleron
Director                          Director

 /s/ Jeffrey H. Demgen            /s/ Steven P. Schmitt
Jeffrey H. Demgen                 Steven P. Schmitt
Director                          Director

 /s/ Dale E. Mitte
Dale E. Mitte
Director

                                      EXHIBIT INDEX


Exhibit No.  Page No.   Description

  1 *         Ex-4      Resolution of board of directors of Investors Life
                        Insurance Company of North America authorizing the establishment of the registrant.

  2                     Not applicable

  3 (a) *     Ex-7      Distribution Agreement between Investors Life
                        Insurance Company of North America and INA
                        Security Corporation (n/k/a ILG Securities
                        Corporation).

  3 (b) *     Ex-12     Specimen Agreement between principal distributor
                        and dealer.

  3 (c) *     Ex-17     Specimen  Agreement between principal distributor
                        and its agents (registered representatives).

  4 (a) *     Ex-36     Form of single premium variable annuity contract.

  4 (b) **    Ex-46     Form of flexible premium variable annuity contract.

  4 (c) ***   Ex-58     Form of endorsement conforming the single payment
                        and flexible payment variable annuity contracts to the requirements of section 72(s) of the Internal Revenue
                        Code of 1954, as amended by section 222(b) of the Tax Reform Act of 1984.

  5 (a) *     Ex-62     Form of application for single payment variable
                        annuity contract.

  5 (b) **    Ex-66     Form of application for flexible payment variable
                        annuity contract.

  6 ****      Ex-70     Certificate of incorporation and by-laws of Investors
                        Life Insurance Company of North America.

  7                     Not applicable



                                      Ex-1

Exhibit No.    Page No. Description

8              Ex-108   Participation Agreement between Investors Life
                        Insurance Company of North America, Putnam
                        Capital Manager Trust and Putnam Mutual Funds
                        Corp. Filed with Post-Effective Amendment No. 20, dated April 14, 1995 and filed herewith in order to comply with the requirements of Reg.
                        ss.232.303(a)(3), pertaining to the electronic submissions more than three years after a Registrant's Edgar phase-in date.


9              Ex-120   Opinion of counsel as to the legality of the
                        securities.

10(a)          Ex-122   Consent of Independent Accountants

11                      Not Applicable

12                      Not Applicable

13             Ex-123   Schedule for computation of performance returns.
                        Filed with Post-Effective Amendment No. 11 (Form
                        N-4), and filed herewith in order to comply with the requirements of Reg.ss.232.303(a)(3), pertaining to the electronic submissions more than three years after a Registrant's Edgar phase-in date.


* Filed as an exhibit to Amendment No. 1 to Form N-8B-2(File No. 811-3470) dated July 7, 1982, and filed herewith in order to comply with the requirements of Reg. ss.232.303(a)(3), pertaining to the electronic submissions more than three years after a Registrant's Edgar phase-in date.

** Filed as an exhibit to Amendment No. 3 to Form N-8B-2 (File No. 811-3470) dated September 24, 1982, and filed herewith in order to comply with the requirements of Reg. ss.232.303(a)(3), pertaining to the electronic submissions more than three years after a Registrant's Edgar phase-in date.

*** Filed with Post-Effective Amendment No. 4 (Form S-6) dated March 1, 1985, and filed herewith in order to comply with the requirements of Reg. ss.232.303(a)(3), pertaining to the electronic submissions more than three years after a Registrant's Edgar phase-in date.

**** The initial certificate of incorporation and by-laws of the Registrant were filed as an

                                      Ex-2
     exhibit to Amendment No. 1 to Form N-8B-2 (File No. 811-3470) dated July 7, 1982. The certificate of incorporation and by-laws of the Registrant which were adopted in connection with the redomestication of the Registrant from the Commonwealth of Pennsylvania to the State of Washington are filed herewith in order to comply with the requirements of Reg. ss.232.303(a)(3), pertaining to the electronic submissions more than three years after a Registrant's Edgar phase-in date.





                                      Ex-3

                                   Exhibit 1

               Resolution of Board of Directors of Investors Life
                       Insurance Company of North America
                Authorizing the Establishment of the Registrant


     WHEREAS, it is desired that the Company should engage in the business of reinsuring and issuing various forms of variable annuity contracts.

     BE IT RESOLVED THAT

     1. The Company shall and it hereby does establish one more separate accounts pursuant to Section 406.2 (a) of The Insurance Company Law of 1921, May 17, P.L. 682, as amended (40 P.S. Section 506.2 (a)) of which one such account is hereby designated as INA Investors Separate Account A ("Account A") and a second such separate account shall be designated as INA Investors Separate Account B ("Account B"). The remaining separate accounts ("Accounts") shall be designated by the President from time to time.

     2. The Company may allocate to Account A, Account B, and the Accounts any amounts (including without limitation proceeds applied under optional modes of settlement) to provide for the issuance and reinsuring of all forms of annuities (and benefits incidental thereto) payable in fixed or variable amounts or both, subject to the applicable provisions of state and federal law.

     3. Account A and Account B shall each be registered as an investment company in the form of a unit investment trust under the Investment Company Act of 1940.

     4. The Accounts shall be registered under the Investment Company Act of 1940 only if the President shall determine that such action be necessary. In such event, the President shall designate the form of such registration.

     5. The Company may issue any and all forms of variable annuity contracts as shall be approved by the President or a Vice President, such approval to be evidenced by their signatures or facsimile signatures to the same.

     6. Any and all variable annuity contracts may be registered under the Securities Act of 1933 in such amounts as shall be determined by the President or any Vice President of the Company from time to time and may be filed for approval for issuance in any state in which the Company is authorized to conduct its business upon the written approval of the President or any Vice President of the Company.

     7. The Company is authorized to enter into any and all lawful agreements relating to the issuance of variable annuity contracts as may be required from time to time including but not limited to distribution agreements and custodial agreements, as determined by any officer of the Company. Where required, the Company shall comply with the Securities Exchange Act of 1934 and all other federal and state laws in connection with the sale of its variable annuity contracts.


                                      Ex-4

     8. The officers of the Company are hereby authorized and directed to take all action necessary to effect the establishment of Account A, Account B and
Accounts, including, without limitation, the execution of any and all instruments, the preparation, execution and filing of all instruments in Pennsylvania and any other state or other jurisdiction in which the Company is authorized to conduct its business, the preparation, execution and filing of registration statements, contracts, amendments and exhibits thereto, proxy statements, proxies, applications, and other instruments that they may deem necessary or advisable to enable Account A, Account B or the Accounts to comply with any rules, regulations or requirements of the states, territories of the United States, other lawful jurisdictions, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, or under any other securities act under the jurisdiction of the SEC or any other federal law in connection with any variable annuity contracts offered in connection with Account A, Account B, or the Accounts; further including, without limitation, the filing of a power of attorney in a form approved by a resolution of the Company appointing named individuals as true and lawful attorneys and agents of the Company, Account A, Account B and Accounts to do the acts and things therein described and finally to do such other acts and things as may be necessary to carry out the purposes and intent of this resolution.



                                     /s/ Theodore A. Fleron, Assistant Secretary

                                     Ex-5

            CERTIFIED to be a true and correct copy of the Resolution

            adopted by the Board of Directors of INVESTORS LIFE

            INSURANCE COMPANY OF NORTH AMERICA at a Regular Meeting

            held on October 4, 1978, a quorum being present.


                                     /s/ Theodore A. Fleron, Assistant Secretary

                                      Ex-6

                                  Exhibit 3(a)

            Distribution Agreement Between Investors Life Insurance
             Company of North America and INA Security Corporation
                       (n/k/a ILG Securities Corporation)

                    VARIABLE ANNUITY DISTRIBUTION AGREEMENT

     THIS AGREEMENT made this _____ day of June, 1982, by and between INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA ("Investors Life"), a corporation organized and existing under the laws of Pennsylvania, and INA SECURITY CORPORATION ("Distributor"), a corporation organized and existing under the laws of Pennsylvania:

     WHEREAS, Investors Life is the sponsor of CIGNA Separate Account I ("Account"), a unit investment trust registered under the Investment Company Act of 1940 ("40 Act"), through which it will offer and issue various forms of variable annuity contracts (the "Contracts") which are or will be registered under the Securities Act of 1933 ("33 Act"), and wishes to issue these Contracts to the general public; and

     WHEREAS, Distributor is a broker/dealer registered under the Securities Exchange Act of 1934 (11134 Act"), a member of the National Association of Securities Dealers Inc. ("NASD") , and a licensed life insurance agency under Pennsylvania law; and

     WHEREAS, Distributor is interested in promoting and distributing the Contracts through SEC registered dealers and their qualified personnel, and is financially able and employs qualified personnel to accomplish such activities;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto hereby covenant and mutually agree as follows:

     1. DISTRIBUTION OF CONTRACTS BY DISTRIBUTOR. Distributor agrees to act as a principal distributor for the Contracts and will have the right, as principal, to enter into agreements with securities dealers who are registered under the '34 Act and are members of the NASD and whose representatives are properly licensed with Investors Life under applicable state insurance law, to permit such dealers to engage in the solicitation and sale of the Contracts to the general public through such properly licensed personnel and take orders ("Applications") therefor at the current public offering price. (Such individuals or firms will hereafter be referred to as "Dealers".) Investors Life shall be a party to all such Dealer agreements. It is understood that Distributor's function as principal distributor is limited to sales relationships with Dealers, except as otherwise provided in Section 8 hereof.

     Distributor shall also have the right, but not the obligation, as Dealer, to sell Contracts to the public upon such conditions as Investors Life from time to time may determine, all such sales to comply with the '33 Act, '40 Act,'34 Act,

                                      Ex-7
the NASD and applicable insurance laws and regulations. The price at which the Contracts are offered to the public through Distributor shall be computed and shall be effective as set forth in the Prospectus of Account describing such Contracts, current as of the time of such sale.

     2. CUSTOMER APPLICATIONS. The current Prospectus for the Contracts shall provide that all customer Contract Applications and initial payments for the Contracts shall be transmitted by the Dealers to Investors Life at its Home Office for acceptance and confirmation or rejection, or to a designee authorized by Investors Life for such purposes.

     Upon the receipt of any Contract payment and the acceptance of an Application for the purchase of such Contract, Investors Life or Distributor will confirm such acceptance to the appropriate Dealer, if any, and to the Contract owner who submitted the Application. Investors Life will thereafter issue such Contract for delivery to the owner as soon as practicable after its receipt and acceptance of the Application and payment therefor.

     3. SUPERVISION - BOOKS AND RECORDS. Distributor shall establish such rules and procedures as may be necessary to supervise diligently the sales activities of its agents or employees. The Dealer agreements shall require the Dealers to establish similar rules and procedures governing the sales activities of their agents and employees. The Dealer agreements shall provide that upon request by Investors Life or Distributor, the Dealers shall furnish to Investors Life or Distributor such appropriate records as may be necessary to insure such diligent supervision. Distributor will maintain or cause to be maintained for it all books and records required to be maintained by it under applicable Federal and state law and NASD regulations.

     Distributor will maintain at its own expense insurance against public liability in such an amount as the Officers or Directors of Investors Life may from time to time reasonably request.

     4. AUTHORIZED MATERIAL. Distributor will not prepare or distribute any materials other than Investors Life's and Account's current and effective Prospectus, and such supplemental sales literature or advertising as is approved by Investors Life in writing. Distributor agrees to file with the Securities and Exchange Commission and the NASD, and such state securities authorities as Investors Life prescribes, copies of any advertisement, pamphlet, circular, form letter, or other sales literature relating to Account or the Contracts used by Distributor and addressed to or intended for distribution to prospective investors, within the time required by such regulatory authorities and to furnish Investors Life at its Home

                                      Ex-8

Office with sufficient copies of all such material to meet Investors Life's needs. Investors Life will make all filings of all material which it is required to file by the insurance laws and regulations of any state or Federal agency.

     5. INVESTORS LIFE - JURISDICTION. Investors Life shall comply with the applicable laws and regulations of the United States and of the individual states within which Distributor and Investors Life may do business, including but not limited to jurisdictions where the Contracts are offered for sale, and will conduct its affairs with the Dealers and Contract offerees and purchasers in accordance with the '33 Act, the '34 Act, the '40 Act and the Rules of the NASD including its Rules of Fair Practice.

     6. CONTRACT REGISTRATION. Investors Life, at its expense, will (a) prepare, file and will take all reasonable action to keep effective the '33 Act and '40 Act Registration Statements and Prospectuses and state approvals covering the offering of the Contracts and Account as may be necessary to meet Distributor's reasonable requirements for distribution and sale of the Contracts in all jurisdictions where they may lawfully be sold, notify Distributor if such material ceases to be effective, and advise Distributor as to such jurisdictions where the Contracts may be offered for sale or sold; (b) provide Distributor with the "net accumulation unit values" of Account computed as at the time(s) prescribed by and in compliance with all pertinent requirements of the NASD and the Securities and Exchange Commission; (c) pay the fees required to have Dealer personnel licensed under applicable state law to offer the Contracts for sale to the public.

     7. BOOKS AND RECORDS - INVESTORS LIFE. Investors Life will maintain all books and records with respect to the Contracts required to be maintained by it under applicable Federal securities laws and the applicable insurance laws and regulations of the states in which the Contracts are offered for sale. Distributor may request that all or some of the books and records required to be maintained by it as a registered broker/dealer, in connection with the sale of the Contracts, be prepared and maintained by Investors Life or an affiliate thereof as agent for Distributor. Any such books and records with respect to the Contracts which Investors Life agrees to keep and maintain for Distributor shall be the joint property of Distributor and Investors Life and they will be made available for examination by the Securities and Exchange Commission, the NASD, and state insurance agencies in accordance with the applicable laws and regulations.

     8. CONTRACT OWNER SERVICES. At the request of Investors Life, Distributor will require the Dealers to maintain facilities and provide competent personnel to respond to Contract owners' routine requests for information and forms in connection

                                      Ex-9
with the exercise of rights and privileges afforded under the Contracts. Distributor shall require such Dealers to perform Contract owner servicing in accordance with the rules and procedures of Investors Life.

     In the event Investors Life requests a Dealer to provide such Contract owner services, Distributor agrees to compensate such Dealer in such amounts as may be agreed upon by Investors Life and the Distributor.

     9. RESERVATION OF RIGHTS. Investors Life reserves the right to refuse at any time to issue any of the Contracts for any reason deemed adequate by it. Investors Life shall at all times have the sole right to appoint and/or license for insurance purposes or to terminate the insurance license under applicable insurance law of any person or Dealer.

     10. COMPENSATION. In full satisfaction of all services herein agreed to be performed by it, Distributor shall receive commissions from Investors Life in accordance with the Compensation Addendum attached hereto.

     11. TERMINATION. This Agreement shall become effective on the date of signing and shall continue for a period of one year and from year to year thereafter, subject to termination by either party upon six months' prior written notice to the other party, except that in the event Distributor shall cease to be a registered broker/dealer or a member of the NASD, this Agreement shall immediately terminate. This Agreement may not be assigned by either party without the written consent of the other party.

     Subject to the provisions of the immediately preceding paragraph, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, provided, however, that this Agreement shall terminate automatically upon assignment by Distributor as provided for and defined in the '40 Act, as amended, unless under an appropriate exemptive provision of such Act, the Securities and Exchange Commission shall determine that a conditional or unconditional order of exemption is necessary or appropriate in the public interest and consistent with the protection of investors and the purpose fairly intended by the policy and practice of such Act; in which event this Agreement shall continue in full force and effect.

     12. GOVERNING LAW. It is the intention of the parties hereto that this Agreement shall be governed and construed according to the laws of the Commonwealth of Pennsylvania.

                                      Ex-10

                INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA

(SEAL)


                By:_______________________________________________

ATTEST:

______________

                INA SECURITY CORPORATION


(SEAL)

               By:________________________________________________

ATTEST:

_______________







7255A

                                      Ex-11

                                  Exhibit 3(b)

          Specimen Agreement Between Principal Distributor and Dealer


                             PRINCIPAL DISTRIBUTOR
                            INA SECURITY CORPORATION
                                1600 ARCH STREET
                        PHILADELPHIA, PENNSYLVANIA 19101

                       VARIABLE ANNUITY DEALER AGREEMENT


Dealer_______________________________________________________________("Dealer")

Address_______________________________________________________________________

Date of Agreement_____________________________________________________________

Effective
Date__________________________________________________________________________

     1. INA Security Corporation ("Security Corp.") is the principal distributor of variable annuity contracts (the "Contracts") issued by Investors Life Insurance Company of North America ("Investors Life") through the CIGNA Separate Account I (the "Separate Account").

     2. Dealer is hereby appointed by Security Corp. and Investors Life to supervise solicitations for and sales of the Contracts and to perform certain administrative duties with respect to the Contracts as outlined herein, subject to the terms and conditions set forth below.

     3. Dealer represents that it is a registered broker/dealer under the Securities Exchange Act of 1934, as amended, (the "1934 Act") and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD") . Dealer agrees to maintain its registration under the 1934 Act and its membership in good standing with the NASD during the term of this Agreement. Dealer agrees to abide by all rules and regulations of the NASD and to comply with all applicable state and Federal laws and the rules and regulations of regulatory agencies having jurisdiction which may affect the sale of the Contracts.

     4. Dealer agrees to select persons associated with it ("registered representatives") who Dealer shall train and qualify as agents to solicit applications for the Contracts in conformance with applicable state and Federal laws. Such registered representatives of Dealer will be permitted o solicit sales of Contracts only in states where Investors Life is authorized to transact a variable annuity business and where the registered representative is licensed by appointment with Investors Life to solicit the Contracts.

                                      Ex-12

     5. Solicitations for the Contracts hereunder will be made only by NASD registered representatives of Dealer who possess the required licenses and appointments, including, but not limited to registration with the NASD. Continued solicitation for the Contracts shall be contingent upon the continued qualification of such registered representatives under all applicable laws including but not limited to possession of the required licenses and appointments.

     6. The activities of all registered representatives of Dealer, who are referred to in paragraphs 4 and 5 will be under the direct and diligent supervision of Dealer. Dealer shall perform its supervisory duties in strict compliance with Investors Life's and Security Corp's. rules and the laws, rules and regulations of the NASD, the Securities and Exchange Commission, and any other government or other agencies that have jurisdiction over variable annuity contracts. Dealer shall indemnify and hold Security Corp. and Investors Life harmless from any wrongful acts committed by its registered representatives in the solicitation for the Contracts.

     7. Dealer also agrees to perform the following administrative duties in connection with the solicitation, sale and servicing of the Contract by its duly licensed and appointed registered representatives.

          A. Dealer will review all applications for the Contracts for completeness and will promptly forward such applications together with all gross purchase payments to Investors Life, together with any other documents concerning such applications. It is expressly understood that Investors Life reserves the right to reject any such application.

          B. Dealer will maintain appropriate books and records concerning the activities of its registered representatives authorized to solicit and sell the Contracts, as are required by the SEC, NASD and other regulatory agencies that have jurisdiction or that may be reasonably required by Investors Life and Security Corp. Such books and records shall be considered to be the books and records of Investors Life and available to Investors Life or Security Corp. at any reasonable time upon written notification to Dealer.

          C. Dealer will review for completeness all applications for licensing submitted by its registered representatives for initial appointment and renewal as variable annuity agents with Investors Life. Dealer will also maintain variable annuity agent records and will notify Investors Life of any notice Dealer may receive

                                      Ex-13
          concerning   the   suspension   or   revocation   of  any   registered
          representative's variable annuity license.

          D. Dealer will process and pay to variable annuity agents all commissions on behalf of Investors Life and Security Corp. for sales of the Contracts. Dealer will also maintain complete records on total compensation received from sales of the Contracts and the allocation of such compensation by Dealer for the administrative duties it performs and the commissions paid to variable annuity agents.

          E. Dealer will establish rules and procedures as may be necessary to supervise diligently the sales activities of its agents and employees. Upon written request by Investors Life or Security Corp., Dealer shall promptly furnish such appropriate records as may be necessary to insure such diligent supervision.

          F. Dealer will maintain facilities on behalf of Investors Life and provide competent personnel to respond to Contract owners' routine requests for information and forms in connection with the exercise of rights and privileges afforded under the Contracts. Dealer shall perform such Contract Owners servicing in a manner (i) as is necessary to assure prompt and satisfactory attention to Contract Owner needs and (ii) in accordance with the rules and procedures as may be established from time to time by Investors Life.

          G. Dealer will disseminate all, directives, procedural rules and information releases that may be issued by Investors Life from time to time, to appropriate administrative personnel and registered representatives, and maintain a record thereof.

     8. Dealer agrees that registered representatives will offer and sell the Contracts only in accordance with the terms and conditions of the then current prospectus applicable to the Contracts and will make no representations not included in the prospectus or in any authorized supplementary material approved by Security Corp. and Investors Life. Dealer shall not use or permit to be used sales literature or advertising with regard to the Contracts other than with the prior written approval of Security Corp. and Investors Life.

     9. Compensation for sales of the Contracts and Dealers diligent supervision of sales personnel in accordance with the Dealer's Compensation attached hereto, or the same as may be amended to time by Investors Life and Security Corp. and at the time of issuance of a Contract.

                                      Ex-14

     10. This Agreement may not be assigned except by mutual consent and shall continue for a period of one year and from year to year thereafter subject to termination by any party upon 30 days' prior written notice to the parties at their normal place of business, except that in the event the Dealer ceases to be a member of the NASD or not possess the requisite licenses and the appointments this Agreement shall immediately terminate. No compensation shall be payable to Dealer following termination of this Agreement, unless otherwise specifically provided in the Dealers Compensation Schedule hereto. Security Corp. and Investors Life reserve the right of revising the amount of Compensation paid to Dealer under paragraphs 9 and 10 at any time upon the mailing of written notice to Dealer at its last known address.

     11. Failure of any party to terminate this Agreement for any of the causes set forth therein shall not constitute a waiver of the right to terminate this Agreement at a later time for any such causes.

     12. Dealer understands and agrees that in performing the services covered by this Agreement, it is acting in the capacity of an independent contractor and not as agent or employee of Security Corp. or Investors Life, and that it is not authorized to act for Security Corp., nor to make any representation on behalf of Security Corp. or Investors Life.

     13. This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, and shall be binding upon receipt by Security Corp. of a counterpart duly accepted and signed by the Dealer and Investors Life.

     14.  This  Agreement  shall  supersede  and  revoke  all prior  agreements,
discussions  or  understandings,   whether  written  or  oral,   concerning  the
Contracts.

                                      Ex-15

DEALER:                            INA SECURITY CORPORATION

BY____________________________     BY_________________________

TITLE_________________________     TITLE______________________


                                   INVESTORS LIFE INSURANCE
                                   COMPANY OF NORTH AMERICA

                                   BY_________________________

                                   TITLE______________________

                                      Ex-16

                                  Exhibit 3(c)

                Specimen Agreement Between Principal Distributor
                   and its Agents (Registered Representatives)


               INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
                            INA SECURITY CORPORATION

                         DEALER'S COMPENSATION SCHEDULE

                               (EFFECTIVE ______,1982)

Sales Compensation for Single Premium Variable Annuity Contract (Forms 82SPL15 or 82SPN15) solicited by Dealer's registered representatives shall be in an amount equal to 4% of purchase payments for such contracts, subject to the following rules:

     A. Sales Compensation shall be payable each month to Dealer based upon the total of all such single premium variable annuity contracts issued and made effective by Investors Life Insurance Company of North America ("Investors Life") during such months; provided, however, that no such compensation shall be payable where a purchase payment is the result of a transfer of all or part of the cash values of an annuity contract issued by:_______________________________
________________________________________________________________________________
________________________________________________________________________________

     B. Receipt of Sales Compensation by Dealer shall fully discharge Investors Life and INA Security Corp., jointly and severally, from further obligation to Dealer to the extent of payment so received.

     C. Dealer agrees that in the event that a Single Premium Annuity Contract (Forms 82SPLl5 or 82SPN15) is surrendered during the Inspection Period thereunder, 100% of the Compensation paid on the account of such Contract will be refunded by Dealer to Security Corp. and Investors Life.

     D. Investors Life and INA Security Corp. reserve the right at any time and from time to time to change the rates of compensation payable for contracts applied for on or after the effective date of such change.

                                      Ex-17

               INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
                            INA SECURITY CORPORATION

                      DEALER'S BONUS COMPENSATION SCHEDULE

                               (EFFECTIVE _____,1982)

     As additional compensation for the performance of sales supervisory activities, Dealer shall be paid Bonus Compensation on sales of Single Premium Variable Annuity Contract (Forms 82SPL15 or 82SPN15) solicited by Dealer's registered representatives in an amount equal to ____% of purchase payments for such contracts, subject to the same rules of Investors Life Insurance Company of North America and INA Security Corporation as are contained in Dealer's Compensation Schedule of even date herewith.

                                      Ex-18

               INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
                              ("Investors Life")
                                1600 ARCH STREET
                        PHILADELPHIA, PENNSYLVANIA 19101

Dealer:_________________________________________________________________________

Address:________________________________________________________________________

Date of Dealer Agreement:_______________________________________________________

                             SERVICE FEE AGREEMENT
                         (EFFECTIVE DECEMBER 31, 1982)

     WHEREAS, Dealer has agreed to perform certain Contract owner services on behalf of Investors Life pursuant to a Variable Annuity Dealer Agreement relating to sales of certain Investors Life contracts funded through its CIGNA Separate Account I ("Separate Account"); and

     WHEREAS, Dealer acknowledges that Investors Life may, but is not obligated to, provide compensation in addition to Sales Compensation from time to time for the performance of such Contract owner service obligations; and

     WHEREAS,   Investors  Life  desires  to  provide  additional   compensation
effective December 31, 1982 and until further notice,

     NOW,  THEREFORE,  in  consideration  of  the  above  premises,   Additional
Compensation for Contract owner services shall be payable to Dealer by Investors Life as follows:

     1. Beginning on the effective date of this Schedule, and at the end of each calendar quarter thereafter, Investors Life shall determine, in its sole discretion, the value of assets of its CIGNA Separate Account I which are attributable to the Single Premium Annuity Contracts (Forms 82SPLl5 or 82SPN15) currently serviced by Dealer ("CIGNA assets").

     2. Dealer shall be paid a quarterly Service Fee based on the value of its CIGNA assets at the end of the quarter, multiplied by a factor of .0005 provided (1) such CIGNA assets equal or exceed $5OO,000 and (2) the Dealer is performing said Contract Owner Service obligations to the satisfaction of Investors Life.

     3. In no event will Investors Life pay Service Fees for an amount less than $250 each calendar quarter. Each calendar quarter's calculation of CIGNA's assets by

                                      Ex-19

     Investors Life shall be determined without reference to any previous calculation.

     4. Investors Life reserves the right to modify or terminate payment of such Service Fees upon 60 days prior notice to Dealer at its last known address. Payment of Service Fees shall terminate in any event upon termination of the Variable Annuity Dealer Agreement.



7332A

                                      Ex-20

INA
Investors Life Insurance Company of North America
INA Security Corporation

                        VARIABLE ANNUITY AGENT AGREEMENT

The Investors Life Insurance Company of North America ("Investors Life"), INA Security Corporation (the "Dealer") ______________ and ("Agent") Code Number _________ Social Security Number _____________ agree this _______ day of
______,19__ as follows:

     1. EFFECTIVE DATE. This Agreement shall be effective as of ) 19 , or, if later upon the Agent becoming properly licensed with Investors Life to solicit applications for Investors Life variable annuity contracts (the "Contracts").

     2. APPOINTMENT - DUTIES.

     (a) Agent is appointed by Dealer as its representative to solicit applications for Contracts in such territory as may be determined by Investors Life and the Dealer. This appointment of territory is not exclusive.

     Investors Life reserves the right to accept business placed in the territory of the Agent by other agents of Investors Life and to make such rules and regulations concerning the territory as it deems necessary.

     (b) This Agreement is not a contract of employment and nothing herein contained shall be construed to create the relationship of employer and employee between Investors Life and the Agent, or between the Dealer and the Agent. Agent is an independent contractor and shall be free to exercise his own judgment and discretion as to the persons from whom he will solicit applications for Contracts, as to the time and place of solicitation, and as to the methods by which the desired results are to be obtained, subject to rules and regulations with respect to the conduct of the business covered by this Agreement, as more particularly described in Section 2(d) below.

     (c) The Agent shall forward all Contract proposals, applications and initial purchase payments to Dealer

                                      Ex-21
     without deduction for compensation. Investors Life and Dealer reserve the right to reject any Contract application and return any payment received with that application. Contracts issued by Investors Life on accepted applications will be forwarded to the Agent for delivery to the Contract owner or, at the sole discretion of Investors Life, directly to the Contract Owner. The initial purchase payment shall be in the form of check or money order payable to the order of the Investors Life Insurance Company of North America.

     (d) The Agent shall comply with all rules and regulations as the National Association of Securities Dealers, Inc., the Securities and Exchange
     Commission, Investors Life, or the Dealer relating to the sale of the Contracts, observe all applicable state and Federal laws relating to such sales and submit to supervision by Dealer to insure necessary compliance. In addition, the Agent

          (i) shall at the time of solicitation furnish a current prospectus for the Contracts and for the applicable underlying mutual funds which conform to the requirements of the Securities Act of 1933;

          (ii) shall adhere to high standards of commercial honor and just and equitable principles of trade in all respects in the sale of the Contracts;

          (iii) shall not use advertising media, sales literature or other solicitation materials unless approved in writing or supplied by Investors Life and the Dealer;

          (iv) shall not directly or  indirectly  improperly  replace  insurance
          policies,   annuities  or  securities  of  other  companies   offering
          investment securities, annuities or insurance;

          (v) shall maintain facilities and provide competent personnel to respond to Contract owners' routine requests for information and forms in connection with the exercise of rights and privileges afforded under the Contracts. General Agent shall perform such Contract owners' servicing in a manner (i) as is necessary to assure prompt and satisfactory attention to Contract owner

                                      Ex-22
          needs and (ii) in accordance with the rules and procedures as may be established from time to time by Investors Life or Dealer; and

          (iv) shall disseminate all directives, procedural rules and information releases as may be issued by Dealer or Investors Life from time to time, to appropriate administrative personnel and maintain a record thereof.

     3. LIMITATIONS. Agent shall not have authority to make, alter, vary or discharge Contracts, to extend time for initial purchase payment for Contracts, to receive funds due Investors Life or the Dealer except as provided above, to endorse or negotiate checks payable to Investors Life or the Dealer, to institute legal proceedings on behalf of Investors Life or the Dealer, or to voluntarily accept service of legal process on behalf of Investors Life or the Dealer except by specific written authorization signed by an officer of the respective company.

     AGENT AGREES TO RENDER NO INVESTMENT ADVICE, WHETHER FOR COMPENSATION OR OTHERWISE, WITHOUT THE PRIOR WRITTEN CONSENT OF DEALER AND INVESTORS LIFE.

     4. COMPENSATION. The Agent shall be entitled to compensation for sales of Contracts issued on applications solicited by Agent in accordance with the Agent's Compensation Schedule attached to this Agreement and which is in effect at the time the Contracts are issued by Investors Life. Investors Life and Dealer reserve the right to change the schedule of compensation as to Contracts issued by Investors Life after the effective date of such change. The Agent shall refund compensation paid on any Contract which is tendered for redemption during the Inspection Period thereunder.

     5. SET-OFF FOR INDEBTEDNESS. Dealer or Investors Life shall have the right at any time and from time to time to set-off against any amounts due Agent under this Agreement or independently hereof (i) any indebtedness, obligations, fees and taxes imposed by reason of this Agreement which Dealer and Investors Life, in their sole discretion, deem it advisable to pay to discharge for the benefit of Agent (and Dealer and Investors Life are hereby authorized to pay such indebtedness, obligations, fees and taxes) and (ii) any indebtedness, matured or unmatured, absolute or contingent, of Agent to Dealer or Investors Life, whether arising under this Agreement or independently hereof. As security for all such payments made for the benefit of Agent and for all such indebtedness, Agent hereby transfers, assigns and grants to Dealer and Investors Life a

                                      Ex-23
     security interest in and a lien upon all amounts now or hereafter payable to Agent hereunder. Such security interest, lien and right to set off shall not be extinguished by the termination of Agent's appointment hereunder.

     6. ASSIGNMENT. Agent shall have no right to assign, transfer, encumber or otherwise dispose of the Agreement or any interest therein except with the prior written consent of Dealer and Investors Life, and any purported assignment, transfer, encumbrance or other disposition shall be void.

     7. FIDELITY BOND, LEGAL ACTIONS. Agent shall promptly upon demand by Dealer or Investors Life furnish and maintain at his own expense a bond satisfactory to Dealer or Investors Life for the payment of all sums which may become payable to Dealer or Investors Life. Agent shall pay to Dealer or Investors Life on demand any sums expended by Dealer or Investors Life in answering any attachment, garnishment or other legal proceeding involving Agent, and all such sums shall be a debt hereunder.

     8. WAIVERS, AMENDMENTS AND CONSTRUCTION. No failure or delay on the part of Dealer or Investors Life in exercising any power or right hereunder shall operate as a waiver thereof. All remedies hereunder or afforded by law shall be cumulative and not alternative. No amendment, alteration, or change of any nature of this Agreement shall be valid unless made in writing and duly executed with the same formalities as the Agreement. This Agreement shall be construed under, and the rights and duties of the parties shall be governed by, the laws of Pennsylvania, and it shall not be effective until executed by Agent, Dealer and Investors Life.

     9. TERMINATIONS. This Agreement may be terminated at any time, without cause, by Agent or Dealer giving to the other parties at least thirty (30) days written notice by ordinary mail or personally served, of its intention to do so. In addition, Agent's appointment hereunder may be terminated immediately for violation of any provision of this Agreement, by written notice, personally served or sent by ordinary mail to Agent's last known address. Notwithstanding the aforesaid provisions, this Agreement shall immediately terminate, without notice of any kind, upon occurrence of any of the following events:

          (a) Retirement, death, incompetency or total disability of Agent; or if Agent be a partnership or corporation, the retirement, death, incompetency or total disability of any partner or officer of Agency who in the sole opinion of the Dealer is deemed to have been essential to the continuance of the business of the Agent,

                                      Ex-24

          (b) Revocation, suspension or termination of Agent's insurance license with Investors Life,

          (c) The insolvency of Agent or the inability of the Agent to pay his debts as they mature or the making by the Agent of an assignment for the benefit of creditors, or the dissolution of an Agent partnership, the appointment of a receiver or liquidator for Agent or for a substantial part of the Agent's property or the institution of bankruptcy, reorganization, arrangement, insolvency or similar proceedings by or against Agent under the laws of any jurisdiction.

          (d) Misappropriation of funds or property of Dealer or Investors Life, or of funds received for them by Agent; the failure of Agent to remit to Investors Life or Dealer funds due them promptly upon demand; the commission by Agent of any fraud against Dealer or Investors Life.

          (e) If Agent shall (i) rebate or offer to rebate all or any part of a premium on a Contract issued or to be issued by Investors Life, or
          (ii) conduct himself or the Agency so as to injure Dealer's or Investors Life's standing or good name.

Upon termination of this Agreement, all obligations, if any, due from Agent to Dealer and Investors Life shall become immediately due and payable, notwithstanding the stated maturity dates thereof, and Agent shall promptly return to Dealer all books, records, manuals, supplies and other property furnished or sent to Agent by Dealer or Investors Life.

                                      Ex-25

               INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA

               By_______________________________________________

               INA SECURITY CORPORATION

               By_______________________________________________

               AGENT____________________________________________

                                      Ex-26

               INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
                            INA SECURITY CORPORATION

                         AGENT'S COMPENSATION SCHEDULE
                               (EFFECTIVE ____,1982)

Sales Compensation for Single Premium Variable Annuity Contract (Forms 82SPL15 or 82SPN15) solicited through Agent shall be in an amount equal to 4% of purchase payments for such contracts, subject to the following rules:

     A. Sales Compensation shall be payable each month to Agent based upon the total of all such single premium variable annuity contracts issued and made effective by Investors Life Insurance Company of North America ("Investors Life") during such months; provided, however, that no such compensation shall be payable where a purchase payment is the result of a transfer of all or part of the cash values of an annuity contract issued by:___________
     ___________________________________________________________________________
     ___________________________________________________________________________

     B. Receipt of Sales Compensation by Agent shall fully discharge Investors Life and INA Security Corp., jointly and severally, from further obligation to Agent to the extent of payment so received.

     C. Agent agrees that in the event that a Single Premium Annuity Contract (Forms 82SPLl5 or 82SPNl5) is surrendered during the Inspection Period thereunder, 100% of the Compensation paid on the account of such Contract will be refunded by Agent to Security Corp. and Investors Life.

     D. Investors Life and INA Security Corp. reserve the right at any time and from time to time to change the rates of compensation payable for contracts applied for on or after the effective date of such change.



1085A

                                      Ex-27

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
INA SECURITY CORPORATION
1600 Arch Street
Philadelphia, PA 19101

                    VARIABLE ANNUITY GENERAL AGENT AGREEMENT

The Investors Life Insurance Company of North America ("Investors Life"), INA Security Corporation (the "Dealer") and ____________________________________
("General Agent" or "General Agency") Code Number _______ Social Security Number _________ agree this _____ day of _________ ,19__ as follows:

     1. EFFECTIVE DATE. This agreement shall be effective on ____________,19___, or, if later, upon the General Agent becoming properly-licensed with Investors Life to solicit applications for Investors Life variable annuity contracts (the "Contracts") and a Registered Representative of the Dealer in accordance with the Rules and Regulations of the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. ("NASD").

     2. APPOINTMENT - DUTIES.

     (a) General Agent is appointed by Dealer as its representative to solicit applications for Contracts in such territory as may be determined by Investors Life and the Dealer. This appointment of territory is not exclusive.

     Investors Life reserves the right to accept business placed in the territory of the General Agent by other agents of Investors Life and to make such rules and regulations concerning the territory as it deems necessary.

     (b) The General Agent shall recruit, train and supervise agents to assist him in the solicitation of Contract applications and in service of the Contracts. Agents so recruited and trained shall not be permitted to solicit any Contract application unless and until they become registered representatives of the Dealer in accordance with Federal and state securities laws and rules and regulations thereunder, including but not limited to those of the SEC and the NASD, and agents of Investors Life in accordance with the insurance laws of such designations as Investors Life

                                      Ex-28
     may designate. Each contract between the General Agent and an agent shall be subject to approval by Dealer and Investors Life and a copy of the contract shall be filed with the Dealer. The General Agent shall not permit an agent to continue to act as an agent after notice by Dealer or Investors Life of withdrawal of approval of the agent's contract.

     (c) This Agreement is not a contract of employment and nothing herein contained shall be construed to create the relationship of employer and employee between (1) Dealer or Investors Life and (2) General Agent or his agents. General Agent is an independent contractor and shall be free to exercise his own judgment and discretion as to the persons from whom he will solicit applications for Contracts, as to the time and place of solicitation, and as to the methods by which the desired results are to be obtained, subject to rules and regulations with respect to the conduct of the business covered by this Agreement, as more particularly described in
     Section 2(e) below.

     (d) The General Agent and his agents shall forward all contract proposals, applications and initial purchase payments to Investors Life without deduction for compensation. Investors Life and Dealer reserve the right to reject any Contract application and return any payment received with that application. Contracts issued by Investors Life on accepted applications will be forwarded to the General Agent for delivery to the Contract owner or, at the sole discretion of Investors Life, directly to the Contract owner. The initial purchase payment shall be in the form of check or money order payable to the order of the Investors Life Insurance Company of North America.

     (e) The General Agent and his agents shall comply with all rules and regulations of the NASD, the SEC, Investors Life, or the Dealer relating to the sale of the Contracts, observe all applicable state and Federal laws relating to such sales and submit to supervision by Dealer to insure necessary compliance. In addition, the General Agent and his agents

          (i) shall at the time of solicitation furnish a current prospectus for the Contracts and for the applicable underlying mutual fund(s) which conform to the requirements of the Securities Act of 1933;

          (ii) shall adhere to high standards of commercial honor and just and equitable principles of trade in all respects in the sale of the Contracts;

                                      Ex-29

          (iii) shall not use advertising media, sales literature or other solicitation materials unless approved in writing or supplied by Investors Life and the Dealer;

          (iv) shall not directly or indirectly improperly replace insurance policies, annuities or securities owned or held by persons solicited with the Contracts;

          (v) shall maintain facilities on behalf of Investors Life and provide competent personnel to respond to Contract owners' routine requests for information and forms in connection with the exercise of rights and privileges afforded under the Contracts. General Agent shall perform such Contract owners' servicing in a manner (i) as is necessary to assure prompt and satisfactory attention to Contract owner needs and (ii) in accordance with the rules and procedures as may be established from time to time by Investors Life; and

          (vi) shall disseminate all directives, procedural rules and information releases as may be issued by Dealer or Investors Life from time to time, to appropriate administrative personnel and maintain a record thereof.

     3. LIMITATIONS. General Agent and his agents shall not have authority to make, alter, vary or discharge Contracts, to extend time for initial purchase payment for Contracts, to receive funds due Investors Life or the Dealer, except as provided above, to endorse or negotiate checks payable to Investors Life or the Dealer, to institute legal proceedings on behalf of Investors Life or the Dealer, or to voluntarily accept service of legal process on behalf of Investors Life or the Dealer except by specific written authorization signed by an officer of the respective company.
     General Agent agrees that it and its agents shall render no investment advice, whether for compensation or otherwise, without the prior written consent of Dealer and Investors Life.

     4. SALES COMPENSATION. The General Agent shall be entitled to compensation for sales of Contracts issued on applications solicited by General Agent and his agents in accordance with the General Agent's Compensation Schedule attached to this Agreement or the same as may be amended from time to time by Investors Life and Dealer and which is in effect at the time a Contract is issued by Investors

                                      Ex-30

     Life. The General Agent shall refund compensation paid on any Contract which is tendered for redemption during the Inspection Period thereunder.

     5. SET-OFF FOR INDEBTEDNESS. Dealer or Investors Life shall have the right at any time and from time to time to setoff against any amounts due General Agent under this Agreement or independently hereof (i) any indebtedness, obligations, fees and taxes imposed by reason of this Agreement which Dealer and Investors Life in their sole discretion deem it advisable to pay to discharge for the benefits of General Agent or his agents (and Dealer and Investors Life are hereby authorized to pay such indebtedness, obligations, fees and taxes) and (ii) any indebtedness, matured or unmatured, absolute or contingent, of General Agent to Dealer or Investors Life, whether arising under this Agreement or independently hereof. As security for all such payments made for the benefit of General Agent and his agents and for all such indebtedness, General Agent hereby transfers, assigns and grants to Dealer and Investors Life a security interest in and a lien upon all amounts now or hereafter payable to General Agent hereunder. Such security interest, lien and right to setoff shall not be extinguished by the termination of General Agent's appointment hereunder.

     6. ASSIGNMENT. General Agent shall have no right to assign, transfer, encumber or otherwise dispose of the Agreement or any interest therein except with the prior written consent of Dealer and Investors Life, and any purported assignment, transfer, encumbrance or other disposition shall be void.

     7. FIDELITY BOND, LEGAL ACTIONS. General Agent shall promptly upon demand by Dealer or Investors Life furnish and maintain at his own expense a bond satisfactory to Dealer or Investors Life for the payment of all sums which may become payable to Dealer or Investors Life. General Agent shall pay to Dealer or Investors Life on demand any sums expended by Dealer or Investors Life in answering any attachment, garnishment or other legal proceeding involving General Agent, and all such sums shall be a debt hereunder.

     8. WAIVERS, AMENDMENTS AND CONSTRUCTION. No failure or delay on the part of Dealer or Investors Life in exercising any power or right hereunder shall operate as a waiver thereof. All remedies hereunder or afforded by law shall be cumulative and not alternative. No amendment, alteration, or change of any nature of this Agreement shall be valid unless made in writing and duly executed with the same formalities as the Agreement. This Agreement shall be construed under, and the rights and duties of the parties

                                      Ex-31
     shall be governed by, the laws of Pennsylvania, and it shall not be effective until executed by General Agent, Dealer and Investors Life.

     9. TERMINATION. This Agreement may be terminated at any time, without cause, by General Agent or Dealer giving to the other party and Investors Life at least thirty (30) days written notice by ordinary mail or personally served, of its intention to do so. In addition, General Agent's appointment hereunder may be terminated immediately for violation of any provision of this Agreement, by written notice, personally served or sent by ordinary mail to General Agent's last known address. Notwithstanding the aforesaid provisions, this Agreement shall immediately terminate, without notice of any kind, upon occurrence of any of the following events:

          (a) Retirement, death, incompetency or total disability of General Agent; or if General Agent be a partnership or corporation, the retirement, death, incompetency or total disability of any partner or officer of General Agency who, in the sole opinion of the Dealer, is deemed to have been essential to the continuance of the business of the General Agent;

          (b) Revocation, suspension or termination of General Agent's insurance
          license  with  Investors  Life  or  registration   with  INA  Security
          Corporation;

          (c) The insolvency of General Agent or the inability of the General Agent to pay his debts as they mature or the making by the General Agent of an assignment for the benefit of creditors, or the dissolution of a General Agent partnership, the appointment of a receiver or liquidator for General Agent or for a substantial part of the General Agent's property or the institution of bankruptcy, reorganization, arrangement, insolvency or similar proceedings by or against General Agent under the laws of any jurisdiction;

          (d) Misappropriation of funds or property of Dealer, Investors Life or Distributor, or of funds received for them by Agent; the failure of General Agent to remit to Investors Life or Dealer funds due them promptly upon demand; the commission by Agent of any fraud against Dealer, Investors Life or Distributor; or

          (e) If General Agent shall (i) rebate or offer to rebate all or any part of a premium on a Contract issued or to be issued by Investors Life, or (ii) conduct himself or the General Agency so as to injure Dealer's or Investors Life's standing or good name.

                                      Ex-32

     10. GENDER. Reference in this Agreement to masculine gender shall include the feminine or neuter gender where appropriate, and the singular shall include the plural and vice versa where the Agreement so requires.

Upon termination of this Agreement, all obligations, if any, due from General Agent to Dealer and Investors Life shall become immediately due and payable, notwithstanding the stated maturity dates thereof, and General Agent shall promptly return to Dealer all books, records, manuals, supplies and other property furnished or sent to General Agent by Dealer or Investors Life.

                              INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA

                              By:_______________________________________________

                              INA SECURITY CORPORATION

                              By:_______________________________________________

                              GENERAL AGENT

                              By:_______________________________________________
                                             Signature and Title

                              By:______________________________________________
                                             Signature and Title

                                      Ex-33

               INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
                            INA SECURITY CORPORATION

                     GENERAL AGENT'S COMPENSATION SCHEDULE

                               (EFFECTIVE _____,1982)

Sales Compensation for Single Premium Variable Annuity Contract (Forms 82SPL15 or 82SPN15) solicited through General Agent shall be in an amount equal to 4% of purchase payments for such contracts, subject to the following rules:

          A. Sales Compensation shall be payable each month to General Agent based upon the total of all such single premium variable annuity contracts issued and made effective by Investors Life Insurance Company of North America ("Investors Life") during such months; provided, however, that no such compensation shall be payable where a purchase payment is the result of a transfer of all or part of the cash values of an annuity contract issued by:_________________________
          ______________________________________________________________________
          ______________________________________________________________________

          B. Receipt of Sales Compensation by General Agent shall fully discharge Investors Life and INA Security Corp. , jointly and severally, from further obligation to General Agent to the extent of payment so received.

          C. General Agent agrees that in the event that a Single Premium Annuity Contract (Forms 82SPL15 or 82SPN15) is surrendered during the Inspection Period thereunder, 100% of the Compensation paid on the account of such Contract will be refunded by General Agent to Security Corp. and Investors Life.

          D. Investors Life and INA Security Corp. reserve the right at any time and from time to time to change the rates of compensation payable for contracts applied for on or after the effective date of such change.

                                      Ex-34

               INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
                            INA SECURITY CORPORATION

                  GENERAL AGENT'S BONUS COMPENSATION SCHEDULE

                               (EFFECTIVE ____, 1982)

     As additional compensation for the performance of sales supervisory activities, General Agent shall be paid Bonus Compensation on sales of Single Premium Variable Annuity Contract Forms 82SPLl5 or 82SPNl5) solicited by licensed variable annuity agents assigned to General Agent in an amount equal to %_____ of purchase payments for such contracts, subject to the same rules of Investors Life Insurance Company of North America and INA Security Corporation as are contained in General Agent's Compensation Schedule of even date herewith.

MGA

4429A

                                      Ex-35

                                  Exhibit 4(a)

                Form of Single Premium Variable Annuity Contract


               INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA

                 A STOCK COMPANY - PHILADELPHIA - PENNSYLVANIA

                    ANNUITANT                               CONTRACT NUMBER

                DATE Of ISSUE                               AGE AT ISSUE

              RETIREMENT DATE                               SEX OF ANNUITANT
   (ANNUITY COMMENCEMENT DATE)

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA (herein called "the Company") will pay to the Owner or to another payee designated by the Owner in written form and received by the Company the first of a series of Annuity payments on the Retirement Date, if the Annuitant is then living. Subsequent payments will be paid on the same day of each month thereafter so long as the Annuitant lives. A minimum of One Hundred Twenty Monthly Annuity payments, including the first, shall be paid, unless a different Retirement Option is selected under provision
9. The dollar amounts of the payments shall be determined as provided in Sections 14 and 15.

The Owner is the Annuitant unless another person is named in the Application or later becomes the Owner as allowed by this Contract. The Owner may elect to change the Retirement Date or form of annuity in accordance with Section 9.

This Contract is effective as of the Date of Issue in consideration of the attached Application and the payment of the Single Premium shown on the Schedule Page. The provisions on the following pages are a part of the contract. Signed at the Home Office, Philadelphia, Pennsylvania, on the date of issue.

RIGHT TO CANCEL

The Owner may cancel this Contract by delivering or mailing a written notice or sending a telegram to INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA, 1600 Arch Street, Philadelphia, PA 19101 and by returning the contract before midnight of the tenth day after the date of receipt. Notice given by mail and return of the contract by mail are effective on being postmarked, properly addressed and postage prepaid. The Company will return all amounts due to the Owner within ten days after receipt of notice of cancellation and the returned contract. This cancellation shall entitle the Owner to an amount equal to the sum of (a) the difference between the premiums paid including any contract fees or other charges and the amounts allocated to the Separate Account under this Contract plus (b) the cash value of this Contract on the date the returned contract is received by the Company or its agent.


               INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA


/s/EUGENE E. PAYNE, Secretary                      /s/ROY F. MITTE, President

                                    ATTEST:_____________________________________
                                                       Countersigned


                    Single Premium Deferred Variable Annuity
         Ten Years Certain Life Annuity or Optional Annuity Settlement

ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE IN AMOUNT AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

82SPL15                                                                  FI-6905

                                      Ex-36

                               TABLE OF CONTENTS

Policy Provisions                                                       Page No.

1. General Definitions                                                         4
2. Separate  Account and Fund                                                  4
     Voting Rights and Reports                                               4-5
     Substituted  Securities                                                   5
3. Net Premium                                                                 5
4. Accumulation Unit Value                                                     5
5. Net Investment Rate and Net Investment Factor                               5
6. Contract Charges                                                            5
     Administrative Expense Charge                                             5
     Separate Account Charge                                                   6
     Surrender Charge                                                          6
     Premium Tax Charge                                                        6
7. Transfer of Contract Division                                               6
     Additional Transfer Privileges                                            6
     Termination of Additional Transfer Privileges                             6
     General Transfer Provisions                                               6
8. Nonforfeiture Provision                                                   6-7
9. Retirement Options                                                          7
     Change of Retirement Date                                                 7
     Change of Retirement Annuity Form                                         7
10. Payments After The Annuitant's Death                                       7
11. Annuity Payout Options (Retirement or Settlement)                        7-8
      General Provisions                                                       8
12. Change of Beneficiary or Frequency of Payment of Proceeds                8-9
13. Annuity Unit Values                                                        9
14. Determination of the First Annuity Installment                             9
15. Determination of the Amount of Annuity Installments After the First       11
16. The Contract                                                              11
17. Control                                                                   11
18. Modification of Contract                                                  11
19. Incontestability                                                          11
20. Misstatement of Age or Sex                                                11
21. Assignment                                                                11
22. Settlement                                                                11
23. Proof of Age and Survival                                                 11
24. Nonparticipating                                                          11
25. Ownership of the Assets                                                   11
26. Non-Transferability of Ownership                                          11

                                      Ex-37

1. GENERAL DEFINITIONS-As used in this Contract, the term:

     (a) "Accumulation Unit" means a unit of measurement used to determine the value of the Owner's interest under the contract before annuity payments begin;

     (b) "Accumulation Value" means the value of all the Accumulation Units as of any Valuation Date allocated to this Contract;

     (c) "Annuity Unit" means a unit used to determine the amount of each variable annuity payment after the first;

     (d) "Contract Year" means the twelve month period starting with the Date of Issue or each succeeding twelve month period thereafter;

     (e) "Division" means an account within the Separate Account to which is allocated a single class of Fund shares. Each Division contains two subdivisions for measuring the funding results of accumulations and annuity payments. One subdivision is for contracts issued under tax qualified plans and the other for contracts issued under non-tax qualified plans. Each of the subdivisions has its own identified values. The assets of each Division consist of a single class of Fund shares unless securities are substituted as this Contract provides;

     (f) "Fund" means the CIGNA Annuity Fund, Inc.;

     (g) "Net Premium" means the gross amount of the Single Premium less any applicable state premium taxes;

     (h) "Separate Account" means a segregated investment account of the Company entitled "CIGNA Separate Account I", established pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account is composed of separate Divisions, to each of which is allocated a single class of Fund shares, upon which the value of this Contract and the amount of variable annuity payments thereunder are determined;

     (i) "Single Premium" means the amount paid to the Company under this Contract as a consideration for the benefits described herein;

     (j) "Valuation Date" means the date on which the net asset value of a class of Fund shares which underlies a Division (and subdivision) is determined;

     (k) "Valuation Period" means the period between two consecutive Valuation Dates, beginning with the end of the first of such Valuation Dates;

     (1) "Variable Annuity" means a contract under which the Company promises to pay to an annunitant or other properly designated payee one or more payments which vary in amount in accordance with the net investment experience of a segregated asset account(s) of an insurance company.

2. SEPARATE ACCOUNT AND FUND-An amount equal to the net premium accepted by the Company hereunder will be allocated to the applicable subdivision of the Division(s) selected by the Owner (maximum of five), as shown on the Schedule Page. The applicable subdivision for allocations made under this Contract will be determined by the Federal tax status of the retirement plan under which it has been issued. Each Division is comprised of a particular class of Fund shares. The Company provides, Fund shares for the applicable Division(s) equal in amount to its reserve obligations under the Contracts. The Company is the owner of all Fund shares purchased. No person having the right to receive any payments hereunder shall be entitled to receive Fund shares allocated to the Separate Account. All Fund shares allocated to a Division will be held for the exclusive benefit of persons entitled to receive benefits under variable annuity contracts, for which that Division measures the contract value. The income, if any, and gains or losses, realized or unrealized, on such Fund shares will be allocated to the applicable Division and will be credited to or charged against the amounts allocated to such Division without regard to the other income, gains or losses on the assets allocated to any other Division. Divdends and capital gains distributions received for a class of Fund shares allocated to a Division will be reinvested in additional Fund shares at the net asset value of such class and allocated to the applicable Division. No Division shall be chargeable with the liabilities arising out of the Company's business valued by any other Division; nor shall the Separate Account as a whole be chargeable with the liabilities arising out of any other business that the Company may conduct.

VOTING RIGHTS AND REPORTS-The Company will vote Fund shares allocated to a Division by class, in accordance with instructions received from the persons having contract values determined by that

                                                                        FI-10430

                                      Ex-38

Division. The Owner shall have the right to instruct the Company as to how he or she wishes to vote the pro rata value of this Contract in a Division. The Company will mail Fund proxy material to the Owner together with an appropriate form which may be used to give voting instructions to the Company. If instructions are not received by the Company in a timely manner as specified in the voting instructions, the pro rata value of this Contract will be voted by the Company in proportion to the instructions received from all persons having contract values determined by such Division who furnish timely instructions to the Company.

SUBSTITUTED SECURITIES-if any class of the Fund shares becomes unavailable for purchase by the Company for allocation to any Division, or if in the judgment of the Company further investment in such class is no longer appropriate in view of the purposes of the Separate Account, (i) there may be substituted therefor other shares or classes of shares of a registered investment company; or (ii) net premiums received after a date specified by the Company may be used to provide other shares of a registered investment company. In either event, prior approval by the vote of a majority of the votes to be cast by persons having their contract values determined by the affected Division will be obtained.

3. NET PREMIUM-The Company will apply the Net Premium in accordance with the designated percentage allocations specified on the Schedule Page to provide Accumulation Units of the applicable subdivisions of Divisions shown on the Schedule Page. The number of Accumulation Units provided will be determined by dividing the Net Premium allocated to each subdivision by the dollar value of one Accumulation Unit of that subdivision as of the last date of the Valuation Period during which the Premium is received at the Company's Home Office. The dollar value of each Accumulation Unit may vary from one Valuation Period to the next Valuation Period and will depend on the investment experience of the applicable subdivision.

4. ACCUMULATION UNIT VALUE-The value of the Accumulation Unit for each subdivision of a Division was established at $1.00 as of the date on which the first Fund shares were purchased by the Company for that subdivision. The value of an Accumulation Unit is subsequently determined by multiplying its value on the immediately preceding Valuation Date by the Net Investment Factor for the current Valuation Period. The value of an Accumulation Unit as of any date other than a Valuation Date is equal to its value as of the next following Valuation Date. The method of determination by the Company of the value of an Accumulation Unit will be conclusive upon the Owner, any assignee, the Annuitant and any beneficiary.

5. NET INVESTMENT RATE AND NET INVESTMENT FACTOR-For each subdivision of a Division the net investment rate for any Valuation Period is equal to the gross investment rate for that subdivision expressed in decimal form to seven places less a deduction of .0000327 for each day in such valuation period (1.2% annually). Such gross investment rate is equal to (i) the investment income for the Valuation Period, plus capital gains and minus capital losses for the period, whether realized or unrealized, on the assets of the subdivision of a Division allocated to this Contract, less a deduction for any applicable taxes with respect to such income and capital gains, divided by (ii) the value of assets allocated to this Contract in the applicable subdivision of a Division at the beginning of the Valuation Period. The gross investment rate may be positive or negative. The Net Investment Factor for a subdivision of a Division is 1.0000 plus the net investment rate for the period applicable for that subdivision.

6. CONTRACT CHARGES

Administrative Expense Charge-At the end of each Contract Year prior to the Retirement Date, the Company will deduct an administrative charge from the Contract value. This charge will be made by reducing the number of Accumulation Units allocated to this Contract. If allocation is made to more than one Division, the deduction will be made proportionately.

The administrative charge before the Retirement Date is $25.00 plus $5.00 for the second and for each subsequent transfer of Accumulation Value among Divisions during the Contract Year, as described in Section 7.

After the Retirement Date, the Company will deduct an administrative charge at the end of each Contract Year of $5.00 for the second and for each subsequent transfer of Annuity Unit value among Divisions during the Contract Year, as described in Section 7.

The Company assesses no $5.00 charge for the first transfer of Divisions within a Contract Year either before or after the Retirement Date.

                                      Ex-39

Separate Account Charge-The Company assesses a daily charge of .0000327 of the value of the assets allocated to each subdivision of a Division (1.2% on an annual basis of which approximately 0.8% is for mortality risk and 0.4% is for expense risk) for its assumption of mortality and expense risks under this Contract. (See Section 15 for an explanation of these guarantees.)

Surrender Charge-Amounts withdrawn during any one of the first six (6) Contract Years which exceed ten percent (10%) of the Single Premium shown on the Schedule Page will be reduced by a Surrender Charge before payment. The amount of such charge is determined by applying the percentage shown below for the applicable Contract Year to the withdrawal amount which is subject to the charge. The applicable percentage to be applied is as follows:

          Contract Year                      Applicable
            Applicable                       Percentage

                 1                                6%
                 2                                5%
                 3                                4%
                 4                                3%
                 5                                2%
                 6                                1%
                 7 and later                      0%


In no event will the total amount of all Surrender Charges exceed 81/2% of the Single Premium shown on the Schedule Page.

Premium Tax Charge-The Company will deduct any applicable state premium taxes, when due, from the value of this Contract.

7. TRANSFER OF CONTRACT DIVISION-Once each Contract Year, the Owner may elect to transfer all or any portion of the Accumulation Value, or the value of his or her Annuity Units, to one or more of the other Divisions without charge.

Additional Transfer Privileges- Unless terminated by Company, the Owner may elect to make additional transfers of contract value between Divisions during each Contract Year, subject to the Administrative Expense Charge described in
Section 6.

Termination of Additional Transfer Privileges-The Additional Transfer Privileges may be terminated by Company at any time and in its sole discretion upon written notice to the Owner or payee under a settlement option.

General Transfer Provisions-No transfer of Divisions is permitted within 30 days of a Retirement Date and no transfer is permitted if it would result in applying the value of this Contract to more than five Divisions.

The number of Accumulation Units credited in the newly elected subdivision(s) will be equal to the dollar value of the amount transferred divided by the current value of one Accumulation Unit in the newly elected subdivision(s).

The number of Annuity Units credited in a newly elected subdivision will be determined by multiplying the number per subdivision of Annuity Units to be transferred by the current value of one such Annuity Unit, then dividing such product by the current value of one Annuity Unit in the newly elected subdivision.

8. NONFORFEITURE PROVISION-Prior to the Retirement Date, the Owner may request to withdraw all the Accumulation Value of this Contract. The Owner may also request a partial withdrawal for not less than $300 of the Accumulation Value. If a partial withdrawal request would reduce the remaining Accumulation Value to under $1,000, the total balance of the Contract withdrawal value will be paid to the Owner and the Contract will be cancelled. Contract withdrawal value is the requested amount of Accumulation Value reduced by any applicable premium taxes and surrender charges. All payments of Contract withdrawal value will be made by the Company within seven days after the date that a written request in a form satisfactory to the Company is received by the Company at its Home Office, except to the extent that the Company is permitted to defer the date of payment in accordance with applicable provisions of the Investment Company Act of 1940, as amended. Contract withdrawal value will be determined as of the Valuation Date coincident with or next following the date that the proper written request therefor is received by the Company. Amounts withdrawn will be reflected in the Accumulation

                                                                       F1-010431

                                      Ex-40

Value by a corresponding reduction in the number of Accumulation Units allocated to this Contract. Accumulation Units will be reduced proportional to the Accumulation Value allocated to each Division from which a partial withdrawal is made, as requested by the Owner, on the Valuation Date coincident with the date a partial withdrawal is made.

9. RETIREMENT OPTIONS

Change of Retirement Date-Upon written request by the Owner received by the Company at least 30 days prior to the Retirement Date, the Retirement Date may be changed to any date which is not later than the Annuitant's 75th birthday, unless a different time is agreed to by the Company in writing.

Change of Retirement Annuity Form-During the Annuitant's lifetime, the Owner may change the form of the Retirement Annuity otherwise provided in this Contract to one or more of the different Retirement Annuity Payout Option(s) described in
Section 11 by filing written notice of the change with the Company at least thirty days before the Retirement Date. The amount which will be applied to provide the selected Retirement Annuity Payout Option(s) will be the Accumulation Value less any applicable premium taxes. The payee under any selected Retirement Option shall be the Owner or any other payee designated by the Owner during the annuitant's lifetime, in writing and received by the Company. The Owner may, by written notice received by the Company during the Annuitant's lifetime, change a previously designated payee to another payee.

10. PAYMENTS AFTER THE ANNUITANT'S DEATH-If the Annuitant dies before the Retirement Date, the Company will pay Death Proceeds to the Owner (if he or she is not also the Annuitant). If the Annuitant is also the Owner, Death Proceeds will be paid to the Beneficiary(ies) designated as such by the Owner prior to his or her death.

As used herein, Death Proceeds means the greater of (a) the Accumulation Value of this Contract determined on the Valuation Date coincident with or next following the date due proof of the Annuitant's death is received by the Company less the amount of any applicable premium taxes or (b) if the Annuitant's death occurs before his or her 75th birthday, the Single Premium less the amount of any prior withdrawals.

When due, Death Proceeds will be paid either in one sum or in the form of an Annuity Option selected under Section 11 ("Settlement Option"). During the Annuitant's lifetime before the Retirement Date, the Owner may select the form of Settlement Option (or change a previous selection) under Section 11 by which all or a portion of Death Proceeds shall be paid. The Settlement Option selection or change thereof shall take effect as of the date that the Owner signed the written request therefor, subject to the prior of any action taken by the Company before receipt of such selection or change. If no Settlement Option has been previously selected by the Owner at the time of the Annuitant's Death, Death Proceeds will be paid in a lump sum. If no prior Settlement Option has been selected by the Owner before the Annuitant's death, and if no lump sum Death Proceed payment has been previously made by the Company, the Beneficiary(ies) may within one year following the Annuitant's death, elect to receive Death Proceeds under one or more of the Settlement Options available under Section 11 . Such election must be filed with the Company in written form acceptable to it. If a Settlement Option has been selected for the payment of Death Proceeds, the Beneficiary or Beneficiaries shall become the Settlement Annuitant(s).

The payee under a previously elected Settlement Option shall be the Settlement Annuitant or another payee designated by the Settlement Annuitant during his or her lifetime.

11. ANNUITY PAYOUT OPTIONS (RETIREMENT OR SETTLEMENT)-The Annuity Payout Options are available under this Contract as Retirement Options or as Settlement Options. In addition to the following specified options of this contract, the Owner (or the beneficiary, if applicable) may also choose from any other options available from the Company at the time benefit payments are to begin. If an Annuity Payout Option is elected as a Retirement Option, then the "Annuitant" referred to in such Option is the person named as such on the first page of this Contract. If an Annuity Payout Option is elected as a Settlement Option, then the "Annuitant" referred to under the Annuity Payout Option is the Beneficiary or Beneficiaries designated as the Settlement Annuitant(s) in accordance with the provisions of Section 10. If Option 4 or 5 is chosen, the Owner, during the Annuitant's lifetime, (or the Beneficiary, if applicable) must also select a Joint Annuitant. The Annuity Payout Options are:

Option I -Life Annuity with No Refund-A monthly annuity payable throughout the lifetime of the Annuitant ceasing with the last installment prior to the death of the Annuitant.

                                      Ex-41

Option  2-Life  Annuity  and  Annuity  Installments  Guaranteed  for  Designated
Period-A   monthly  annuity  payable  during  the  period  certain  elected  and thereafter throughout the lifetime of the Annuitant. The period certain may be
(a) 10 years, (b) 15 years, or (c) 20 years.

Option 3-Unit Refund Life Annuity-A monthly annuity payable during the lifetime of the Annuitant terminating with the last installment due prior to the death of the Annuitant, provided that, at such death, an additional payment may be made. Such payment at death shall be the then dollar value of the number of Annuity Units equal to the excess, if any, of (a) over (b) where (a) is the total amount applied under the option divided by the Annuity Unit Value, as defined in
Section 13, at the effective date of such application, and (b) is the product of the number of Annuity Units represented by each installment and the number of installments paid prior to such death.

Option 4-Joint and Survivor Annuity-A monthly annuity payable throughout the joint lifetime of the Annuitant and the Joint Annuitant and continuing for life to the survivor upon the death of either Annuitant.

Option 5-Joint and Two-Thirds Survivor Annuity-A monthly annuity payable throughout the joint lifetime of the Annuitant and the Joint Annuitant with two-thirds of the number of Annuity Units in effect during such joint lifetime continuing for life to the survivor upon the death of either Annuitant.

The amount of the first installment for Options 1 through 5 above will be determined in accordance with Section 14 and the subsequent installments shall be determined in accordance with Section 15.

GENERAL PROVISIONS-The minimum amount of proceeds which may be applied under any Annuity Payout Option for any payee shall be $3,000, proceeds of a smaller amount due any Annuitant will be paid in one sum. If at any time the installment payments to any Annuitant under an Annuity Payout Option are or become less than $20 each, the Company shall have the right to change the frequency of payment to such intervals as will result in payments of at least $20.

Annuity Payout Options are based on the sex and age nearest birthday of the Annuitant(s) or, if applicable, Settlement Annuitant(s) as of the date such benefits are to start. Satisfactory proof of the age and sex of such Annuitant(s) is required.

Except with the consent of the Company, these Annuity Payout options shall not be available with respect to any part of the proceeds payable to an assignee or to other than a natural person entitled to receive proceeds in his or her own right.

Neither the Owner nor any other person receiving payments under this contract, whether under an Annuity Payout Option or otherwise, shall have the right to assign, encumber or alienate any of the payments under an Annuity Payout Option. The Annuitant may make no change in the manner of payout except as provided in the election.

To the extent permitted by law, neither the proceeds nor the payments under any Annuity Payout Option shall be subject to any Beneficiary's debts, contracts or engagements or to any judicial process to levy upon or attach the same for payment thereof.

At the time of the Annuitant's or Settlement Annuitant's death after payments have commenced under an Annuity Payout Option, and if no Beneficiary has been previously designated, the then present value of the current dollar amount of any unpaid installments certain then due under Option 2, or the amount specified above as payable at the death of the Annuitant or Settlement Annuitant under Option 3, shall be paid in one sum to the executors or administrators of the estate of the Annuitant or Settlement Annuitant unless other provisions shall have been specified in the Annuity Payment election and approved by the Company. Present values will be based on a net investment rate of 6% per annum.

12. CHANGE OF BENEFICIARY OR FREQUENCY OF PAYMENT OF PROCEEDS-While this contract is in force, the Owner, subject to the terms of any existing assignment, may change the previously designated Beneficiary or Beneficiaries or may change the frequency of the annuity payments being made under this contract to any different annuity payment frequency upon which the Owner and the Company may agree, by filing at the Home Office of the Company a written request therefor which is satisfactory to the Company. Such change, either in Beneficiary(ies) or in the frequency of annuity payments, shall take effect when so filed. If any designated Beneficiary predeceases the Annuitant, the interest of that Beneficiary shall pass to the designated surviving Beneficiary or, if more than one Beneficiary survives the

                                                                      F1-10432

                                      Ex-42

Annuitant, such interest shall pass to such surviving Beneficiaries in proportion to their respective interests, unless otherwise previously specified by the Owner. If no designated Beneficiary survives the Annuitant and no other designation is provided, the proceeds of this contract shall be payable in one sum to the Owner, if he or she survives the Annuitant; otherwise, to the executors or administrators of the Owner's estate.

13. ANNUITY UNIT VALUES-The value of an Annuity Unit for each subdivision of a Contract Division was established at $1.0000 on the date on which the first Variable Annuity benefit payment based on such subdivision was determined. On each subsequent Valuation Date, such value is determined by multiplying the value of that Annuity Unit on the immediately preceding Valuation Date by the product of (a) .9998404 raised to a power corresponding to the number of days in the Valuation Period ending with such Valuation Date (a factor which neutralizes the effect of the 6% annual interest rate used in calculating the amount of the first payment), and (b) the Net Investment Factor for the applicable subdivision of the Contract Division for the fourteenth day immediately preceding the last day of the Valuation Period for which the value is being calculated. (See
Section 5 for a description of Net Investment Factor.)

The valuation of all assets in the Separate Account shall be determined in accordance with the provisions of applicable laws, rules and regulations. The method of determination by the Company of the value of an Annuity Unit will be conclusive upon the Owner, any assignee, the Annuitant and any beneficiary.

14. DETERMINATION OF THE FIRST ANNUITY INSTALLMENT-The tables below show the dollar amount of the first Annuity Installment for each $1,000 of proceeds applied. The amount of proceeds applied to effect Annuity Installments will be equal to the product of the value of an Accumulation Unit on the fourteenth day immediately preceding the date the first Annuity Installment is due and the number of Accumulation Units credited to the Contract as of the date the first Annuity Installment is due, less any applicable premium taxes. Amounts shown for Single Life Annuity, Joint and Survivor Annuity and joint and Two Thirds Survivor Annuity are based on the Progressive Annuity Table with interest at the rate of 6% per annum and assumes births in year 1900. Under these annuity options, the amount of each installment will depend upon the sex and adjusted age of the Annuitant and the Joint Annuitant, if any. The adjusted age is determined from the actual age nearest birthday at the time the first annuity installment is due in the following manner:

Calendar Year of Birth                       Adjusted Age
Before 1900                             Actual Age increased by 1
1900-1919                               Actual Age
1920-1939                               Actual Age decreased by 1
1940-1959                               Actual Age decreased by 2
1960-1979                               Actual Age decreased by 3
1980-1999                               Actual Age decreased by 4

                                      Ex-43

    DOLLAR AMOUNT OF THE FIRST MONTHLY ANNUITY INSTALLMENT WHICH IS PURCHASED
                      WITH EACH $1,000 OF PROCEEDS APPLIED
                              Single Life Annuity

                           Option I              Option 2              Option 3
       Adjusted Age        No Period             Period Certain          Unit
       Male      Female    Certain   10 Years   15 Years   20 Years     Refund
        50        54      $ 6.27     $6.20      $6.11      $5.99        $6.10
        51        55        6.36      6.28       6.18       6.04         6.17
        52        56        6.45      6.36       6.25       6.10         6.25
        53        57        6.55      6.45       6.32       6.15         6.33
        54        58        6.66      6.54       6.40       6.21         6.41
        55        59        6.78      6.64       6.47       6.26         6.50
        56        60        6.90      6.74       6.56       6.32         6.60
        57        61        7.04      6.85       6.64       6.38         6.70
        58        62        7.18      6.97       6.73       6.43         6.80
        59        63        7.33      7.09       6.82       6.49         6.92
        60        64        7.49      7.21       6.91       6.55         7.04
        61        65        7.67      7.35       7.00       6.60         7.16
        62        66        7.86      7.48       7.09       6.65         7.29
        63        67        8.06      7.63       7.19       6.70         7.44
        64        68        8.27      7.78       7.28       6.75         7.59
        65        69        8.51      7.93       7.38       6.79         7.74
        66        70        8.76      8.09       7.47       6.83         7.91
        67        71        9.02      8.26       7.56       6.87         8.09
        68        72        9.31      8.43       7.64       6.90         8.28
        69        73        9.63      8.60       7.73       6.93         8.48
        70        74        9.96      8.78       7.81       6.95         8.70
        71        75        10.33     8.95       7.88       6.97         8.92
        72        76        10.72     9.13       7.95       6.99         9.17
        73        77        11.15     9.31       8.01       7.01         9.43
        74        78        11.61     9.48       8.07       7.02         9.70
        75        79        12.11     9.65       8.12       7.02         9.99

                        Joint and Survivor Life Annuity
                                    Option 4

Adjusted Age of                             Adjusted Age of Annuitant
Joint Annuitant     Male 51     Male 56    Male 58    Male 61    Male 63    Male 66    Male 71
Male   Female      Female 55   Female 60  Female 62  Female 65  Female 67  Female 70  Female 75

50       54         $5.71         $5.84      $5.89      $5.96    $6.00      $6.06      $6.13
55       59          5.85          6.04       6.12       6.23     6.29       6.39       6.52
57       61          5.91          6.12       6.21       6.34     6.42       6.54       6.70
60       64          5.98          6.24       6.35       6.51     6.62       6.77       7.00
62       66          6.03          6.32       6.44       6.63     6.76       6.94       7.22
65       69          6.10          6.43       6.57       6.80     6.96       7.19       7.57
70       74          6.19          6.58       6.77       7.06     7.28       7.61       8.19

                 Joint and Two-Thirds to Survivor Life Annuity
                                    Option 5

Adjusted Age of                              Adjusted Age of Annuitant
Joint Annuitant    Male 51      Male 56     Male 58    Male 61    Male 63   Male 66   Male 71
Male    Female    Female 55    Female 60   Female 62  Female 65  Female 67 Female 70 Female 75

50       54         $6.10        $6.31       $6.40      $6.56    $6.66       $6.84     $7.15
55       59          6.31         6.55        6.66       6.84     6.97        7.18      7.55
57       61          6.40         6.66        6.78       6.97     7.11        7.33      7.73
60       64          6.55         6.84        6.98       7.19     7.34        7.59      8.05
62       66          6.66         6.97        7.11       7.35     7.51        7.78      8.28
65       69          6.84         7.18        7.34       7.60     7.79        8.09      8.66
70       74          7.16         7.56        7.75       8.06     8.29        8.68      9.40

     The dollar amount of the first monthly annuity installment for any age or combination of ages not shown in the above tables will be calculated on the same basis as the installments for those shown and may be obtained from the Company.

                                                                        FI-10413

                                      Ex-44

15. DETERMINATION OF THE AMOUNT OF ANNUITY INSTALLMENTS AFTER THE FIRST-The number of Separate Account Annuity Units is determined by dividing the amount of the first payment by the Separate Account Annuity Unit value on the Valuation Date coincident with or next following the date on which the first installment is due. Thereafter the number of Separate Account Annuity Units remains fixed. The dollar amount of the second and each subsequent installment is not predetermined but may change from month to month. The actual amount of any such installment is determined by multiplying the number of Annuity Units of the applicable subdivision of the Contract Division by the Annuity Unit Value of such subdivision on the Valuation Date coincident with or next following the date on which such installments are due.

The Company guarantees that the dollar amount of each installment after the first shall not be adversely affected by the actual expenses which it incurs for administration of the contract or by variations in mortality experience from the mortality assumptions on which the first installment is based.

16. THE CONTRACT-This contract and the Application therefor constitutes the entire contract. All statements made by the Owner or Annuitant or on his or her behalf shall be deemed representations and not warranties, and no such statement shall be used in defense to a claim under this contract unless it is contained in the Application and a copy of the Application is attached to this document when issued.

17. CONTROL-The Owner may, during the lifetime of the Annuitant and without the consent of an contingent Owner or Beneficiary, assign or surrender this contract, amend or modify it with the written consent of the Company, and exercise, receive and enjoy every other right, benefit and privilege contained in this contract.

18. MODIFICATION OF CONTRACT-Only the President, a Vice President or a Secretary of the Company has power on behalf of the Company to change, modify or waive the provisions of this contract. Any such action must be in writing. The Company shall not be bound by any promise or representation heretofore or hereafter made by or to any agent or person other than as specified above.

19. INCONTESTABILITY-This contract will be incontestable from the Date of Issue.

20. MISSTATEMENT OF AGE OR SEX-if the age or sex of the Annuitant has been misstated, any amount payable shall be that which the premiums paid would have purchased at the correct age and sex. Overpayments by the Company because of such misstatement, with interest at 6% a year, compounded annually, will be charged against benefits falling due after the adjustment. Underpayment by the Company because of such misstatement with interest at 6% a year, compounded annually, will be paid by the Company immediately.

21. ASSIGNMENT-No assignment of this contract shall be binding on and until it is filed with the Company at its Home Office. The Company will assume no responsibility for the validity or sufficiency of any assistant. Unless otherwise provided in the assignment, the interest of any revocable Beneficiary shall be subordiante to the interest of any assignee, whether the assignment was made before or after the designation of Beneficiary, and the assignee shall receive any sum payable to the extent of his interest.

22. SETTLEMENT-Any payment by the Company under this contract is payable at its Home Office.

23. PROOF OF AGE AND SURVIVAL-The Company has the right to require satisfactory proof of age of the payee or payees and that a payee is living when a payment is contingent upon the payee survival.

24. NON PARTICIPATING-This contract is nonparticipating and will not share in the surplus earnings of the Company.

25. OWNERSHIP OF THE ASSETS-The Company shall have exclusive and absolute ownership and control of its assets, including all assets allocated to the Separate Account.

26. NON-TRANSFERABILITY OF OWNERSHIP- Provided this contract is issued in conjunction with a retirement plan qualified under the internal Revenue Code, and notwithstanding any other provisions of this contract, the Owner may not change the ownership of this contract nor may this contract be sold, assigned or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company, unless the Owner is the trustee of an employee trust qualified under the Internal Revenue Code, the custodian of a custodial account treated as such or the employer under a qualified non-trusteed pension plan.

                                      Ex-45

                                  Exhibit 4(b)

               Form of Flexible Premium Variable Annuity Contract


               INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA

                 A Stock Company - Philadelphia - Pennsylvania


                  ANNUITANT                                     CONTRACT NUMBER

              DATE OF ISSUE                                     AGE OF ISSUE

            RETIREMENT DATE                                     SEX OF ANNUITANT
(Annuity Commencement Date)

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA (herein called "the Company") will pay to the Owner or to another payee designated by the Owner in written form and received by the Company the first of a series of Annuity payments on the Retirement Date, if the Annuitant is then living. Subsequent payments will be paid on the same day of each month thereafter so long as the Anuuitant lives. A minimum of One Hundred Twenty Monthly Annuity Payments, including the first, shall be paid, unless a different Retirement Option is selected under Section 9. The dollar amounts of the payments shall be determined as provided in Sections 14 and 15.

The Owner is the Annuitant unless another person is named as the Annuitant in the Application. The Owner may elect to change the Retirement Date or form of annuity in accordance with Section 9.


This Contract is effective as of the Date of Issue in consideration of the attached Application and the payment of the Initial Premium shown on the Schedule Page. The provisions on the following pages are a part of the Contract. Signed at the Home Office, 1600 Arch Street, Philadelphia, Pennsylvania, on the date of issue.

RIGHT TO CANCEL

The Owner may cancel this Contract by delivering or mailing a written notice or sending a telegram to INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA, 1600 Arch Street, Philadelphia, PA 19103 and by returning the Contract before midnight of the tenth day after the date of receipt. Notice given by mail and return of the contract by mail are effective on being postmarked, properly addressed and postage prepaid. The Company will return all amounts due to the Owner within ten days after receipt of notice of cancellation and the returned contract. This cancellation shall entitle the Owner to an amount equal to the sum of (a) the difference between the premiums paid including any contract fees or other charges and the amounts allocated to the Separate Account under this Contract plus (b) the Accumulation Value of this Contract on the date the returned contract is received by the Company or its agent.

               INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA


     /S/EUGENE E. PAYNE, Secretary             /s/ROY F. MITTE, President

                              ATTEST:___________________________________
                                                       Countersigned

                   Flexible Premium Deferred Variable Annuity
          Ten Years Certain Life Annuity or Optional Annuity Settlement


ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE IN AMOUNT AND ARE NOT GUARANTEED AS TO SUCH AMOUNT.

83FVA01                                                                F1-7M19a

                                      Ex-46

                               TABLE OF CONTENTS
Policy Provisions                                                    Page No.

1.  General Definitions                                                        4
2.  Payment of Premiums                                                        4
3.  Net Premiums                                                               4
4.  Accumulation Unit Value                                                    5
5.  Net Investment Rate and Net Investment Factor                              5
6.  Nonforfeiture Provision                                                    5
7.  Contract Charges                                                           5
     Administrative Expense Charge                                             5
     Separate Account Charge                                                   5
     Sales Charge                                                              5
     Premium Tax Charge                                                        6
8.  Transfer of Divisions                                                      6
      Designated Division Allocation                                           6
      General Transfer Provisions                                              7
9.  Retirement Options                                                         7
      Change of Retirement                                                     7
      Change of Retirement Annuity Form                                        7
10. Death Benefit Before the Retirement                                        7
11. Annuity Payout Option                                                      7
      General Provision                                                        8
12. Change of Beneficiary or Frequency of Payment of Proceeds                  8
13. Annuity Unit Values                                                        9
14. Determination of the First Annuity Payment                             9, 10
15. Determination of the Amount of Annuity Payment After the First            11
16. The Contract                                                              11
17. Control                                                                   11
18. Assignment                                                                11
19. Non-Transferability of Ownership                                          11
20. Modification of Contract                                                  11
21. Incontestability                                                          12
22. Misstatement of Age                                                       12
23. Settlement                                                                12
24. Proof of Age and Survival                                                 12
25. Nonparticipating                                                          12
26. Ownership of the Assets                                                   12
      Voting Rights and Reports                                               12
      Substituted Securities                                                  12
27. Gender, Use of Plural                                                     12

Copy of the Application, Amendments and Endorsements

                                      Ex-47

1. GENERAL DEFINITIONS-As used in this Contract, the term:

     (a) "Accumulation Unit" means a unit of measurement used to determine the value of the Owner's interest under the Contract before annuity payments begin;

     (b) "Accumulation Value" means the value of all the Accumulation Units as of any Valuation Date allocated to this Contract. "Exempt Accumulation Value" means the Accumulation Value not subject to the Sales Charge described herein;

     (c) "Annuity Payment" means an amount paid by the Insurance Company under an Annuity Payout Option as described in this Contract;

     (d) "Annuity Unit" means a unit used to determine the amount of each annuity payment after the first;

     (e) "Contract Year" means the twelve month period starting with the Date of Issue or each succeeding twelve month period thereafter;

     (f) "Contribution Year" means each Contract Year in which at least one Premium is paid;

     (g) "Division" means a subdivision within the Separate Account to which is allocated a single class of Fund shares, unless securities are substituted as this Contract provides. The Separate Account contains two subdivisions for each class of Fund shares. One subdivision is for contracts issued under tax qualified plans and the other is for contracts issued under non-tax qualified plans. Each of the subdivisions has its own identified values. The value of this Contract and the amount of variable annuity payments thereunder are determined in accordance with the federal tax status of this Contract and the Division(s) selected;

     (h) "Fund" means the CIGNA Annuity Fund, Inc.;

     (i) "Premium" means an amount paid to the Company under this Contract as a consideration for the benefits described herein. The first Premium is the "Initial Premium". "Net Premium" means the gross amount of a Premium payment less any applicable state premium taxes;

     (j) "Separate Account" means a segregated investment account of the Company entitled "CIGNA Separate Account I," established pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account is composed of separate Divisions;

     (k) "Valuation Date" means the date on which the net asset value of a class of Fund shares which underlies a Division is determined;

     (1) "Valuation Period" means the period between two consecutive Valuation Dates, beginning with the end of the first of such Valuation Dates;

     (m) "Variable Annuity" means a contract under which the Company promises to pay to an annuitant or other properly designated payee one or more payments which vary in amount in accordance with the net investment experience of a segregated asset account(s) of the Company.

2. PAYMENT OF PREMIUMS-After the Initial Premium, Premiums may be paid at any time before the Retirement Date, or date of Annuitant's death, if earlier, and in any amount at the Company's Home Office, subject to the minimum amount of $40.00.

Premiums less than the minimum will be accepted only with the consent of the Company.

                                     Ex-48

3. NET PREMIUM-The Company will reduce each accepted Premium payment by any applicable Premium Tax Charge to determine a Net Premium. Each Net Premium will be applied by the Company to provide Accumulation Units in accordance with the Designated Division(s) allocation for this Contract. The Designated Division(s) allocation is shown on the Schedule Page, but may be changed by written request of the Owner in a form satisfactory to the Company. No more than five (5) Divisions may be so requested.

The number of Accumulation Units to be provided will be determined by the Company as of the last day of the Valuation Period during which the corresponding Premium is received at its Home Office and will be based on the then current value of an Accumulation Unit of the applicable Division(s).

The dollar value of each Accumulation Unit may vary from one Valuation Period to the next Valuation Period and will depend on the investment experience of the applicable Division. Additional Accumula-

                                                                         F1-7M21

                                      Ex-49
tion Units are credited to this Contract by the Company dividing a Net Premium allocated to a Division by the Division's then current Accumulation Unit Value.

4. ACCUMULATION UNIT VALUE-The value of an Accumulation Unit for each Division was established at $1 .00 as of the date on which the first Fund shares were purchased by the Company for that Division. The value of an Accumulation Unit is subsequently determined by multiplying its value on the immediately preceding Valuation Date by the Net Investment Factor for the current Valuation Period. The value of an Accumulation Unit as of any date other than a Valuation Date is equal to its value as of the next following Valuation Date. The method of determination by the Company of the value of an Accumulation Unit will be conclusive upon the Owner, any assignee, the Annuitant and any Beneficiary.

5. NET INVESTMENT RATE AND NET INVESTMENT FACTOR-The net investment rate for any Valuation Period is equal to the gross investment rate for a Division expressed in decimal form to seven places less a deduction of 0.0000327 for each day in such valuation period (1.2% annually). Such gross investment rate is equal to
(i) the investment income for the Valuation Period, plus capital gains and minus capital losses for the period, whether realized or unrealized, on the assets of the Division, less a deduction for any applicable taxes with respect to such income and capital gains, divided by (ii) the value of assets allocated to this Contract in the applicable Division at the beginning of the Valuation Period. The gross investment rate may be positive or negative. The Net Investment Factor for a Division is 1 .0000 plus the net investment rate for the period applicable for that Division.

6. NONFORFEITURE PROVISION-Prior to the retirement Date, the Owner may request to withdraw all or a partial amount of the Accumulation Value of this Contract by written request in a form satisfactory to the Company. No request to withdraw a partial amount of Accumulation Value will be accepted by the Company for a requested amount less than $300. The Company will make a payment of Contract Withdrawal Value, less any amounts required to be withheld under applicable tax law, within seven days after the date such request is received by the Company at its Home Office, except to the extent that the Company is permitted to defer the date of payment in accordance with the Investment Company Act of 1940, as amended. Contract Withdrawal Value is the requested amount of Accumulation Value reduced by any applicable Premium Tax Charge and Sales Charge as described in
Section 7. If a partial withdrawal request would reduce the remaining Accumulation Value to under $500, the Company will consider the request to be a withdrawal request of all the Accumulation Value of the Contract. In such event, the total Contract Withdrawal Value will be payable to the Owner and this Contract will be cancelled.

Contract Withdrawal Value will be determined as of the Valuation Date coincident with or next following the date that the proper written request is received by the Company. Amounts withdrawn will result in the reduction of Accumulation Units credited to this Contract.

7.  CONTRACT CHARGES

Administrative Expense Charge-At the end of each Contract Year prior to the Retirement Date, the Company will deduct an administrative charge from the Contract value. This charge will be made by reducing the number of Accumulation Units allocated to this Contract. If allocation is made to more than one Division, the deduction will be made proportionately.

The administrative charge before the Retirement Date is $30.00. In addition, the Company reserves the right to charge an additional $5.00 for the second and for each subsequent transfer of Accumulation Value among Divisions during the Contract Year, as described in Section 8.

After the Retirement Date, the Company reserves the right to deduct an administrative charge at the end of each Contract Year of $5.00 for the second and for each subsequent transfer of Annuity Unit value among Divisions during the Contract Year, as described in Section 8.

The Company assesses no charge for the first transfer of Divisions within a Contract Year either before or after the Retirement Date.

Separate Account Charge-The Company assesses a daily charge of 0.0000327 of the value of the assets allocated to each Division (1.2% on an annual basis) for its assumption of mortality and expense risks under this Contract. (See Section 15 for an explanation of these guarantees.)

Sales Charge-This charge is assessed against Accumulation Value (1) at the time that an amount is withdrawn and (2) at the time Accumulation Value is applied as a "Retirement Option" under an Annuity

                                      Ex-50

Payout Option described in Section 11 unless: (a) the first annuity payment begins after the tenth Contract Year, or (b) the first annuity payment begins after the fifth Contract Year and the Annuitant has attained age 591/2 at the time of such payment.

Exempt Accumulation Value-if: (a) a withdrawal request is received or Accumulation Value is applied to a Retirement Option after the first Contract Year and (b) no other partial or full withdrawal request has been received by the Company during the Contract Year of withdrawal or such application of Accumulation Value, then up to 10% of Accumulation Value will be exempt from a Sales Charge. Such Exempt Accumulation Value will be determined as of the Valuation Date coincident with or next following the date that the written request for withdrawal is received by the Company at its Home Office or the date that Accumulation Value is applied to an Annuity Payout Option as a Retirement Option, as applicable.

Determination of Charge-The Company will determine the amount of Sales Charge as follows:

     STEP I A Gross Chargeable Amount is determined by the Company. This amount is the lesser of (a) the dollar amount of Premiums paid, and not previously withdrawn and (b) the amount requested to be withdrawn or applied as a Retirement Option;

     STEP 2 A Net Chargeable Amount is determined by the Company. This amount is the Gross Chargeable Amount less any Exempt Accumulation Value then applicable.

     STEP 3 A Net Chargeable Amount is then allocated by the Company to each Contribution Year.

     STEP 4 The Net Chargeable Amount allocated to a Contribution Year is multiplied by the Applicable Percentage shown:


         No. of Full Contract Years Between the
         Beginning of a Contribution Year and Date
         of Withdrawal (or First Annuity Payment)         Applicable Percentage
                    less than 2                                  7%
                              2                                  6%
                              3                                  5%
                              4                                  4%
                              5                                  3%
                              6                                  2%
                              7                                  1%
                              8 or more                          0%

     STEP5 The Sales Charge applicable to the withdrawal request or application of proceeds is the sum of amounts determined under STEP 4.

For purposes of computing of a Sales Charge, payments of Contract Withdrawal Value and the amount of any Sales Charge for prior withdrawals will be deemed by the Company to reduce the amount of Premiums paid for this Contract at the time of subsequent withdrawal, or first annuity payment. Premiums paid during early Contract Years will be deemed by the Company to have been withdrawn prior to Premiums paid during later Contract Years. In no event will the Sales Charge exceed 7% of the amount of Premiums accepted by the Company for this Contract.

Premium Tax Charge-The Company will deduct any applicable premium taxes, when due, from the value of this Contract.

8. TRANSFER OF DIVISIONS-Once each Contract Year, the Owner may elect to transfer all or any portion of the Accumulation Value or the value of Annuity Units from the current Divisions to one or more of the other Divisions without charge.

The Owner may also elect to make additional transfers of contract value between Divisions during each Contract Year, subject to the Administrative Expense Charge described in Section 6.

The Company reserves the right to limit transfers to one per Contract Year upon written notice to the Owner.

Designated Division Allocation unless otherwise requested by the Owner in writing and approved by the Company, the allocation for Premium payments accepted by the Company after a transfer will remain unchanged from the allocation in effect prior to the transfer.

                                                                        FI-7M22

                                      Ex-51

General Transfer Provisions-No transfer of Divisions is permitted within 30 days of a Retirement Date and no transfer is permitted if it would result in applying the value of this Contract to more than five Divisions.

The number of Accumulation Units credited in the newly elected Division(s) will be equal to the dollar value of the amount transferred divided by the current value of one Accumulation Unit in the newly elected Division(s).

The number of Annuity Units credited in a newly elected Division will be determined by multiplying the number per Division of Annuity Units to be transferred by the current value of one such Annuity Unit, then dividing such product by the current value of one Annuity Unit in the newly elected Division.

9. RETIREMENT OPTIONS

Change of Retirement Date-Upon written request by the Owner received by the Company during the Annuitant's lifetime and at least 30 days prior to the Retirement Date, the Retirement Date, may be changed to any date which is not later than the Annuitant's 75th birthday, unless a different time is agreed to by the Company in writing.

Change of Retirement Annuity Form-During the Annuitant's lifetime, the Owner may change the form of the Retirement Option otherwise provided in this Contract to one or more of the different Retirement Option(s) described in Section 11 by filing written notice of the change with the Company at least thirty days before the Retirement Date. The amount which will be applied to provide the selected Retirement Option(s) will be the Accumulation Value less any applicable Premium Tax Charge or Sales Charge as described in Section 7. The payee under any selected Retirement Option shall be the Owner or any other payee designated by the Owner in writing and received by the Company during the Annuitant's lifetime. The Owner may, by written notice received by the Company during the Annuitant's lifetime, change a previously designated payee to another payee.

10. DEATH BENEFIT BEFORE THE RETIREMENT DATE-If the Annuitant dies before the Retirement Date, the Company will pay a death benefit to the Beneficiary designated as such by the Owner.

The death benefit before the Retirement Date is the greater of (a) the Accumulation Value as of the Valuation Date coincident with or next following the date that due proof of the Annuitant's death is received by the Company, less any applicable Premium Tax Charge; or (b) if the Annuitant's death occurs before his or her 75th birthday, the total Premiums paid less the amount of any prior withdrawals. This benefit will be paid either in one sum or as an Annuity Payout Option as described in Section 11.

During the Annuitant's lifetime, the Owner may select Annuity Payout Option(s) for death benefits before the Retirement Date. A selection, or change of selection, shall take effect as of the date the Owner signs a written request thereof, subject to any prior action taken by the Company before receipt of such selection or change.

If no Annuity Payout Option for death benefits is in effect at the time of the Annuitant's death before the Retirement Date, the death benefit will be payable as a single sum. In such event, the Beneficiary may, within one year following the Annuitant's death, elect to apply the death benefit to an Annuity Payout Option described in Section 11 unless a single sum death benefit payment has been made by the Company. Such election must be filed with the Company in written form acceptable to it.

11. ANNUITY PAYOUT OPTIONS-The Annuity Payout Options are available under this Contract as Retirement Options or as a death benefit before the Retirement Date. In addition to the following specified options of this Contract, the Owner (or the Beneficiary, if applicable) may also choose from any other options available from the Company at the time benefit payments are to begin. The Annuity Payout Options are:

Option 1-Life Annuity with No Refund-A monthly annuity payable during the lifetime of the Annuitant ceasing with the last annuity payment due prior to the death of the Annuitant.

Option 2-Life Annuity and Annuity Payments Guaranteed for Fixed Period-A monthly annuity payable during the lifetime of the Annuitant. If, at the death of the Annuitant, payments have been made for less than the fixed period, the remaining annuity payments will be payable to the end of the fixed period. The fixed period may be (a) 10 years, (b) 15 years, or (c) 20 years.

                                      Ex-52

Option 3-Unit Refund Life Annuity-A monthly annuity payable during the lifetime of the Annuitant. At Annuitant's death, an additional payment may be made. Such payment at death shall be the then dollar value of the number of Annuity Units equal to the excess, if any, of (a) over (b) where (a) is the total amount applied under the option divided by the Annuity Unit Value, as defined in
Section 13, at the effective date of such application, and (b) is the product of the number of Annuity Units represented by each annuity payment and the number of annuity payments made prior to such death.

Option 4-Joint and Survivor Annuity-A monthly annuity payable throughout the joint lifetime of the Annuitant and the Joint Annuitant and continuing for life to the survivor upon the death of either Annuitant.

Option 5-Joint and Two-Thirds Survivor Annuity-A monthly annuity payable throughout the joint lifetime of the Annuitant and the Joint Annuitant with two-thirds of the number of Annuity Units in effect during such joint lifetime continuing for life to the survivor upon the death of either Annuitant.

Option 6-Annuity Payments Guaranteed for a Fixed Period-A monthly annuity payable for a fixed number of years. The number of years must be at least 5, but not more than 30. If the Annuitant dies before the last annuity payment is made, the remaining payments will be payable to the end of the fixed period.

The amount of the first annuity payment for Options 1 through 6 above will be determined in accordance with Section 14 and the subsequent payments shall be determined in accordance with Section 15.

General Provisions-If an Annuity Payout Option is elected as a Retirement Option, then (1) the "Annuitant" referred to in such Option is the person named as such in this Contract and (2) amounts payable after the death of the Annuitant under Options 2, 3 and 6 will be paid to the designated Beneficiary in accordance with Section 12. If an Annuity Payout Option is selected for the death benefit described in Section 10, then (1) the "Annuitant" referred to under the Annuity Payout Option is the designated Beneficiary and (2) amounts payable upon the death of such "Annuitant," under Options 2, 3 and 6, will be paid to such Annuitant's estate in a lump sum (based on a present value at 6% for any remaining annuity payments under Options 2 and 6), unless other provisions have been specified and approved by the Company at the time of election of these Annuity Payout Options. If Option 4 or 5 is chosen, the Owner, during the Annuitant's lifetime, (or the Beneficiary, if applicable) must also select a Joint Annuitant. If Option 6 is chosen, the Owner, during the Annuitant's lifetime, and the Beneficiary (if other than the Annuitant), thereafter may redeem this Contract for a lump sum based on a present value at 6% for any remaining annuity payments, unless other provisions have been specified and approved by the Company. The minimum amount which may be applied under any Annuity Payout Option for any payee shall be $3,000, net of any applicable charge. Proceeds of a smaller amount due to any person will be paid in one sum. If at any time the annuity payments under an Annuity Payout Option are or become less than $20 each, the Company shall have the right to change the frequency of payment to such intervals as will result in payments of at least $20.

Annuity Payout Options are based on the age nearest birthday of the Annuitant(s) as of the date annuity payments are to start. Satisfactory proof of the age of such Annuitant(s) is required.

Except with the written consent of the Company, amounts due under an Annuity Payout Option shall not be available to an assignee or to other than a natural person entitled to receive proceeds in his own right.

Neither the Owner nor any other person receiving payments under this Contract, whether under an Annuity Payout Option or otherwise, shall have the right to assign, encumber or alienate any of the payments under an Annuity Payout Option.

To the extent permitted by law, neither the proceeds nor the payments under any Annuity Payout Option shall be subject to any Annuitant's or Beneficiary's debts, contracts or engagements or to any judicial process to levy upon or attach the same for payment thereof.

12. CHANGE OF BENEFICIARY OR FREQUENCY OF PAYMENT OF PROCEEDS-While this Contract is in force during the Annuitant's lifetime, the Owner, subject to the terms of any existing assignment, may change a previously designated Beneficiary or may change the frequency of the annuity payments being made under this Contract to any different annuity payment frequency upon which the Owner and the Company may agree, by filing at the Home Office of the Company a written request therefor which is satisfactory to the Company. Such change, either in Beneficiary or in the frequency of annuity payments,

                                                                      FI-7M23a

                                      Ex-53
shall take effect when so filed. If any designated Beneficiary predeceases the Annuitant, then the interest of that Beneficiary shall pass to the designated surviving Beneficiary or, if more than one Beneficiary survives the Annuitant, such interest shall pass to such surviving Beneficiaries in proportion to their respective interests, unless otherwise previously specified by the Owner. If no designated Beneficiary survives the Annuitant and no other designation is provided, the Owner shall be the Beneficiary, if he survives the Annuitant; otherwise, the Owner's estate shall be the Beneficiary.

13. ANNUITY UNIT VALUES-The value of an Annuity Unit for each Division was established at $1.0000 on the date on which the first annuity payment based on such Division was determined. On each subsequent Valuation Date, such value is determined by multiplying the value of that Annuity Unit on the immediately preceding Valuation Date by the product of (a) 0.9998404 raised to a power corresponding to the number of days in the Valuation Period ending with such Valuation Date (a factor which neutralizes the effect of the 6% annual interest rate used in calculating the amount of the first payment), and (b) the Net Investment Factor for the Division for the fourteenth day immediately preceding the last day of the Valuation Period for which the value is being calculated. (See Section 5 for a description of Net Investment Factor.)

The valuation of all assets in the Separate Account shall be determined in accordance with the provisions of applicable laws, rules and regulations. The method of determination by the Company of the value of an Annuity Unit will be conclusive upon the Owner, any assignee, the Annuitant, and any Beneficiary.

14. DETERMINATION OF THE FIRST ANNUITY PAYMENT-The tables below show the dollar amount of the first annuity payment for each $1,000 of proceeds applied. The amount of proceeds applied to effect annuity payments will be equal to the product of the value of an Accumulation Unit on the fourteenth day immediately preceding the date on which the first annuity payment is due and the number of Accumulation Units credited to the Contract as of the date on which the first annuity payment is due, less any applicable Premium Tax Charge or Sales Charge. Amounts shown for Single Life Annuity, Joint and Survivor Annuity and joint and Two Thirds Survivor Annuity are based on the 1971 Individual Annuity Mortality Table set back five years with interest at the rate of 6% per annum and assume birth in the year 1920. Under these Annuity Options, the amount of each annuity payment will depend upon the adjusted age of the Annuitant and the Joint Annuitant, if any. The adjusted age is determined from the actual age nearest birthday at the time the first annuity payment is due in the following manner:

      Calendar Year of Birth                         Adjusted Age
      Before 1920                                    Actual Age increased by 1
      1920-1939                                      Actual Age
      1940-1959                                      Actual Age decreased by 1
      1960-1979                                      Actual Age decreased by 2
      1980-1999                                      Actual Age decreased by 3
      2000-2014                                      Actual Age decreased by 4

Amounts shown for the Fixed Period Annuity are based on interest at the rate of 6% per annum and the number of years in the Fixed Period.

The Company reserves the right to substitute any of the tables below to the extent required by any law, rule or regulation concerning the use of sex-based rate factors.

                                      Ex-54

               DOLLAR AMOUNT OF THE FIRST MONTHLY ANNUITY PAYMENT
            WHICH IS PURCHASED WITH EACH $1,000 OF PROCEEDS APPLIED
                              Single Life Annuity
                               Options 1, 2 and 3

                Option 1                  Option 2                   Option 3
Adjusted       No Period               Period Certain                  Unit
  Age           Certain    10 Years      15 Years        20 years     Refund
  50             5.75        5.71         5.67             5.61         5.65
  51             5.80        5.76         5.72             5.65         5.69
  52             5.86        5.81         5.76             5.69         5.74
  53             5.92        5.87         5.81             5.73         5.79
  54             5.98        5.93         5.86             5.78         5.84
  55             6.05        5.99         5.91             5.82         5.89
  56             6.12        6.05         5.97             5.87         5.95
  57             6.20        6.12         6.03             5.91         6.01
  58             6.28        6.19         6.09             5.96         6.07
  59             6.36        6.26         6.15             6.01         6.14
  60             6.45        6.34         6.22             6.07         6.21
  61             6.55        6.42         6.28             6.12         6.28
  62             6.65        6.50         6.36             6.18         6.36
  63             6.75        6.59         6.43             6.23         6.44
  64             6.86        6.69         6.51             6.29         6.53
  65             6.98        6.79         6.59             6.34         6.63
  66             7.11        6.90         6.67             6.40         6.73
  67             7.25        7.01         6.76             6.46         6.83
  68             7.39        7.13         6.85             6.52         6.95
  69             7.55        7.25         6.94             6.57         7.07
  70             7.72        7.38         7.03             6.62         7.20
  71             7.90        7.52         7.13             6.68         7.34
  72             8.11        7.67         7.23             6.73         7.48
  73             8.33        7.83         7.32             6.77         7.64
  74             8.56        7.99         7.42             6.82         7.81
  75             8.82        8.16         7.52             6.85         7.99

                        Joint and Survivor Life Annuity
                                    Option 4

Adjusted Age of                                   Adjusted Age of Annuitant
Joint Annuitant
     Age         Age 55   Age 60   Age 62   Age 65   Age 67    Age 70    Age 75
     50           5.42     5.49     5.52     5.55     5.57      5.61      5.65
     55           5.52     5.63     5.67     5.72     5.76      5.81      5.88
     57           5.57     5.69     5.73     5.80     5.84      5.90      5.99
     60           5.63     5.77     5.83     5.92     5.97      6.05      6.17
     62           5.67     5.83     5.90     6.00     6.06      6.16      6.30
     65           5.72     5.92     6.00     6.12     6.20      6.32      6.51
     70           5.81     6.05     6.16     6.32     6.44      6.62      6.91

                 Joint and Two-Thirds to Survivor Life Annuity
                                    Option 5

                                            Adjusted Age of joint Annuitant
Adjusted Age of Annuitant

Age     Age 55  Age 60  Age 62  Age 65  Age 67  Age 70  Age 75
50      5.73    5.87    5.93    6.03    6.11    6.22    6.46
55      5.86    6.02    6.10    6.21    6.29    6.42    6.69
57      5.92    6.09    6.17    6.29    6.38    6.52    6.79
60      6.02    6.21    6.29    6.42    6.52    6.67    6.97
62      6.10    6.29    6.38    6.52    6.62    6.78    7.10
65      6.21    6.42    6.52    6.67    6.78    6.96    7.32
70      6.42    6.67    6.78    6.96    7.09    7.31    7.74

The dollar amount of the first monthly annuity payment for any age or combination of ages not shown in the above tables will be calculated on the same basis as the payments for those shown and may be obtained from the Company.

                                                                        FI-7M24a

                                      Ex-55

                              Fixed Period Annuity
                                    Option 6

    Number of        First Monthly     Number of       First Monthly
      Years           Installment        Years          Installment

        5                19.17             18               7.46
        6                16.42             19               7.24
        7                14.46             20               7.04
        8                13.00             21               6.86
        9                11.87             22               6.70
        10               10.97             23               6.56
        11               10.24             24               6.43
        12                9.63             25               6.32
        13                9.12             26               6.21
        14                8.69             27               6.11
        15                8.31             28               6.02
        16                7.99             29               5.94
        17                7.71             30               5.87

15. DETERMINATION OF THE AMOUNT OF ANNUITY PAYMENTS AFTER THE FIRST-The number of Separate Account Annuity Units is determined by dividing the amount of the first payment by the Separate Account Annuity Units value on the Valuation Date coincident with or next following the date on which the first annuity payment is due. Thereafter the number of Separate Account Annuity Units remains fixed, unless Contract Value is transferred as described in Section 11. The dollar amount of the second and each subsequent annuity payment is not predetermined but may change from month to month. The actual amount of any such payment is determined by multiplying the number of Annuity Units of the applicable Division by the Annuity Unit Value of such Division on the Valuation Date coincident with or next following the date on which such payments are due.

The Company guarantees that the dollar amount of each annuity payment after the first shall not be adversely affected by the actual expenses which it incurs for administration of the Contract or by variations in mortality experience from the mortality assumptions on which the first annuity payment is based, except as stated in Section 14.

16. THE CONTRACT-This Contract and the Application therefor constitute the entire contract. All statements made by the Owner or Annuitant, or on their behalf, shall be deemed representations and not warranties, and no such statement shall be used in defense of a claim under this Contract unless it is contained in the Application and a copy of the Application is attached to this document when issued.

17. CONTROL-The Owner, during the lifetime of the Annuitant and without the consent of any contingent Owner or Beneficiary, may assign or surrender this Contract and may amend or modify it with the written consent of the Company, subject to the provisions of Sections 18, 19 and 20.

18. ASSIGNMENT-No assignment of this Contract shall be binding on the Company unless it is in writing and until it is filed with the Company at its Home Office. The Company will assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable Beneficiary shall be subordinate to the interest of any assignee, whether the assignment was made before or after the designation of the Beneficiary, and the assignee shall receive any sum payable to the extent of his interest.

19. NON-TRANSFERABILITY OF OWNERSHIP-If this Contract is issued in conjunction with a retirement plan qualified under the Internal Revenue Code, and notwithstanding any other provisions of this Contract, the Owner may not change the ownership of this Contract nor may this Contract be sold, assigned or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company, unless the Owner is the trustee of any employee trust qualified under the Internal Revenue Code, the custodian of a custodial account treated as such or the employer under a qualified non-trusteed pension plan.

20. MODIFICATION OF CONTRACT-Only the President, a Vice President or a Secretary of the Company has power on behalf of the Company to change, modify or waive the provisions of this Contract. Any such action must be in writing. The Company shall not be bound by any promise or representation

                                      Ex-56
heretofore or hereafter made by or to any agent or person other than as specified above. The Company reserves the right to amend this Contract at any time, to the extent required by any applicable federal or state law.

21. INCONTESTABILITY-This Contract will be incontestable from the Date of Issue.

22. MISSTATEMENT OF AGE-If the age of the Annuitant has been misstated, any amount payable shall be that which the Premiums paid would have purchased at the correct age. Overpayments by the Company because of such misstatement, with interest at 6% a year, compounded annually, will be charged against benefits failing due after the adjustment. Underpayment by the Company because of such misstatement will be paid, with interest at 6% a year, compounded annually, by the Company immediately.

23. SETTLEMENT-Any payment by the Company under this Contract is payable at its Home Office.

24. PROOF OF AGE AND SURVIVAL-The Company has the right to require satisfactory proof of age or survival of the Annuitant(s) and that a payee is living when a payment is contingent upon the payee's survival.

25. NONPARTICIPATING-This Contract is nonparticipating and will not share in the surplus earnings of the Company.

26. OWNERSHIP OF THE ASSETS-The Company shall have exclusive and absolute ownership and control of its assets, including all assets allocated to the Separate Account.

Each Division is comprised of a particular class of Fund shares. The Company provides Fund shares for the applicable Division(s) equal in amount to its reserve obligations under the Contracts. The Company is the owner of all Fund shares purchased. No person having the right to receive any payments hereunder shall be entitled to receive Fund shares allocated to the Separate Account. All Fund shares allocated to a Division will be held for the exclusive benefit of persons entitled to receive benefits under variable annuity contracts issued by the Company, for which that Division measures the contract value. The income, if any, and gains or losses, realized or unrealized, on such Fund shares will be allocated to the applicable Division and will be credited to or charged against the amounts allocated to such Division without regard to the other income, gains or losses on the assets allocated to any other Division. Dividends and capital gains distributions received for a class of Fund shares allocated to a Division will be reinvested in additional Fund shares at the net asset value of such class and allocated to the applicable Division. No Division shall be chargeable with the liabilities arising out of the Company's business valued with any other Division; nor shall the Separate Account as a whole be chargeable with the liabilities arising out of any other business which the Company may conduct.

Voting Rights and Reports-The Company will vote Fund shares allocated to a Division by class, in accordance with instructions received from persons having contract values determined by that Division. The Owner shall have the right to instruct the Company as to how to vote the pro rata value of this Contract in a Division. The Company will mail Fund proxy material to the Owner together with an appropriate form which may be used to give voting instructions to the Company. If instructions are not received by the Company in a timely manner as specified in the voting instructions, the pro rata value of this Contract will be voted by the Company in proportion to the instructions received by all persons having contract values determined by such Division who furnish timely instructions to the Company.

Substituted Securities-if any class of the Fund shares becomes unavailable for purchase by the Company for allocation for any Division, or if in the judgment of the Company further investment in such class is no longer appropriate in view of the purposes of the Separate Account, (i) there may be substituted therefor other shares or classes of shares of a registered investment company; or (ii) Net Premiums received after a date specified by the Company may be used to provide other shares of a registered investment company. In either event, prior approval by the vote of a majority of the votes to be cast by persons having their contract values determined by the affected Division will be obtained.

27. GENDER, USE OF PLURAL-Unless the context indicates otherwise, references to the male gender in this Contract shall include the female gender and the singular shall include the plural.

                                                                        FI-7M25a

                                      Ex-57

                                  Exhibit 4(c)

         Form of Endorsement Conforming the Single Payment and Flexible
             Payment Variable Annuity Contracts to the Requirements of Section 72(s) of the Internal Revenue Code of 1954,
           as Amended by Section 222(b) of the Tax Reform Act of 1984

                                  ENDORSEMENT

                       Attached to and made a part of this
                       Contract as of the date of issue.

For the purpose of conforming this Contract to section 222(b) of the Tax Reform Act of 1984 (adding a new section 72(s) to the Internal Revenue Code), this Contract is amended as follows:

A. Applicable only where the Annuitant is the Owner of this Contract: If the individual named in the Application as the Annuitant is the Owner of this Contract, the terms of this part A will apply:

(1) The Annuitant, as named on the Schedule Page, will be the Owner of this Contract, and will be referred to as the "Owner/Annuitant".

(2) Except as stated in part A(3), if the Owner/Annuitant dies prior to the Retirement Date (Annuity Commencement Date), the proceeds to be paid upon such death under this Contract will be paid by the Company within five years after the death of the Owner/Annuitant. Such proceeds will be paid in one or more payments to the Beneficiary named by the Owner/ Annuitant.

(3)  If  the  Owner/Annuitant   dies  prior  to  the  Retirement  Date  (Annuity
Commencement Date) and the Beneficiary is a natural person, the death proceeds may be paid under this Contract:

(a) as  provided  in  part  A(2);  or
(b) in payments over the life of such Beneficiary; or
(c) in payments over a period not to extend beyond the life expectancy of such Beneficiary.

If an election is made to receive such proceeds in accordance with the provisions of sub-parts (b) or (c), payments will start no later than:

(i) one year from the date of death of the  Owner/Annuitant;  or
(ii) such later date as prescribed by regulations issued by the Internal Revenue Service.

(4) If the Owner/Annuitant dies:

(a) on or after the Retirement Date (Annuity  Commencement  Date); and
(b) while payments are being made under an Annuity Payout Option,

the remaining payments to be paid under the form of Annuity Payout Option will be paid at least as rapidly as under the method of payment in effect as of such date of death.

If no Annuity Payout Option is in effect at the date of death of the Owner/Annuitant, the proceeds of this Contract will be paid in accordance with the applicable provisions of parts A(2) or A(3) above.

(5) Neither the Owner/Annuitant nor a Beneficiary may elect an Annuity Payout Option which is contrary to this part A.

B. Applicable only where the Owner is not the Annuitant: If the individual named in the Application as the Annuitant is other than the Owner of this Contract, the provisions of this part B will apply:

(1) Except as stated in part B(6), if the Owner dies:

(a)  before  the  Annuitant;  and
(b) prior to the Retirement Date (Annuity Commencement  Date),

the Company will pay "Death Proceeds-Death of Owner" to the "Beneficiary-Death of Owner" named as such by the Owner prior to his or her death.

                                     Ex-58

(2) If two or more individuals are named as the Owners of this contract (joint Owners), the provisions of this part B will apply upon the death of the first of such individuals to die. Following such death:

(a) the proceeds of this Contract will be paid in accordance with the provisions of this Part B; and
(b) no benefits will be paid under this Contract (including this Endorsement) upon the later death of any other joint Owner, on account of such individual's status as a joint Owner.

The interests of each surviving joint Owner are subject to, and modified by, the provisions of this part B.

                                     FI-2P73
                                      Ex-59

(3) If "Death Proceeds-Death of Owner" are paid in accordance with the provisions of part B(l), then no death benefit will be paid under this Contract upon the death of the Annuitant prior to the Retirement Date (Annuity Commencement Date).

If a death benefit is payable upon death of the Annuitant prior to the Retirement Date (Annuity Commencement Date), no death benefit will be paid under the provisions of part B(l).

(4) Except as stated in parts B(5) and B(6), "Death Proceeds-Death of Owner" will be paid by the Company with in five years from the death of the Owner. Such proceeds will be paid in one or more payments to the "Beneficiary-Death of Owner".

(5) If the "Beneficiary-Death of Owner" is a natural person, the entire proceeds of this Contract may be paid:

(a) as provided in part B(4); or
(b) in payments over the life of such Beneficiary; or
(c) in payments over a period not to extend beyond the life expectancy of such Beneficiary.

If an election is made to receive such proceeds in accordance with the provisions of sub-parts (b) or (c), payments will start no later than:

(i) one year from the date of death of the  Owner;  or
(ii) such later date as prescribed by regulations issued by the Internal Revenue Service.

(6) Notwithstanding the provisions of part B(l):

(a) if the named "Beneficiary-Death of Owner" is the spouse of the Owner; and
(b) if such spouse survives the Owner,

then no "Death Proceeds-Death of Owner" shall be paid under this Contract upon the death of such Owner. Following the death of the Owner, such spouse will become the Owner of this Contract, and may exercise all rights and privileges granted by this Contract to the Owner.

(7) Except as stated in part B(6), all provisions of this Contract (and the Application) which name a contingent Owner, to take effect upon the death of the Owner; and all provisions which state that a contingent Owner may exercise ownership rights under this Contract, are hereby cancelled and annulled.

(8) If the Owner dies:

(a) on or after the Retirement Date (Annuity Commencement Date); or
(b) after the death of the Annuitant, while payments are being made under an Annuity Payout Option,

any remaining payments to be paid under the form of Annuity Payout Option will be paid at least as rapidly as under the method of payment in effect on the date of death of the Owner. The remaining payments will be paid to the person determined in accordance with the provisions of the Annuity Payout Option in effect on the date of death of the Owner.

(9) Neither the Owner nor a Beneficiary may elect an Annuity Payout Option which is contrary to this part B.

(10) For purposes of this part B, the term:

(i) "Annuitant" means only the person named in the Schedule Page of this contract as the Annuitant.

(ii)"Beneficiary-Death of Owner" means the person or persons named by the Owner to receive death proceeds to be paid under this Contract upon the death of the Owner. Unless specified in a written request to the Company, the "Beneficiary-Death of Owner" will be the same person(s) named by the Owner to receive death proceeds upon the death of the Annuitant prior to the Retirement Date (Annuity Commencement Date). The provisions of this Contract which deal with designation of beneficiary and change of beneficiary will also apply to any designation or change of designation of the "Beneficiary-Death of Owner".

                                     Ex-60

(iii) "Death Proceeds-Death of Owner" means the greater of:

(a) the Accumulation Value of this Contract determined on the Valuation Date coincident with or next following the date due proof of death of the Owner's death is received by the Company, less the amount of any applicable premium taxes; or

(b) if the Owner's death occurs before his or her 75th birthday, the total Premiums paid less the amount of any prior withdrawals.

                               INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA

                                                     /s/ROY F MITTE, President

                                      Ex-61

                                  Exhibit 5(a)

        Form of Application for Single Payment Variable Annuity Contract

               INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
                         ILCO INVESTORS LIFE INSURANCE
                           COMPANY SEPARATE ACCOUNT I

    Make checks payable to: INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA


Send  Variable  Annuity  Application  and  check to:

Investors  Life Insurance  Company of North America
P.O. Box 149138
Austin,  TX 78714-9138

VARIABLE ANNUITY APPLICATION

1. DESIGNATED ANNUITANT. (If no Contract Owner is specified in 2 below, the Designated Annuitant will be the Contract Owner)

        a.      PRINT FULL NAME:

        b.      SOC. SEC. NO.

        c.      ADDRESS:________________________________
                             (Street)
                ________________________________________
                (City)              (State)        (Zip)

        d.      SEX:       M         F

        e.      BIRTH DATE:

        f.      MARRIED:       Yes       No       AGE

2.      CONTRACT OWNER. (Only complete if different from Designated Annuitant)

        a.      PRINT FULL NAME:

        b.      TAX I.D. NO.

                OR SOC. SEC. NO.

        c.      ADDRESS:______________________________
                                 (Street)
                ______________________________________
                (City)        (State)         (Zip)

3. CONTINGENT OWNER. (May ONLY complete when owner and Designated Annuitant differ)

        a.      PRINT FULL NAME:


        b.      SOC. SEC. NO.

        c.      ADDRESS:______________________________
                                 (Street)
                ______________________________________
                (City)      (State)             (Zip)

4.      TYPE OF PLAN
        (A)     NON-QUALIFIED
        (B)     QUALIFIED (Indicate type below)
                Keogh (HR-10)*
                Deferred Compensation
                IRA Rollover*
                Corporate Pension
                 Or Profit Sharing*
                Corporate
                 Distribution Annuity*
                Deferred Compensation
                 (State/Municipal)
                Public School
                 Systems D 403(b)*
                Non-Profit 501(c)3
                 Organizations D 403(b)*


                                     Ex-62

 *Includes Automatic Non-Transferability of Ownership Provision.

5.   BENEFICIARY DESIGNATION (Instruction on Reverse) MUST be completed


6.   Will the annuity applied for replace existing annuity or life insurance?
     Yes   No        If yes, explain:

                                      Ex-63

7.   CONSIDERATION ($3,000 Minimum)

          Single Premium Amount:  $

          If this application is declined there shall be no liability on the part of the Company and any sums submitted herewith shall be refunded.

8. Net purchase payments are to be allocated to the CIGNA Separate Account I divisions as follows. A maximum of five funds may be chosen. (Use only full percentages.)

                        .00%

                        .00%

                        .00%

                        .00%

                        .00%

                     100.00%

9.   EXPECTED COMMENCEMENT AGE FOR ANNUITY PAYOUT:
                                                  Standard Age: 65

          Other:

          Annuity commencement age can be changed at option of owner, during the Annuitants lifetime.

10. ANNUITY FORM Standard Annuity: Life Annuity with 120 guaranteed monthly payments:

     Other:

11.  Home Office Endorsements: (Not allowed in Maryland and Pennsylvania)


I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Application shall be part of any annuity contract issued by the Company.

I understand that annuity payments, cash values and surrender values under any contract issued pursuant to this Application are based upon assets allocated to Separate Account I and are variable in nature; thus, they are not guaranteed as to their dollar amount. Receipt of a current variable annuity and applicable mutual fund(s) prospectus is hereby acknowledged.

SIGNED AT:_______________________________ ON __________________________
            (City)         (State)                   (Date)

SIGNATURES: _____________________________    ___________________________
             (Designated Annuitant)          (Owner Purchasing Employer,
                                              if applicable)

AGENT: Do you have a reason to believe  the  Contract  applied for is to replace existing annuities or insurance owned by the annuitant?
     Yes     No

     If yes, I have complied with all state replacement requirements. Required replacement forms and information must be submitted to the Company.

WITNESS: ________________________________    _____________________________
                 (Agent)                          Print Agent Name

Agent's Address: _____________________________________________
                 (Street)       City)    (State)         (Zip)

Agent's Code                           Agent's Telephone: (   )

Broker/Dealer:


BENEFICIARY INSTRUCTIONS

1. The full name, age, relationship to the Annuitant and address of each beneficiary should be shown.

2. A married woman should indicate her own given name, not that of her husband. Example: Mary N. Jones, not Mrs. John B. Jones.

                                      Ex-64

3.   Listed below are the most common types of beneficiary designations:

                        IF THE  BENEFICIARY  WORDING  DESIRED  IS NOT  INDICATED
                        BELOW, PLEASE CONTACT THE INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA FOR ASSISTANCE.


Designation                     Proper Wording

ONE BENEFICIARY                 Jane Doe, wife of the Annuitant

TWO BENEFICIARIES John Doe, father of the Annuitant and Anna Doe, mother of the Annuitant equally, or to the survivor.

ONE PRIMARY AND ONE             Jane Doe, wife  of the  Annuitant,  if  living;
CONTINGENT BENEFICIARY          otherwise Richard Doe, son of the Annuitant.

ONE PRIMARY  AND TWO OR         Jane Doe, wife of the Annuitant, if living;
MORE  CONTINGENT BENEFICIARIES  otherwise Richard Doe, Mary Doe, and Robert Doe, children of the Annuitant or the survivors, equally, or the survivor.


ONE PRIMARY AND UNNAMED         Jane Doe, wife of the Annuitant,
CHILDREN AS CONTINGENT          if living;  otherwise the children born
BENEFICIARIES (EXCEPT ADOPTED   of the marriage of the Annuitant and said wife
CHILDREN)                       or the survivors, equally, or the survivor.


ONE PRIMARY AND ONE OR MORE     Jane Doe, wife of the Annuitant, if living;
CHILDREN  INCLUDING LEGALLY     otherwise any children born of the marriage of
ADOPTED CHILDREN AS CONTINGENT  or legally adopted by the Annuitant and said
BENEFICIARIES                   wife,or the survivors, equally, or the survivor.

                                        Ex-65

                                  Exhibit 5(b)

       Form of Application for Flexible Payment Variable Annuity Contract


               INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
                     ILCO INVESTORS LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT I

Makes checks payable to: INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA Send Application for Flexible Premium Variable Annuity and check to:
Investors Life Insurance Company of North America
P.O. Box 149138
Austin, Texas 78714-9138

                 FLEXIBLE PREMIUM VARIABLE ANNUITY APPLICATION

1. PROPOSED ANNUITANT. (Individual upon whose life Contract is issued.)

 a. PRINT FULL NAME                              d. SOC. SEC. No.

    ________________________________             e. BIRTH DATE:
     (First)  (Middle Initial) (Last)
                                                 f. AGE:
 b.  ADDRESS________________________
                       (Street)
                                                 g. Single    Married  Separated
     _______________________________                Divorced  Widowed
     (City)    (State)     (Zip)

 C.   SEX   M  F


2. PROPOSED OWNER. (Individual or entity who will own and control the contract. Complete only if different than Proposed Annuitant.)

 a.  PRINT FULL NAME:                          d. TAXPAYER I.D. NO.

     _________________________________            OR SOC. SEC. NO.
     (First)   (Middle Initial) (Last)

                                               g. Single      Married Separated
  b. ADDRESS:_________________________            Divorced   Widowed
                      (Street)

     _________________________________
     (City)      (State)         (Zip)

   C. SEX  M  F

3.   TYPE OF PLAN
     (A) NON TAX-QUALIFIED
     (B) TAX-QUALIFIED (Indicate type below).
         Corporate  Pension or Profit Sharing*
         Keogh (HR-10)*
         Non-Profit 501(c)3 Organizations-403(b)*
         Public School Systems-403(b)*
         Texas ORP-403(b)*
         Deferred  Compensation (State/
          Municipal)
         Individual Retirement Annuity
          (IRA)
         The Proposed Annuitant  and/or
          Owner  hereby  represent  that
          they have received, read,  and
          understand the  IRA Disclosure
          statement and Agree  that  the
          Retirement  Date  will  be  no
          later than age 70 1/2.

        *Plan Includes Automatic Non-Transferability of Ownership Provision.

                                       1
83FVAA01                                                                F1-3D12a

                                      Ex-66

4. BENEFICIARY. (Individual or entity designated to receive proceeds of contract, if any, upon Annuitants death. Print full name and relationship to Annuitant. See Beneficiary Instructions on back page.)

     a.      PRIMARY:                         b.      CONTINGENT:

5.      PAYMENT INFORMATION

        a.      INITIAL PREMIUM PAYMENT: $

        b.      PLANNED SUBSEQUENT PREMIUM PAYMENTS: $        ($40.00 minimum).

        c.      PAYMENTS WILL BE REMITTED        TIMES PER YEAR COMMENCING
                (Number)             (Date)
        d.      METHOD OF PAYMENT:

                Voluntary Direct Pay
                Salary Deduction (complete information below)*
                List Bill Remittance (complete information below)* Monthly Check-o-matic
                    (Must include authorization card and void check.)


                *Employer/Retirement Plan Name:

                Billing Address:___________________________________________
                                (Street)    (City)     (State)       (Zip)

               Employer/Retirement Plan must have on file with Investors Life Insurance Company of North America a completed Agreement to Remit Salary Deductions before this application can be accepted.

6.      ALLOCATION OF PREMIUM PAYMENTS
                           .00%                     .00%
                           .00%                     .00%
                           .00%                     .00%
                                        Must Total     100.00%

7. a. ANNUITY PAYOUT Retirement Date (Annuity Commencement Date): Contract Anniversary after Proposed Annuitants Age 65 unless otherwise shown.
        Other:

     b. ANNUITY FORM Standard Annuity: Life Annuity with 120 guaranteed monthly payments unless otherwise shown. Other:



                                       2                                F1-3D12a

                                      Ex-67

8.   Is  Proposed  Owner  employed  by  or  registered  with  another   National
     Association  of Securities  Dealers,  Inc.  firm?
     YES    NO     If Yes notice of this transaction may be provided to such
                   firm at the following address:


9. SUITABILITY. Applicants are urged to supply the following information so that an informed decision regarding suitability can be made by the Agent. If, however you desire not to answer these questions, please check below:

        a.      Annual Salary:  $               e.  Occupation:

        b.      Amount of Life Ins:     $       f.  Source of Retirement Income:
                                                    Social Security        Other
        c.      Total Assets:   $
                                                g.  Other Income
        d.      Total Debts:            $

        The Proposed Applicant declines to provide the above information.

10.  Will the annuity  applied for replace  existing  annuity or life insurance?
     YES NO          If Yes provide name of insurer and policy number:



11. HOME OFFICE ENDORSEMENTS: (Not allowed in Maryland, Pennsylvania, and West Virginia)



I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Application shall be a part of any annuity contract issued by the Company.

I understand that annuity payments, cash values and surrender values under any contract issued pursuant to this Application are based upon assets allocated to Separate Account I and are variable in nature; thus, they are not guaranteed as to their dollar amount. Receipt of current prospectuses for Separate Account I Flexible Premium Variable Annuity and PCM Trust are hereby acknowledged.

SIGNED AT: _______________________________________  ON _____________
            (City)                  (State)                (Date)

SIGNATURES:__________________________             ____________________________
           (Proposed Annuitant)                   (Owner Purchasing Employer,
                                                   if applicable)

AGENT: Do you have  reason to believe  the  Contract  applied  for is to replace
     existing annuities or insurance owned by the annuitant?  Yes       No
     If Yes, I have complied with all state replacement requirements. Required replacement forms and information must be submitted to the Company.

WITNESS:_______________________________           ____________________________
                  (Agent)                               Print Agent Name

Agent's Business Address:____________________________________________
                         (Street)    (City)   (State)        (Zip)

Agent's Code            Agent's Business Telephone (        )

Broker/Dealer:



                                       3                                F1-3D12a

                                      Ex-68

                            BENEFICIARY INSTRUCTIONS

1. The full name, age, relationship to the Annuitant and address of each beneficiary should be shown.

2. A married woman should indicate her own given name, not that of her husband. Example: Mary N. Jones, not Mrs. John B. Jones.

3.   Listed below are the most common types of beneficiary designations.

                        IF THE BENEFICIARY WORDING DESIRED I SNOT
                        INDICATED BELOW, PLEASE CONTACT THE
                        INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA FOR ASSISTANCE.

 Designation                                Proper Wording

ONE BENEFICIARY                      Jane Doe, wife of the Annuitant

TWO BENEFICIARIES                    John Doe, father of the Annuitant and
                                     Anna Doe, mother of the Annuitant equally, or to the survivor

ONE PRIMARY AND ONE CONTINGENT       Jane Doe, wife of the Annuitant, if living;
BENEFICIARY                          otherwise Richard Doe, son of the Annuitant

ONE PRIMARY AND TWO OR MORE          Jane Doe, wife of the Annuitant, if living;
CONTINGENT  BENEFICIARIES            otherwise Richard Doe, Mary Doe, and Robert
                                     Doe, children of the Annuitant or the
                                     survivors, equally, or the survivor.

ONE PRIMARY AND UNNAMED CHILDREN     Jane Doe, wife of the Annuitant, if living;
AS otherwise CONTINGENT              otherwise the children born of the marriage
BENEFICIARIES (EXCEPT ADOPTED         of the Annuitant and said wife or the
CHILDREN)                            survivors,  equally, or the survivor.

ONE PRIMARY AND ONE OR MORE          Jane Doe, wife of the Annuitant, if living;
CHILDREN otherwise  INCLUDING        otherwise any children born of or legally
LEGALLY ADOPTED CHILDREN AS          adopted by the Annuitant and said wife, or
CONTINGENT BENEFICIARIES             the survivors, equally, or the survivor.




                                      4                                F1-3D12a

                                      Ex-69

                                   Exhibit 6

                  Certificate of Incorporation and By-Laws of
                Investors Life Insurance Company of North America


                            ARTICLES OF INCORPORATION

                                       OF

                INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA

         The undersigned, for the purpose of forming a corporation under the Washington Business Corporation Act, hereby certifies and adopts the following Articles of Incorporation:

                                 ARTICLE 1. NAME

     The name of this Corporation is INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA.
                                ARTICLE 2. SHARES

         The total authorized number of shares of this Corporation is 40,000 shares, which shall consist of a single class of stock with a par value of $80.00 each.

                     ARTICLE 3. REGISTERED OFFICE AND AGENT

         The initial registered agent and registered office of this Corporation are as follows:


Registered Agent

Washington Corporate
Services, Inc.


Registered Office, Street
and Mailing Address

2250 Columbia Center
701 Fifth Avenue

Seattle, Washington 98104

                             ARTICLE 4. INCORPORATOR

     The name and address of the incorporator is: William M. Wood, 2200 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104.

                              ARTICLE 5. DIRECTORS

         The number of directors of this Corporation shall be fixed by the Bylaws and may be increased or decreased from time to time in the manner specified therein. The Initial Board of Directors shall consist of ten (10) directors, and the names and addresses of the persons who shall serve as directors until the first annual meeting of shareholders and until their successors are elected and qualified unless they resign or are removed are:

                                      Ex-70

         Joseph Francis Crowe                             Michael Scott Mitte
         Theodore Adam Fleron                             Roy Frank Mitte
         James Martin Grace                               Dr. Eugene Edgar Payne
         Dale Edwin Mitte                                 Steven Paul Schmitt
         Ali Razavi                                       Jeffrey H. Demgen

                             c/o FIC Insurance Group
                                  Austin Centre
                             701 Brazos Street #1400
                            Austin, Texas 78701-3232

                       ARTICLE 6. LIMITATION OF LIABILITY

         A director of this Corporation shall not be personally liable to this Corporation or its shareholders for monetary damages for conduct as a director, except for:

          a.   Acts  or  omissions  involving  intentional   misconduct  by  the
               director or a knowing violation of law by the director;

          b.   Conduct   violating  RCW  23B.08.310   (which  involves   certain
               distributions by the Corporation); or

          c. Any transaction from which the director will personally receive a benefit in money, property, or services to which the director is not legally entitled.

         If the Washington Business Corporation Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of this Corporation shall be eliminated or limited to the fullest extent permitted by the Washington Business Corporation Act, as so amended. Any repeal or modification of the foregoing paragraph by the shareholders of this Corporation shall not adversely affect any right or protection of a director of this Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

                           ARTICLE 7. INDEMNIFICATION

         This Corporation shall indemnify and advance expenses to its Directors, Officers and Employees, as follows:

     a. Directors and Officers. This Corporation shall indemnify its directors and officers to the full extent permitted by the Washington Business Corporation Act now or hereafter in force. However, such indemnity shall not apply on account of: (1) acts or omissions of the director or officer finally adjudged to be

                                      Ex-71
          intentional misconduct or a knowing violation of law; (2) conduct of the director finally adjudged to be in violation of RCW 23B.08.310; or
          (3) any transaction with respect to which it was finally adjudged that such director or officer personally received a benefit in money, property, or services to which the director or officer was not legally entitled.

          This Corporation shall advance expenses for such persons pursuant to the terms set forth in the Bylaws, or in a separate directors' resolution or contract.

     b. Employees Who Are Not Directors or Officers. This Corporation shall indemnify and advance expenses to its employees who are not directors or officers to the extent authorized by the Board of Directors or the Bylaws, and consistent with the law.

     c. Implementation. The Board of Directors may take such action as is necessary to carry out these indemnification and expense advancement provisions. The Board is expressly empowered to adopt, approve, and amend from time to time such Bylaws, resolutions, contracts, or further indemnification and expense advancement arrangements as may be permitted by law, implementing these provisions. Such Bylaws, resolutions, contracts, or further arrangements shall include but not be limited to implementing the manner in which determinations as to any indemnity or advancement of expenses shall be made.

     d. Survival of Indemnification Rights. No amendment or repeal of this Article shall apply to or have any effect on any right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

                          ARTICLE 8. PREEMPTIVE RIGHTS

         Preemptive rights shall not exist with respect to shares of stock or securities convertible into shares of stock of this Corporation.

                          ARTICLE 9. CUMULATIVE VOTING

         The shareholders of this Corporation shall not have the right to cumulate their votes in the election of directors.

                               ARTICLE 10. PURPOSE

         The   Corporation  is  formed  as  stock  insurer  for  all  legal  and permissible purposes and in particular to act as a life, health, accident, annuities and disability insurer.

                                      Ex-72

                            ARTICLE 11. CONTINUATION

         The Corporation is intended to be a continuation, by redomestication, of Investors Life Insurance Company of North America, an insurer domiciled in and a corporation of the Commonwealth of Pennsylvania. The Corporation will maintain a Capital Account at $2,400,000 instead of $1,500,000 and is increasing said Account to this amount by a transfer from the Gross Paid-In and Contributed Surplus Account, and the adjustment of the par value from $50 to $80 per share. The Corporation shall at its incorporation have 30,000 shares issued and outstanding, and fully paid.

                               ARTICLE 12. BYLAWS

         The Board of Directors of the Corporation shall have the authority to adopt and amend its Bylaws.

                              ARTICLE 13. DURATION

         The duration of the Corporation shall be perpetual.

                     ARTICLE 14. PRINCIPAL PLACE OF BUSINESS

         The principal office of the Corporation shall be Seattle, Washington.

         The undersigned incorporator hereby declares that I have examined the foregoing and, to the best of my knowledge and belief, it is true, correct and complete.

         DATED this 18th day of November, 1992.


                                                              /s/William M. Wood
                                                                    Incorporator

                                      Ex-73

STATE OF WASHINGTON )
                    ) SS.
COUNTY OF KING      )

     On this ________ day of ____________, 1992, before me personally appeared WILLIAM M. WOOD, to me known to be the individual who executed the within and foregoing instrument, and acknowledged said instrument to be his free and voluntary act and deed, for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.



                                              Notary Public in and for the State
      (NOTARY SEAL)                                   of Washington, residing at

                                              My Commission Expires:

                                      Ex-74

                             CONSENT TO APPOINTMENT
                              AS REGISTERED AGENT

         WASHINGTON CORPORATE SERVICES, INC., by and through its Vice President, hereby consents to serve as Registered Agent, in the State of Washington, for INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA, a Washington corporation. The undersigned understands that as agent for this Corporation, it will be its responsibility to receive service of process in the name of this Corporation; to forward all mail to this Corporation; and to immediately notify the office of the Secretary of State in the event of its resignation or of any changes in the address of the registered office of this Corporation for which it is agent.

         DATED this 18th day of November, 1992.

                                                            WASHINGTON CORPORATE
                                                            SERVICES, INC.


                                                      By: /s/ Susan K. Beebe
                                                      Its Vice President

                                      Ex-75

                              AMENDED AND RESTATED
                                     BY-LAWS



                INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA


                              A Corporation of the
                               State of Washington

                                  Incorporated
                                December 10, 1992


                                A CONTINUATION OF




                INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA

                              A Corporation of the
                          Commonwealth of Pennsylvania


                                  Incorporated
                                  June 18, 1963

                                      Ex-76

                                     BY-LAWS
                                TABLE OF CONTENTS
                                                                           Page
ARTICLE I.    MEETING OF SHAREHOLDERS..........................................1
  Section 1.1       Time and Place.............................................1
  Section 1.2       Record Date................................................2
  Section 1.3       Shareholders' List For Meeting.............................3
  Section 1.4       Notice.....................................................4
  Section 1.5       Waiver of Notice...........................................6
  Section 1.6       Quorum.....................................................6
  Section 1.7       Proxies....................................................7
  Section 1.8       Voting.....................................................7
  Section 1.9       Adjournment................................................8
  Section 1.10      Written Consent of Shareholders............................8

ARTICLE II.    DIRECTORS.......................................................9
  Section 2.1       General Powers.............................................9
  Section 2.2       General Standard for Directors.............................9
  Section 2.3       Number and Qualification..................................11
  Section 2.4       Election and Term of Office...............................11
  Section 2.5       Meetings..................................................12
  Section 2.6       Presumption of Assent.....................................15
  Section 2.7       Resignation and Removal...................................15
  Section 2.8       Vacancies.................................................16
  Section 2.9       Compensation..............................................16
  Section 2.10      Committees................................................17

ARTICLE III.   OFFICERS, AGENTS AND EMPLOYEES.................................19
  Section 3.1       Enumeration...............................................19
  Section 3.2       Terms.....................................................19
  Section 3.3       Chairman of the Board.....................................20
  Section 3.4       President.................................................20
  Section 3.5       Chairman of the Executive Committee.......................20
  Section 3.6       Executive Vice Presidents.................................20
  Section 3.7       Senior Vice Presidents....................................21
  Section 3.8       Vice Presidents...........................................21
  Section 3.9       Secretary.................................................21
  Section 3.10      Assistant Secretaries.....................................22
  Section 3.11      Treasurer.................................................22
  Section 3.12      Assistant Treasurers......................................23
  Section 3.13      Powers....................................................23
  Section 3.14      Compensation..............................................24
  Section 3.15      Agents and Employees......................................24

                                      Ex-77

ARTICLE IV.   STOCK...........................................................24
  Section 4.1       Issuance of Certificates for Shares.......................24
  Section 4.2       Registrars and Transfer Agents............................25
  Section 4.3       Transfers.................................................25
  Section 4.4       Record Dates..............................................26
  Section 4.5       Lost Certificates.........................................26

ARTICLE V.    BOOKS AND RECORDS...............................................27
  Section 5.1       Minute Book, Books of Accounts, and Share Register........27
  Section 5.2       Copies of Resolutions.....................................29

ARTICLE VI.    FISCAL YEAR AND FINANCIAL STATEMENTS...........................29
  Section 6.1       Fiscal Year...............................................29
  Section 6.2       Financial Statements......................................29

ARTICLE VII.   INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES...........31
  Section 7.1       Directors and Officers....................................31
  Section 7.2       Employees Who Are Not Directors or Officers...............32
  Section 7.3       Implementation............................................32
  Section 7.4       Survival of Indemnification Rights........................33

ARTICLE VIII.  MISCELLANEOUS..................................................33
  Section 8.1       Execution of Obligations..................................33
  Section 8.2       Contributions.............................................33
  Section 8.3       Depositories..............................................33

ARTICLE IX.    AMENDMENT......................................................34
  Section 9.1       Amendment.................................................34

                                      Ex-78

                       ARTICLE I. MEETINGS OF SHAREHOLDERS


         Section 1.1       Time and Place

     (a) All meetings of the shareholders shall be held at the Head Office and corporate domicile of the Corporation, in Seattle, Kind County, Washington, or at such other place or places as may be designated by the Board of Directors.

     (b) The annual meeting of the shareholders shall be held during the month of January, February, March or April in each year, as the Board of Directors may designate.

     (c) Special meetings of the shareholders may be held upon the call of the Board of Directors, the Chairman of the Board, the Executive Committee of the Board of Directors, the Vice Chairman or the President, and shall be called if requested in writing by the holders of at least one-fifth of the Corporation's outstanding shares of capital stock.

     (d) If the foregoing place or time is made impossible by reason of circumstances beyond the control of the Directors and Officers of the Corporation, the meetings shall be held at such other place or time as the Board may select and as shall be permitted by law.

         Section 1.2       Record Date

     The Board of Directors is authorized to determine the record date in order to determine the shareholders entitled to notice of a shareholders' meeting, to demand a special meeting, to

                                      Ex-79
vote, or to take any other action. If the Board has not determined a record date, it shall be fixed as follows:

     (a) If the Board of Directors has not fixed the record date for determining shareholders entitled to notice of and to vote at an annual or special shareholders' meeting, it shall be the day before the first notice is delivered to shareholders.

     (b) If the Board has not fixed the record date for determining shareholders entitled to a share dividend, it shall be the date the Board of Directors authorizes the share dividend.

     (c) If the Board has not fixed the record date for determining shareholders entitled to a distribution, other than one involving a purchase, redemption, or other acquisition of the Corporation's shares, it shall be the date the Board authorizes the distribution.

     (d) If the Board has not fixed a record date for determining the shareholders entitled to demand a special meeting, it shall be the date the first shareholder signs the demand.

     A record date may not be more than sixty (60) days before the meeting or action requiring a determination of shareholders.

     A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record

                                      Ex-80
date, which it must do if the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the original meeting.

         Section 1.3       Shareholders' List For Meeting

     After fixing a record date for a meeting, an alphabetical list shall be prepared of the names of all the Corporation's shareholders on the record date who are entitled to notice of a shareholders' meeting. The list shall show the address of and number of shares held by each shareholder.

     The shareholders' list must be available for inspection by any shareholders, beginning ten (10) days prior to the meeting and continuing through the meeting, at the Corporation's principal office or at a place identified in the meeting notice in the city where the meeting will be held. A shareholder, the shareholder's agent, or the shareholder's attorney is entitled to inspect the list, during regular business hours and at the shareholder's expense, during the period it is available for inspection. The Corporation shall make the shareholder's list available at the meeting, and any shareholder, the shareholder's agent, or the shareholder's attorney is entitled to inspect the list at any time during the meeting or any adjournment. Refusal or failure to prepare or make available the shareholders' list shall not affect the validity of action taken at the meeting.

Section 1.4       Notice

     Written notice of each shareholders' meeting stating the date, time, and place and, in case of a special meeting, the purpose or purposes for which such meeting is called, shall be given by

                                      Ex-81
the Corporation not less than ten (10) (unless a greater period of notice is required by law in a particular case) nor more than sixty (60) days prior to the date of the meeting, to each shareholder of record to the shareholder's address as it appears on the current record of shareholders of this Corporation.

     Notice of a special meeting must include a description of the purpose or purposes for which the meeting is called.

     Written notice may be transmitted by mail, private carrier, or personal delivery; telegraph or teletype; or telephone, wire or wireless equipment which transmits a facsimile of the notice. Written notice is effective at the earliest of the following:

     (a) When received;

     (b) five (5) days after its deposit in the U.S. mail if mailed with first-class postage; or

     (c) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee. Notwithstanding the previous sentence, written notice by the Corporation to a shareholder is effective when mailed, if it is in comprehensible form and if mailed with first-class postage and correctly addressed to the shareholder's address shown on the on the Corporation's current record of shareholders. If an annual or special shareholders' meeting is adjourned to a different date,

                                      Ex-82
time, or place, notice need not be given of the new date, time, and place if the new date, time or place is announced at the meeting before adjournment. However, if a new record date for the adjourned meeting is or must be fixed under Section
1.2 of this Article 1, notice of the adjourned meeting must be given under this Section to persons who are shareholders as of the new record date.

     Section 1.5 Waiver of Notice

     A shareholder may waive any notice required to be given by these Bylaws, or the Articles of Incorporation of this Corporation, or any provisions of the Washington Business Corporation Act, as amended, before or after the meeting that is the subject of such notice. A valid waiver is created by any of the following three methods:

     (a) In writing, signed by the shareholder entitled to the notice and delivered to the Corporation for inclusion in its corporate records;

     (b) Attendance at the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; or

     (c) Failure to object at the time of presentation of a matter not within the purpose or purposes described in the meeting notice.

                                      Ex-83

Section 1.6       Quorum

     At any meeting of shareholders, a majority in interest of all the shares, represented by shareholders of record in person or by proxy, shall constitute a quorum for action on that matter.

     Once a share is represented at a meeting, other than to object to holding the meeting or transacting business, it is deemed to be present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for the adjourned meeting pursuant to Section 1.2 of this Article 1. At such reconvened meeting, any business may be transacted which might have been transacted at the meeting as original notified.

     If a quorum exists, action on a matter is approved by a voting group if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless the Washington Business Corporation act, as amended, the Articles of Incorporation or these Bylaws of this Corporation, require a different vote.

Section 1.7       Proxies

     Shareholders of record may vote at any meeting either in person or by proxy executed in writing. A proxy is effective when received by the person authorized to tabulate votes for the Corporation. A proxy is valid for eleven (11) months unless a longer period is expressly provided in the proxy.

                                      Ex-84

Section 1.8       Voting

     Subject to the provisions of the laws of the State of Washington, and unless otherwise provided in the Articles of Incorporation, each outstanding share is entitled to one (1) vote on each matter voted on at a shareholders' meeting.

Section 1.9       Adjournment

     A majority of the shares represented at the meeting, even if less than a quorum, may adjourn the meeting from time to time. At such reconvened meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 1.10       Written Consent of Shareholders

     Any action which may be taken at a meeting of shareholders may be taken without a meeting, if a consent or consents in writing setting forth the action so taken shall be signed by all of the shareholders who would be entitled to vote at a meeting for such purpose, and shall be filed with the Corporate Secretary, or an Assistant Corporate Secretary, of the Corporation.

     A shareholder may withdraw consent only be delivering a written notice of withdrawal to the Corporation prior to the time that all consent are in the possession of the Corporation.

     Action taken by unanimous written consent of the shareholders is effective when all consents are in possession of the Corporation, unless the consent specifies a later effective date.

                                      Ex-85

                              ARTICLE II. DIRECTORS

Section 2.1       General Powers

     All corporate powers shall be exercised by or under authority of, and the business and affairs of the Corporation shall be managed under the direction of, a Board of Directors (at times referred to herein as the "Board"), except as otherwise provided by its Articles of Incorporation.

     In addition to the specific authority conferred by law, the Article of Incorporation, these Bylaws, and the authority customarily attributed to their office, the Directors shall have all authority permitted or required by law of each jurisdiction in which the Corporation does business to the end that they are fully empowered to make and execute all rules and decisions necessary or proper for the efficient conduct of the affairs of the Corporation.

Section 2.2       General Standard for Directors

     (a) A director shall discharge the duties of a director, including duties as a member of a committee:

     In good faith;

     With the care an ordinarily prudent person in a like position would exercise under similar circumstances; and

     In a manner the director reasonably believes to be in the best interests of the Corporation.

     (b) In discharging the duties of a director, a director is entitled to rely on information,

                                      Ex-86
opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by:

     One or more officers or employees of the Corporation whom the director reasonably believes to be reliable and competent in the matters presented;

     Legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or

     A committee of the board of directors of which the director is not a member if the director reasonably believes the committee merits confidence.

     (c) A director is not acting in good faith if the director has knowledge concerning the matter in question that makes reliance otherwise permitted by subsection (b) of this Section 3.2 unwarranted.

     (d) A director is not liable for any action taken as a director, or any failure to take any action, if the director performed the duties of the director's office in compliance with this Section 3.2.

Section 2.3       Number and Qualification

     There shall be such number of Directors, not less than seven nor more than fifteen, as the

                                      Ex-87

Board shall from time to time determine; except that if disqualifications, deaths, disabilities or resignations at any time reduce the number of qualified and able directors to less than a quorum of the Board as then established, the size of the Board shall be automatically reduced, without need of Board action, to the number of directors then qualified and able to serve, or to the minimum permitted by law, whichever is greater. A director need not be a resident of the State of Washington but at least three-fourths of the Directors shall be United States or Canadian citizens.

Section 2.4       Election and Term of Office

     (a) Directors shall be elected at the first annual shareholders' meeting and at each annual meeting thereafter.

     (b) The terms of the initial directors of the Corporation expire at the first shareholders' meeting at which directors are elected.

     (c)  The  terms  of  all  other   directors   expire  at  the  next  annual
shareholders' meeting following their election.

     (d) The term of a director elected to fill a vacancy expires at the next shareholders' meeting at which directors are elected.

     (e) A decrease in the number of directors does not shorten an incumbent director's term.

                                      Ex-88

     (f) Despite the expiration of a director's term, each director shall continue to serve until the director's respective successor is elected and qualified or until there is a decrease in the number of directors.

Section 2.5       Meetings

     (a) Regular meetings of the Board shall be held at such times and places as the Board shall fix, and if so fixed, notices thereof need not be given. Special meetings shall be called by the Corporate Secretary at the request of the Chairman of the Board, the Vice Chairman, the President or the Executive Committee, upon at least 12 hours in person or by mail, telephone or telefax. The purpose of the meeting need not be given in the notice.

     (b) A majority of the Directors in office shall be required to constitute a quorum and all questions before the Board shall be decided by a majority of those present.

     (c) Any action which may be taken at a meeting of the Board of Directors, or of any Committee thereof, may be taken without a meeting, if a consent or consents in writing setting forth the action so taken shall be signed by all of the Directors or the members of the Committee, as the case may be, and shall be filed with the Corporate Secretary, or an Assistant Corporate Secretary, of the Corporation. Action taken by unanimous written consent is effective when the last director signs the consent, unless the consent specifies a later effective date.

                                      Ex-89

     (d) One or more Directors may participate in a meeting of the Board, or a Committee thereof, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision of the Bylaws shall constitute presence in person at such meeting.

     (e) A director may waive notice of a special meeting of the Board of Directors either before or after the meeting, and such waiver shall be deemed to be the equivalent of giving notice. The waiver must be in writing, signed by the director entitled to the notice and delivered to the Corporation for inclusion in its corporate records. Attendance at or participation in a meeting shall constitute waiver of any required notice to the director of the meeting, unless the director at the beginning of the meeting, or promptly upon the director's arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

     (f) A majority of the directors present, even if less than a quorum, may adjourn a meeting and continue it to a later time. Notice of the adjourned meeting or of the business to be transacted there, other than by announcement at the meeting at which the adjournment is taken, shall not be necessary. At an adjourned meeting at which a quorum is present, any business may be transacted which could have been transacted at the meetings as originally called.

Section 2.5       Presumption of Assent

     A director who is present at a meeting of the Board of Directors when action is taken is

                                      Ex-90
deemed to have assented to the action taken unless:

     (a) The director objects at the beginning of the meeting, or promptly upon the director's arrival, to holding it or transacting business at the meeting;

     (b) The director's dissent or abstention from the action is entered in the minutes of the meeting; or

     (c) The director delivers written notice of the director's dissent or abstention to the presiding officer of the meeting before its adjournment or to the Corporation within a reasonable time after adjournment of the meeting.

         The right of dissent or abstention is not available to a director who votes in favor of the action taken.

Section 2.7       Resignation and Removal

     (a) Any director of this Corporation may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board, the President, or Secretary of this Corporation. Any such resignation is effective when the notice is delivered, unless the notice specifies a later effective date.

     (b) A majority of the shareholders, at a special meeting called expressly for that

                                      Ex-91
purpose, may remove from office with cause one or more directors and elect their successors. Sixty-seven percent of the shareholders, at a special meeting called expressly for that purpose, may remove from office without cause one or more directors and elect their successors.

Section 2.8       Vacancies

     Unless otherwise provided by the Washington Business Corporation Act, as amended, in the case of any vacancy in the Board of Directors, including a vacancy resulting from an increase in the number of directors, the remaining directors, whether constituting a quorum or not, or the shareholders, may fill the vacancy. If the directors in office constitute fewer than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of all the directors in office.

Section 2.9       Compensation

     The Directors shall be entitled to such compensation for their services as Directors and as members of Committees as may be determined from time to time by the Board. Directors who are also employees are to entitled to compensation for services as Directors or as members of Committees.

Section 2.10       Committees

     (a) The Board of Directors shall be majority vote, at their annual meeting, elect an Executive Committee composed of not less than three (3) nor more than eleven (11) Directors and shall designate the Chairman of such committee. During the intervals between meetings of

                                      Ex-92
the Board of Directors, such Executive Committee shall have and exercise all of the powers and duties given, had, or possessed by the Board of Directors, and do any matter and thing which the Board of Directors could do except:

     (1) Authorize or approve a distribution except according to a general formula or method prescribed by the Board of Directors;

     (2) Approve or propose to shareholders action which the Washington Business Corporation Act, as amended, requires to be approved by the shareholders;

     (3)  Fill vacancies on the Board of Directors or on any of its committees;

     (4)  Amend the Articles of Incorporation;

     (5)  Adopt, amend, or repeal these Bylaws;

     (6)  Approve a plan of merger not requiring shareholder approval; or

     (7) Authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences, and limitations on a class or series of shares, except that the Board of Directors may authorize a committee, or a senior executive officer of the Corporation, to do so within limits specifically prescribed by the Board of Directors.

                                      Ex-93

     The Chairman of the Executive Committee shall preside at the meetings of the Executive Committee. Said Committee may meet at stated times or on 24 hours notice given by the Chairman of the Executive Committee, the Chairman of the Board, or any two (2) of its members. Vacancies in the membership of the Committee shall be filled by the remaining members. The Executive Committee shall elect the officers of the Corporation and shall fix their salaries.

     The Executive Committee shall keep regular minutes of its proceedings and report the same to the Board when required.

     (b) The Executive Committee may also establish such other committees, with such authority and duties, as the Executive Committee may from time to time deem advisable. Each such committee designated by the Executive Committee may make, alter and repeal rules for the conduct of its business. In the absence of such rules, each such committee shall conduct its business in the same manner as the Board of Directors conducts its business.

                   ARTICLE III. OFFICERS, AGENTS AND EMPLOYEES

Section 3.1       Enumeration

     The Executive Committee shall choose by ballot a President who shall be a member of the Board, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Corporate Secretary, a Treasurer, and one or more Assistant Corporate

                                      Ex-94

Secretaries, and Assistant Treasurers, and such other officers as they may deem necessary for the proper conduct of the business of the Corporation. The Executive Committee may also elect one of its members as Chairman. All elections by the Executive Committee shall be reported to the Board of Directors at its next regular meeting.

Section 3.2       Terms

     The Executive Committee shall have the power at any time to employ or remove by affirmative vote any officer or employee of the Corporation, any other provision of these Bylaws to the contrary notwithstanding.

Section 3.3       Chairman of the Board

     If there shall be a Chairman of the Board, he shall be a member of the Board and, if present, preside at all meetings of the Board of Directors and of the shareholders of the Corporation; he shall have general supervision over the business and operations of the Corporation. He shall perform all duties incident to the office of the Chairman of the Board.

Section 3.4       President

     In the absence or disability of the Chairman of the Board, or if there shall be no Chairman of the Board, the President shall perform all the duties of the Chairman of the Board, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Chairman of the Board, and shall perform such duties as from time to time may be assigned to him by the Executive Committee or the Chairman of the Board.

                                      Ex-95

Section 3.5       Chairman of the Executive Committee

     Chairman of the Executive Committee shall preside at all meetings of the Executive Committee, and he shall have such other powers and duties as may be assigned to him by the Executive Committee.

Section 3.6       Executive Vice Presidents

     The Executive Vice Presidents shall perform the duties assigned to Vice Presidents and, in addition, such other duties as may be assigned from time to time by the Executive Committee, the Chairman of the Board, or the President.

Section 3.7       Senior Vice Presidents

     The Senior Vice Presidents shall perform the duties assigned to Vice Presidents and, in addition, such other duties as may be assigned from time to time by the Executive Committee, the Chairman of the Board, or the President.

Section 3.8      Vice Presidents

     The Vice Presidents shall perform such duties as from time to time may be assigned to them respectively by the Executive Committee, the Board, the Chairman of the Board, or the President.

Section 3.9       Secretary

     The Secretary shall record all the votes of the shareholders and of the Directors and the

                                      Ex-96
minutes of the meetings of the shareholders, the Board of Directors and the Executive Committee in a book or books to be kept for that purpose; he shall see that notices of meetings of the Board, the Executive Committee, and shareholders are given and that all records and reports are properly kept and filed by the Corporation as required by law; he shall be the custodian of the seal of the Corporation and shall see that it is affixed to all documents to be executed on behalf of the Corporation under its seal; and, in general, he shall perform all duties incident to the office of Secretary, and such other duties as may from time to time be assigned to him by the Executive Committee, Board of Directors, Chairman of the Board, or the President.

Section 3.10       Assistant Secretaries

     In the absence or disability of the Secretary or when so directed by the Secretary, any Assistant Secretary may perform all the duties of the Secretary, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Secretary. The Assistant Secretaries shall perform such other duties as from time to time may be assigned to them respectively by the Executive Committee, the Board of Directors, the Chairman of the Board, the President, or the Secretary.

Section 3.11       Treasurer

     The Treasurer shall have charge of all receipts and disbursements of the Corporation and shall have or provide for the custody of this funds and securities; he shall have full authority to receive and give receipts for all money due and payable to the Corporation, and to endorse checks, drafts and warrants in it name and on its behalf and to give full discharge for the same;

                                      Ex-97
he shall deposit all funds of the Corporation, except such as may be required for current use, in such banks or other places of deposit as the Executive Committee or the Board of Directors may from time to time designate; and, in general, he shall perform all duties incident to the office of Treasurer and such other duties as may from time to time be assigned to him by the Executive Committee, the Board of Directors, the Chairman of the Board, or the President.


Section 3.12       Assistant Treasurers

     In the absence or disability of the Treasurer or when so directed by the Treasurer, any Assistant Treasurer may perform all the duties of the Treasurer, and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Treasurer. The Assistant Treasurers shall perform all such other duties as from time to time may be assigned to them respectively by the Executive Committee, the Board of Directors, the Chairman of the Board, the President, or the Treasurer.

Section 3.13       Powers

     In addition to the powers specified in the Articles of Incorporation and Bylaws of the Corporation, each officer shall have the authority customarily attributed to his office, and the authority customarily attributed by the law of each jurisdiction in which the Corporation does business, to the end that he may fully and efficiently perform his office according to law and under the direction of the Executive Committee, the Board, the Committees of the Board, the Chairman of the Board, or the President.

                                      Ex-98

Section 3.14       Compensation

     The compensation of all officers shall be fixed by the Executive Committee. The appointment of an officer shall not of itself create contract rights.

Section 3.15       Agents and Employees

     If authorized by the Executive Committee, the Chairman of the Board, the President or any officer of the Corporation may appoint or employ such agents and employees as shall be requisite for the proper conduct of the business of the Corporation, and may fix their compensation and the conditions of their employment, subject to removal by the appointing or employing person.

                                ARTICLE IV. STOCK

Section 4.1      Issuance of Certificates for Shares

     No shares of this Corporation shall be issued unless authorized by the Board of Directors. Such authorization shall include the maximum number of shares to be issued, the consideration to be received, and a statement that the Board considers the consideration to be adequate. Certificates for shares of the Corporation shall be in such form as is consistent with the provisions of the Washington Business Corporation Act, as amended, and shall state: (a) The name of the Corporation and that the Corporation is organized under the laws of the State of Washington; (b) The name of the person to whom issued; and (c) The number and class of shares and the designation of the series, if any, which such certificate represents.

                                      Ex-99

Section 4.2       Registrars and Transfer Agents

     The Corporation may, but until required by law need not, employ Registrars, Transfer Agents, or both, for its stock, with such duties and for such compensation as may be agreed with the Corporation, and approved by the Board.

Section 4.3       Transfers

     Any stock certificates shall be transferable on the books of the Corporation, at the pleasure of the holder in person or by duly authorized attorney, upon production of satisfactory evidence of the legality of such transfer, payment of all taxes payable in connection therewith, and surrender of the certificate for the stock to be transferred.

Section 4.4       Record Dates

     The Board may fix in advance as permitted by law and required by the circumstances, dates as of which there shall be determined from the records of the Corporation the shareholders entitled to vote at any meeting, to receive payment of any dividend, to receive any allotments of rights in connection with the Corporation's stock, or to exercise any other rights of shareholders.

Section 4.5       Lost Certificates

     Upon application of the registered owner of a certificate for shares of the Corporation's stock, or of the duly authorized representative of such owner, accompanied by proof of its loss or destruction and by an agreement secured by the bond of a corporate surety to indemnify the Corporation, its Registrars and Transfer Agents, if any, against any damage arising out of the alleged loss or the issuance to the

                                      Ex-100

Applicant of a new certificate for such shares in the name of the registered owner, such new certificates shall be issued if any Vice President of the Corporation and its Corporate Secretary, or an Assistant Corporate Secretary, shall be satisfied as to the sufficiency of the proof of loss or destruction and as to the adequacy of such bond of indemnity, and shall so certify in writing for the records of the Corporation and of its Registrars and Transfer Agents, if any.

                          ARTICLE V. BOOKS AND RECORDS

Section 5.1       Minutes Book, Books of Accounts, and Share Register

         The Corporation:

     (a) Shall keep as permanent records minutes of all meetings of its shareholders and the Board of Directors, a record of all actions taken by the shareholders or the Board without a meeting, and a record of all actions taken by a committee of the Board exercising the authority of the Board on behalf of the Corporation;

     (b) Shall maintain appropriate accounting records;

     (c) Or its agent shall maintain a record of the shareholders of the Corporation, in a form that permits preparation of a list of the names and addresses of all shareholders, in alphabetical order by class of shares showing the number and class of shares held by each; and

     (d) Shall keep a copy of the following records at its principal office.

                                      Ex-101

     (1) The Articles or Restated Articles of Incorporation and all amendments to them currently in effect;

     (2) The Bylaws or Restated Bylaws and all amendments to them currently in effect;

     (3) The minutes of all shareholders' meetings, and records of all actions taken by shareholders without a meeting, for the past three (3) years;

     (4) Its financial statements for the past three (3) years, including balance sheets showing in reasonable detail the financial condition of the Corporation as of the close of each fiscal year, and an income statement showing the results of its operations during each fiscal year prepared on the basis of generally accepted accounting principles, or if not, prepared on a basis explained therein;

     (5) All written communications to shareholders generally within the past three (3) years;

     (6) A list of the names and business addresses of its current directors and officers; and

     (7) Its most recent annual report delivered to the Washington Secretary of State.

Section 5.2       Copies of Resolutions

     Any person dealing with the Corporation may rely upon a copy of any of the records of the proceedings, resolutions, or votes of the Board of Directors or shareholders, when certified by the

                                      Ex-102

President or Secretary of the Corporation.

                ARTICLE VI. FISCAL YEAR AND FINANCIAL STATEMENTS

Section 6.1       Fiscal Year

     The fiscal year end of the Corporation shall be the calendar year unless otherwise determined by resolution of the Board of Directors.

Section 6.2       Financial Statements

     Not later than four months after the close of each fiscal year, and in any event prior to the annual meeting of shareholders, the Corporation shall prepare:

     (a) A balance sheet showing in reasonable detail the financial condition of the Corporation as of the close of its fiscal year; and

     (b) An income statement showing the results of the Corporation's operation during its fiscal year. Such statements may be consolidated or combined statements of the Corporation and one or more of its subsidiaries, as appropriate. If financial statements are prepared by the Corporation for any purpose on the basis of generally accepted accounting principles, the annual statements must also be prepared, and disclose that they are prepared, on that basis. If financial statements are prepared only on a basis other than generally accepted accounting principles, they must be prepared, and disclose that they are prepared,

                                      Ex-103
on the same basis as other reports and statements prepared by the Corporation for the use of others.

     Upon written request, the Corporation shall promptly mail to any shareholder a copy of the most recent balance sheet and income statements. If prepared for other purposes, the Corporation shall also furnish upon written request a statement of sources and applications of funds, and a statement of changes in shareholders' equity, for the most recent fiscal year.

     If the annual financial statements are reported upon by a public accountant, the accountant's report must accompany them. If not, the statements must be accompanied by a statement of the President or the person responsible for the Corporation's accounting records:

     (a) Stating the person's reasonable belief whether the statements were prepared on the basis of generally accepted accounting principles and, if not, describing the basis of preparation; and

     (b) Describing any respects in which the statements were not prepared on a basis of accounting consistent with the basis used for statements prepared for the preceding year.

     For purpose of this section, "shareholder" includes a beneficial owner whose shares are held in a voting trust or by a nominee on the beneficial owner's behalf.

                                      Ex-104

        ARTICLE VII. INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES

Section 7.1       Directors and Officers

     This Corporation shall indemnify its directors and officers to the full extent permitted by the Washington Business Corporation Act now or hereafter in force. However, such indemnity shall not apply on account of: (1) acts or omissions of the director or officer finally adjudged to be intentional misconduct or a knowing violation of law; (2) conduct of the director finally adjudged to be in violation of RCW 23B.08.310; or (3) any transaction with respect to which it was finally adjudged that such director or officer personally received a benefit in money, property, or services to which the director or officer was not legally entitled.

     This Corporation shall advance expenses for such persons as authorized by separate directors' resolutions or contracts.

Section 7.2       Employees Who Are Not Directors or Officers

     This Corporation shall indemnify and advance expenses to its employees who are not directors or officers to the extent authorized by the Board of Directors and consistent with the law.

Section 7.3       Implementation

     The Board of Directors may take such action as is necessary to carry out these indemnification and expense advancement provisions. The Board is expressly empowered to adopt, approve, and amend from time to tome such Bylaws, resolutions, contracts, or further indemnification and expense advancement

                                      Ex-105
arrangement as may be permitted by law, implementing these provisions, Such Bylaws, resolutions, contracts, or further arrangements shall include but not be limited to implementing the manner in which determinations as to any indemnity or advancement of expense shall be made.

Section 7.4       Survival of Indemnification Rights

     No amendment or repeal of the Corporation's Articles or Bylaws shall apply to or have any effect on any right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

                           ARTICLE VIII. MISCELLANEOUS

Section 8.1       Execution of Obligations

     The policies, contracts, documents, instruments, and other writings which the Corporation is authorized to make and which require execution shall be executed by such officers or employees as may be designated by the Board and in accordance with the law applicable thereto.

Section 8.2        Contributions

     The Board shall have the authority from time to time to make such contributions as the Board in its discretion shall determine, for such public and charitable purposes as are authorized under the laws of the State of Washington.

                                      Ex-106

Section 8.3       Depositories

     The moneys and securities of the Corporation shall be kept safe in such manner and in such palaces as the Board may approve.

                              ARTICLE IX. AMENDMENT

Section 9.1       Amendment

     These Bylaws may be altered, amended, restated or repealed by a majority vote of the Board at any regular or special meeting, if notice of the proposed amendment is contained in the notice of the meeting, subject always to the power of the shareholders to change such action.

     The directors may not modify the Bylaws fixing their qualifications, classifications, or term of office. ADOPTED by the Board of Directors December , 1992.

                                      Ex-107

                                    Exhibit 8

        Participation Agreement Between Investors Life Insurance Company of North America, Putnam Capital Manager Trust and Putnam Mutual Funds Corp. Filed with Post-Effective Amendment
           No. 20 Dated April 14, 1995 and Filed Herewith in Order to
            Comply with the Requirements of Reg. Sec. 232.303(a)(3),
         Pertaining to the Electronic Submissions more than Three Years after a Registrant's Edgar Phase-in Date


                          FUND PARTICIPATION AGREEMENT


     Investors Life Insurance Company of North America ("Investors Life"), a life insurance company domiciled in the State of Washington with its administrative office at 701 Brazos Street, Austin, Texas 78701, Putnam Capital Manager Trust, an open-end, management investment company registered under the Investment Company Act of 1940, as amended, with its business office at One Post Office Square, Boston, MA 02109 (the "Trust"), and Putnam Mutual Funds Corp., the principal underwriter of the shares of the Trust, with its principal office at One Post Office Square, Boston, MA 02109 ("PMF"), hereby agree to an arrangement whereby shares of the Trust shall be made available to serve as an underlying investment medium for variable annuity contracts to be offered to the public by Investors Life through a separate account (segregated asset account) of Investors Life designated as Investors Life Insurance Company of North America - Separate Account I (the "Separate Account") subject to the following provisions:


     1. Investors Life represents that it is a life insurance company originally organized under Pennsylvania law; that it redomesticated to the State of Washington in December 1992; that it established the Separate Account in 1982, pursuant to the provisions of the Pennsylvania Insurance Code and that it has registered the Separate Account as a unit investment trust under the Investment Company Act of 1940, as amended ( the "Act"), to serve as an investment vehicle for variable annuity contracts (the "Contracts") issued by Investors Life, the value of such Contracts being based upon the investment performance of the Separate Account, including certain variable annuity contracts which may be considered periodic payment plan certificates under the Act. The assets of the Separate Account are held by Investors Life as reserves for the Contracts. The Contracts provide for the allocation of net amounts received by Investors Life thereunder to separate, independent divisions of the Separate Account for investment in the shares of the portfolio series of the Trust (each a "Fund") to serve as underlying investment media. The selection of an underlying class of Fund shares is made by Investors Life based upon the selection of Separate Account division(s) by the owner of the applicable Contract, and may be changed from time to time, in accordance with the terms of the Contracts.


     2. The parties hereto acknowledge that, prior to the effective date of this Agreement, the underlying investment vehicle for the Separate Account was the CIGNA


                                      Ex-108

          Annuity Funds Group. On December 21, 1994, the Securities and Exchange Commission (the "SEC") issued an Order Granting Exemptions (Release No. IC-20792; File No. 812-8906) (the "Order"). The Order was granted in connection with the Application submitted by Investors Life for an order pursuant to section 26(b) and an exemption under Sections 6(c) and 17(b) from Section 17(a) of the Act (the "Application"). The Application was filed in order to obtain the approval of the SEC of the substitution of shares of CIGNA Annuity Funds Group for shares of the corresponding Fund, with the shares of such Fund to serve as the underlying investment vehicle for the Separate Account. Investors Life agrees that the Trust shall be the sole investment vehicle for the Separate Account so long as this Agreement is in effect.

     3. Each Fund's shares may be purchased and redeemed by Investors Life at net asset value determined in accordance with the provisions of the then current prospectus of the Trust. Investors Life may purchase or redeem Trust shares by telephone, telex or other telecommunications device before 12:00 noon (Eastern time) on any business day (defined as any date on which the NYSE is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the Securities and Exchange Commission), and such purchases or redemptions shall be executed as of the next prior close of regular trading on such Exchange, and Investors Life hereby warrants and represents to the Trust that each of such purchases or redemptions will relate to applicable selections of Separate Account divisions made under the Contracts by Contract owners which were received and accepted by Investors Life not later than such next prior close of regular trading of such Exchange. Investors Life agrees to use its best efforts to issue the Contracts, but is not obligated to issue the Contracts. The Trust anticipates that it will make each class of its shares available indefinitely for purchase by Investors Life hereunder, but reserves the right to cease issuing shares if, in the judgment of the Trustees of the Trust in accordance with the exercise of their fiduciary obligations, doing so would be in the best interest of shareholders of the Trust. Subject to the terms hereof, Trust shares shall be ordered in such quantity and at such times as determined by Investors Life to be necessary to meet the requirements of those Contracts for which the Trust serves as an underlying investment vehicle. Orders for Trust shares will be sent directly to the Trust or to such other entity as shall be specified by the Trust. Payment shall be made by Investors Life in federal funds on the day of placement of the order for shares of a Fund. Payment for such


                                      Ex-109
          shares shall be made payable to the Trust or its transfer agent. If payment is not received by the Trust or its agent on the day of placement of the order, the Trust may, without notice, cancel the order for the affected Fund and require Investors Life to reimburse the Trust for any loss suffered by the Trust resulting from such failure to make timely payments. Trust shares sold hereunder shall be registered under applicable securities laws and authorized for issuance in accordance with applicable law.


     4. The Trust will pay all expenses incident to the registration with the Securities and Exchange Commission of shares of the Trust sold hereunder and of complying with the next to last sentence of Section 6 hereof. The Trust or PMF shall pay for the cost of preparing and delivering to Investors Life a prospectus of the Trust that may be copied for use by Investors Life. If Investors Life desires to use a printed version of the prospectus of the Trust. such printing shall be at the expense of Investors Life. Investors Life shall not be responsible for costs or expenses incurred in connection with the registration or distribution of Trust shares pursuant to this Agreement or otherwise. Investors Life shall pay all expenses incident to the registration of the Contracts with the Securities and Exchange Commission, the preparation and printing of prospectuses of the Separate Account, the Statement of Additional Information of the
          Separate Account, proxy statements of the Separate Account and financial reports to contractholders of the Separate Account. Neither the Trust nor PMF shall be responsible for costs or expenses of distributing the Contracts pursuant to this Agreement or otherwise.


     5. Investors Life and its agents shall make no representation concerning the Trust or Trust shares except those contained in the then current prospectus of the Trust or in current printed sales literature of the Trust approved by the Trust or PMF, or otherwise approved by the Trust or PMF in writing. The cost of preparing and printing any sales literature pertaining to the Separate Account or the Trust shall be borne by the party requesting such sales literature. Neither the Trust nor PMF shall use any sales literature pertaining to the Separate Account which has not been approved in writing by Investors Life.

                                      Ex-110

     6. Administrative services to owners of and participants under Contracts shall be the responsibility of Investors Life and shall not be the responsibility of the Trust. The Trust understands and acknowledges that its investment adviser or manager may from time to time share in or reimburse Investors Life for the expense of such services, in the sole discretion of such adviser or manager. At its own expense, the Trust will furnish Investors Life sufficient copies of its proxy material, reports to shareholders and other communications to shareholders in such quantities as Investors Life shall reasonably require for distribution to owners of and participants under the Contracts. Investors Life shall pay the cost of any such distribution.


     7. This Agreement may be terminated as to the issuance of shares of a Fund in connection with the sale and issuance of new Contracts:

          a. At the option of Investors Life, the Trust or PMF upon twelve months' advance written notice to the others;

          b. at the option of Investors Life if shares of a Fund are not available for any reason to meet the requirements of the Contracts. (Prompt notice of election to terminate shall be furnished by Investors Life to the Trust);

          c. at the option of the Trust, PMF or Investors Life, upon institution of any adversary proceedings against any party hereto or the Separate Account, relating to the Trust, the Separate
               Account or the issuance and sale of the Contracts, by the National Association of Securities Dealers, Inc., the Securities and Exchange Commission or any other governmental or regulatory body;

          d. upon requisite vote of the Contract owners to substitute the shares of another investment company for shares of a Fund in accordance with the terms of the Contract(s). Investors Life will give 90 days' advance written notice to the Trust and PMF of any proposed vote to replace shares of a Fund;


          e. in the event Trust shares are not registered, issued or sold in conformance with Federal law or applicable state law, or such law precludes the use of Trust shares as the underlying investment medium of the Contracts. Prompt notice shall be given by


                                      Ex-111
               affected party to the other parties in the event the conditions of this provision occur.

          f. with respect to any Fund, upon six months advance written notice from PMF or the Trust to Investors Life, upon a decision by PMF or the Trust to cease offering shares of the Fund for sale.

     8. Termination as a result of any cause listed in the preceding paragraph shall not affect the obligation of the Trust to furnish shares of the affected Fund in connection with the Contracts then in force for which shares of such Fund were or may serve as the underlying investment medium, unless further sale of such shares is proscribed by law or the Securities and Exchange Commission or other regulatory body.


     9. Each notice required by this Agreement by either party shall be given by wire and confirmed in writing to the other party hereto at:

                          Putnam Capital Manager Trust
                             One Post Office Square
                                Boston, MA 02109
                              Attention: President

                            Putnam Mutual Funds Corp.
                             One Post Office Square
                                Boston, MA 02109
                              Attention: President

                Investors Life Insurance Company of North America
                                701 Brazos Street
                               Austin, Texas 78701
                              Attention: President



     10. Neither this Agreement nor any of the rights, responsibilities or obligations hereunder may be assigned by any party hereto.


     11. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts.


     12. Investors Life will distribute all proxy materials furnished by the Trust to owners or participants under the Contracts and will vote Trust shares in accordance with instructions received from such owners or

                                       Ex-112
          participants. Investors Life will vote Trust shares for which instructions have not been received in the same proportion as Trust shares for which such instructions have been received from such owners or participants. Investors Life and persons under its control will in no manner recommend action in connection with the solicitation of proxies for Trust shares held in the Separate Account.


     13. (a) Investors Life agrees to indemnify and hold harmless the Trust, PMF, each person, if any, who controls the Trust or PMF within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act") and each of any of their trustees, officers, employees and agents against any costs, losses, claims, damages or liabilities (including reasonable attorneys' fees and amounts paid in settlement thereof with the written consent of Investors Life) to which the Trust or any such trustee, officer, employee or agent may become subject, under the Act, the 1933 Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) or settlements:

               (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the prospectus or the Statement of Additional Information for the Separate Account and the Contracts (or any amendment or supplement thereto), or any written sales literature for the Contracts prepared or approved by Investors Life, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with written information furnished to Investors Life by the Trust or PMF expressly for use in the Registration Statement or prospectus for the Separate Account and the Contracts (or any amendment or supplement thereto) or such sales literature;

               (ii) arise  out  of or  as a  result  of  written  statements  or representations (other than statements or representations contained in the

                                      Ex-113

                    Trust's Registration Statement or Prospectus, or in sales literature for Trust shares not supplied by Investors Life, or persons under its control) or wrongful conduct of Investors Life or persons under its control, with respect to the sale or distribution of the Contracts or Trust shares; or

               (iii)arise  out  of  any  untrue   statement  or  alleged  untrue
                    statement of a material fact contained in a Registration Statement, Prospectus, or sales literature of the Trust or any amendment thereof or supplement thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon information furnished to the Trust by or on behalf of Investors Life; or

               (iv) arise out of or result from any breach of any representation and/or warranty made by Investors Life in this Agreement or arise out of or result from any other breach of this Agreement by Investors Life.

          (b) PMF agrees to indemnify and hold harmless Investors Life each person, if any, who controls the Separate Account or Investors Life within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act") and each of any of their directors, officers, employees and agents against any costs, losses, claims, damages or liabilities (including reasonable attorneys' fees and amounts paid in settlement thereof with the written consent of
               PMF) to which Investors Life or any such director, officer, employee or agent may become subject, under the Act, the 1933 Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) or settlements:

               (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the prospectus or the Statement of Additional Information for the Trust (or any amendment or supplement thereto) or any written sales literature for the Trust prepared or approved by PMF or the Trust, or arise out of or are based upon the omission or the alleged omission to state therein a

                                       Ex-114
                    material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with written information furnished to the Trust by Investors Life expressly for use in the Registration Statement, the prospectus or the Statement of Additional Information for the Trust (or any amendment or supplement thereto) or such sales literature.

               (ii) arise  out  of or  as a  result  of  written  statements  or representations (other than statements or representations contained in the Registration Statement or Prospectus of the Separate Account, or in sales literature for the Contracts not supplied by PMF or the Trust, or persons under their control) or wrongful conduct of PMF or the Trust or persons under their control, with respect to the sale or distribution of the Contracts or Trust shares; or

              (iii) arise  out  of  any  untrue   statement  or  alleged  untrue
                    statement of a material fact contained in a Registration Statement, Prospectus, or sales literature of the Separate Account or any amendment thereof or supplement thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon information furnished to Investors Life by or on behalf of PMF or the Trust; or

               (iv) arise out of or result from any breach of any representation and/or warranty made by PMF or the Trust in this Agreement or arise out of or result from any other breach of this Agreement by PMF or the Trust.

          (c) Promptly after receipt by the party seeking indemnification (the "indemnified party") of notice of the commencement of any action, or the making of any claim for which indemnity may apply either under sub-paragraph (a) or (b) of this Section, such party will, if a claim in respect thereof is to be made, notify the party obligated to make indemnification (the "indemnifying party") of the

                                      Ex-115
               commencement thereof; but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to the indemnified party otherwise than under this Agreement. In case any such action is brought against the indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in such action and, to the extent that it may wish to assume the defense thereof with counsel satisfactory to the indemnified party, and after notice from the indemnifying party of its election to assume the defense thereof, the indemnifying party will not be liable to the indemnified party under this Agreement for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          (d) The obligations of the parties in this Section 13 shall survive the termination of this Agreement.


     14. (a) If the Trustees determine that an irreconcilable material conflict between the interests of the contract owners of all separate accounts investing in the Trust has arisen as a result of the following or for any other reasons: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax or securities law or regulations, or public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Fund are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners, the Trust shall promptly inform Investors Life of such determination and the implications thereof.


     (b) Investors Life will report any potential or existing conflicts of which it is aware to the Trustees. Investors Life will assist the Trustees in carrying out their responsibilities under the Shared Funding Exemption Order issued to the Trust by the SEC (File 812-8612) (the "Shared Funding

                                      Ex-116

          Exemption Order"), by providing the Trustees at least annually with all reports, materials and other data reasonably necessary for the Trustees to consider any issues raised. This includes, but is not limited to, an obligation by Investors Life to inform the Trustees whenever contract owner voting instructions are disregarded.

     (c) If it is determined by a majority of the Trustees, or a majority of the disinterested Trustees, that a material irreconcilable conflict exists, Investors Life shall to the extent reasonably practicable (as determined by a majority of the disinterested Trustees), take, at Investors Life's expense, whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including:
          (1) withdrawing the assets allocable to the Separate Account from the Trust or any of its series and reinvesting such assets in a different investment medium, including (but not limited to) another series of the Trust, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more insurance companies participating in the Trust) that votes in favor of such segregation, or offering to the affected Contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

     (d) Without limiting the scope of paragraph 14(c)(1), above, if a material irreconcilable conflict arises because of a decision by Investors Life to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, Investors Life may be required, at the Trust's election, to withdraw the Separate Account's investment in the Trust and terminate this Agreement with respect to the Separate Account; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees.


     (e)  To the  extent not  inconsistent  with the  Shared  funding  Exemption
          Order,  if  a  material   irreconcilable  conflict  arises  because  a
          particular

                                      Ex-117
          state insurance regulator's decision applicable to Investors Life conflicts with the majority of other state regulators, then Investors Life will withdraw the Separate Account's investment in the Trust and terminate this Agreement with respect to such Account within six months after the Trustees inform Investors Life in writing that they have determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Until the end of the foregoing six month period, PMF and the Trust shall continue to accept and implement orders by Investors Life for the purchase (and redemption) of shares of the Trust in accordance with the terms of this Agreement.

     (f) For purposes of this Agreement, a majority of the disinterested Trustees shall determine whether any proposed action adequately remedies any irreconcilable material conflict. Investors Life shall not be required by Section 13(c) to establish a new Trust medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the material irreconcilable conflict. In the event that the Trustees determine that any proposed action does not adequately remedy any material irreconcilable conflict and to the extent not inconsistent with the Shared Funding Exemption Order, then Investors Life will withdraw the Separate Account's investment in the Trust and terminate this Agreement within six (6) months after the Trustees inform Investors Life in writing of the foregoing determination, provided however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested Trustees.

     (g) If and to the extent that Rule 6e-2 and Rule 6e- 3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Investment Company Act of 1940 or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemption Order) on terms and conditions materially different from those contained in the Shared Funding Exemption Order, then (a) the Trust and/or Investors Life, as appropriate, shall take such


                                      Ex-118
          steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Section 14 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Section are contained in such Rule(s) as so amended or adopted.

     (h) Investors Life has reviewed the Shared Funding Exemption Order and hereby assumes the obligations referred to therein which are required, as conditions to such Order, to be assumed or undertaken by it. The provisions of this Agreement shall be interpreted in a manner consistent with the requirements of the Shared Funding Exemption Order.

15. A copy of the Agreement and Declaration of Trust of PCM is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement has been executed on behalf of PCM by an officer of PCM as an officer and not individually, and the obligations of PCM arising out of this Agreement are not binding upon any of the trustees, officers, or shareholders of PCM individually but are binding only upon the assets and property of PCM.


In Witness Whereof, the parties have executed this Agreement this 10th day of April, 1995.


INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA


         By:
         Title:


PUTNAM CAPITAL MANAGER TRUST

         By:
         Title:


PUTNAM MUTUAL FUNDS CORP.

         By:
         Title:

                                      Ex-119

                                   Exhibit 9


            Opinion of Counsel as to the Legality of the Securities



                                                                  April 20, 1999
Board of Directors
Investors Life Insurance Company
 of North America
701 Brazos Street
Austin, Texas  78701

Gentlemen:

     In my capacity as General Counsel of Investors Life Insurance Company of North America ("Investors Life"), I have acted as counsel for Investors Life in connection with the preparation of Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, ("Registration Statement") filed by Investors Life and Investors Life Insurance Company of North America Separate Account I ("Separate Account") with the Securities and Exchange Commission. The Registration Statement covers a proposed public offering of an indefinite amount of individual variable annuity contract interests ("Variable Annuity Contracts").

     In acting as General Counsel, I have made such examination of the law and examined such records and documents as in my judgment have been deemed necessary and appropriate to enable me to render the following opinion:

1. Investors Life has been duly organized under the laws of the Commonwealth of Pennsylvania and redomesticated under the laws of the State of Washington, and is a validly existing corporation which is licensed to conduct a life insurance business, including the issuance of variable annuities;

2. Separate Account is a separate account of Investors Life that has been created and validly exists pursuant to the Washington insurance laws and the regulations thereunder;

                                      Ex-120

Investors Life Insurance
Company of North America
Page 2
April 20, 1999

3. The corporate procedures for the offering and issuance of the Variable Annuity Contracts have been followed, and all applicable state and local law requirements relating to the Variable Annuity Contracts have been complied with;

4. The Separate Account is duly registered as a unit investment trust under the Investment Company Act of 1940;

5. Upon acceptance by Investors Life of an application for a Variable Annuity Contract described in the Registration Statement and the required payment from the duly authorized applicant, in accordance with the terms thereof as described in the prospectus forming a part of the Registration Statement, and upon its compliance with state and local requirements, there will be created in the designated Variable Annuity Contract owner a legally issued, fully paid and non-assessable contract enforceable by its terms against Investors Life. The monetary value of such Contract, subject to applicable charges, will be based upon a current pro rata interest in the Separate Account assets held by Investors Life;

6. The offering of Variable Annuity Contracts covered by the Registration Statement, when issued on or after the effective date thereof as declared by the Securities and Exchange Commission, assuming that such Registration remains substantially unchanged from that reviewed by me, will comply with the Securities Act of 1933, as amended.

     I hereby consent to the filing of the Opinion with the Registration Statement, and you may use my name as General Counsel under the caption "Legal Matters" in the prospectus which forms a part of the Registration Statement.

                                                       Sincerely,


                                                          /s/ Theodore A. Fleron
                                                                Vice President &
                                                                 General Counsel

                                      Ex-121

                                  Exhibit 10(a)

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 (No. 2-77712) of our report dated March 26, 1999 relating to the statutory financial statements of Investors Life Insurance Company of North America and of our report dated February 19, 1999 relating to the financial statements of Investors Life Insurance Company of North America Separate Account I, which appear in such Statement of Additional Information.


PricewaterhouseCoopers LLP
Dallas, Texas
April 27, 1999


                                     Ex-122

                                   Exhibit 13

                Schedule for Computation of Performance Returns.
            Filed with Post-Effective Amendment No. 11 (Form N-4),
          and Filed Herewith in Order to Comply with the Requirements of Reg. Sec. 232.303(a)(3), Pertaining to the Electronic
             Submissions more than Three Years after a Registrant's
                              Edgar Phase-in Date


      MONEY MARKET DIVISION: Schedule for Computation of Performance Returns

        Calculation of Current Yield and Effective Yield for 7 day period ending December 31, 1988

                            ANNUALIZED CURRENT YIELD

                                MONEY MARKET FUND

                                   b
               Formula = [( 1 + a ) - 1 ] - c
                                ---
                                 7

               a = Sum of daily dividend rates for last seven (7)days of year

               b = Days of Year

               c = M & E charge


               Dividend Rates

               12-30-88 one (1) day rate

               12-29-88 one (1) day rate

               12-28-88 one (1) day rate

               12-27-88 four (4) day rate

               Seven (7) day rate

               a = .001806052

               b = 365

               c = .012






                                   Exhibit (i)

                                      Ex-123

                                           365
                         [ ( 1 + .001806052 )               -1 ] -.012
                                 ------------
                                        7

                                          365
                         [ ( 1 + .0002580 )                 -1 ] -.012


                                       365
                         [ ( 1.0002580 )                   -1 ]   -.012

                         [ ( 1.098730 )                    -1 ]   -.012

                         0.098730 -.012

                         =8.673




                              Exhibit (i) - Page 2

                                      Ex-124

                          YIELD for SINGLE and FLEXIBLE
                                PAYMENT CONTRACTS



                           ( [ ( d/e x f ] x g ) - h

                            Policyholders

                           d = # of Money Market policyholders

                           e = # of CVA contracts

                           f = contract admin fee

                           g = # of  days  per  year  yield  is based

                           h = annualized yield


                           d = 1397

                           e = 6657

                           f = $25.00 (singles), $30.00 (flexible)

                           g = 7\365

                           h =8.673




                              Exhibit (i) - Page 3

                                      Ex-125

                            Single Payment Contracts


                                  Policyholders
                                  ----------------


                  1397
                  ------            =   0.210 x $25.00 = 5.25
                  6657

                                        5.25 x   7     = .100
                                                 ---
                                                 365

                                        8.673 - .100   = 8.573


                           Flexible Payment Contracts


                                  Policyholders
                                -----------------

                  1397
                  ------       =       0.210 x   $30.00 = 6.3
                  6657

                                       6.3 x 7        =  .121
                                          ---
                                          365


                                        8.673 - .121 = 8.552




                              Exhibit (i) - Page 4

                                      Ex-126

                           EFFECTIVE ANNUALIZED YIELD

                                MONEY MARKET FUND


                                     b
                Formula = [ ( 1 + a ) - 1 ] - c

                a = Sum of daily dividend rates for last seven (7) days of year

                b = Days of Year

                c = M & E charge


                Dividend Rates

                12-30-88 one (1) day rate                       0.000452495

                12-29-88 one (1) day rate                       0.000226191

                12-28-88 one (1) day rate                       0.000225823

                12-27-88 four (4) day rate                      0.000901543
                                                             ----------------
                   Seven (7) day rate                           0.001806052


                 a = .001806052

                 b = 365

                 c = .012


                                    365
                 [ ( 1 + .001806052 )           -1 ] -.012

                                 365
                 [ ( 1.001806052 )              -1 ] -.012

                 [ ( 1.932150)                   -1] -.012

                 0.932150 - .012

                 =9.20

                               Exhibit (i)-Page 5

                                      Ex-127

                          YIELD for SINGLE AND FLEXIBLE
                                PAYMENT CONTRACTS


                          ( [ ( d/e ) x f ] x g ) - h

                           Policyholders

                           d = # of Money Market policyholders

                           e = # of CVA contracts

                           f = contract admin fee

                           g = # of days per year yield is based

                           h = effective annualized yield


                           d = 1397

                           e = 6657

                           f = # $25.00 (single), $30.00 (flexible)

                           g = 7\365

                           h = 9.20



                              Exhibit (i) - Page 6

                                      Ex-128

                            Single Payment Contracts



                                  Policyholders
                                -----------------

                  1397
                  -----   =        0.210 x $25.0 = 5.25
                  6657

                                    5.25 x 7    = .100
                                          ---
                                          365


                                    9.20  -.100 = 9.100




                           Flexible Payment Contracts


                                  Policyholders
                                ------------------

                  1397
                  -----        =      0.210 x $30.00 = 6.30
                  6657

                                      6.3 x 7   = .121
                                           ---
                                           365

                                      9.20 - .121 = 9.079


                              Exhibit (i) - Page 7

                                      Ex-129